EXHIBIT 10.52

ORDER / SOLICITATION / OFFER / AWARD

OFFEROR TO COMPLETE BLOCKS 13, 14, 16, 22, 23 and 26	1. REQUISITION NO.	PAGE 1 OF 4

2. CONTRACT/ORDER NO. ACN-13-FX	3. AWARD/ EFFECTIVE DATE 04/23/2013	4. MASTER/AGENCY CONTRACT NO.	5. SOLICITATION NO. SA- 12- A- 0024	6. SOLICITATION ISSUE DATE 01/08/2013

7. For Solicitation Information Call	a. NAME Gregory	Bayne	b. TELEPHONE NO. (202) 268-3428	c. FAX NO. (202) 268-5879	8. OFFER DUE DATE/TIME

9. ISSUED BY	CODE	5ASNET	10. ACO CODE 5ASNET	11.SOLICITATION METHOD ☐ RFQ ☒ RFP ☐ ORAL	12. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS CHECKED ☐ SEE SCHEDULE	13. DISCOUNT TERMS See Schedule
Air CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 EMAIL: gregory.j.bayne@usps.gov
14 SUPPLIER	CODE	000389122	15. BILLING ADDRESS NO INVOICE
FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800 TEL: FAX: EMAIL:
16. REMITTANCE ADDRESS	CODE	00001	17. DELIVERY ADDRESS
FEDERAL EXPRESS CORPORATION 3680 HACKS CROSS ROAD BLDG H 1ST FLOOR ATTN MR RON STEVENS MEMPHIS TN 381258800 TEL: FAX: EMAIL:		☐ CHECK ☒ EFT	Multiple Destinations TELEPHONE NO: DELIVER BY/END DATE:

18. ITEM NO	19. SCHEDULE OF SUPPLIES/SERVICES	20. QUANTITY	21. UNIT	22. UNIT PRICE	23. AMOUNT

The purpose of this contract is to provide air transportation and ancillary services for mail to and from destinations within the contiguous forty-eight (48) states as well as non-contiguous areas to include Alaska, Hawaii, and Puerto Rico.

FedEx proposals 2F and 2B are incorporated in their entirety, with the exception of the following attachments:

• Attachment 10: Pricing

• Attachment 12: Tender & Delivery Time Commitment Continued…

24.		TOTAL AWARD AMOUNT (USPS Use Only) $10,587,215,777.61
25. ☒ The supplier is required to sign this document and return copies to the issuing office. The supplier agrees, subject to the terms and conditions specified herein, to provide and deliver all items identified above and on any additional sheets.	2	26. ☐ Award of Contract: Your offer on Solicitation (block 5) is accepted as to items

27a. SIGNATURE OF SUPPLIER /s/ PAUL HERRON		28a. UNITED STATES POSTAL SERVICE (SIGNATURE OF CONTRACTING OFFICER) /s/ GREGORY BAYNE

27b. PRINTED NAME AND TITLE OF SUPPLIER Paul Herron, Vice President	27c. DATE SIGNED 04/23/2013	28b. PRINTED NAME OF CONTRACTING OFFICER Gregory Bayne	28c. DATE SIGNED 04/23/2013

PS Form 8203 (March 2007)

CONTINUATION SHEET	REQUISITION NO.	PAGE 2 OF 4

CONTRACT/ORDER NO. ACN-13-FX	AWARD/ EFFECTIVE DATE 04/23/2013	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO. SA- 12- A- 0024	SOLICITATION ISSUE DATE 01/08/2013

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

• Attachment 13: SCA Wage Determinations

Attachment 10: Pricing and Attachment 13: SCA Wage Determinations, from FedEx proposals 2F and 2B, are superseded by Attachment 10: Pricing and Attachment 13: SCA Wage Determinations, as incorporated in this contract. Attachment 12: Tender & Delivery Time Commitment, from FedEx proposals 2F and 2B, is superseded by Attachment 3: Operating Plan, Day Network and Attachment 4: Operating Plan, Night Network, as incorporated in this contract.

FedEx agrees that the final determination of the Department of Labor regarding the applicability of the common carrier exemption to the services covered by this contract, as described in Attachment 9: Wage Determination and Attachment 13: Service Contract Act Wage Determinations, will not require an adjustment to the prices contained in Attachment 10: Pricing.

FedEx agrees to meeting and providing details on the Subcontracting Plan and associated goals and the Security Plan within sixty (60) days of contract award.

In accordance with Clause 6-1, the COR appointment letter is incorporated.

Box 6, Solicitation issue date is 9/7/2012. Period of Performance: 10/01/2013 to 09/30/2020

00001	Day Network				[*]

Accounting Info: BFN: 670167 Funded: [*] FOB: Destination

00002	Night Network				[*]

Accounting Info: BFN: 670166 Funded: [*] Continued…

PS Form 8203 (March 2007)	* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 3	OF 4
CONTRACT/ORDER NO. ACN-13-FX	AWARD/ EFFECTIVE DATE 04/23/2013	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO. SA-12-A-0024	SOLICITATION ISSUE DATE 01/08/2013

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
00003	FOB Destination Option 1: Truck Location Tender and Delivery Times				[*]

After contract award but not later than one hundred twenty (120) days prior to Operating Period 1, as shown in Attachment 1: Postal Service Operating Periods, the Postal Service, at its sole discretion, may exercise Option 1 to implement Option 1, Attachment 3: Operating Plan, Day Network, and Option 1, Attachment 4: Operating Plan, Night Network, reflecting changes to the process codes and tender and delivery times allowing the Postal Service to truck to and from Memphis and these air stops.

In consideration for exercising Option 1, the subject pricing will be reduced in accordance with Option 1, Attachment 10: Pricing. (Option Line Item)

Accounting Info: BFN: 670167 Funded: $0.00 FOB: Destination

[*]

00004	Option 2: San Juan Delivery Time

During the first twelve (12) months following contract award, upon ninety (90) days advance written notice to the aviation supplier, the Postal Service, at its sole discretion, may Exercise Option 2 to implement Option 2, Attachment 3: Operating Plan, Day Network, reflecting changes to the tender and delivery times for San Juan (SJU).

In consideration for exercising Option 2, the subject pricing will be reduced in accordance with Option 2, Attachment 10: Pricing. (Option Line Item)

Accounting Info: BFN: 670167 Funded: $0.00 Continued…

PS Form 8203 (March 2007)	* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 4	OF 4
CONTRACT/ORDER NO. ACN-13-FX	AWARD/ EFFECTIVE DATE 04/23/2013	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO. SA-12-A-0024	SOLICITATION ISSUE DATE 01/08/2013

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
FOB Destination

00005	Option 3: Partial Container Calculation Language				[*]

During the first twelve (12) months following the first day of contract performance, upon written notice to the aviation supplier, the Postal Service, at its sole discretion, may exercise Option 3 and modify the language set forth in the contract at Payment Processing - Day Network - Per Cube: Mail Tendered in ULDs as follows:

Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit of [*] cubic feet for each origin air stop per day. The rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.

In consideration for exercising Option 3, the subject pricing will be reduce in accordance with Option 3, Attachment 10: Pricing.

If Option 1 has been executed, the reduction will be [*]. If Option 2 has been executed, the reduction will be [*]. If both Options 1 and 2 have been executed, the reduction will be [*].

(Option Line Item)

Accounting Info: BFN: 670167 Funded: $0.00 FOB: Destination
The dollar amounts included in boxes 23 and 24 are fir USPS internal budgeting purposes only, and in no way provide a guarantee to the supplier.

PS Form 8203 (March 2007)	* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

United States Postal Service

AIR CARGO NETWORK

Contract ACN-13-FX

Awarded By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P 650

Washington, DC 20260-0650

April 23, 2013

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work	5
Purpose and Scope	5
Scale	5
Services Provided	5
Service Points	6
Management Plan	6
Frequency	7
Mail Assignment and Transport—Day Network	7
Mail Assignment and Transport—Night Network	7
Local Agreements	7
Postal Service Performs Terminal Handling Service (THS) Operation—Day Network	7
Aviation Supplier Planned Accommodation—Day Network	8
Aviation Supplier Planned Accommodation—Night Network	9
Delivery—Day Network	9
Delivery—Night Network	9
Saturday Delivery—Day Network	9
Specific Delivery Instructions	9
Boarding Priority—Day Network	9
Boarding Priority—Night Network	10
Repossession of Mail by the Postal Service	10
Treatment of Exceptional Types of Mail	10
Perishable Mail and Live Mail	12
Registered Mail	12
Offshore Capacity Requirement—Day Network	12
Volume Commitment—General Information	12
Volume Commitment—Contract Volume Minimum—Day Network	13
Operating Period Volume Minimum—Day Network	13
Operating Period Volume Minimum—Night Network	13
Volume Commitment—Holiday—Day Network	14
Volume Commitment—Holiday—Night Network	14
Operating Periods	14
Ordering Process—Non-Peak—Day Network	15
Ordering Process—Non-Peak—Night Network	15
Ordering Process—Peak—Day Network	15
Ordering Process—Peak—Night Network	16
Electronic Data Interchange (EDI)	16
Operational Condition Reports	17
Dimensional Weight Reports	18
Scanning and Data Transmission	18
Performance Requirements and Measurement	19
Reduction of Payment	20
Performance Management	20
Sustainability	21
Security	21
Postal Service Employees Allowed Access	21
Personnel Screening	22
Payment Procedures	26
Rates and Payment General	26
Payment Processing—Day Network—Per Cube	27
Payment Processing—Night Network—Per Pound	29
Reconciliation Process	29

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses		31
Clause B-1:	Definitions (March 2006) (Tailored)	31
Clause B-3:	Contract Type (March 2006) (Tailored)	34
Clause B-9:	Claims and Disputes (March 2006) (Tailored)	34
Clause B-10:	Pricing of Adjustments (March 2006) (Tailored)	35
Clause B-15:	Notice of Delay (March 2006) (Tailored)	35
Clause B-22:	Interest (March 2006) (Tailored)	35
Clause B-25:	Advertising of Contract Awards (March 2006)	36
Clause B-30:	Permits and Responsibilities (March 2006) (Tailored)	36
Clause B-39:	Indemnification (March 2006) (Tailored)	36
Clause B-45:	Other Contracts (March 2006) (Tailored)	36
Clause B-65:	Adjustments to Compensation (March 2006) (Tailored)	36
Clause B-69:	Events of Default (March 2006) (Tailored)	37
Clause B-75:	Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)	37
Clause B-77:	Protection of the Mail (Non-Highway) (March 2006) (Tailored)	38
Clause B-80:	Laws and Regulations Applicable (March 2006) (Tailored)	39
Clause B-81:	Information or Access by Third Parties (March 2006) (Tailored)	39
Clause B-82:	Access by Officials (March 2006) (Tailored)	39
Clause 1-1:	Privacy Protection (July 2007)	40
Clause 1-5:	Gratuities or Gifts (March 2006)	41
Clause 1-6:	Contingent Fees (March 2006)	41
Clause 1-11:	Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)	42
Clause 1-12:	Use of Former Postal Service Employees (March 2006) (Tailored)	42
Clause 2-11:	Postal Service Property—Fixed-Price (March 2006) (Tailored)	42
Clause 2-22:	Value Engineering Incentive (March 2006)	44
Clause 3-1:	Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	47
Clause 3-2:	Participation of Small, Minority, and Woman-owned Businesses (March 2006)	48
Clause 4-1:	General Terms and Conditions (July 2007) (Tailored)	48
Clause 4-2:	Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)	52
Clause 4-7:	Records Ownership (March 2006)	53
Clause 6-1:	Contracting Officer’s Representative (March 2006)	53
Clause 9-1:	Convict Labor (March 2006)	53
Clause 9-2:	Contract Work Hours and Safety Standards Act—Overtime Compensation (March 2006)	54
Clause 9-7:	Equal Opportunity (March 2006) (Tailored)	54
Clause 9-9:	Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)	55
Clause 9-10:	Service Contract Act (March 2006)	55
Clause 9-12:	Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2010)	62
Clause 9-13:	Affirmative Action for Workers with Disabilities (March 2006) (Tailored)	63
Clause 9-14:	Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)	64
Contract Term		66
Renewal Process		66
Amendments or Modifications		66
Assignment		66
Bankruptcy		67
Confidentiality		67
Entire Agreement		67

Air Cargo Network

Contract ACN-13-FX

Force Majeure		68
Frequency Adjustment		68
Notices		69
Severability		69
Third Party Governmental Delays		70
Waiver of Breach		70

Part 4—List of Attachments and Forms		71
Attachment 1	Postal Service Operating Periods, dated October 4, 2012	72
Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013	74
Attachment 3	Operating Plan, Day Network, dated April 22, 2013	75
Attachment 4	Operating Plan, Night Network, dated April 22, 2013	81
Attachment 5	Reserved
Attachment 6	Postal Furnished Property, April 16, 2013	89
Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012	90
Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012	91
Attachment 9	Wage Determination, dated October 31, 2012	95
Attachment 10	Pricing, dated April 18, 2013	97
Attachment 11	Perishable Mail and Lives, April 22, 2013	98
Attachment 12	Reserved
Attachment 13	Service Contract Act Wage Determinations, dated April 17, 2013	100

Forms

DOT Form F 5800.1	Hazardous Materials Incident Report
I-9 Form	Employment Eligibility Verification
PS Form 2025	Contract Personnel Questionnaire
PS Form 8203	Order / Solicitation / Offer / Award
US Treasury Form 941	Quarterly Federal Tax Return

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Part 1: Statement of Work

Purpose and Scope

The United States Postal Service is seeking to purchase air transportation and ancillary services for mail to and from destinations within the contiguous forty-eight (48) states as well as non-contiguous areas to include Alaska, Hawaii, and Puerto Rico. This statement of work (SOW) provides for the transportation of mail on any flight in the aviation supplier’s air transportation network. It also provides for services associated with the transportation of mail by the aviation supplier. The air carrier’s network or transportation system may include its own flights, flights of its approved subcontractors, flights that may be dedicated to Postal operations, and Road Feeder Service.

Scale

The volume of mail (expressed in pounds and cubic feet) transported as contracted under this air cargo network contract may increase or decrease significantly over the term of the contract consistent with the needs of the Postal Service.

Services Provided

The aviation supplier shall provide sufficient resources to efficiently and effectively take possession, sort (if necessary), transport, scan, load, and deliver all mail to the designated destination Service Points specified by the Postal Service in Attachment 2: Air Stops & Projected Volumes, Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.

The aviation supplier will present scan data for these events electronically to the Postal Service. See Attachment 7: Electronic Data Interchange Service Requirements.

[*]

The aviation supplier will be expected to (this list is not all inclusive):

a.	Coordinate and oversee its own operations; supervise and protect its own employees.

b.	Ensure that the necessary facility support and administrative functions are performed.

c.	Monitor performance.

d.	Provide feedback to the Postal Service.

e.	Ensure the integrity of data entry.

f.	Coordinate the exchange of information.

g.	Provide notification of changes or anticipated changes in services provided (including subcontractors) to the Postal Service.

h.	Scan material Handling Units.

i.	Assist in unloading or loading Unit Load Devices (ULDs) to or from surface transportation.

j.	Provide the correct type and quantity of equipment necessary to support the service requirements of this contract.

k.	Process mail for dispatch from the aviation supplier’s facility to the Postal Service facility.

l.	Close-out, receive, and dispatch all surface vehicles.

m.	Handle overflow volumes per Postal Service general directions.

n.	Cooperate with all aviation suppliers in the transportation service chain.

o.	Enter data timely and accurately.

p.	Prepare required reports.

q.	Perform verification of security seals on surface transportation.

r.	Ensure the security of all mail.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Service Points

Service Points are the locations where tender and / or delivery takes place. The locations and tender and delivery specifications are listed in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.

The Day Network will service approximately eighty (80) origin and destination Service Points.

The Night Network will service approximately one hundred forty-five (145) origin and destination Service Points

Management Plan

The aviation supplier shall develop and maintain a current Management Plan for dealing with normal daily operations as well as unscheduled and unexpected events affecting the expeditious operation of the facility, including aviation and surface service failure and delays. The Management Plan must also address the key personnel involved on a day to day basis.

Updates to this plan shall be submitted to the Contracting Officer within ten (10) days of any changes to the plan. The aviation supplier shall review and verify, at least annually, that its management plan is current.

The aviation supplier must train its employees to a level of familiarity that ensures a contingency plan can be exercised without delay. The following items must be addressed by the Management Plan; the list is not all inclusive.

a.	Late arriving aircraft and trucks

•	Ability to conduct two operations – Originating and Destinating

b.	Early arriving aircraft and trucks

c.	Mail arriving out of normal sequence

d.	Trucks not on-site for dispatch

e.	Inclement weather during operations

•	Snow issues

•	Ice storms

•	Airport closures

f.	Protection of the mail during inclement weather

g.	Labor actions

h.	Inadequate staffing

i.	An inability to complete all loading in time to meet tender

j.	Overflow mail

k.	Damaged and / or non air worthy containers

l.	Damaged surface containers

m.	Damaged or non-labeled mail

n.	Plan and schedule changes

o.	Loose load mail

p.	Hazardous Material (HAZMAT)-acceptable and non-acceptable pieces

q.	Handling and staging of live animals

r.	Running out of supplies such as placards, bypass tape, etc.

s.	Power losses – Describe in detail all steps to be taken in the event of power loss to include specific actions for back up power at the Terminal Handling Service (THS) location such as generators and other systems.

t.	Natural disasters

u.	Equipment breakdowns

v.	Airport closings

w.	Air Traffic Control (ATC) impact mitigation plan

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Frequency

The initial frequency of service for the Day Network (Priority Mail / First Class network) is based on six (6) days of Postal Service delivery and shall be Tuesday through Sunday (X1).1 This will provide for approximately 307 (308 in a leap year) operating days annually. This excludes the widely observed holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume Commitment – Holiday – Night Network.

The initial frequency of service for the Night Network (Express Mail network) is based on five (5) days of Postal Service delivery and shall be Monday through Friday (X67).2 This will provide for approximately 254 (255 in a leap year) operating days annually. This excludes the widely observed holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume Commitment – Holiday – Night Network.

Mail Assignment and Transport—Day Network

The aviation supplier shall provide flight schedules at least thirty (30) days in advance of the Operating Period. The Postal Service will create dispatch routing instructions based on the aviation supplier’s flight schedule and subsequently shown on the Postal Service Dispatch and Routing (D&R) Tag.

The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to the outbound flights to the aviation supplier one (1) hour before the scheduled ‘All Mail Due Aviation Supplier’ column as listed in Attachment 3: Operating Plan, Day Network. The Postal Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation Supplier’ column listed in Attachment 3: Operating Plan, Day Network.

Mail Assignment and Transport—Night Network

The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to the outbound flights to the aviation supplier thirty (30) minutes before the scheduled ‘All Mail Due Aviation Supplier’ column as listed in Attachment 4: Operating Plan, Night Network. The Postal Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation Supplier’ column listed in Attachment 4: Operating Plan, Night Network.

Local Agreements

No Local Agreement (any informal agreement or working arrangement made between representatives of the aviation supplier, the Postal Service, or their agents who lack authority to bind either company) shall be binding, obligate the Postal Service or the aviation supplier, or otherwise give rise to any claim under this contract.

Postal Service Performs Terminal Handling Service (THS) Operation—Day Network

Mail will be tendered to the aviation supplier in accordance with the Operating Plan provided by the aviation supplier. The aviation supplier’s Operating Plan will be provided thirty (30) days before the start up of the Operating Period. The aviation supplier’s Operating Plan will specify the following information:

Specific Type of Airline ULD per origin / destination

Destination of Airline ULD – Direct (bypass)

Destination of Airline ULD – Mixed (to be sorted at hub)

[1]	X1 refers to the day of the week that service will not be performed. The days of the week are numbered consecutively from 1 through 7 beginning with Monday (1). “X1” means that service will operate each day of the week except Monday.
[2]	X67 refers to the days of the week that service will not be performed. “X67” means that service will operate each day of the week except Saturday and Sunday.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

The Operating Plan will be mutually agreed upon prior to implementation.

The aviation supplier will transport, scan, and deliver the ULDs to the specific Service Points listed in Attachment 3: Operating Plan, Day Network. The Postal Service or its representative will build the ULDs in conformance with the aviation supplier’s Operating Plan.

The aviation supplier will perform the following activities including, but not limited to:

a.	Sorting and scanning mail at an aviation supplier hub, as necessary, which also may include re-wrap and reapplication of Distribution & Routing (D&R) Tags to mail requiring such treatment, and dispatch on service responsive transportation

b.	In the unlikely event that mail tendered to the aviation supplier is in excess (overflow) of what may be transported, the aviation supplier shall:

i.	Secure the mail.

ii.	Scan all Handling Units and record the number of pieces, weight, and destination of all overflow Handling Units.

iii.	Immediately notify the local Postal official after becoming aware of an overflow situation. The Postal official will direct the aviation supplier to either hold the mail for the next outbound flight or return it to the designated Postal facility.

iv.	Prepare all overflow mail for delivery to the local designated Postal facility within twenty (20) minutes of receipt of Postal direction.

v.	Provide a written report of the overflow to the local Postal official with a copy to the COR.

When transporting mail in carts, containers, or other vehicles, the mail must be securely enclosed to protect it from loss, depredation, and damage. The aviation supplier will stage mail in a secure area while in its possession. The aviation supplier is not allowed to transport mail in the cabs of its vehicles except for mail containing live animals.

Aviation Supplier Planned Accommodation—Day Network

The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set forth in this contract.

If the Postal Service tenders mail in excess of 105% of the Planned Capacity for that Service Point, the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same service requirements apply.

If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’ column as shown in Attachment 3: Operating Plan, Day Network, the aviation supplier has the right to refuse that volume.

Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 3: Operating Plan, Day Network, shall be subject to the same service commitments as mail tendered at or before the ‘All Mail Due Aviation Supplier’ column.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Aviation Supplier Planned Accommodation—Night Network

The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set forth in this contract.

If the Postal Service tenders mail in excess of 120% of the Planned Capacity for that Service Point, the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same service requirements apply.

If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’ column as shown in Attachment 4: Operating Plan, Night Network, the aviation supplier has the right to refuse that volume.

Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 4: Operating Plan, Night Network, shall be subject to the same service commitments as mail tendered at or before the ‘All Mail Due Aviation Supplier’ column.

Delivery—Day Network

The aviation supplier will deliver mail to a destination Service Point by the scheduled ‘Latest Delivery Time to Postal Service’ column in Attachment 3: Operating Plan, Day Network.

Delivery—Night Network

The aviation supplier will deliver mail to a Service Point by the scheduled ‘Latest Delivery Time to Postal Service’ column in Attachment 4: Operating Plan, Night Network, on or before the scheduled delivery day (D+1) on Attachment 4: Operating Plan, Night Network. “D+1” is defined as the day following acceptance by the aviation supplier.

At destination, the aviation supplier is required to unload the mail from the ULDs received, scan, and deliver the mail to the Postal Service.

Saturday Delivery—Day Network

See Attachment 3: Operating Plan, Day Network, for details on Saturday delivery.

Specific Delivery Instructions

The aviation supplier shall:

a.	Assist in loading and dispatching all outbound surface vehicles, as required

b.	Must develop a cooperative line of communication with the Postal Service to ensure the timely delivery and dispatch of mail. All efforts shall be made to provide an efficient and effective delivery to the Postal Service.

Boarding Priority—Day Network

The aviation supplier must board accepted mail using the following mail boarding preference order:

a.	Registered (Con-Con) Mail

b.	Lives

c.	Perishables

d.	HAZMAT, regardless of mail class

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

e.	Domestic Priority and Express Mail

f.	First-Class Mail

g.	All Other Mail

The Manager, Air Transportation Operations, or a Postal Service designee, will determine if the Postal Service should repossess any mail without exercising rights as described in the section titled Repossession of Mail by the Postal Service.

Boarding Priority—Night Network

The aviation supplier must board accepted mail using the following mail boarding preference order:

a.	Express Mail

b.	All other classes of mail

Repossession of Mail by the Postal Service

The Postal Service may, at any time, require the aviation supplier to return to the local Postal Service representative or agent at a Service Point, any or all of the mail in its possession at that location or the Postal Service may take possession of such mail from the aviation supplier.

Treatment of Exceptional Types of Mail

1.	Tagging of Hazardous Material

The aviation supplier may carry mailable HAZMAT, subject to applicable law, rules and regulations, including, without limitation:

a.	ORM-D Air

“ORM-D” stands for “Other Regulated Material-Class D.” ORM-D is a term developed by the Department of Transportation (DOT) that signifies the hazard class associated with a consumer commodity. Most hazardous materials accepted by the Postal Service for mailing are classified as ORM-D. A package marked ORM-D meets the standards for surface transportation only. “ORM-D-Air” signifies that the item meets the requirements for air and surface transportation.

The Postal Service currently accepts limited quantity alternative marking options (square on point) for ORM-D and ORM-D-Air and plans to adopt mandatory effective dates as identified by the Department of Transportation. There are no intended changes to quantity limits, package weights, or documentation requirements for these mailable materials.

b.	Division Class 6.2

Division Class 6.2 materials are not permitted in international mail or domestic mail, except when they are intended for medical or veterinary use, research, or laboratory certification related to the public health. These materials are permitted only when they are properly prepared for mailing to withstand shocks, pressure changes, and other conditions related to ordinary handling in transit.

c.	Division Class 9

Division Class 9 items are miscellaneous hazardous materials or substance articles that present a hazard during transportation but do not meet the definition of any other hazard class. Examples of miscellaneous hazardous materials (not all of which are mailable) include solid dry ice, elevated temperature substances, environmentally hazardous substances, life-saving appliances, and asbestos.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

d.	Hazardous and Dangerous Goods

The aviation supplier will accept all Dangerous Goods as defined in the Domestic Mail Manual, section 601.10. All Dangerous Goods will be tendered on the Night Network. The Postal Service will be in compliance with the current International Air Transport Association (IATA) allowed variations as listed for the aviation supplier. The Postal Service will tender all Dangerous Goods at least two hours prior to the tender time shown in Attachment 4: Operating Plan, Night Network. The Postal Service shall not tender any used sharps. Any future changes to Hazardous and Dangerous Goods requirements will be reviewed and must be acceptable to the aviation supplier prior to implementation of the changes.

e.	All other hazardous material that is packaged and distributed in a quantity and form intended or suitable for retail sale and designed for consumption by individuals for their personal care or household use purposes; reference http://pe.usps.gov/text/dmm300/601.htm#wp1065003.

2.	Assignment of Hazardous Materials

a.	The tender of all hazardous materials will be performed a minimum of two (2) hours prior to the final tender time of the intended flight.

b.	The desired flight assignment of HAZMAT is to non-stop or direct flights.

c.	No surcharge is offered for the transportation of HAZMAT mail.

d.	A copy of the manifest and the assigned item MUST be handed to an aviation supplier representative a minimum of two (2) hours prior to the closeout time of the intended flight. The aviation supplier representative will be responsible for ensuring that the information on the postal manifest which includes the number of pieces, weight, and appropriate shipper’s certification detail is incorporated onto the aircraft load manifest and pilot notification paperwork as outlined in CFR 49, Part 175, Carriage by Aircraft.

e.	Aviation supplier Refusal to Accept Hazardous Materials: If the aviation supplier refuses to accept a properly prepared HAZMAT item, it shall document the reasons leading to the refusal. Documentation will include:

i.	Name and address of mailer and air carrier;

ii.	The type and amount of hazardous material; and

iii.	The reason for refusal.

f.	HAZMAT Spills, Releases, Incidents, and Emergencies

i.	While in the possession of the aviation supplier, but not on board an aircraft:

Hazardous Material items which are damaged must not be boarded on the aircraft. HAZMAT incidents which occur following the tender but prior to boarding of the aircraft, or after unloading from an aircraft and before delivery to the Postal Service, causing injury, illness, significant property damage, or disruption in operations will require the aviation supplier to enter the required information into the Mail Piece Incident Reporting Tool (MIRT), a Postal Service intranet tool for the collection of information on leaking and other non-mailable items.

ii.	While on board an aircraft:

Any incident which occurs while on board an aircraft will require the aviation supplier to complete a Department of Transportation (DOT) Form F 5800.1 (01-2004), Hazardous Materials Incident Report. A copy of this form must be sent to the COR within twenty-four (24) hours of the incident with all information available. The incident type is not limited to hazardous material and may include hazardous cargo spills which come in contact with the mail.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Perishable Mail and Live Mail

The aviation supplier will be required to transport as mail perishable items which the Postal Service has accepted as mailable under Domestic Mail Manual (DMM) 601, sub section 9.0, including live animals as discussed at DMM 601 subsection 9.3. The Postal Service will notify the aviation supplier a minimum of two (2) hours prior to the ‘All Mail Due Aviation Supplier’ time as listed in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network, of the intended flight of known perishable mail, including live animals.

Attachment 11: Perishable Mail and Lives, details the requirements for preparation and tender of perishable mail and live animal shipments.

Registered Mail

The aviation supplier will accept Registered Mail provided in Con-Cons for the Day Network only.

Registered Mail Con-Cons will be a part of the Planned Capacity and will be tendered in accordance with Attachment 3: Operating Plan, Day Network.

Upon request, the aviation supplier shall furnish the Postal Service the following information concerning Registered Mail:

•	Aircraft number,

•	Aircraft compartment location,

•	Actual flight departure time, and

•	Any accident or irregularity which occurs to a flight containing Registered Mail.

Registered Mail Handling Units will have a D&R Tag affixed indicating the final destination air stop. This Handling Unit shall remain intact and shall not be opened by the aviation supplier. The desired routing for Registered Mail shipments will be to non-stop or direct flights only.

The aviation supplier shall advise the U.S. Postal Inspection Service, local Postal Service representatives, and will send an email message to the COR of any Registered Mail that does not make its planned dispatch for disposition instructions.

Offshore Capacity Requirement—Day Network

The aviation supplier will make available at least the following daily volumes into and out of the following locations.

Cube Based:

[ * ] cube (Originating) and [ * ] cube Destinating Anchorage (ANC)

[ * ] cube (Originating) and [ * ] cube Destinating Honolulu (HNL)

[ * ] cube (Originating) and [ * ] cube Destinating San Juan (SJU)

The Postal Service may increase this capacity as needed through the planning process through the mutual agreement of the parties.

Volume Commitment—General Information

The Day Network operating week is defined as Tuesday through Sunday inclusive (X1).

The Night Network operating week is defined as Monday through Friday inclusive (X67).

The Postal Service is not obligated to request consistent capacity by day of the week. Requests for capacity are detailed in the Ordering Process sections.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

The following constitute the only minimum volume guarantees under this contract:

•	Contract Volume Minimum of [ * ] cubic feet on the Day Network.

•	The Contract Volume Minimum may be reduced in accordance with Clause 4-1: General Terms and Conditions, paragraph m, and Frequency Adjustment found in Part 3: Contract Clauses.

•	[ * ]

•	[ * ].

•	90% of Planned Capacity for the Night Network for each Operating Period

Any monies due as a result of the Postal Service not meeting its Contract Volume Minimum or its Operating Period Volume Minimum as measured and calculated at the end of each Operating Period will be included as part of the Operating Period’s reconciliation process.

On operating days where volume for lanes with Planned Capacity is withdrawn, withheld, or not transported under the Repossession of Mail by the Postal Service or Force Majeure sections, that volume will not be included in calculating the Operating Period Volume Minimum. The Contract Volume Minimum will be reduced for the Operating Period by the amount of that volume.

Volume Commitment—Contract Volume Minimum—Day Network

A minimum of [ * ] cubic feet per operational day, averaged across six (6) days per week, and measured across each Operating Period, will constitute the Contract Volume Minimum guaranteed to be paid by the Postal Service.

Operating Period Volume Minimum—Day Network

[ * ]

Operating Period Volume Minimum—Night Network

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Volume Commitment—Holiday—Day Network

Each holiday will be addressed separately between the parties during the Ordering Process. The holidays are:

•	New Year’s Day (widely observed)

•	Martin Luther King Day

•	Presidents’ Day

•	Memorial Day (widely observed)

•	Independence Day (widely observed)

•	Labor Day (widely observed)

•	Columbus Day

•	Veterans Day

•	Thanksgiving (widely observed)

•	Christmas (widely observed)

For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will not be included:

•	Widely observed holidays

•	The day following the widely observed holidays that occur on a Monday

•	Non-widely observed holidays that occur on a Monday

For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will be included at a 50% volume level:

•	The day following widely observed holidays not occurring on a Monday

•	Non-widely observed holidays not occurring on a Monday

•	The day after a non-widely observed holiday

Volume Commitment—Holiday—Night Network

Each holiday will be addressed separately between the parties during the Ordering Process. The holidays are:

•	New Year’s Day (widely observed)

•	Martin Luther King Day

•	Presidents’ Day

•	Memorial Day (widely observed)

•	Independence Day (widely observed)

•	Labor Day (widely observed)

•	Columbus Day

•	Veterans’ Day

•	Thanksgiving (widely observed)

•	Christmas (widely observed)

The widely observed holidays will not be included in the Operating Period Volume Minimum calculation.

The non-widely observed holidays will be included at a 50% volume level in the Operating Period Volume Minimum calculation.

Operating Periods

The Operating Periods are incorporated as Attachment 1: Postal Service Operating Periods. No Operating Period will exceed five weeks. The Peak Operating Periods are designated in Attachment 1: Postal Service Operating Periods.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Ordering Process—Non-Peak—Day Network

The Postal Service will provide the aviation supplier mail volumes in accordance with the identified schedule specified below. The forecasting structure will specify each origin / destination lane pair including cubic feet by day of week for the pairs. The Postal Service will request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a Sunday plan.

[ * ]

Over the course of the Ordering Process for two (2) Operating Periods, the Postal Service may reduce volume down to the Contract Volume Minimum.

The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format.

Bypass containers will be allocated in lanes where the requested capacity is greater than one hundred and ten (110) percent of the cubic capacity of the ULD configuration for the aircraft planned for the Service Point provided there is sufficient space to flow the Bypass container from the origin to the final destination on the scheduled flights. To facilitate this process, the Postal Service and the aviation supplier will jointly agree upon both Bypass and Mixed containers to be built at all origins during the Ordering Process.

Ordering Process—Non-Peak—Night Network

The Postal Service will provide the aviation supplier mail volumes in accordance with the identified schedule specified below. The forecasting structure will specify each origin / destination lane pair including weight.

[ * ]

The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format.

Ordering Process—Peak—Day Network

The Peak Operating Period will consist of four or five individual weeks, measured and planned as independent of each other. One of the five weeks of the Peak Operating Period will include the week of Christmas. As such, the requested volume capacity will include the Christmas week. The forecasting structure will specify each origin / destination lane pair including weight or cubic feet by day of week for the pairs. The Postal Service will request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, and a Saturday / Sunday plan.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

The aviation supplier will make available at least [ * ] cubic feet of capacity per week for the Peak Operating Period for the Day Network. As a general planning guideline, the historical volume transported per day during the Peak Operating Period ranges between [ * ] to [ * ] cubic feet. The Peak season tab included in Attachment 2: Air Stops & Projected Volumes provides the historic mail volume in pounds by mail class by week during the Peak Operating Period. These volumes are provided for initial planning purposes and do not constitute a guarantee of volume for the Peak Ordering Period.

For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for capacity by lane, expressed in cubic feet, one hundred fifty (150) days prior to the beginning of the Peak Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the request by providing the Postal Service with its response expressed in cubic feet one hundred twenty (120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the Peak Operating Period. The Postal Service acceptance establishes the Planned Capacity for the Peak Operating Period.

The Operating Period Minimum Volume for Peak will be [ * ] of the Planned Capacity.

The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from each origin daily.

Ordering Process—Peak—Night Network

The Peak Operating Period will consist four or five individual weeks, measured and planned as independent of each other. One of the five weeks of the Peak Operating Period will include the week of Christmas. As such, the requested volume capacity will include the Christmas week. The forecasting structure will specify each origin / destination lane pair including weight.

For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for capacity by lane, expressed in pounds, one hundred fifty (150) days prior to the beginning of the Peak Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the request by providing the Postal Service with its response expressed in pounds one hundred twenty (120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the Peak Operating Period. The Postal Service acceptance establishes the Planned Capacity for the Peak Operating Period.

The Operating Period Minimum Volume for Peak will be [ * ] of the Planned Capacity.

The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from each origin daily.

Electronic Data Interchange (EDI)

The aviation supplier will provide status and operational data as specified in Attachment 7: Electronic Data Interchange Service Requirements. The aviation supplier will use the EDI methods specified in the attachment to transmit and receive volume, and appropriate scans from its system to the Postal Service system.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Operational Condition Reports

The aviation supplier shall submit reports of hub and Service Point operating conditions on a daily basis for the Day Network and the Night Network.

Some examples of these daily reports (more may be required) are: service performance reports, operations reports for departures / arrivals late due to mechanical issues, operations reports for departures / arrivals late due to weather and other issues, sort mail volume , mis-sent mail volume, surface truck utilization, etc. The format of the report and the items reported will be mutually agreed upon by the COR and the aviation supplier.

In addition to these daily reports, the aviation supplier will coordinate with and advise the COR of any contingency plans to move mail delayed in transit, as soon as practical.

The table below lists the reports required initially.

Report Type	Name	Frequency
Operational Planning	[ * ]	Prior to Operating Period
Operational Planning	[ * ]	Prior to Operating Period
Operational Planning	[ * ]	Prior to Operating Period
Operational Planning	[ * ]	Prior to Operating Period
Operational Planning	[ * ]	Prior to Operating Period
Operational Planning	[ * ]	Monthly
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Monday through Friday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Monday through Friday
Operational Reports	[ * ]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[ * ]	Monday through Thursday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Monday through Friday
Operational Reports	[ * ]	Monday through Friday
Operational Reports	[ * ]	Daily
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Monday through Friday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Tuesday through Sunday
Operational Reports	[ * ]	Tuesday through Sunday

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Dimensional Weight Reports

The aviation supplier will provide a weekly report electronically for the Day Network of the dimensional weights [ * ]. This report will provide the following information for each Outside Piece’s Handling Unit D&R tag:

•	Time of each Handling Unit through the sort

•	The length of each Handling Unit

•	The width of each Handling Unit

•	The height of each Handling Unit

•	The D&R tag of each Handling Unit

A sample of the report is below:

‘Sorter’,‘Time Stamp’,‘Length’,‘Width’,‘Height’,‘D&R Tag’

‘AS002’,‘10170703012011’,‘1863’,‘1663’,‘1005’,‘1GBNP673BF’

‘AS002’,‘10172003012011’,‘2413’,‘1107’,‘0460’,‘1ICK9H2YF/’

‘AS002’,‘10172703012011’,‘3425’,‘1911’,‘0968’,‘15HPP8W7D6’

‘AS002’,‘10175003012011’,‘1864’,‘1200’,‘1149’,‘1FZFOM73BX’

‘AS002’,‘10175103012011’,‘2404’,‘1153’,‘0460’,‘17MKSORVBQ’

Scanning and Data Transmission

All scanning data required to be presented to the Postal Service shall be in an electronic format acceptable to the Postal Service, containing all required data elements, and reported within two (2) hours after the occurrence of a reportable event. Available data will be transmitted in EDI message format at fifteen (15) minute intervals.

Scanning will be used to measure performance and serve as the basis for payment for both the Day Network and the Night Network.

Technical aspects of Electronic Data Interchange and the types of messaging events are discussed in Attachment 7: Electronic Data Interchange Service Requirements.

The aviation supplier will be responsible for providing technology compatible with Postal Service systems for purposes of sending and receiving scanning data.

The aviation supplier will be responsible for performing the following scans of D&R Tags and ULD identification tags.

a.	Possession or Load Scan of all Handling Units and ULDs at origin Service Points, including Outside Handling Units

b.	Load Scan that associates the ULD to an aircraft

c.	[ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

d.	[ * ].

e.	[ * ].

f.	Delivery Scan of each Handling Unit and ULD at the specified delivery Service Point.

Performance Requirements and Measurement

Mail delivery performance will be measured against the contract requirements based upon transmitted scan data.

Delivery performance requirements are:

Day Network: [ * ]%

Night Network: [ * ]%

Peak Operating Period: [ * ]% for the Day and Night Networks

Delivery performance will be measured across an Operating Period on a lane-by-lane basis, using actual scan delivery time versus Required Delivery Time (RDT), as outlined in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Delivery performance will be measured using the following methodology:

a.	The Postal Service will scan all Handling Units at origin.

b.	The Postal Service will nest all Handling Units into ULDs at origin.

c.	The Postal Service will tender the nested ULDs to the aviation supplier at origin.

d.	The aviation supplier will scan the ULDs with a Possession Scan at origin.

e.	The aviation supplier will scan all Handling Units processed through the sort at the hub.

f.	The aviation supplier will nest all Handling Units to ULDs departing from the hub.

g.	The aviation supplier will scan the ULDs as delivered to the Postal Service upon arrival at destination.

h.	The Postal Service will break the ULDs and scan / de-nest all Handling Units.

Delivery performance will be measured for all ULDs and Handling Units receiving at least a Delivery Scan by the aviation supplier.

The Postal Service will provide data to the aviation supplier via electronic files. The electronic file will show the nested date and time into the ULD, the possession time and date from the aviation supplier, the delivery time and date from the aviation supplier, and the de-nested break time and date from the Postal Service. Additionally, the files will show the weights of each Handling Unit.

Delivery performance on a lane level basis will be calculated as follows:

Total on-time Handling Units, by lane, for the Operating Period, receiving a Delivery Scan

Divided by

Total Handling Units, by lane, for the Operating Period, receiving a Delivery Scan

Reduction of Payment

If the calculated delivery performance is less than the delivery performance requirement, the late D&R tags will be ordered chronologically by the RDT. The percentage of D&R tags corresponding to the difference between [ * ]% and the delivery performance requirement (i.e., [ * ]% (Day Network), [ * ]% (Night Network) or [ * ]% (Peak Operating Period)) will not be assessed a reduction in payment. The remaining late D&R tags will be assessed a reduction in payment as follows:

a.	All Handling Units delivered up to thirty (30) minutes late will be subject to a [ * ]% reduction of the Transportation Payment.

b.	All Handling Units delivered from thirty-one (31) minutes up to one (1) hour to late will be subject to a [ * ]% reduction of the Transportation Payment.

c.	All Handling Units delivered 1 hour and one minute late or later will be subject to a [ * ]% reduction of the Transportation Payment.

The reduction in payment will be based on a conversion of the weight of the late Handling Units to cubic feet by the applicable mail class density and will be applied at the base or the tier in which the late delivery occurred.

Performance Management

The aviation supplier and the Postal Service will meet once a quarter (at a minimum) to discuss items such as the following:

a.	Cost Control

b.	Holiday Operations and Planning

c.	Aviation Supplier Performance

d.	Peak Season Planning

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

e.	Quality

f.	Ramp Operations

g.	Reconciliation of Irregularities

h.	Security

i.	Technology Issues

j.	Tender and Delivery Hygiene

k.	Volume Planning

l.	Other Pertinent Topics

Sustainability

The aviation supplier must provide following sustainability metrics at the times specified below:

a.	All greenhouse gas emission estimates that are attributed to the transport of Postal Service mail products via air and (if applicable) ground transport by the aviation supplier.

i.	Emissions in a standard unit – CO2e

ii.	Total weight of Postal Service products contributing to the emissions in the Calendar Year.

iii.	Total air miles travelled to transport the Postal Service products per Calendar Year.

iv.	High level summary describing methodology which could include the basis for the Postal Service emissions allocation such as space, cost, weight, number of packages or other methods used to derive numbers. For example, estimates based on gallons used, flight characteristics, or both.

v.	Assurance letter of independent verification of Scope 1, 2, and 3 data.

•	Scope 1: Emissions arising from when the aviation supplier burns fuel in its aircraft or its owned buildings

•	Scope 2: Emissions from purchased electricity or steam.

•	Scope 3: Emissions arising from activities over which the aviation supplier has less control.

b.	Fiscal Year (October through September) and Calendar Year (January through December) greenhouse gas emissions data to be received by the Postal Service no later than three (3) months after the close of the fiscal and calendar year.

The aviation supplier will convene a meeting with the Postal Service no later thirty (30) days after contract award to discuss high level greenhouse gas emissions estimation methodologies and network boundaries.

The aviation supplier will hold quarterly meetings with the Postal Service to discuss reporting methodology developments, boundaries and notification of estimation methodology or boundary changes.

Security

See Attachment 8: Investigative / Security Protocol and Guidelines.

Postal Service Employees Allowed Access

The aviation supplier shall allow escorted Postal officials showing proper credentials access to all buildings, field areas, ground equipment being used to sort, stage, or transport mail under this contract or under any subcontract services performed under this contract. Government regulations (e.g., Transportation Security Administration) will supersede this section.

The aviation supplier will allow unescorted access to Postal Service employees stationed on the aviation supplier’s premises pending compliance with all required processes. Photography or video taping will not be permitted except as outlined in the security protocols.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Personnel Screening

In general, the Postal Service accepts air carrier security program requirements set forth by the Transportation Security Administration (TSA). In addition to these, the Postal Service also mandates additional requirements.

The Postal Service is aware that the aviation supplier must implement its human resources programs in accordance with certain state laws and that in that respect there may be certain deviations to the literal application of some of the Postal Service requirements set forth herein.

In the event the aviation supplier establishes that a state law prohibits it from requesting from its employees or prospective employees any or all of the information requested in responses to questions 21a through 21e of PS Form 2025, Contract Personnel Questionnaire, as required by 1.d below, or from certifying, as the result of a criminal records check, to any of the items requested under 1.b, Criminal History, below, the aviation supplier shall be relieved of its contractual obligation to require employees or prospective employees to respond to the portions of those questions requesting the prohibited information or to provide that information as part of its criminal records check. In these situations, the Postal Service Security Investigations Service Center (SISC) shall conduct the required criminal checks as outlined in 1.b. below.

To establish the existence and the extent of the prohibitory effect of any such state law referenced above, the aviation supplier shall provide to the SISC documentary evidence (including a copy of the state law) demonstrating the stated prohibition. The Postal Service’s concurrence about the prohibitory nature of a state law shall not be unreasonably withheld.

The Contracting Officer may, in consultation with the aviation supplier and the U.S. Postal Inspection Service, grant other appropriate deviations or implement alternate processes to the standard U.S. Postal Inspection Service requirements by letter.

Applicability

Individuals providing services to the Postal Service under this contract (including aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at all levels), hereinafter, “individuals,” who have been hired after the effective date of this contract and whose duties will or likely may involve handing the mail must obtain a security clearance from the Postal Service, as provided herein. Access to the mail as defined by 3.a below is permitted as soon as the security clearance package has been submitted to the SISC in Memphis.

If the aviation supplier commences a new operation (internally or with an aviation supplier) for the purpose of processing Postal volume, the employees hired since the effective date of this contract will be subject to Personnel Screening.

Access to the mail is permitted as soon as the security clearance package has been submitted to the SISC in Memphis. If the aviation supplier has ground handling services performed at air stops by another aviation supplier (subcontractor), and if, to the best knowledge of the prime aviation supplier, that subcontractor is in compliance with the provisions of this clause, the prime aviation supplier may certify that fact to the Contracting Officer in writing, and thereby be relieved of the primary responsibility for personnel screening. Prime aviation suppliers are in all cases responsible for meeting these screening requirements for all persons having access to the mail who are their direct employees. For example, if ABC, Inc. is an aviation supplier, and it performs ground handling services at one or more air stops for CDE, Inc., CDE must certify in writing that:

I certify that at the following air stops ground handling services are being performed by ABC, and that to the best of my knowledge, ABC is an aviation supplier of air transportation services under contract number     . A listing of airports served by ABC is attached hereto as follows.

Aviation suppliers must have clauses in their contracts with subcontractors requiring adherence to the Postal Service screening procedures contained in this contract.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1.	Requirements: The aviation supplier employing individuals to perform duties under this contract must provide the following documentation as early as possible, to the SISC in Memphis, Tennessee, with respect to those individuals whose duties will or likely may involve handling the mail. The items listed in sections (a) through (d) below must be completed prior to the employee being granted permission to handle mail. For purposes of this requirement, the term “completed” means that all tasks have been done, and the required submissions to the SISC in Memphis have been made.

The aviation supplier is required to maintain all certifications required in sections a., b., and d.

a.	Drug Screening: The aviation supplier must certify that individuals providing service under this contract have passed a screening test for those substances identified by the Substance Abuse and Mental Health Services Administration (SAMHSA) as the five (5) most abused substances which are cocaine, marijuana, amphetamine / methamphetamine, opiates, and phencyclidine (PCP). The tests must be performed by a SAMHSA approved certified laboratory. The drug test must meet the cut-off levels established by SAMHSA. All drug screening tests must be completed within ninety (90) days prior to having access to the mail since drug tests older than ninety (90) days are invalid and must be redone. The prime aviation suppliers and all subcontractors must maintain the name of the institution conducting the test and a document indicating if the employee passed or tested positive.

b.	Criminal History: The aviation supplier must certify, based upon a criminal records check (a state records check) of each employee through local agencies (state, county, or city) where the applicant has resided and worked for the past five (5) years (this may require multiple checks for applicants who live in one location and work in another location, or for applicants who have moved within that time period), that each individual:

i.	Has not been convicted of a felony criminal violation in the past five (5) years;

ii.	Has not been convicted of serious criminal charges (e.g. murder, rape, robbery, burglary, physical assaults, weapons violations, or drug charges [felony or misdemeanor]);

iii.	Does not have any pending felony or serious criminal charges; and

iv.	Is not on parole for or probation for any felony or serious criminal charges.

This will be documented on the Certification and Transmittal Cover Sheet. This form is provided under Personnel Security Administrative Instructions, and may be reproduced by the aviation supplier.

c.	Fingerprinting: The aviation supplier must obtain two sets of fingerprints for each applicant. Each fingerprint card, FD-258, Applicant Fingerprint Chart, and subsequent supplies will be issued by the Postal Service. The Postal Inspection Service will provide additional original copies for aviation supplier use. These additional forms may be obtained by calling the Memphis office at (901) 747-7712.

A copy of a Case Closing Transmittal (CCT) from the Office of Personnel Management (OPM) may be submitted in lieu of fingerprint cards if the CCT was dated within twelve (12) months of the date the SISC receives the submission.

d.	Citizenship: Certification of U.S. citizenship must be documented on PS Form 2025, Contract Personnel Questionnaire, or legal work status authorizing the individual to work in the United States is required. (I-9 Form, Employment Eligibility Verification, is to be used for non-citizens).

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

2.	Processing:

a.	The Postal Service agrees to use reasonable efforts to insure that security clearance decisions are issued within thirty (30) days after the aviation supplier submits the required documents and information to the SISC. The Postal Service, however, cannot guarantee that processing will be complete within thirty (30) days due to circumstances beyond its control.

b.	For each individual employed by the aviation supplier or any subcontractor, the aviation supplier will submit to the SISC:

•	Full name

•	Social security number

•	Drug screening data (1.a)

•	Criminal history certifications (1.b)

•	Both sets of fingerprints (1.c)

•	Citizenship certifications (1.d)

Upon receipt of the required documentation, the SISC will submit the fingerprint cards (1.c) to the Federal Bureau of Investigation, and perform a search of the National Crime Information Center (NCIC) Wants and Warrants and Inspection Service databases at its cost.

c.	In cases where an individual business entity is predominant at a given airport, the Contracting Officer in consultation with the Inspection Service may approve the receipt of screening documents from that entity.

d.	The aviation supplier shall maintain supporting documentation for the drug screening (1.a), criminal history inquiries (1.b), and citizenship verifications (1.d) subject to review by the Postal Service, for the life of this contract in accordance with its internal procedures, advising the Inspection Service SISC on the Certification and Transmittal Cover Sheet.

At the employee’s local station, aviation suppliers are only required to maintain a copy of the Certification and Transmittal Cover Sheet. The Certification and Transmittal Cover Sheet is provided under Personnel Security Administrative Instructions and may be reproduced by the aviation supplier, as needed.

Aviation suppliers currently maintaining security screening files under existing Postal Service contracts shall continue to maintain those files.

Submit all forms and certifications to:

Memphis SISC

Security Investigations Service Center

225 North Humphreys Boulevard

Fourth Floor, South

Memphis, TN 38161-0008

The Postal Service intends to make its best efforts to position itself to eliminate the requirement for its set of FD-258 forms, and other submissions to be determined, through cooperation with the Federal Aviation Administration, Transportation Security Administration, and other agencies or associations to share relevant information for its regulatory purposes.

3.	Access to the Mail – Screening Requirements:

“Access to the mail” refers to individuals who scan, transport, sort, load, and unload mail to and from ground equipment and to and from the aircraft. This includes employees handling sealed ULDs. This includes individuals who have direct supervisory duties in directing the

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Contract ACN-13-FX

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transporting, sorting, loading, and unloading of mail to and from ground equipment and aircraft. Individuals providing services to the Postal Service under this contract (including aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at any tier), hereinafter, “individuals,” who have access to the mail, must obtain a security clearance from the Postal Service before such access to the mail is granted.

4.	Denial:

Persons who meet the following criteria are not permitted to have access to the mail under this contract:

a.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has not received a security screening in accordance with the criteria listed above under Personnel Screening.

b.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has been convicted of, or is on probation or parole for, or under suspended sentence for assault, theft, or weapons charges or for the illegal use, possession, sale, or transfer of controlled substances during the past five (5) years.

c.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has been convicted of any criminal felony violation during the past five (5) years, who is on parole, probation, or suspended sentence for commission of a criminal felony during the past five (5) years.

d.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has ever been convicted of theft of mail or other Postal offense.

e.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has an active warrant or is on probation or is on parole.

f.	An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has any pending felony or serious criminal charges.

g.	Any other circumstance that in the determination of the Postal Service makes the individual unfit to provide services under this contract.

In the event an employee is disqualified under the above criteria, the aviation supplier has the responsibility to insure that the employee’s duties no longer involve handling mail.

5.	Appeal Process:

An individual may appeal a decision to deny access made by the Postal Inspection Service SISC by sending a letter to the Inspector In Charge, Security and Crime Prevention, Washington, DC, within three (3) weeks of the date of the denial letter. An individual may not handle the mail during the appeal process. The letter must contain the following information:

a.	A statement that reconsideration of the decision is requested and the basis on which it is sought.

b.	Additional information on the appellant’s behalf.

c.	A copy of the denial letter.

6.	Training: The Postal Service may, but is not required to, provide orientation / training for aviation suppliers during the term of this contract to clarify security clearance requirements, processes, and procedures necessary to fully implement this program.

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Payment Procedures

Rates and Payment General

The aviation supplier will be compensated based upon properly scanned ULDs and Handling Units. The payment for each ULD and Handling Unit will be based on the network (i.e., Day or Night) to which the mail is assigned by the Postal Service. This process will allow for automated payment.

[ * ]

Scan Requirements

All scan requirements listed below are specified in the Scanning and Data Transmission section.

Night Turn Scan Requirements

a.	Possession Scan of all ULDs and Handling Units at the origin

b.	Delivery Scan of all ULDs and Handling Units delivered at destination

Day Turn Scan Requirements

a.	The aviation supplier will conduct a Possession Scan of all ULDs and Handling Units at the origin.

b.	The aviation supplier will conduct a Nest Scan associating the Handling Unit with a ULD at the hub.

c.	The aviation supplier will conduct a Delivery Scan of all ULDs and Handling Units delivered at destination.

The Hub Sort Scans will be paid in accordance with the pricing listed in Attachment 10: Pricing for Handling Units sorted at the hub on the Day Network for which scans are provided. Hub Sort Scans will not be paid for Handling Units assigned to a Bypass ULD or for the Night Network.

[ * ]

The base and tier pricing from Attachment 10: Pricing will be applied to the volume measured in each Operating Period as follows. Volume within the base will be paid at the Base Rate. The portion of volume exceeding the base volume and falling within the Tier 1 volume will be paid at the Tier 1 rate. A similar incremental process will be applied to volume that falls within subsequent tiers.

Payments will be made by Electronic Funds Transfer (EFT).

[ * ]

The aviation supplier will bill additional charges not covered within the automated payments system on a weekly basis. For correct and sufficient invoices received by noon Wednesday of a given week, the Postal Service will process them so as to generate a payment by Wednesday, three (3) weeks following the receipt of the invoice through the EFT process.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Payment Processing—Day Network—Per Cube

Invoicing

All invoices for the transportation of Handling Units or ULDs under this contract will be paid by the cubic foot and payment will be based on completing the required scans.

Mail Tendered in ULDs

The Line Haul rate for each ULD will be comprised of two components: Non-Fuel Line Haul and Fuel Line Haul. The Non-Fuel Line Haul rate will include all of the transportation and handling associated with a ULD. Hub Sort Scanning rates are separate from the Non-Fuel Line Haul rate.

ULD cubic feet will be paid at the agreed cubic feet size for each ULD type described in Attachment 10: Pricing.

The cubic feet paid will be based on the Postal assigned ULD type. If the Postal ULD type is missing, the aviation supplier’s ULD type will be used for invoicing. Any discrepancies between the types of ULD processed will be resolved during the Reconciliation Process.

The transportation payment for mixed ULDs will be based on the applicable cubic feet of the originating ULD. These transportation payments will be reduced for Handling Units not receiving a Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct destination to cubic feet by the applicable mail class density.

The transportation payment for bypass ULDs will be based on the applicable cubic feet of the originating ULD. These transportation payments will not be made for Bypass ULDs without a Delivery Scan at the correct destination.

Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit based on the total cubic feet of the mixed ULDs in the Operating Plan divided by the total number of mixed ULDs in the Operating Plan for each origin air stop per day multiplied by 50%. The rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.

Mail Tendered from Surface Trucks

If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3 and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable mail class density.

Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations. The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable mail class density. Recognizing the reduced work content, the aviation supplier will provide an unload rate in Attachment 10: Pricing for the receipt and processing of all ad hoc truck mail volume. The Postal Service will incorporate ad hoc truck payments in the weekly electronic payment.

Aviation Supplier Surface Transportation – Not Included in the Transportation Payment

The aviation supplier will include a separate rate per mile for Highway Transportation in Attachment 10: Pricing which will be applied when the Postal Service requires the aviation supplier to operate unplanned surface transportation of mail.

Hub Sort Scan Charge

The Postal Service will pay a Hub Sort Scan charge for mail sorted and scanned at a hub per Handling Unit (i.e., D&R Tag) as shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the contract.

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Handling Units sorted at a hub must receive a Hub Sort Scan for payment purposes. The Postal Service will not pay a Hub Sort Scan charge for sorts not supported by EDI scan information. The pieces scanned into a tendered Bypass container are not eligible to receive Hub Sort Scan charges.

Re-Labeling Charge

The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service Handling Units at the hub for which the D&R tag is missing or becomes illegible. The Postal Service will also provide all equipment necessary to perform this function. The re-labeling charge per Handling Unit is shown in Attachment 10: Pricing.

This rate will not be subject to an increase for the full term of the contract.

Payment to the aviation supplier for the transport of re-labeled Handling Units will be based upon data received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling Unit. An average weight per Handling Unit will be established based upon the previous month’s data for average weight per Handling Unit, and for Handling Units that are not properly scanned due to conditions beyond the aviation supplier’s control.

The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6: Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment 6: Postal Furnished Property will be created upon successful installation of the equipment. Upon reasonable advance notice to the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the equipment located in an aviation supplier’s facility listed in Attachment 6: Postal Service Furnished Property.

Fuel Adjustment

There will be a monthly fuel adjustment to the Fuel Line Haul rate. Each “month” is defined in Attachment 1: Postal Service Operating Periods. The adjustment will become effective on the first operating day of each operating period after contract commencement. The adjustment may be upward or downward.

The adjustment will be based on the U.S. Gulf Coast (USGC) prices for Kerosene-type jet fuel reported by the U.S. Department of Energy for the month that is two (2) months prior to the adjustment. The adjustment will be calculated and applied monthly.

For example, assume the Fuel Line Haul rate is $0.10. If the June 20XX USGC price for Kerosene-type jet fuel is $2.68 per gallon and the July 20XX price is $3.00 per gallon, then the adjustment for September XX would be calculated as follows:

($3.00 / $2.68) = 1.12

1.12 x $0.10 = $0.11

The new Fuel Line Haul rate would be $0.11 per cubic foot.

In August 20XX, if the USGC price is $2.70 per gallon, the calculation for the October 20XX rate would be:

($2.70 / $3.00) = 0.90

0.90 x $0.11 = $0.10 per cubic foot

This calculation will be rounded after the decimal to four digits.

The proposal pricing should be based on the August 2012 U.S. Gulf Coast Kerosene-type jet fuel reported by the U.S. Department of Energy ($3.156 per gallon).

Fuel will be adjusted for October 2013 based on the August 2013 U.S. Gulf Coast Kerosene-type jet fuel reported by the U.S. Department of Energy.

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Payment Processing—Night Network—Per Pound

Invoicing

All Handling Units tendered to the aviation supplier for the Night Network will be paid by the pound and payment will be based on required scanning. The weight will be derived from the assigned rounded weight of the Handling Unit. The Non-Fuel Line Haul rate will include all of the transportation and handling associated with a Handling Unit. The Fuel Line Haul rate for the Night Network will not be subject to a fuel adjustment.

Re-Labeling Charge

The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service Handling Units for which the D&R tag is missing or becomes illegible. The Postal Service will also provide all equipment necessary to perform this function. The re-labeling charge per Handling Unit is shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the contract.

Payment to the aviation supplier for transport of re-labeled Handling Units will be based upon data received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling Unit. An average weight per Handling Unit will be established based upon the previous month’s data for average weight per Handling Unit and for Handling Units that are not properly scanned due to conditions beyond the aviation supplier’s control.

The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6: Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment 6 will be created upon successful installation of the equipment. Upon reasonable advance notice to the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the equipment located in an aviation supplier’s facility listed in Attachment 6.

The payment for the Night Network re-labeled Handling Units will be adjusted to reflect the percentage of re-labeled Handling Units that have already been scanned. This percentage of previously scanned Handling Units will be mutually agreed upon by the Postal Service and the aviation supplier through an audit sampling of re-labeled Handling Units. Contingency Handling Units are excluded from this adjustment.

Reconciliation Process

Reconciliation of scanning and payment records between the Postal Service and the aviation supplier will be conducted in a scheduled meeting attended by the Postal Service and the aviation supplier on an Operating Period basis not more than ninety (90) days after the close of an Operating Period, or a time frame as agreed mutually by the parties. The following procedures will be observed for the reconciliation process:

a.	All data exchanges between the aviation supplier and the Postal Service for the reconciliation process will be performed electronically and sent to specified mailboxes operated by each organization. Each file will have an individually specified transmission interval.

b.	For all files exchanged between the aviation supplier and the Postal Service, any changes to layout or data definition must be communicated to the receiving party at a minimum of sixty (60) calendar days prior to implementation, or sooner if mutually agreed.

c.	All file transfers must adhere to Postal Service Security and Privacy rules.

d.	Supplemental Charges / Assessments may be assessed each Operating Period. The charges shall include but not be limited to the following:

i.	Operating Period Volume Minimum and Contract Volume Minimum

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ii.	Non-achievement of performance standards

e.	Once the parties have mutually agreed on the Operating Period reconciliation, both parties agree that neither can re-open the Operating Period for further adjustments. By mutually agreeing to the Operating Period reconciliation, the parties thereby agree to waive their right to pursue a claim under the Contract Disputes Act based upon the Operating Period reconciliation.

In the event there is a catastrophic equipment or information system failure, the aviation supplier will provide electronic files to the Postal Service identifying all D&R Tags the aviation supplier scanned that were lost. The aviation supplier will notify the Contracting Officer and the COR as soon as the aviation supplier becomes aware of such a failure.

If the Postal Service cannot produce D&R Tags, an emergency contingency will be developed and implemented. Such a plan will include specifications for operational and information technology issues, as well as payment.

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Part 3: Contract Clauses

Part 3: Contract Clauses

Clause B-1: Definitions (March 2006) (Tailored)

For purposes of this Contract, the following terms shall have the following meanings:

1.	Acceptable Dangerous Goods and Acceptable Hazardous Material: Those articles or substances which satisfy the air transportation requirements for the transportation of Hazardous Goods set forth in Chapter 601.10.0 of the Domestic Mail Manual and which are not required by applicable federal regulation to be accessible to crew members during flight.

2.	Advertisement: A free or paid mass or targeted communication under the control of a party intended for the general public or a specific potential or existing customer, the ultimate purpose of which is to promote the sale of such party’s products or services, including, but not limited to, television, radio and internet commercials, out-of-home ads (e.g., billboards, sports stadium displays, transit signs), direct mail ads, print ads and free standing inserts in newspapers, magazines, and electronic media.

3.	All Mail Due Aviation Supplier: A designated time predetermined when the Postal Service provides all mail to the aviation supplier as shown in Attachments 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network

4.	Aviation Supplier: The person or persons, partnership, or corporation named that has been awarded the contract.

5.	Bypass Container: A ULD of mail designated for delivery to destination Service Point on the network which is transferred directly from one aircraft to another without going through the sort operation.

6.	Con-Con: (Convoy and Conveyance) The concentration in a container of Registered Mail for single, daily, daylight, or authorized night air dispatch

7.	Contract Volume Minimum: The volume (in cubic feet) per operational day, averaged across six (6) days per week, and measured across each Operating Period that is guaranteed by the Postal Service for the Day Network

8.	Contracting Officer: The person executing this contract on behalf of the Postal Service and any other officer or employee who is a properly designated Contracting Officer; the term includes, except as otherwise provided in the contract, the authorized representative of a Contracting Officer acting within the limits of the authority conferred upon that person.

9.	Contracting Officer’s Representative (COR): A person who acts within the limits of authority delegated by the Contracting Officer.

10.	Contingency Handling Units: Handling Units entered into the transportation network without an appropriate D&R tag. These Handling Units are subsequently processed at the aviation supplier’s hub through the re-labeling process.

11.	Dangerous Goods (Hazardous Material): Articles or substances which are capable of posing a significant risk to health, safety or to property when transported by air and which are classified according to Section 3 (Classification) of the International Air Transport Association (IATA) Dangerous Good Regulations, regardless of variations, exceptions, exemptions, or limited quantity allowances.

12.	Day Network: Planned network that operates Tuesday through Sunday primarily for the transportation of the Priority and First Class Mail.

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13.	Delivery: The hand-off, at a destination Service Point, of all mail to the Postal Service in accordance with contract requirements.

14.	Delivery Scan: A scan performed by the aviation supplier that indicates that the aviation supplier has tendered volume to the Postal Service.

15.	D&R (Dispatch and Routing) Tag: Bar coded tag that identifies the origin and destination airports, mail class, Handling Unit weight, and the assigned network air carrier.

16.	Exception Sort Scan: A Hub Scan performed on mail Handling Units that require re-labeling due to a missing or unreadable D&R tag.

17.	Express Mail: As defined in the U.S. Postal Service Domestic Mail Manual.

18.	Failure to Load: A failure to accept and load mail as specified in the contract.

19.	Failure to Protect: Is a failure to protect and safeguard mail from depredation, rifling, inclement weather, mistreatment, or other hazard while in the aviation supplier’s control.

20.	Failure to Protect Postal Service Equipment: A failure to protect, return or safeguard Postal Service provided equipment. This includes MTE and Postal provided scanning equipment (if supplied by the Postal Service).

21.	First-Class Mail: As defined in the U.S. Postal Service Domestic Mail Manual.

22.	Feeder: An aircraft normally used for local transport (for carriage of cargo and / or containers) to and from locations not scheduled to be serviced by primary aircraft from a hub, directly connecting these locations to a hub.

23.	Ground Handling: Handling of mail, including unloading of mail from aircraft or ground vehicles, drayage, staging of mail, and loading of mail on receiving aircraft or ground vehicles.

24.	Handling Unit: A piece of mail (an outside) or a receptacle (such as loose sacks, pouches, trays, flat tubs) that contains multiple pieces of mail which is individually processed.

25.	Hub: A central sort facility that supports multiple markets via air and ground networks on a regional or national level by means of connecting flights and ground transportation.

26.	Hub Sort Scan: A scan performed by the aviation supplier at a hub location.

27.	Line Haul: Transporting mail by air between origin and destination locations.

28.	Live Animals: Animals accepted by the Postal Service in accordance with Chapter 601.9.3 of the Domestic Mail Manual.

29.	Mail: Product that carries U.S. postage and the receptacles in which it is tendered for transportation. The term includes supplies and empty mail transportation equipment of the U.S. Postal Service.

30.	Mail Bags: Postal Service bags which are used by the Postal Service in the transportation of mail.

31.	Mis-delivered: Any mail delivered to the wrong destination. This includes, but is not limited to, mail placed in the wrong ULD, ULDs loaded onto an incorrect flight or truck, and ULDs incorrectly placarded.

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32.	Mixed Container: A Unit Load Device (ULD) containing mail for multiple destinations that requires sortation at the aviation supplier hub.

33.	Nest Scan: The scan that associates the Handling Unit with the ULD (air container).

34.	Night Network: Planned network that operates Monday through Friday, primarily for the transportation of Express Mail.

35.	Operating Period: A scheduled period ranging from four (4) to five (5) weeks as agreed between the Postal Service and aviation supplier.

36.	Operating Period Volume Minimum: The volume minimum resulting from the Planned Capacity established through the Ordering Process for the Day and Night Networks.

37.	Overflow Mail: Mail that is tendered in excess of the Planned Capacity.

38.	Outsides: Individual mail piece, with dimensions no greater than 108 inches in combined length and girth and with no single dimension greater than 84 inches which is not otherwise containerized and must be processed as a Handling Unit.

39.	Package: Any box or envelope that is accepted by the Postal Service for delivery to a consignee.

40.	Perishables: Those items which are susceptible to decay, spoilage or destruction.

41.	Planned Capacity: Volume that the parties have agreed to by way of the Ordering Process for the Day and Night Networks.

42.	Possession Scan: A scan performed by the aviation supplier that indicates the aviation supplier has accepted the volume from the Postal Service.

43.	Priority Mail: Priority Mail and First-Class zone rated (Priority) mail as defined in the U.S. Postal Service Domestic Mail Manual, Chapter 3, Section 314.

44.	Registered Mail: A mail piece which is mailed in accordance with the requirements of Chapter 501.2.0 of the Domestic Mail Manual. Registered Mail provides added protection for valuable or important mail. Registered Mail provides a receipt to the sender, special security between shipment points, a record of acceptance and delivery maintained by the Postal Service and, at the option of the mailer and for an additional fee, indemnity in case of loss or damage.

45.	Re-Possessed: Regain possession of assigned mail.

46.	Required Delivery Time (RDT): The latest delivery time to the Postal Service as indicated in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.

47.	Service Point: The physical location at which the aviation supplier must hand-off mail to the Postal Service or its duly appointed agent as specified in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.

48.	Tender: The drop-off, at an origin Service Point, of mail assigned by the Postal Service to the aviation supplier.

49.	Tender Point: The physical location at which the Postal Service or its duly appointed agent provides mail to the aviation supplier.

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50.	Tender Time: The latest time at which the aviation supplier is required to accept mail from the Postal Service at an origin Service Point in accordance with contract requirements.

51.	Terminal Handling: The receipt, scanning, sorting, delivery and / or tug and dolly transportation of mail tendered under this contract.

52.	Trans Log File: The Postal Service data file that contains, for each D&R Tag, the actual weight, origin, and destination market for each Handling Unit.

53.	Transportation Payment:: Four items are included in the Transportation Payment:

a.	Non-Fuel Line Haul

b.	Fuel Line Haul

c.	Aircraft Ground Handling

d.	Scanning

54.	Trucking Location: Those Service Points to which mail volume is transported via highway.

55.	Unit Load Device (ULD): Airline container or pallet provided by the aviation supplier

Clause B-3: Contract Type (March 2006) (Tailored)

This Contract is a fixed-price, indefinite quantity with adjustments contract for the purchase of commercial services pursuant to 39 Code of Federal Regulations, Part 601 et seq.

This is not a requirements-type contract.

Clause B-9: Claims and Disputes (March 2006) (Tailored)

a.	This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) (“the Act” or “CDA”).

b.	Except as provided in the Act, all disputes arising under or relating to this contract must be resolved under this clause.

c.	“Claim,” as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the aviation supplier seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount is not acted upon in a reasonable time.

d.

1.	A claim by the aviation supplier must be made in writing and submitted to the Contracting Officer for a written decision. A claim by the Postal Service against the aviation supplier is subject to a written decision by the Contracting Officer.

2.	For aviation supplier claims exceeding $100,000, the aviation supplier must submit with the claim the following certification:

“I certify that the claim is made in good faith, that the supporting data are accurate and complete to the best of my knowledge and belief, that the amount requested accurately reflects the contract adjustment for which the aviation supplier believes the Postal Service is liable, and that I am duly authorized to certify the claim on behalf of the aviation supplier.”

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3.	The certification may be executed by any person duly authorized to bind the aviation supplier with respect to the claim.

e.	For aviation supplier claims of $100,000 or less, the Contracting Officer must, if requested in writing by the aviation supplier, render a decision within 60 days of the request. For aviation supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the aviation supplier of the date by which the decision will be made.

f.	The Contracting Officer’s decision is final unless the aviation supplier appeals or files a suit as provided in the Act.

g.	When a CDA claim is submitted by or against an aviation supplier, the parties shall make a good faith attempt to resolve the dispute, including an exchange of relevant information toward a mutual resolution. Accordingly, by mutual consent, the parties may agree to use an alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as described in d(2) of this clause must be provided for any claim, regardless of dollar amount, before ADR is used. If either party declares the matter to be at an impasse, the dispute will be resolved through the CDA process as contemplated by Clause B-9.

h.	The Postal Service will pay interest in the amount found due and unpaid from:

1.	The date the Contracting Officer receives the claim (properly certified, if required); or

2.	The date payment otherwise would be due, if that date is later, until the date of payment.

i.	Simple interest on claims will be paid at a rate determined in accordance with the Interest clause.

j.	The aviation supplier must proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract regardless of the initiating party, and comply with any decision of the Contracting Officer.

Clause B-10: Pricing of Adjustments (March 2006) (Tailored)

When costs are a factor in determining any contract price adjustment under the Changes clause, the process set forth in Clause 4-1.c will be followed. For any other provision of this contract, the parties agree to use the process set forth in Attachment 10: Pricing and in the Payment Processing sections of Part 1 for negotiating the adjustment.

Clause B-15: Notice of Delay (March 2006) (Tailored)

Immediately upon becoming aware of any difficulties that might delay deliveries under this contract, the aviation supplier will notify the Postal Service in writing. The notification must identify the difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice may preclude later consideration of any request for an extension of contract time.

Clause B-22: Interest (March 2006) (Tailored)

The Postal Service will pay interest on late payments and unearned prompt payment discounts in accordance with the Prompt Payment Act, 31 U.S.C. 3901 et. seq., as amended by the Prompt Payment Act Amendments of 1988, P.L. 100-496. The aviation supplier will pay interest on any payment to the Postal Service at a rate equivalent to the prevailing Contract Disputes Act interest rate.

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Clause B-25: Advertising of Contract Awards (March 2006)

Except with the Contracting Officer’s prior approval, the aviation supplier agrees not to refer in its commercial advertising to the fact that it was awarded a Postal Service contract or to imply in any manner that the Postal Service endorses its products.

Clause B-30: Permits and Responsibilities (March 2006) (Tailored)

The aviation supplier is responsible, without additional expense to the Postal Service, for obtaining any necessary licenses and permits, and for complying with any applicable federal, state, and municipal laws, codes, and regulations in connection with the performance of the contract. The aviation supplier is responsible for all damage to persons or property, including environmental damage that occurs as a result of its omission(s) or negligence. While in performance of the contract, the aviation supplier must take proper safety and health precautions to protect the work, the workers, the public, the environment, and the property of others.

Clause B-39: Indemnification (March 2006) (Tailored)

The aviation supplier must save harmless and indemnify the Postal Service and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and/or liability resulting from, brought forth, or on account of any personal injury or property damage received or sustained by any person, persons, or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the aviation supplier, any subcontractor of the aviation supplier, or any employee, agent, or representative of the aviation supplier or of the aviation supplier’s subcontractor.

The Postal Service must save harmless and indemnify the aviation supplier and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and / or liability resulting from, brought forth, or on account of any personal injury or property damage received or sustained by any person, persons, or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the Postal Service, or any employee, agent, or representative of the Postal Service.

Clause B-45: Other Contracts (March 2006) (Tailored)

The Postal Service may award other contracts for additional work, and the aviation supplier must cooperate fully with the other aviation suppliers and Postal Service employees. The aviation supplier must not commit or permit any act that will interfere with the performance of work by any other aviation supplier or by Postal Service employees.

Clause B-65: Adjustments to Compensation (March 2006) (Tailored)

Contract compensation may be adjusted, from time to time, by mutual agreement of the aviation supplier and the Contracting Officer. No adjustment to compensation will be made for changes arising from Clause 9-10: Service Contract Act or from Clause 9-12: Fair Labor Standards Act and Service Contract Act – Price Adjustment. Adjustments in compensation pursuant to this clause shall be memorialized by formal modification to the contract. All negotiations between the parties shall be conducted with respect to the implied covenant of good faith and fair dealing.

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Clause B-69: Events of Default (March 2006) (Tailored)

The aviation supplier’s right to perform this contract is subject to termination, in whole or in part, in the event of any of the following events of default.

a.	The aviation supplier’s failure to perform service according to the terms of the contract;

b.	If the aviation supplier has been administratively determined to have violated Postal laws and regulations and other laws related to the performance of the service;

c.	Failure to follow the instructions of the Contracting Officer that fall within the scope of the contract;

d.	If the aviation supplier transfers or assigns his contract, except as authorized herein, or sublets the whole or a portion of this contract contrary to the applicable provisions of the U.S. Postal Service Supplying Principles and Practices or without any required approval of the Contracting Officer;

e.	If the aviation supplier combines to prevent others from proposing for the performance of Postal Service contracts;

f.	If the aviation supplier or corporate officer has been or is, during the term of the contract, convicted of a crime affecting his or her reliability or trustworthiness as a mail transportation aviation supplier, such as any form of fraud or embezzlement that has impacted the Postal Service or the U.S. Government;

g.	If at any time the aviation supplier, its principal owners, corporate officers or personnel are disqualified by law or regulation from performing services under this contract, and upon notice thereof, the aviation supplier fails to remove any such disqualification;

h.	If the aviation supplier fails to provide any notification of a change in corporate officers which this contract may require; or

i.	If the aviation supplier materially breaches any other requirement or clause of this contract.

Clause B-75: Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)

a.	The aviation supplier shall supervise its operations and the operations of its subcontractors that provide services under this contract personally or through representatives. The aviation supplier or its supervising representatives must be easily accessible in the event of emergencies or interruptions in service.

b.	In all cases, the aviation supplier shall be liable to the Postal Service for the Postal Service’s damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other mistreatment while in the custody and control of the aviation supplier or its subcontractors. The aviation supplier shall also be accountable and answerable in damages for the faithful performance of all other obligations assumed under this contract, whether or not it has entrusted part or all of its performance to another, except for any failure to perform that is excused by the Force Majeure clause of this contract.

c.	The aviation supplier shall faithfully account for and deliver to the Postal Service all:

1.	Mail,

2.	Moneys, and

3.	Other property of any kind belonging to or entrusted to the care of the Postal Service, that come into the possession of the aviation supplier during the term of this contract.

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d.	The aviation supplier shall, promptly upon discovery, refund (i) any overpayment made by the Postal Service for service performed, or (ii) any payment made by the Postal Service for service not rendered.

Clause B-77: Protection of the Mail (Non-Highway) (March 2006) (Tailored)

The aviation supplier must protect and safeguard the mail from loss, theft, or damage while it is in the aviation supplier’s custody or control, and prevent unauthorized persons from having access to the mail.

a.	Classification of Irregularities

The following classifications of irregularities are those that preclude the Postal Service from accomplishing its mission. The damage caused from these irregularities result in actual damage and degradation to its brand, and therefore, is associated with liquidated damages as stated:

1.	Failure to Protect

Failure to protect the mail consists of: failure to protect or safeguard the mail from inclement weather, from damage caused by the mechanized sort, from acts of the aviation supplier’s employees or contractors, and from loss, depredation, or other hazards while in the control or custody of the aviation supplier.

2.	Theft of Mail

The theft of mail can cause immeasurable damage to the Postal Service, both in terms of actual economic loss to our customers and to the competitive standing of our products and services. The aviation supplier will support law enforcement efforts to prevent theft of mail, and will support enforcement officials in the apprehension of those who may be perpetrating such crimes.

b.	Damages and Liquidated Damages

The following liquidated damages for damaged and unprotected mail are applicable to the associated classifications of irregularities:

1.	Damaged and Unprotected Mail

Liquidated damages may be assessed for damaged and unprotected mail. For purposes of this section, damaged mail will consist of mail pieces whether inside or outside of Postal Service MTE. This category includes but may not be limited to:

i.	Failure to Protect – Causing Damage to Mail

Failure to protect causing physical damage to the U.S. Mail or MTE for which there may be damage assessed equal to the actual costs incurred by the Postal Service necessary to remedy the situation and forward the mail onward to its next processing or delivery operation. Such actual costs may include items such as administrative time at an appropriate hourly rate for documenting the irregular condition and implementing the damage, labor time used to repossess the mail, unpack, sort, dry, repack / repackage, and re-dispatch to a subsequent destination or processing operation.

If actual damages are not ascertainable, a liquidated damage may be assessed as follows, taking into account the actual damage that may typically result from such situations:

Per Letter Tray:	[ * ] per letter tray
Per Flat Tub:	[ * ] per flat tub
Per Mail Sack or Pouch:	[ * ] per sack or pouch
Per Outside Parcel:	[ * ] per piece

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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ii.	Failure to Protect—Dropped or Abandoned Pouch or Piece

When U.S. Mail is discovered unprotected in an unsecured location or on the airport ramp, Liquidated Damages may be assessed at $50.00 per incident.

c.	Investigative Costs for Theft of Mail

In cases where a mail theft is committed by the aviation supplier’s or its subcontractor’s personnel, actual investigative costs to the U.S. Postal Inspection Service and/or the Office of the Inspector General may be assessed as actual damages. These costs will be reasonably determined and may begin accruing only when a specific investigation begins on the basis of probable cause. The costs of routine surveillance not associated with a specific theft or series of thefts will not be assessed. In addition to allocable investigative expenses, the Postal Service may assess actual damages for loss of product value resulting from insurance claims where payouts to postal customers can be traced to the incident(s).

In addition to the above, in cases where mail theft occurs and the Postal Service determines that the aviation supplier’s failure to properly execute the mail handling employee screening requirements set forth in the Contract was a proximate cause of the theft, and that by reason of the theft it is necessary to conduct a complete audit of the aviation supplier’s adherence to the screening requirements with respect to the employment of other employees subject to those requirements, the Postal Service may assess an administrative damage in the amount of $5,000 in lieu of actual costs associated with that audit.

Depending upon the circumstances of the incident, the Vice President, Network Operations, in consultation with the Postal Inspection Service or Office of the Inspector General, and the Contracting Officer, may determine that damages pursuant to this section are not appropriate, and may waive all or a portion of the amounts that may otherwise be due the Postal Service hereunder. Factors such as the seriousness of the misconduct, the aviation supplier’s level of cooperation in investigations, implementing corrective actions, and efforts directed at loss recovery will be considered in reaching that determination.

Clause B-80: Laws and Regulations Applicable (March 2006) (Tailored)

This contract and the services performed under it are subject to all applicable federal, state, and local laws and regulations. The aviation supplier assumes sole responsibility to faithfully discharge all duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits, licenses, and other authorities required to perform this contract. The aviation supplier shall hold harmless, save, and defend the Postal Service from any consequence of the aviation supplier’s failure to abide by all applicable federal, state, and local laws and regulations (including but not limited to regulations promulgated by the DOL and IRS) relating to the contract and throughout the term of the contract and any subsequent renewal periods.

Clause B-81: Information or Access by Third Parties (March 2006) (Tailored)

The Postal Service retains exclusive authority to release any or all information about mail matter in the custody of the aviation supplier and to permit access to that mail in the custody of the aviation supplier. All requests by non-postal individuals for information about mail matter in the custody of the aviation supplier or for access to mail in the custody of the aviation supplier must be referred to the Contracting Officer or his or her designee.

Clause B-82: Access by Officials (March 2006) (Tailored)

The aviation supplier shall deny access to the cargo compartment of aircrafts or a vehicle containing mail therein to state or local officials except at a postal facility or in the presence of a postal employee or a Postal Inspection Service officer, unless to prevent immediate damage to the aircraft, vehicle, or their contents. If authorized Federal law enforcement seeks access to the cargo compartment of aircrafts or vehicles contained mail therein, the aviation supplier shall notify the Postal Inspection Service before permitting access, unless to prevent immediate damage to the aircraft, vehicle, or their contents.

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Clause 1-1: Privacy Protection (July 2007)

In addition to other provisions of this contract, the aviation supplier agrees to the following:

a.	Privacy Act. If the aviation supplier operates a system of records on behalf of the Postal Service, the Privacy Act (5 U.S.C. 522a) and Postal Service regulations at 39 CFR Parts 266-267 apply to those records. The aviation supplier is considered to operate a system of records if it manages records (including collecting, revising, or disseminating records) from which information is retrieved by the name of an individual or by some number, symbol, or other identifier assigned to the individual. The aviation supplier agrees to comply with the Act and the Postal Service regulations in designing, developing, and operating the system of records, including ensuring that records are current and accurate for their intended use, and incorporating adequate safeguards to prevent misuse or improper disclosure of personal information. Violations of the Act may subject the violator to criminal penalties.

b.	Customer or Employee Information. If the aviation supplier has access to Postal Service customer or employee information, including address information, whether collected online or offline by the Postal Service or by a aviation supplier acting on its behalf, the aviation supplier must comply with the following:

1.	General. With regard to the Postal Service customer information to which it has access pursuant to this contract, the aviation supplier has that access as an agent of the Postal Service and must adhere to its postal privacy policy at www.usps.com/common/docs/privpol.htm.

2.	Use, Ownership, and Nondisclosure. The aviation supplier may use Postal Service customer or employee information solely for purposes of this contract, and may not collect or use such information for non-Postal Service marketing, promotion, or any other purpose without the prior written approval of the Contracting Officer. The aviation supplier must restrict access to such information to those employees who need the information to perform work under this contract, and must ensure that each such employee (including subcontractors’ employees) sign a nondisclosure agreement, in a form suitable to the Contracting Officer, prior to being granted access to the information. The Postal Service retains sole ownership and rights to its customer or employee information. Unless the contract states otherwise, upon completion of the contract, the aviation supplier must turn over all Postal Service customer or employee information in its possession to the Postal Service, and must certify that no Postal Service customer or employee information has been retained unless otherwise authorized in writing by the Contracting Officer.

3.	Security Plan. When applicable, and unless waived in writing by the Contracting Officer, the aviation supplier must work with the Postal Service to develop and implement a security plan that addresses the protection of customer or employee information. The plan will be incorporated into the contract and followed by the aviation supplier, and must, at a minimum, address notification to the Postal Service of any security breach. If the contract does not include a security plan at the time of contract award, it must be added within 60 days after contract award.

4.	Breach Notification. If there is a breach of any nature in the security of Postal Service data, including customer or employee data, the aviation supplier must follow the breach notification requirements included in the security plan discussed in (3) above. The aviation supplier will be required to follow Postal Service policies regarding breach notification to customers and/or employees.

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5.	Legal Demands for Information. If a legal demand is made for Postal Service customer or employee information (such as by subpoena), the aviation supplier must immediately notify the Contracting Officer and the nearest office of the Postal Inspection Service. After notification, the Postal Service will determine whether and to what extent to comply with the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal demand, the aviation supplier may, with the written permission of the Contracting Officer, release the information specifically demanded.

c.	Online Assistance. If the aviation supplier assists in the design, development, or operation of a Postal Service customer Web site, or if it designs or places an ad banner, button, or link on a Postal Service Web site or any Web site on the Postal Service’s behalf, the aviation supplier must comply with the limitations in subparagraph b (1) above relating to ad banners, buttons, or links, and the use of cookies, web beacons, or other web analysis tools. Exceptions to these limitations require the prior written approval of the Contracting Officer and the Postal Service’s chief privacy officer.

d.	Marketing E-Mail. If the aviation supplier assists the Postal Service in conducting a marketing e-mail campaign, the aviation supplier does so as an agent of the Postal Service and must adhere to the Postal Service policies set out in Postal Service Management Instruction AS-350-2004-4, Marketing E-mail. Aviation suppliers wishing to conduct marketing email campaigns to postal employees must first obtain the prior written approval of the Contracting Officer.

e.	Audits. The Postal Service may audit the aviation supplier’s compliance with the requirements of this clause, including through the use of online compliance software.

f.	Indemnification. The aviation supplier will indemnify the Postal Service against all liability (including costs and fees) for damages arising out of violations of this clause.

g.	Flow-down. The aviation supplier will flow this clause down to subcontractors that would be covered by any portion of this clause if they were the aviation supplier.

Clause 1-5: Gratuities or Gifts (March 2006)

a.	The Postal Service may terminate this contract for default if, after notice and a hearing, the Postal Service Board of Contract Appeals determines that the aviation supplier or the aviation supplier’s agent or other representative:

1.	Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee of the Postal Service; and

2.	Intended by the gratuity or gift to obtain a contract or favorable treatment under a contract.

b.	The rights and remedies of the Postal Service provided in this clause are in addition to any other rights and remedies provided by law or under this contract.

Clause 1-6: Contingent Fees (March 2006)

a.	The aviation supplier warrants that no person or selling agency has been employed or retained to solicit or obtain this contract for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide, established commercial or selling agencies employed by the aviation supplier for the purpose of obtaining business.

b.	For breach or violation of this warranty, the Postal Service has the right to annul this contract without liability or to deduct from the contract price or otherwise recover the full amount of the commission, percentage, brokerage fee, or contingent fee.

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Clause 1-11: Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)

During the performance of this contract, former Postal officers or Postal Career Executive Service (PCES) executives are prohibited from employment by the contractor as key personnel, experts or consultants, if such individuals, within two years after their retirement from the Postal Service, would be performing substantially the same duties as they performed during their career with the Postal Service.

Clause 1-12: Use of Former Postal Service Employees (March 2006) (Tailored)

During the term of this contract, the aviation supplier must identify any former Postal Service officers or Postal Career Executive Service (PCES) employees it proposes to be engaged, directly or indirectly, in contract performance. Such individuals may not commence performance without the Contracting Officer’s prior approval. If the Contracting Officer does not provide such approval, the aviation supplier must replace the proposed individual former employee with another individual equally qualified to provide the services called for in the contract.

Clause 2-11: Postal Service Property—Fixed-Price (March 2006) (Tailored)

a.	Postal Service-Furnished Property

1.	The Postal Service will deliver to the aviation supplier, for use in connection with and under the terms of this contract, the property described as Postal Service-furnished property in the Schedule or specifications, together with any related information the aviation supplier may request that may reasonably be required for the intended use of the property (hereinafter referred to as “Postal Service-furnished property”).

2.	The contract delivery or performance dates are based on the expectation that Postal Service-furnished property suitable for use (except for property furnished “as is”) will be delivered at the times stated in the Schedule or, if not so stated, in sufficient time to enable the aviation supplier to meet these delivery or performance dates. If Postal Service-furnished property is not delivered by these times, the Contracting Officer will, upon timely written request from the aviation supplier, make a determination of any delay occasioned the aviation supplier and will equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual provision affected by the delay, in accordance with the Changes clause.

3.	Except for Postal Service-furnished property furnished “as is,” if the Postal Service-furnished property is received in a condition not suitable for its intended use, the aviation supplier must notify the Contracting Officer and (as directed by the Contracting Officer) either (a) return it at the expense of the Postal Service or otherwise dispose of it, or (b) effect repairs or modifications. Upon the completion of (a) or (b), the Contracting Officer (upon written request from the aviation supplier) will equitably adjust the delivery or performance dates or the contract price, or both, and any other affected contractual provision, in accordance with the Changes clause.

4.	The provisions for adjustment in this paragraph a are exclusive, and the Postal Service is not liable to suit for breach of contract by reason of any delay in delivery of Postal Service-furnished property or its delivery in a condition not suitable for its intended use.

b.	Changes in Postal Service-Furnished Property

1.	By written notice, the Contracting Officer may (a) decrease the property provided or to be provided by the Postal Service under this contract, or (b) substitute other Postal Service-owned property for the property to be provided by the Postal Service, or to be acquired by the aviation supplier for the Postal Service under this contract. The aviation supplier must promptly take any action the Contracting Officer may direct regarding the removal and shipping of the property covered by this notice.

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2.	In the event of any decrease in or substitution of property pursuant to subparagraph b.1 above, or any withdrawal of authority to use property provided under any other contract or lease, which property the Postal Service had agreed in the Schedule to make available for the performance of this contract, the Contracting Officer, upon the aviation supplier’s written request (or—if substitution causes a decrease in the cost of performance—on the Contracting Officer’s own initiative), will equitably adjust any contractual provisions affected by the decrease, substitution, or withdrawal, in accordance with the Changes clause.

c.	Use of Postal Service Property. The Postal Service property, unless otherwise provided in this contract or approved by the Contracting Officer, must be used only for performing this contract.

d.	Utilization, Maintenance, and Repair of Postal Service Property. The aviation supplier must maintain and administer, in accordance with sound industrial practice, a program or system for the utilization, maintenance, repair, protection, and preservation of Postal Service property until it is disposed of in accordance with this clause. If any damage occurs to Postal Service property, the risk of which has been assumed by the Postal Service under this contract, the Postal Service will replace the items or the aviation supplier must make such repairs as the Postal Service directs; provided, however, that if the aviation supplier cannot effect these repairs within the time required, the aviation supplier will dispose of the property in the manner directed by the Contracting Officer. The contract price includes no compensation to the aviation supplier for performing any repair or replacement for which the Postal Service is responsible, and an equitable adjustment will be made in any contractual provisions affected by such repair or replacement made at the direction of the Postal Service, in accordance with the Changes clause. Any repair or replacement for which the aviation supplier is responsible under the provisions of this contract must be accomplished by the aviation supplier at the aviation supplier’s own expense.

e.	Risk of Loss. Unless otherwise provided in this contract, the aviation supplier assumes the risk of, and becomes responsible for, any loss or damage to Postal Service property provided under this contract upon its delivery to the aviation supplier or upon passage of title to the Postal Service as provided in paragraph i below, except for reasonable wear and tear and except to the extent that it is consumed in performing this contract.

f.	Access. The Postal Service, and any persons designated by it, must at reasonable times have access to premises where any Postal Service property is located, for the purpose of inspecting it.

g.	Final Accounting for and Disposition of Postal Service Property. Upon completion, or at such earlier dates as may be fixed by the Contracting Officer, the aviation supplier must submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Postal Service property not consumed in performing this contract (including any resulting scrap) or not previously delivered to the Postal Service, and will prepare for shipment, deliver f.o.b. origin, or dispose of this property, as the Contracting Officer may direct or authorize. The net proceeds of disposal will be credited to the contract price or will be paid in such other manner as the Contracting Officer may direct.

h.	Restoration of Aviation Supplier’s Premises and Abandonment. Unless otherwise provided in this contract, the Postal Service:

1.	May abandon any Postal Service property in place, whereupon all obligations of the Postal Service regarding it will cease; and

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2.	Has no obligation with regard to restoration or rehabilitation of the aviation supplier’s premises, either in case of abandonment, disposition on completion of need or of the contract, or otherwise, except for restoration or rehabilitation costs properly included in an equitable adjustment under paragraph b or e above.

i.	Title.

1.	Title to all Postal Service-furnished property remains in the Postal Service. To define the obligations of the parties under this clause, title to each item of facilities, special test equipment, or special tooling (other than that subject to a special-tooling clause) acquired by the aviation supplier on behalf of the Postal Service under this contract will pass to and vest in the Postal Service when its use in the performance of this contract begins, or upon payment for it by the Postal Service, whichever is earlier, whether or not title was previously vested.

2.	Title to all material purchased by the aviation supplier for whose cost the aviation supplier is entitled to be reimbursed as a direct item of cost under this contract will pass to and vest in the Postal Service upon delivery of the material to the aviation supplier by the vendor.

3.	Title to other material whose cost is reimbursable to the aviation supplier under this contract will pass to and vest in the Postal Service upon:

a)	Its issuance for use in the performance of this contract; or

b)	Reimbursement of its cost by the Postal Service, whichever occurs first.

4.	All Postal Service-furnished property, together with all property acquired by the aviation supplier, title to which vests in the Postal Service under this subsection i, is subject to the provisions of this clause and is hereinafter collectively referred to as “Postal Service property.” Title to Postal Service property is not affected by its incorporation into or attachment to any property not owned by the Postal Service, nor does Postal Service property become a fixture or lose its identity as personal property by being attached to any real property.

Clause 2-22: Value Engineering Incentive (March 2006)

a.	General.

The right of each party to improve its own methods for its own benefit, absent a change to the obligations of the other party which requires an modification to this Contract, and to retain such savings for itself is not affected by this clause.

The aviation supplier is encouraged to develop and submit Value Engineering Change Proposals (VECPs) voluntarily. The aviation supplier will share in savings realized from an accepted VECP as provided in paragraph (h) below. No document submitted by the aviation supplier shall be considered to be a VECP unless the aviation supplier specifically marks on the document that it is to be considered a VECP and contains a statement that the aviation supplier intends the document to be a VECP subject to the provisions of this Clause of the Contract.

b.	Definitions

1.	Value Engineering Change Proposal (VECP). A proposal that:

i.	Requires a change to the instant contract;

ii.	Results in savings to the instant contract; and

iii.	Does not involve a change in:

a)	Deliverable end items only;

b)	Test quantities due solely to results of previous testing under the instant contract; or

c)	Contract type only.

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2.	Instant Contract. The contract under which a VECP is submitted. It does not include additional contract quantities.

3.	Additional Contract Quantity. An increase in quantity after acceptance of a VECP due to contract modification, exercise of an option, or additional orders (except orders under indefinite-delivery contracts within the original maximum quantity limitations).

4.	Postal Service Costs. Costs to the Postal Service resulting from developing and implementing a VECP, such as net increases in the cost of testing, operations, maintenance, logistics support, or property furnished. Normal administrative costs of processing the VECP are excluded.

5.	Instant Contract Savings. The estimated cost of performing the instant contract without implementing a VECP minus the sum of: (a) the estimated cost of performance after implementing the VECP, and (b) Postal Service costs.

6.	Additional Contract Savings. The estimated cost of performance or delivering additional quantities without the implementation of a VECP minus the sum of (a) the estimated cost of performance after the VECP is implemented and (b) Postal Service cost.

7.	Aviation Supplier’s Development and Implementation Costs. Aviation supplier’s cost in developing, testing, preparing, and submitting a VECP. Also included are the aviation supplier’s cost to make the contractual changes resulting from the Postal Service acceptance of the VECP.

c.	Content. A VECP must include the following:

1.	A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

2.	A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

3.	A separate, detailed cost estimate for: (a) the affected portions of the existing contract requirement and, (b) the VECP. The cost reduction associated with the VECP must take into account the aviation supplier’s allowable development and implementation costs.

4.	A description and estimate of costs the Postal Service may incur in implementing the VECP, such as test and evaluation and operating and support costs.

5.	A prediction of any effects the proposed change would have on Postal Service costs.

6.	A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

7.	Identification of any previous submissions of the VECP to the Postal Service, including the dates submitted, purchasing offices, contract numbers, and actions taken.

d.	Submission. The aviation supplier must submit VECPs to the Contracting Officer.

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e.	Postal Service Action

1.	The Contracting Officer will give the aviation supplier written notification of action taken on a VECP within 60 days after receipt. If additional time is needed, the Contracting Officer will notify the aviation supplier, within the 60-day period, of the expected date of a decision. The Postal Service will process VECPs expeditiously but will not be liable for any delay in acting upon a VECP.

2.	If a VECP is not accepted, the Contracting Officer will so notify the aviation supplier, explaining the reasons for rejection.

f.	Withdrawal. The aviation supplier may withdraw a VECP, in whole or in part, at any time before its acceptance.

g.	Acceptance

1.	Acceptance of a VECP, in whole or in part, will be by execution of a supplemental agreement modifying this contract and citing this clause. If agreement on price (see paragraph h below) is reserved for a later supplemental agreement, and if such agreement cannot be reached, the disagreement is subject to the Claims and Disputes clause of this contract, or another clause of the contract dealing with disputes.

2.	Until a VECP is accepted by contract modification, both parties must perform in accordance with the existing contract.

3.	The Contracting Officer’s decision to accept or reject all or any part of a VECP is final and not subject to the Claims and Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978.

h.	Sharing. If a VECP is accepted, the aviation supplier and the Postal Service shall negotiate their respective shares of the contract savings. The contract savings are calculated by subtracting the estimated cost of performing the contract with the VECP, Postal Service costs, and the allowable development and implementation costs from the estimated cost of performing the contract without the VECP. Profit is excluded when calculating contract savings.

i.	Data

1.	The aviation supplier may restrict the Postal Service’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

“These data, furnished under the Value Engineering Incentive clause of contract, may not be disclosed outside the Postal Service or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Postal Service’s right to use information contained in these data if it has been obtained or is otherwise available from the aviation supplier or from another source without limitation.”

2.	If a VECP is accepted, the aviation supplier hereby grants the Postal Service unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Postal Service will have the rights specified in the contract modification implementing the VECP and will appropriately mark the data.

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Clause 3-1: Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)

a.	All aviation suppliers, except small businesses, must submit a subcontracting plan that is specific to this contract and that separately addresses subcontracting with small, minority, and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. Lack of an approved plan may make the aviation supplier ineligible for award. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service aviation supplier or subcontractor calling for supplies or services required for performance of the contract or subcontract.

b.	The aviation supplier’s subcontracting plan must include the following:

1.	Goals, in terms of percentages of the total amount of this contract that the aviation supplier will endeavor to subcontract to small, minority, and woman-owned businesses. The aviation supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.

2.	A statement of the:

i.	Total dollars planned to be subcontracted under this contract; and

ii.	Total of that amount planned to be subcontracted to small, minority, and woman-owned businesses.

3.	A description of the principal types of supplies and services to be subcontracted under this contract, identifying the types planned for subcontracting to small, minority, and woman-owned businesses.

4.	A description of the method used to develop the subcontracting goals for this contract.

5.	A description of the method used to identify potential sources for solicitation purposes and a description of efforts the aviation supplier will make to ensure that small, minority, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

6.	A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority, and woman-owned businesses.

7.	The name of the individual employed by the aviation supplier who will administer the subcontracting program and a description of the individual’s duties.

8.	Assurances that the aviation supplier will require all subcontractors receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the aviation supplier.

9.	A description of the types of records the aviation supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following:

i.	Source lists, guides, and other data identifying small, minority, and woman-owned businesses;

ii.	Organizations contacted in an attempt to locate sources that are small, minority, and woman-owned businesses;

iii.	Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small, minority, or woman-owned businesses were solicited and if not, why not; and

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iv.	Records to support subcontract award data, including the name, address, and business size of each subcontractor.

c.	Reports. The aviation supplier must provide reports on subcontracting activity under this contract on a calendar-quarter basis. The report must be one of the types described in Clause 3-2, Participation of Small, Minority, and Woman-owned Businesses.

Clause 3-2: Participation of Small, Minority, and Woman-owned Businesses (March 2006)

a.	The policy of the Postal Service is to encourage the participation of small, minority, and woman-owned business in its purchases of supplies and services to the maximum extent practicable consistent with efficient contract performance. The aviation supplier agrees to follow the same policy in performing this contract.

b.	Subject to the agreement of the aviation supplier and the Postal Service, the aviation supplier will report subcontracting activity on one of the following bases:

1.	Showing the amount of money paid to subcontractors during the reporting period;

2.	Showing subcontracting activity that is allocable to this contract using generally accepted accounting practices; or

3.	A combination of the methods listed above.

c.	The aviation supplier will submit a report to the Contracting Officer within 15 calendar days after the end of each calendar-year quarter, describing all subcontract awards to small, minority, or woman-owned businesses. The Contracting Officer may require more frequent reports.

Clause 4-1: General Terms and Conditions (July 2007) (Tailored)

a.	Inspection and Acceptance. Not applicable

b.	Assignment. If this contract provides for payments aggregating $10,000 or more, claims for monies due or to become due from the Postal Service under it may be assigned to a bank, trust company, or other financing institution, including any federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any assignment or reassignment must cover all amounts payable and must not be made to more than one party, except that assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in financing this contract. No assignment or reassignment will be recognized as valid and binding upon the Postal Service unless a written notice of the assignment or reassignment, together with a true copy of the instrument of assignment, is filed with:

1.	The Contracting Officer;

2.	The surety or sureties upon any bond; and

3.	The office, if any, designated to make payment, and the Contracting Officer has acknowledged the assignment in writing.

4.	Assignment of this contract or any interest in this contract other than in accordance with the provisions of this clause will be grounds for termination of the contract for default at the option of the Postal Service.

c.	Changes

1.	The Contracting Officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:

i.	Drawings, designs, or specifications when supplies to be furnished are to be specially manufactured for the Postal Service in accordance with them;

ii.	Statement of work or description of services;

iii.	Method of shipment or packing;

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iv.	Places of delivery of supplies or performance of services;

v.	Delivery or performance schedule;

vi.	Postal Service furnished property or facilities.

2.	Changes pursuant to the Ordering Process and the Operating Period Volume Minimum sections in Part 1- Statement of Work are not applicable under this clause.

3.	Any other written or oral order (including direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change will be treated as a change order under this paragraph, provided that the aviation supplier gives the Contracting Officer written notice stating: (a) the date, circumstances, and source of the order and (b) that the aviation supplier regards the order as a change order.

4.	If any such change affects the cost of performance or the delivery schedule, the contract may be modified to effect an equitable adjustment.

5.	The aviation supplier’s claim for equitable adjustment must be asserted within 60 days of receiving a written change order, or on a date otherwise agreed to by the parties in writing. A later claim may be acted upon — but not after final payment under this contract — if the Contracting Officer decides that the facts justify such action.

6.	Failure to agree to any adjustment is a dispute under Clause B-9, Claims and Disputes.

d.	Reserved

e.	Reserved

f.	Reserved

g.	Invoices

The Postal Service intends to certify payment for services based, in part, upon collected scanned data. For services based upon scanned data, the aviation supplier need not submit an invoice for payment. Rather, payment will be automatically processed, on a weekly basis, based on the scan data. In addition, certain supplemental charges (including, but not limited to, charges related to minimum guaranteed volumes, surface transportation, and non-achievement of performance standards) may be assessed under the contract.

Any service requiring invoicing must meet the requirements specified herein. The aviation supplier shall submit an original invoice (or electronic invoice if authorized) to the Contracting Officer’s Representative. All invoices must be submitted within ninety (90) days from completion of the service or the applicable Operating Period to be eligible for payment. Invoices received after ninety (90) days from completion of the service or Operating Period will be subject to a 10% deduction or a deduction of $10,000, whichever is less, as a liquidated damage. The aviation supplier shall allow at least twenty-eight (28) calendar days before submitting a second invoice to the Postal Service for the same service.

To ensure prompt payment, an original paper invoice (or electronic invoice, if authorized) must contain:

1.	Aviation supplier’s name, remit to address (including ZIP+4), contact person and phone number;

2.	Unique invoice number and invoice date;

3.	Contract number;

4.	A description of the supplies or services and the dates delivered or performed;

5.	Points (air stops or facility) of shipment tender and delivery; if applicable;

6.	Quantity, unit of measure, unit price(s) and extension(s) of the items delivered; if applicable;

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7.	Payment terms, including any discounts offered;

8.	Name, title, and phone number of the person to be notified in the event of a defective invoice; and

9.	Any additional information required by the contract or specified by the Contracting Officer.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Further guidelines may be found in the Payment Processing and Reconciliation Process sections of Part I – Statement of Work.

h.	Patent Indemnity. The aviation supplier will indemnify the Postal Service and its officers, employees and agents against liability, including costs for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark, or copyright, arising out of the performance of this contract, provided the aviation supplier is reasonably notified of such claims and proceedings.

i.	Payment

Payment will only be made for:

1.	Items that have been properly scanned and delivered to the correct delivery destination Service Points set forth in this contract, and

2.	Other services and charges agreed upon by the parties.

The Postal Service will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and 5 CFR 1315. Payments under this contract may be made by the Postal Service either by electronic funds transfer or other method agreed upon by the parties.

j.	Risk of Loss. The Postal Service shall be liable for all third-party customer claims arising from or in connection with the loss, damage, or delay of any mail transported under this contract, except to the extent of any insurance proceeds received by the aviation supplier as a result of a catastrophic loss of an aircraft or other transport vehicle and attributable to Postal Service mail.

k.	Taxes. The contract price includes all applicable federal, state, and local taxes and duties except the applicable Federal excise tax on the transportation of property via air. The aviation supplier is required to report to the Postal Service on an annual basis (October 1), the portion of the rates listed in Attachment 10: Pricing that are subject to federal excise tax. The Postal Service shall hold harmless, save, and defend the aviation supplier from any demand or claim of, or on behalf of, the IRS or the United States based on the application of federal excise taxes applicable to the transportation services performed by the aviation supplier under this contract.

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l.	Termination on Notice.

1.	This contract does not contain a Termination for Convenience clause. In lieu of a Termination for Convenience, either party may terminate this contract without cause by providing advanced written notice to the non-terminating party and a termination fee as follows:

Advanced Notice Provided	Postal Service Termination Fee	Aviation Supplier Termination Fee
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

2.	The terminating party must pay the termination fee corresponding to the advanced written notice within ninety (90) of the written notice of termination.

3.	If the aviation supplier terminates the contract under this provision, the aviation supplier guarantees to provide the Postal Service a daily average capacity through the effective date of the termination of not less than the daily average capacity offered in the two most recently completed Operating Periods prior to the date of the receipt of the notice of termination, or, if two Operating Periods have not been completed when the notice of termination is received, the daily average capacity offered shall be at least equal to the average daily capacity transported prior to the receipt of the written notice of termination.

4.	Either party’s termination under this provision shall not prejudice the aviation supplier’s right to payment for services rendered, but neither party shall be liable to the other for any other damages, fees, or payment except for the termination fee above.

5.	This clause does not apply to changes in service resulting from the Postal Service changing from six (6) days to less than six (6) days of delivery per week. If such a scenario should occur, refer to the Frequency Adjustment clause of this contract.

m.	Termination for Default. The Postal Service may terminate this contract, or any part hereof, for default if the aviation supplier fails to cure such default within thirty (30) days of being advised in writing of such by the Postal Service, or if the aviation supplier fails to provide the Postal Service, upon request, with adequate assurances of future performance. In the event of termination for default, the Postal Service will not be liable to the aviation supplier for any amount for supplies or services not provided, and the Postal Service shall have any and all rights and remedies provided by law, including the right to assess reasonable excess re-procurement costs. The Postal Service may withhold payment otherwise due the aviation supplier for services already performed in order to protect its interest in recouping excess re-procurement costs, and will promptly determine such costs so as to mitigate damage to the aviation supplier.

n.	Title. Not applicable

o.	Warranty. The aviation supplier warrants and represents that the services delivered under this contract shall be in accordance with the requirements and performance standards set forth in the contract. With respect to services for which performance standards are set forth in the contract, the Postal Service’s exclusive remedy (other than termination for default) shall be price adjustments as provided in this contract. With respect to all other services, the Postal Service’s exclusive remedy (other than termination for default) shall be for the aviation supplier to promptly correct, replace, or otherwise cure such performance at no cost to the Postal Service.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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p.	Limitation of Liability. Except as otherwise provided by an express or implied warranty, the supplier will not be liable to the Postal Service for consequential damages resulting from any defect or deficiencies in accepted items or services.

q.	Other Compliance Requirements. The aviation supplier will comply with all applicable Federal, State, and local laws, executive orders, rules and regulations applicable to its performance under this contract.

r.	Order of Precedence. Any inconsistencies in this solicitation or contract will be resolved by giving precedence in the following order:

1.	Contract clauses;

2.	Statement of Work;

3.	Attachments to the Statement of Work;

4.	Solicitation provisions

5.	Form 8203;

6.	Other documents and attachments associated with the contract.

s.	Incorporation by Reference. Not applicable

t.	Shipping. Not applicable

Clause 4-2: Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)

a.	Incorporation by Reference. Not applicable

b.	Examination of Records.

1.	Records. “Records” includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

2.	Examination of Costs. If this is a cost-type contract, the aviation supplier must maintain, and the Postal Service will have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination includes inspection at all reasonable times of the aviation supplier’s plants, or parts of them, engaged in the performance of this contract.

3.	Cost or Pricing Data. If the aviation supplier is required to submit cost or pricing data in connection with any pricing action relating to this contract, the Postal Service, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, will have the right to examine and audit all of the aviation supplier’s records, including computations and projections directly, related to:

a.	The proposal for the contract, subcontract, or modification;

b.	Pricing of the contract, subcontract, or modification; or

c.	Performance of the contract, subcontract or modification.

4.	Reports. If the aviation supplier is required to furnish cost, funding or performance reports, the Contracting Officer or any authorized representative of the Postal Service will have the right to examine and audit the supporting records and materials, for the purposes of evaluating:

a.	The effectiveness of the aviation supplier’s policies and procedures to produce data compatible with the objectives of these reports; and

b.	The data reported.

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5.	Availability. The aviation supplier must maintain and make available at its office at all reasonable times the records, materials, and other evidence described in (b)(1)-(4) of this clause, for examination, audit, or reproduction, until three years after final payment under this contract or any longer period required by statute or other clauses in this contract. In addition:

a.	If this contract is completely or partially terminated, the aviation supplier must make available the records related to the work terminated until three years after any resulting final termination settlement; and

b.	The aviation supplier must make available records relating to appeals under the claims and disputes clause or to litigation or the settlement of claims arising under or related to this contract. Such records must be made available until such appeals, litigation or claims are finally resolved.

Clause 4-7: Records Ownership (March 2006)

Notwithstanding any state law providing for retention of rights in the records, the aviation supplier agrees that the Postal Service may, at its option, demand and take without additional compensation all records relating to the services provided under this agreement. The aviation supplier must turn over all such records upon request but may retain copies of documents produced by the aviation supplier.

Clause 6-1: Contracting Officer’s Representative (March 2006)

The Contracting Officer will appoint a Contracting Officer’s representative (COR), responsible for the day-to-day administration of the contract, who will serve as the Postal Service’s point of contact with the aviation supplier on all routine matters. A copy of the notice of appointment defining the COR’s authority will be furnished to the aviation supplier upon award of the contract.

a.	The COR may be changed at any time by the Postal Service without prior notice to the aviation supplier, but notification of the change, including the name and address of the successor COR, will be promptly provided to the aviation supplier by the Contracting Officer in writing.

b.	The responsibilities and limitations of the COR are as follows:

1.	The COR is responsible for the operational and administrative aspects of the contract and technical liaison with the aviation supplier. The COR is responsible also for the final inspection and acceptance of aviation supplier performance and submitted reports and has other responsibilities as specified by the contract.

2.	The COR is not authorized to make any commitments or otherwise obligate the Postal Service or authorize any changes affecting the contract price, terms, or conditions. Any aviation supplier request for changes must be referred to the Contracting Officer directly or through the COR. No such changes may be made without the Contracting Officer’s express prior authorization.

3.	The COR may place orders for the aviation supplier to transport and process mail in accordance with the provisions of the contract at the agreed-upon rate only.

Clause 9-1: Convict Labor (March 2006)

In connection with the work under this contract, the aviation supplier agrees not to employ any person undergoing sentence of imprisonment, except as provided by E.O. 11755, December 28, 1973, as amended and 18 USC 3621 and 3622.

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Clause 9-2: Contract Work Hours and Safety Standards Act—Overtime Compensation (March 2006)

a.	No aviation supplier or subcontractor contracting for any part of the contract work may require or permit any laborer or mechanic to work more than 40 hours in any workweek on work subject to the provisions of the Contract Work Hours and Safety Standards Act, unless the laborer or mechanic receives compensation at a rate not less than one-and-one-half times the laborer’s or mechanic’s basic rate of pay for all such hours worked in excess of 40 hours.

b.	Violation, Liability for Unpaid Wages, and Liquidated Damages. In the event of any violation of paragraph a above, the aviation supplier and any subcontractor responsible for the violation are liable to any affected employee for unpaid wages. The aviation supplier and subcontractor are also liable to the Postal Service for liquidated damages, which will be computed for each laborer or mechanic at $10 for each day on which the employee was required or permitted to work in violation of paragraph a above.

c.	Withholding for Unpaid Wages and Liquidated Damages. The Contracting Officer may withhold from the aviation supplier, from any moneys payable to the aviation supplier or subcontractor under this or any other contract with the same aviation supplier, or any other federally assisted contract subject to the Contract Work Hours and Safety Standards Act held by the same aviation supplier, sums as may administratively be determined necessary to satisfy any liabilities of the aviation supplier or subcontractor for unpaid wages and liquidated damages pursuant to paragraph b above.

d.	Records. The aviation supplier or subcontractor must maintain for 3 years from the completion of the contract for each laborer and mechanic (including watchmen and guards) working on the contract payroll records which contain the name, address, social security number, and classification(s) of each such employee, hourly rates of wages paid, number of daily and weekly hours worked, deductions made, and actual wages paid. The aviation supplier or subcontractor must make these records available for inspection, copying, or transcription by authorized representatives of the Contracting Officer and the Department of Labor, and must permit such representatives to interview employees during working hours on the job. (The Department of Labor information collection and record keeping requirements in this paragraph d have been approved by the Office of Management and Budget under OMB control numbers 1215-0140 and 1215-0017.)

e.	Subcontracts. The aviation supplier must insert paragraphs a through d of this clause in all subcontracts, and must require their inclusion in all subcontracts at any tier.

Clause 9-7: Equal Opportunity (March 2006) (Tailored)

During the performance of this contract, the contractor agrees as follows:

1.	The contractor may not discriminate against employees or applicants for employment because of race, color, religion, sex, or national origin. The contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Contracting Officer setting forth the provisions of this nondiscrimination clause.

2.	The contractor, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

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3.	The contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice, provided by the agency Contracting Officer, advising the labor union or workers’ representative of the contractor’s commitments under section 202 of Executive Order 11246 of September 24, 1965, and must post copies of the notice in conspicuous places available to employees and applicants for employment.

4.	The contractor will comply with all provisions of Executive Order (EO) 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.

5.	The contractor will furnish all information and reports required by Executive Order, 11246 of September 24, 1964, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

6.	In the event of the contractor’s non-compliance with the non-discrimination clauses of this contract or with any of such rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

7.	The contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order under this contract unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions including sanctions for noncompliance, provided, however, that in the event the contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interest of the United States.

Clause 9-9: Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)

The aviation supplier may not enter into a first-tier subcontract for an estimated or actual amount of $1 million or more without obtaining in writing from the Contracting Officer a clearance that the proposed subcontractor is in compliance with equal opportunity requirements and therefore eligible for award.

Clause 9-10: Service Contract Act (March 2006)

a.	This contract is subject to the Service Contract Act of 1965, as amended (41 U.S.C. 351 et seq.), and to the following provisions and all other applicable provisions of the Act and regulations of the Secretary of Labor issued under the Act (29 CFR Part 4).

b.

1)	Each service employee employed in the performance of this contract by the aviation supplier or any subcontractor must be: a) paid not less than the minimum monetary wages and b) furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor or an authorized representative, as specified in any wage determination attached to this contract.

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2)

a)	If a wage determination is attached to this contract, the Contracting Officer must require that any class of service employees not listed in it and to be employed under the contract (that is, the work to be performed is not performed by any classification listed in the wage determination) be classified by the aviation supplier so as to provide a reasonable relationship (that is, appropriate level of skill comparison) between the unlisted classifications and the classifications in the wage determination. The conformed class of employees must be paid the monetary wages and furnished the fringe benefits determined under this clause. (The information collection requirements contained in this paragraph b have been approved by the Office of Management and Budget under OMB control number 1215-0150.)

b)	The conforming procedure must be initiated by the aviation supplier before the performance of contract work by the unlisted class of employees. A written report of the proposed conforming action, including information regarding the agreement or disagreement of the authorized representative of the employees involved or, if there is no authorized representative, the employees themselves, must be submitted by the aviation supplier to the Contracting Officer no later than 30 days after the unlisted class of employees performs any contract work. The Contracting Officer must review the proposed action and promptly submit a report of it, together with the agency’s recommendation and all pertinent information, including the position of the aviation supplier and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. Within 30 days of receipt, the Wage and Hour Division will approve, modify, or disapprove the action, render a final determination in the event of disagreement, or notify the Contracting Officer that additional time is necessary.

c)	The final determination of the conformance action by the Wage and Hour Division will be transmitted to the Contracting Officer, who must promptly notify the aviation supplier of the action taken. The aviation supplier must give each affected employee a written copy of this determination, or it must be posted as a part of the wage determination.

d)

i.	The process of establishing wage and fringe benefit rates bearing a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from determination to determination, depending on the circumstances. Standard wage and salary administration practices ranking various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon. Guidance may also be obtained from the way various jobs are rated under federal pay systems (Federal Wage Board Pay System and the General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of conformable wage rates is the concept that a pay relationship should be maintained between job classifications on the basis of the skill required and the duties performed.

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ii.	If a contract is modified or extended or an option is exercised, or if a contract succeeds a contract under which the classification in question was previously conformed pursuant to this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (that is, adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase change in the wages and fringe benefits specified for all classifications to be used on the contract that are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. If these conforming actions are accomplished before the performance of contract work by the unlisted class of employees, the aviation supplier must advise the Contracting Officer of the action taken, but the other procedures in b.2(c) above need not be followed.

iii.	No employee engaged in performing work on this contract may be paid less than the currently applicable minimum wage specified under section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

e)	The wage rate and fringe benefits finally determined pursuant to b.2(a) and (b) above must be paid to all employees performing in the classification from the first day on which contract work is performed by them in the classification. Failure to pay unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and Hour Division retroactive to the date the class of employees began contract work is a violation of the Service Contract Act and this contract.

f)	Upon discovery of failure to comply with b.2(a) through (e) above, the Wage and Hour Division will make a final determination of conformed classification, wage rate, and / or fringe benefits that will be retroactive to the date the class of employees commenced contract work.

3)	If, as authorized pursuant to section 4(d) of the Service Contract Act, the term of this contract is more than one year, the minimum monetary wages and fringe benefits required to be paid or furnished to service employees will be subject to adjustment after one year and not less often than once every two years, pursuant to wage determinations to be issued by the Wage and Hour Division, Employment Standards Administration of the Department of Labor.

c.	The aviation supplier or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined conformably to it by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential payments in cash in accordance with the applicable rules set forth in Subpart D of 29 CFR Part 4, and not otherwise.

d.

1)	In the absence of a minimum-wage attachment for this contract, neither the aviation supplier nor any subcontractor under this contract may pay any person performing work under the contract (regardless of whether they are service employees) less than the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of 1938. Nothing in this provision relieves the aviation supplier or any subcontractor of any other obligation under law or contract for the payment of a higher wage to any employee.

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2)

a)	If this contract succeeds a contract subject to the Service Contract Act, under which substantially the same services were furnished in the same locality, and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of a minimum wage attachment for this contract setting forth collectively bargained wage rates and fringe benefits, neither the aviation supplier nor any subcontractor under this contract may pay any service employee performing any of the contract work (regardless of whether or not the employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in the agreement, to which the employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under the agreement.

b)	No aviation supplier or subcontractor under this contract may be relieved of the foregoing obligation unless the limitations of section 4.1(b) of 29 CFR Part 4 apply or unless the Secretary of Labor or an authorized representative finds, after a hearing as provided in section 4.10 of 29 CFR Part 4, that the wages and/or fringe benefits provided for in the agreement vary substantially from those prevailing for services of a similar character in the locality, or determines, as provided in section 4.11 of 29 CFR Part 4, that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations.

c)	If it is found in accordance with the review procedures in 29 CFR 4.10 and/or 4.11 and Parts 6 and 8 that wages and/or fringe benefits in a predecessor aviation supplier’s collective bargaining agreement vary substantially from those prevailing for services of a similar character in the locality, and/or that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits. This determination will be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law Judge, or the Board of Service Contract Appeals, as the case may be, irrespective of whether its issuance occurs before or after award (53 Comp. Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, it will be effective as of the date of the final administrative decision.

e.	The aviation supplier and any subcontractor under this contract must notify each service employee starting work on the contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to the contract, or must post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH 1313) must be posted in a prominent and accessible place at the worksite. Failure to comply with this requirement is a violation of section 2(a)(4) of the Act and of this contract. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

f.	The aviation supplier or subcontractor may not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the aviation supplier or subcontractor that are unsanitary or hazardous or dangerous to the health or safety of service employees engaged to furnish these services, and the aviation supplier or subcontractor must comply with the safety and health standards applied under 29 CFR Part 1925.

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g.

1)	The aviation supplier and each subcontractor performing work subject to the Act must maintain for 3 years from the completion of the work records containing the information specified in (a) through (f) following for each employee subject to the Service Contract Act and must make them available for inspection and transcription by authorized representatives of the Wage and Hour Division, Employment Standards Administration of the U.S. Department of Labor (approved by the Office of Management and Budget under OMB control numbers 1215-0017 and 1215-0150):

a)	Name, address, and social security number of each employee.

b)	The correct work classification, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of fringe benefit payments in lieu thereof, and total daily and weekly compensation of each employee.

c)	The number of daily and weekly hours so worked by each employee.

d)	Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee.

e)	A list of monetary wages and fringe benefits for those classes of service employees not included in the wage determination attached to this contract but for whom wage rates or fringe benefits have been determined by the interested parties or by the Administrator or authorized representative pursuant to paragraph b above. A copy of the report required by b.2(b) above is such a list.

f)	Any list of the predecessor aviation supplier’s employees furnished to the aviation supplier pursuant to section 4.6(1)(2) of 29 CFR Part 4.

2)	The aviation supplier must also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division.

3)	Failure to make and maintain or to make available the records specified in this paragraph g for inspection and transcription is a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification of the aviation supplier, must take action to suspend any further payment or advance of funds until the violation ceases.

4)	The aviation supplier must permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the worksite during normal working hours.

h.	The aviation supplier must unconditionally pay to each employee subject to the Service Contract Act all wages due free and clear and without subsequent deduction (except as otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account. Payments must be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under the Act may not be of any duration longer than semimonthly.

i.

The Contracting Officer must withhold or cause to be withheld from the Postal Service aviation supplier under this or any other contract with the aviation supplier such sums as an appropriate official of the Department of Labor requests or the Contracting Officer decides may be necessary to pay underpaid employees employed by the aviation supplier or subcontractor. In the event of failure to pay employees subject to the Act wages or fringe benefits due under the Act, the Postal Service may, after authorization or by direction of the Department of Labor and written notification to the aviation supplier, suspend any further

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payment or advance of funds until the violations cease. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In this event, the Postal Service may enter into other contracts or arrangements for completion of the work, charging the aviation supplier in default with any additional cost.

j.	The aviation supplier agrees to insert this clause in all subcontracts subject to the Act. The term “aviation supplier,” as used in this clause in any subcontract, is deemed to refer to the subcontractor, except in the term “aviation supplier.”

k.	Service employee means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as those terms are defined in Part 541 of Title 29, Code of Federal Regulations, as of July 30, 1976, and any subsequent revision of those regulations. The term includes all such persons regardless of any contractual relationship that may be alleged to exist between an aviation supplier or subcontractor and them.

l.

1)	If wages to be paid or fringe benefits to be furnished service employees employed by the aviation supplier or a subcontractor under the contract are provided for in a collective bargaining agreement that is or will be effective during any period in which the contract is being performed, the aviation supplier must report this fact to the Contracting Officer, together with full information as to the application and accrual of these wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and furnish a copy of the agreement. The report must be made upon starting performance of the contract, in the case of collective bargaining agreements effective at the time. In the case of agreements or provisions or amendments thereof effective at a later time during the period of contract performance, they must be reported promptly after their negotiation. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

2)	Not less than 10 days before completion of any contract being performed at a Postal facility where service employees may be retained in the performance of a succeeding contract and subject to a wage determination containing vacation or other benefit provisions based upon length of service with a aviation supplier (predecessor) or successor (section 4.173 of Regulations, 29 CFR Part 4), the incumbent aviation supplier must furnish to the Contracting Officer a certified list of the names of all service employees on the aviation supplier’s or subcontractor’s payroll during the last month of contract performance. The list must also contain anniversary dates of employment on the contract, either with the current or predecessor aviation suppliers of each such service employee. The Contracting Officer must turn over this list to the successor aviation supplier at the commencement of the succeeding contract. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

m.	Rulings and interpretations of the Service Contract Act of 1965, as amended, are contained in Regulations, 29 CFR Part 4.

n.

1)	By entering into this contract, the aviation supplier and its officials certify that neither they nor any person or firm with a substantial interest in the aviation supplier’s firm are ineligible to be awarded government contracts by virtue of the sanctions imposed pursuant to section 5 of the Act.

2)	No part of this contract may be subcontracted to any person or firm ineligible for award of a government contract pursuant to section 5 of the Act.

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3)	The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

o.	Notwithstanding any of the other provisions of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions, which the Secretary of Labor, pursuant to section 4(b) of the Act before its amendment by Public Law 92-473, found to be necessary and proper in the public interest or to avoid serious impairment of the conduct of government business:

1)	Apprentices, student-learners, and workers whose earning capacity is impaired by age, or physical or mental deficiency or injury may be employed at wages lower than the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Service Contract Act without diminishing any fringe benefits or cash payments in lieu thereof required under section 2(a)(2) of the Act, in accordance with the conditions and procedures prescribed for the employment of apprentices, student-learners, handicapped persons, and handicapped clients of sheltered workshops under section 14 of the Fair Labor Standards Act of 1938, in the regulations issued by the Administrator (29 CFR Parts 520, 521, 524, and 525).

2)	The Administrator will issue certificates under the Service Contract Act for the employment of apprentices, student-learners, handicapped persons, or handicapped clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two Acts, authorizing appropriate rates of minimum wages (but without changing requirements concerning fringe benefits or supplementary cash payments in lieu thereof), applying procedures prescribed by the applicable regulations issued under the Fair Labor Standards Act of 1938 (29 CFR Parts 520, 521, 524, and 525).

3)	The Administrator will also withdraw, annul, or cancel such certificates in accordance with the regulations in Parts 525 and 528 of Title 29 of the Code of Federal Regulations.

p.	Apprentices will be permitted to work at less than the predetermined rate for the work they perform when they are employed and individually registered in a bona fide apprenticeship program registered with a State Apprenticeship Agency recognized by the U.S. Department of Labor, or if no such recognized agency exists in a state, under a program registered with the Bureau of Apprenticeship and Training, Employment and Training Administration, U.S. Department of Labor. Any employee not registered as an apprentice in an approved program must be paid the wage rate and fringe benefits contained in the applicable wage determination for the journeyman classification of work actually performed. The wage rates paid apprentices may not be less than the wage rate for their level of progress set forth in the registered program, expressed as the appropriate percentage of the journeyman’s rate contained in the applicable wage determination. The allowable ratio of apprentices to journeymen employed on the contract work in any craft classification may not be greater than the ratio permitted to the aviation supplier for its entire workforce under the registered program.

q.	An employee engaged in an occupation in which he or she customarily and regularly receives more than $30 a month tips may have the amount of tips credited by the employer against the minimum wage required by section 2(a)(1) or section 2(b)(1) of the Act in accordance with section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the amount of this credit may not exceed $1.24 per hour beginning January 1, 1980, and $1.34 per hour after December 31, 1980. To utilize this proviso:

1)	The employer must inform tipped employees about this tip credit allowance before the credit is utilized;

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2)	The employees must be allowed to retain all tips (individually or through a pooling arrangement and regardless of whether the employer elects to take a credit for tips received);

3)	The employer must be able to show by records that the employee receives at least the applicable Service Contract Act minimum wage through the combination of direct wages and tip credit (approved by the Office of Management and Budget under OMB control number 1214-0017); and

4)	The use of tip credit must have been permitted under any predecessor collective bargaining agreement applicable by virtue of section 4(c) of the Act.

r.	Disputes arising out of the labor standards provisions of this contract are not subject to the Claims and Disputes clause but must be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR Parts 4, 6, and 8. Disputes within the meaning of this clause include disputes between the aviation supplier (or any of its subcontractors) and the Postal Service, the U.S. Department of Labor, or the employees or their representatives.

Clause 9-12: Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2010)

a.	The aviation supplier warrants that the contract prices do not include allowance for any contingency to cover increased costs for which adjustment is provided under this clause.

b.	The minimum prevailing wage determination, including fringe benefits, issued under the Service Contract Act of 1965 by the Department of Labor (DOL), current at least every two years after the original award date, current at the beginning of any option or renewal period, or in the case of a significant change in labor requirements, applies to this contract and any exercise of an option or renewal of this contract. When no such determination has been made as applied to this contract, the minimum wage established in accordance with the Fair Labor Standards Act applies to any exercise of an option or renewal of this contract.

c.	When, as a result of the determination of minimum prevailing wages and fringe benefits applicable (1) every two years after original award date, (2) at the beginning of any option or renewal period, or (3) in the case of a significant change in labor requirements, an increased or decreased wage determination is applied to this contract, or when as a result of any amendment to the Fair Labor Standards Act enacted after award that affects minimum wage, and whenever such a determination becomes applicable to this contract under law, the aviation supplier increases or decreases wages or fringe benefits of employees working on the contract to comply, the aviation supplier and the Contracting Officer will negotiate whether and to what extent either party will absorb the costs of the wage change. Any resulting change in contract price is limited to increases or decreases in wages or fringe benefits, and the concomitant increases or decreases in Social Security, unemployment taxes, and workers’ compensation insurance, but may not otherwise include any amount for general and administrative costs, overhead, or profit.

d.	The aviation supplier or Contracting Officer may request a contract price adjustment within 30 days of the effective date of a wage change. If a request for contract price adjustment has been made, and the parties have not reached an agreement within thirty days of that request, the Contracting Officer should issue a unilateral change order in the amount considered to be a fair and equitable adjustment. The aviation supplier may then either accept the amount, or the aviation supplier may file a claim under Clause B-9: Claims and Disputes unless the Contracting Officer and aviation supplier extend this period in writing. Upon agreement of the parties, the contract price or unit price labor rates will be modified in writing. Pending agreement on or determination of any such adjustment and its effective date, the aviation supplier must continue performance.

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e.	The Contracting Officer or the Contracting Officer’s authorized representative must, for 3 years after final payment under the contract, be given access to and the right to examine any directly pertinent books, papers, and records of the aviation supplier.

Clause 9-13: Affirmative Action for Workers with Disabilities (March 2006) (Tailored)

a.	The contractor will not discriminate against any employee or applicant for employment because of physical or mental disability in regard to any position for which the employee or applicant for employment is qualified. The contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified individuals with disabilities without discrimination based on their physical or mental disability in all employment practices, including the following:

1.	Recruitment, advertising, and job application procedures;

2.	Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring

3.	Rates of pay or any other form of compensation and changes in compensation

4.	Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists

5.	Leaves of absence, sick leave, or any other leave

6.	Fringe benefits available by virtue of employment, whether or not administered by the contractor

7.	Selection and financial support for training, including apprenticeship, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training

8.	Activities sponsored by the contractor including social or recreational programs; and

9.	Any other term, condition, or privilege of employment.

b.	The contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.

c.	In the event of the contractor’s noncompliance with the requirements, actions for noncompliance may be taken in accordance with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the act.

d.	The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for Federal Contract Compliance Programs, provided by or through the Contracting Officer. Such notices shall state the rights of applicants and employees as well as the contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants with disabilities. The contractor must ensure that applicants and employees with disabilities are informed of the contents of the notice (e.g., the contractor may have the notice read to a visually disabled individual, or may lower the posted notice so that it might be read by a person in a wheelchair).

e.	The contractor will notify each labor organization or representative of workers with which it has a collective bargaining agreement or other understanding that the contractor is bound by the terms of section 503 of the Rehabilitation Act of 1973, as amended, and is committed to take affirmative action to employ and advance in employment individuals with physical or mental disabilities.

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f.	The contractor must include the provisions of this clause in every subcontract or purchase order in excess of $10,000, unless exempted by the rules, regulations, or orders of the Secretary issued pursuant to section 503 of the Act, as amended, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as the Deputy Assistant Secretary for Federal Contract Compliance Programs may direct to enforce such provisions, including action for noncompliance.

Clause 9-14: Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)

a.	The contractor will not discriminate against any employee or applicant for employment because he or she is a disabled veteran, recently separated veteran, other protected veteran, or Armed Forces service medal veteran in regard to any position for which the employee or applicant for employment is qualified. The contractor agrees to take affirmative action to employ, advance in employment and otherwise treat qualified individuals without discrimination based on their status as a disabled veteran, recently separated veteran, other protected veteran, or Armed Forces service medal veteran in all employment practices, including the following:

1.	Recruitment, advertising, and job application procedures;

2.	Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring;

3.	Rates of pay or any other form of compensation and changes in compensation;

4.	Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists;

5.	Leaves of absence, sick leave, or any other leave;

6.	Fringe benefits available by virtue of employment, whether or not administered by the contractor;

7.	Selection and financial support for training, including apprenticeship, and on-the-job training under 38 U.S.C. 3687, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training;

8.	Activities sponsored by the contractor including social or recreational programs; and

9.	Any other term, condition, or privilege of employment.

b.	The contractor agrees to immediately list all employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of the contractor other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, with the appropriate employment service delivery system where the opening occurs. Listing employment openings with the state workforce agency job bank or with the local employment service delivery system where the opening occurs will satisfy the requirement to list jobs with the appropriate employment service delivery system.

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c.	Listing of employment openings with the appropriate employment service delivery system pursuant to this clause shall be made at least concurrently with the use of any other recruitment source or effort and shall involve the normal obligations which attach to the placing of a bona fide job order, including the acceptance of referrals of veterans and nonveterans. The listing of employment openings does not require the hiring of any particular job applicants or from any particular group of job applicants, and nothing herein is intended to relieve the contractor from any requirements in Executive orders or regulations regarding nondiscrimination in employment.

d.	Whenever a contractor, other than a state or local governmental contractor, becomes contractually bound to the listing provisions in paragraphs 2 and 3 of this clause, it shall advise the state workforce agency in each state where it has establishments of the name and location of each hiring location in the state. As long as the contractor is contractually bound to these provisions and has so advised the state agency, there is no need to advise the state agency of subsequent contracts. The contractor may advise the state agency when it is no longer bound by this contract clause.

e.	The provisions of paragraphs 2 and 3 of this clause do not apply to the listing of employment openings which occur and are filled outside of the 50 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, the Commonwealth of the Northern Mariana Islands, Wake Island, and the Trust Territories of the Pacific Islands.

f.	As used in this clause:

1.	All employment openings includes all positions except executive and senior management, those positions that will be filled from within the contractor’s organization, and positions lasting three days or less. This term includes full-time employment, temporary employment of more than three days’ duration, and part-time employment.

2.	Executive and senior management means: (1) Any employee (a) compensated on a salary basis at a rate of not less than $455 per week (or $380 per week, if employed in American Samoa by employers other than the Federal Government), exclusive of board, lodging or other facilities; (b) whose primary duty is management of the enterprise in which the employee is employed or of a customarily recognized department or subdivision thereof; (c) who customarily and regularly directs the work of two or more other employees; and (d) who has the authority to hire or fire other employees or whose suggestions and recommendations as to the hiring, firing, advancement, promotion or any other change of status of other employees are given particular weight; or (2) any employee who owns at least a bona fide 20-percent equity interest in the enterprise in which the employee is employed, regardless of whether the business is a corporate or other type of organization, and who is actively engaged in its management.

3.	Positions that will be filled from within the contractor’s organization means employment openings for which no consideration will be given to persons outside the contractor’s organization (including any affiliates, subsidiaries, and parent companies) and includes any openings which the contractor proposes to fill from regularly established “recall” lists. The exception does not apply to a particular opening once an employer decides to consider applicants outside of his or her own organization.

g.	The contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.

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h.	In the event of the contractor’s noncompliance with the requirements of this clause, actions for noncompliance may be taken in accordance with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.

i.	The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for Federal Contract Compliance, provided by or through the Contracting Officer. Such notices shall state the rights of applicants and employees as well as the contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants who are disabled veterans, recently separated veterans, other protected veterans, or Armed Forces service medal veterans. The contractor must ensure that applicants or employees who are disabled veterans are informed of the contents of the notice (e.g., the contractor may have the notice read to a visually disabled individual, or may lower the posted notice so that it might be read by a person in a wheelchair).

j.	The contractor will notify each labor organization or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the contractor is bound by the terms of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as amended, and is committed to take affirmative action to employ and advance in employment qualified disabled veterans, recently separated veterans, other protected veterans, and Armed Forces service medal veterans.

k.	The contractor will include the provisions of this clause in every subcontract or purchase order of $100,000 or more, unless exempted by the rules, regulations, or orders of the Secretary issued pursuant to the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as amended, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as the Deputy Assistant Secretary for Federal Contract Compliance may direct to enforce such provisions, including action for noncompliance.

Contract Term

The contract base period of performance will be October 1, 2013, through September 30, 2020, with two, five year renewal periods to be exercised by mutual agreement of the parties. The Night Network will begin operation on September 30, 2013; the Day Network will begin operation on October 1, 2013.

Renewal Process

[ * ]

Amendments or Modifications

In order to be binding upon the Postal Service or the aviation supplier, any amendment or modification of this Contract must be in writing signed by the Contracting Officer on behalf of the Postal Service and an officer of the aviation supplier authorized to bind the company.

Assignment

Neither Party shall, directly or indirectly (whether by succession, merger, or otherwise) assign, delegate, novate, or otherwise transfer this Contract or any of its rights or obligations hereunder, without the prior written approval of the other. However, the aviation supplier may assign this contract to any of its internal business affiliates upon written notice to the Postal Service.

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Bankruptcy

In the event the aviation supplier enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the aviation supplier will furnish, by certified mail, written notification of the bankruptcy to the Contracting Officer responsible for administering the contract. The notification must be furnished within five days of the initiation of the bankruptcy proceedings. The notification must include the date on which the bankruptcy petition was filed, the court in which the petition was filed, and a list of Postal Service contracts and Contracting Officers for all Postal Service contracts for which final payment has not yet been made. This obligation remains in effect until final payment under this contract.

Confidentiality

a.	During the term of this contract and until the earlier of five (5) years after such termination or until such time as the information is no longer confidential as described below, each party shall treat as confidential and appropriately safeguard and shall not use for the benefit of any person or corporation other than the other party:

1.	Written information identified in writing as confidential or oral information promptly confirmed in writing as being confidential;

2.	Written information or oral information disclosed by the parties during the negotiation of this contract and written information or oral information promptly confirmed in writing as confidential pertaining to a party’s pricing, business or assets which is received at any time from a party that is identified in writing; or

3.	Any information or knowledge concerning the methods of operation, promotion, sale, or distribution used by a party which may be communicated to the other party or which a party may otherwise acquire by virtue of its performance of this Agreement.

b.	Notwithstanding the provisions of subparagraphs 1 through 3, above, neither party shall be required to obtain prior written approval before providing information regarding this contract:

1.	To Members of Congress serving on a committee or subcommittee with oversight responsibility of the Postal Service;

2.	In response to legal process or otherwise required by law;

3.	In response to a request from the Department of Justice Antitrust Division attorneys or economists in pursuit of a non-public investigation; or

4.	In response to requests submitted to the Postal Service under the Freedom of Information Act. In this regard, the Postal Service shall follow the procedures promulgated at 39 CFR Section 265.8.

c.	Information shall not be considered confidential if it is:

1.	Generally known to the trade or public;

2.	Rightfully possessed by a party prior to the effective date of this contract;

3.	Received by a party from a third party which rightfully possesses it;

4.	Independently developed by the other party; or

5.	Releasable pursuant to Postal Service regulations addressing how information is maintained by the Postal Service.

Entire Agreement

This Contract, together with all Attachments, constitutes the entire agreement and understanding between the Parties in connection with the subject matter described, and supersedes and cancels all previous negotiations, commitments, and writings related to the subject matter.

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Force Majeure

Both the Postal Service and the aviation supplier shall be excused from their obligations for volume guarantees or service performance, respectively, under this Contract, and neither Party shall be liable to the other or any other person or entity for loss, damage, delay, mis-delivery or non-delivery of shipments transported pursuant to this Contract, resulting in whole or in part from any of the following:

a.	When there occurs a State or Federal government-declared State of Emergency and / or instructions by a government agency that has actual or apparent powers or authority (including, but not limited to, the Federal Aviation Administration (FAA) or the Transportation Security Administration (TSA)) to order airport closures or limitations on airport activity;

b.	When the failure to meet contractual obligations results in whole or in part from public enemies, terrorist acts, criminal acts of any person or entity, public authorities acting with actual or apparent authority (including U.S. Postal Inspectors), civil commotion, hazards incident to a state of war, national disruptions in transportation networks or operations (of any mode) of the aviation supplier, Postal Service, or any other entity, strikes, natural disasters, or disruption or failure of third-party communication and information systems; or

c.	When there exist any conditions that present a danger to each Party’s personnel.

d.	In every case the failure to perform must be beyond the control and without the fault or negligence of the party claiming that its performance is excused. Each Party is required to continue and attempt to recommence performance to the greatest extent possible without delay.

It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force Majeure event has taken place within twenty-four (24) hours of the event. The party declaring the Force Majeure event must document the circumstances of the event in writing to the Contracting Officer, who will review the information with the Manager, Air Transportation Operations, and relevant aviation supplier officials. In the absence of a formal request for relief under this clause, all appropriate volume guarantees and performance standards will remain in force. Except for the calculation of the service levels, nothing in this section shall relieve or excuse the aviation supplier of its service obligations. Subsequent to a Force Majeure event being declared, the declaring party must provide reasonable, written documentation with sufficient detail to support the declaration.

If, as a result of the occurrence of one of the foregoing events, the aviation supplier is excused from performance, and the Postal Service is excused from meeting its minimum volume commitment for the identified period, the Parties will meet to agree upon the pro-rata adjustments to be made.

On days where mail volume is withdrawn, withheld, or not transported under this provision, the minimum volume commitment for the identified period will be reduced for that period by the amount of that volume.

Frequency Adjustment

If, during the term of this contract, the Postal Service decides to reduce, in whole or in part, the number of delivery days, for any mail type it provides, to fewer than six (6) per week, the Postal Service reserves the right to effectuate a change in delivery days by adjusting the Statement of Work of this contract, including, but not limited to, the annual number of operating days or the frequency of service hereunder. The parties agree that such an adjustment does not constitute a partial termination of the contract, nor will it give rise to an equitable adjustment.

If the number of delivery days is reduced, in whole or in part, to five (5) and the Postal Service decides to reduce the number of operating days under this contract, in whole or in part, to five (5), the parties agree to reduce the Contract Volume Minimum calculation. The Contract Volume Minimum calculation

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will be reduced by the average daily volume for the previous twelve (12) months excluding the weeks of Peak associated with the removed day of service without adjustment to the tier structure, the contract rate, or be subject to any other price-related adjustment. The monies associated with the volume removed from the calculation will be eliminated.

If the number of delivery days is reduced to fewer than five (5), and the Postal Service decides to reduce the number of operating days under this contract, in whole or in part, to fewer than five (5), the parties will negotiate an equitable adjustment if necessary.

No later than 120 days prior to the effective date of such reduction in delivery days, the parties shall commence discussions as to how to implement the change. Within 90 days of such notice, the supplier must implement the changes outlined above.

Notices

Any notice, report, demand, acknowledgement or other communication which under the terms of this Contract or otherwise must be given or made by either Party, unless specifically otherwise provided in this Contract, shall be in the English language and in writing, and shall be given or made by express delivery service with proof of delivery, certified air mail (return receipt requested). The parties may also send a copy of the same communication through electronic mail, facsimile with acknowledgement of receipt/proof of receipt, or personal delivery. If a party sends a copy of the official correspondence by electronic mail or facsimile, the correspondence shall not be deemed received until the receiving party confirms receipt.

Such notice, report, demand, acknowledgement or other communication shall be deemed to have been given or made in the case of express delivery service with tracking and tracing capability on the date of signature of the proof of delivery, and in the case of certified mail on the fifth business day in the place of receipt after the date sent.

The notice address for the Postal Service shall be:

U.S. Postal Service

Air Transportation CMC

Attention: Manager

475 L’Enfant Plaza SW, Room 1P 650

Washington, DC 20260-0650

The notice address for the aviation supplier shall be:

Federal Express Corporation

Attention: Vice President, Postal Transportation Management

3610 Hacks Cross Road

Building A 1st Floor

Memphis, TN 38125-8800

Severability

a.	If any term, provision, covenant or condition of this Contract is held by a court or Board of competent jurisdiction or by a request, direction or indication of an agency or department of a Governmental Body having subject matter jurisdiction to be invalid or unenforceable, the remainder of the provisions shall continue in full force and effect unless the rights and obligations of the parties have been materially altered or abridged by such invalidation or unenforceability.

b.	If a material provision of this Contract is materially altered or abridged as the result of a final and binding order of a Governmental Body having subject matter jurisdiction, then the Postal Service and the aviation supplier will meet to negotiate in good faith to reach a mutually satisfactory modification to this Contract. If the Parties are unable to reach a mutually satisfactory resolution, then either Party may declare the negotiations to be at an impasse and the parties shall resolve the dispute in accordance with the provisions of this contract.

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c.	Notwithstanding the foregoing, the Parties agree to make their best efforts to oppose any changes requested by a Governmental Body to any material provision of this Contract.

Third Party Governmental Delays

If, during the term of this contract, a governmental entity with subject matter jurisdiction enacts laws, promulgates regulations, or issues orders mandating that the aviation supplier screen mail dispatched for transportation by aircraft within the United States for bombs, explosives, or other hazardous materials, and aviation supplier does not have a method for otherwise complying at no additional cost to the Postal Service, either party may, at no cost to the other party, suspend performance under the contract during the period in which such screening is actually required to be accomplished.

Within fourteen (14) days of the enactment of any law, promulgation of any regulation, or issuance of any order referenced above, the parties shall commence negotiations in an attempt to modify this contract to address any adverse impacts and / or other concerns asserted by one or both parties that may arise as a result of additional screening requirements.

If the parties cannot agree upon such a modification within 180 days, or within such longer period as the parties may mutually agree, the contract and all orders hereunder may be terminated at no cost to either party.

Waiver of Breach

No waiver of breach of any of the provisions of this Contract shall be construed to be a waiver of any succeeding breach of the same or any other provision.

Air Cargo Network

Contract ACN-13-FX

Part 4: List of Attachments

Part 4—List of Attachments and Forms

Attachments:

Attachment 1	Postal Service Operating Periods, dated October 4, 2012

Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013

Attachment 3	Operating Plan, Day Network, dated April 22, 2013

Attachment 4	Operating Plan, Night Network, dated April 22, 2013

Attachment 5	Reserved

Attachment 6	Postal Furnished Property, April 16, 2013

Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012

Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012

Attachment 9	Wage Determination, dated October 31, 2012

Attachment 10	Pricing, dated April 18, 2013

Attachment 11	Perishable Mail and Lives, April 22, 2013

Attachment 12	Reserved

Attachment 13	Service Contract Act Wage Determinations, dated April 17, 2013

Forms:

DOT Form F 5800.1	Hazardous Materials Incident Report

I-9 Form	Employment Eligibility Verification

PS Form 2025	Contract Personnel Questionnaire

PS Form 8203	Order / Solicitation / Offer / Award

US Treasury Form 941	Quarterly Federal Tax Return

Air Cargo Network

Contract ACN-13-FX

Attachment 1: Postal Service Operating Periods

Attachment 1

Postal Service Operating Periods

October 4, 2012

Operating Period: Monday – Sunday

*All Operating Periods begin with the Monday Night Network

Operating Period	Begin	End	Number of Weeks	Month	Peak Periods
1	09/30/13	11/03/13	5	OCT
2	11/04/13	12/01/13	4	NOV
3	12/02/13	01/05/14	5	DEC	2013 PEAK
4	01/06/14	02/02/14	4	JAN
5	02/03/14	03/02/14	4	FEB
6	03/03/14	03/30/14	4	MAR
7	03/31/14	04/27/14	4	APR
8	04/28/14	06/01/14	5	MAY
9	06/02/14	06/29/14	4	JUN
10	06/30/14	07/27/14	4	JUL
11	07/28/14	08/31/14	5	AUG
12	09/01/14	09/28/14	4	SEP
13	09/29/14	10/26/14	4	OCT
14	10/27/14	11/30/14	5	NOV
15	12/01/14	01/04/15	5	DEC	2014 PEAK
16	01/05/15	02/01/15	4	JAN
17	02/02/15	03/01/15	4	FEB
18	03/02/15	03/29/15	4	MAR
19	03/30/15	04/26/15	4	APR
20	04/27/15	05/31/15	5	MAY
21	06/01/15	06/28/15	4	JUN
22	06/29/15	08/02/15	5	JUL
23	08/03/15	08/30/15	4	AUG
24	08/31/15	09/27/15	4	SEP
25	09/28/15	11/02/15	5	OCT
26	11/03/15	11/29/15	4	NOV
27	11/30/15	01/03/16	5	DEC	2015 PEAK
28	01/04/16	01/31/16	4	JAN
29	02/01/16	02/28/16	4	FEB
30	02/29/16	04/03/16	5	MAR
31	04/04/16	05/01/16	4	APR
32	05/02/16	05/29/16	4	MAY
33	05/30/16	06/26/16	4	JUN
34	06/27/16	07/31/16	5	JUL
35	08/01/16	08/28/16	4	AUG
36	08/29/16	10/02/16	5	SEP
37	10/03/16	10/30/16	4	OCT
38	10/31/16	12/04/16	5	NOV
39	12/05/16	01/01/17	4	DEC	2016 PEAK
40	01/02/17	01/29/17	4	JAN
41	01/30/17	02/26/17	4	FEB

Air Cargo Network

Contract ACN-13-FX

Attachment 1: Postal Service Operating Periods

Operating Period	Begin	End	Number of Weeks	Month	Peak Periods
42	02/27/17	04/02/17	5	MAR
43	04/03/17	04/30/17	4	APR
44	05/01/17	06/04/17	5	MAY
45	06/05/17	07/02/17	4	JUN
46	07/03/17	07/30/17	4	JUL
47	07/31/17	08/27/17	4	AUG
48	08/28/17	10/01/17	5	SEP
49	10/02/17	10/29/17	4	OCT
50	10/30/17	11/27/17	4	NOV
51	11/28/17	12/30/17	5	DEC	2017 PEAK
52	12/31/17	01/28/18	4	JAN
53	01/29/18	02/25/18	4	FEB
54	02/26/18	04/01/18	5	MAR
55	04/02/18	04/29/18	4	APR
56	04/30/18	06/03/18	5	MAY
57	06/04/18	07/01/18	4	JUN
58	07/02/18	07/29/18	4	JUL
59	07/30/18	08/26/18	4	AUG
60	08/27/18	09/30/18	5	SEP
61	10/01/18	10/28/18	4	OCT
62	10/29/18	12/02/18	5	NOV
63	12/03/18	01/06/19	5	DEC	2018 PEAK
64	01/07/19	02/03/19	4	JAN
65	02/04/19	03/03/19	4	FEB
66	03/04/19	03/31/19	4	MAR
67	04/01/19	04/28/19	4	APR
68	04/29/14	06/02/19	5	MAY
69	06/03/19	06/30/19	4	JUN
70	07/01/19	07/28/19	4	JUL
71	07/29/19	09/01/19	5	AUG
72	09/02/19	09/29/19	4	SEP
73	09/30/19	10/27/19	4	OCT
74	10/30/19	12/01/19	5	NOV
75	12/02/19	01/05/20	5	DEC	2019 PEAK
76	01/06/20	02/02/20	4	JAN
77	02/03/20	03/01/20	4	FEB
78	03/02/20	03/29/20	4	MAR
79	03/30/20	05/03/20	5	APR
80	05/04/20	05/31/20	4	MAY
81	06/01/20	06/28/20	4	JUN
82	06/29/20	08/02/20	5	JUL
83	08/03/20	08/30/20	4	AUG
84	08/31/20	09/30/20	5	SEP

Air Cargo Network

Contract ACN-13-FX

Attachment 2: Air Stops & Projected Volumes

Attachment 2

Air Stops & Projected Volumes

January 8, 2013

Refer to the Excel file provided with the awarded contract.

**	Attachment 2 contains an Excel file totaling approximately 2000 pages that outlines daily air stops and projected volumes by USPS service product for each air stop. Because this information is not material, it has been omitted from this exhibit. FedEx Corporation will furnish supplementally a copy of this Attachment 2 to the Securities and Exchange Commission upon request.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE

B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs

C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp

D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant

E	Postal Service Deck loads	J	Aviation Supplier Delivers ULDs to Plant

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	A , B	H
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	A , B	H
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H
35	LOS ANGELES CA	LAX	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	A , B	H
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	A , B	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	A , B	Origin Only
75	SPRINGFIELD IL	SPI	A , B	Origin Only
76	ST. LOUIS MO	STL	A , B	H
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Attachment 4

Operating Plan, Night Network

April 22, 2013

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[ * ]	[ * ]	[ * ]
2	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
3	ALLENTOWN PA	ABE	[ * ]	[ * ]	[ * ]
4	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
5	APPLETON WI	ATW	[ * ]	[ * ]	[ * ]
6	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
7	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
8	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
9	BANGOR ME	BGR	[ * ]	[ * ]	[ * ]
10	BATON ROUGE LA	BTR	[ * ]	[ * ]	[ * ]
11	BEND OR	RDM	[ * ]	[ * ]	[ * ]
12	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
13	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
14	BISMARK ND	BIS	[ * ]	[ * ]	[ * ]
15	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
16	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
17	BOZEMAN MT	BZN	[ * ]	[ * ]	[ * ]
18	BRISTOL TN / VA	TRI	[ * ]	[ * ]	[ * ]
19	BUFFALO NY	BUF	[ * ]	[ * ]	[ * ]
20	BURBANK CA	BUR	[ * ]	[ * ]	[ * ]
21	BURLINGTON VT	BTV	[ * ]	[ * ]	[ * ]
22	BUTTE MT	BTM	[ * ]	[ * ]	[ * ]
23	CASPER WY	CPR	[ * ]	[ * ]	[ * ]
24	CEDAR RAPIDS IA	CID	[ * ]	[ * ]	[ * ]
25	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
26	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
27	CHATTANOOGA TN	CHA	[ * ]	[ * ]	[ * ]
28	CHEYENNE WY	CYS	[ * ]	[ * ]	[ * ]
29	CHICAGO IL (O’Hare)	ORD	[ * ]	[ * ]	[ * ]
30	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
31	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
32	COLORADO SPRINGS CO	COS	[ * ]	[ * ]	[ * ]
33	COLUMBIA SC	CAE	[ * ]	[ * ]	[ * ]
34	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
35	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
36	DAYTON OH	DAY	[ * ]	[ * ]	[ * ]
37	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
38	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
39	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
40	DULLES VA	IAD	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
41	DULUTH MN	DLH	[ * ]	[ * ]	[ * ]
42	DURANGO CO	DRO	[ * ]	[ * ]	[ * ]
43	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
44	ELMIRA NY	ELM	[ * ]	[ * ]	[ * ]
45	EUGENE OR	EUG	[ * ]	[ * ]	[ * ]
46	FAIRBANKS AK	FAI	[ * ]	[ * ]	[ * ]
47	FLINT MI	FNT	[ * ]	[ * ]	[ * ]
48	FORT MYERS FL	RSW	[ * ]	[ * ]	[ * ]
49	FORT WAYNE IN	FWA	[ * ]	[ * ]	[ * ]
50	FRESNO CA	FAT	[ * ]	[ * ]	[ * ]
51	FT LAUDERDALE FL	FLL	[ * ]	[ * ]	[ * ]
52	GRAND FORKS ND	GFK	[ * ]	[ * ]	[ * ]
53	GRAND JUNCTION CO	GJT	[ * ]	[ * ]	[ * ]
54	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
55	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
56	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
57	GREENVILLE SC	GSP	[ * ]	[ * ]	[ * ]
58	HARRISBURG PA	MDT	[ * ]	[ * ]	[ * ]
59	HARTFORD CT	BDL	[ * ]	[ * ]	[ * ]
60	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
61	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
62	HUNTSVILLE AL	HSV	[ * ]	[ * ]	[ * ]
63	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
64	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
65	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
66	JFK NY	JFK	[ * ]	[ * ]	[ * ]
67	KALISPELL MT	FCA	[ * ]	[ * ]	[ * ]
68	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
69	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
70	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
71	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
72	LONG BEACH CA	LGB	[ * ]	[ * ]	[ * ]
73	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
74	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
75	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
76	MADISON WI	MSN	[ * ]	[ * ]	[ * ]
77	MANCHESTER NH	MHT	[ * ]	[ * ]	[ * ]
78	MCALLEN TX	MFE	[ * ]	[ * ]	[ * ]
79	MEDFORD OR	MFR	[ * ]	[ * ]	[ * ]
80	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
81	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
82	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
83	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
84	MINOT ND	MOT	[ * ]	[ * ]	[ * ]
85	MISSOULA MT	MSO	[ * ]	[ * ]	[ * ]
86	MOBILE AL	MOB	[ * ]	[ * ]	[ * ]
87	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
88	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
89	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
90	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
91	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
92	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
93	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
94	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
95	ORANGE CNTY AIRPORT	SNA	[ * ]	[ * ]	[ * ]
96	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
97	PALM BEACH FL	PBI	[ * ]	[ * ]	[ * ]
98	PASCO WA	PSC	[ * ]	[ * ]	[ * ]
99	PEORIA IL	PIA	[ * ]	[ * ]	[ * ]
100	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
101	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
102	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
103	POCATELLO ID	PIH	[ * ]	[ * ]	[ * ]
104	PORTLAND ME	PWM	[ * ]	[ * ]	[ * ]
105	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
106	PRESQUE ISLE ME	PQI	[ * ]	[ * ]	[ * ]
107	PROVIDENCE RI	PVD	[ * ]	[ * ]	[ * ]
108	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
109	RAPID CITY SD	RAP	[ * ]	[ * ]	[ * ]
110	RENO NV	RNO	[ * ]	[ * ]	[ * ]
111	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
112	ROANOKE VA	ROA	[ * ]	[ * ]	[ * ]
113	ROCHESTER MN	RST	[ * ]	[ * ]	[ * ]
114	ROCHESTER NY	ROC	[ * ]	[ * ]	[ * ]
115	ROCK SPRINGS WY	RKS	[ * ]	[ * ]	[ * ]
116	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
117	SALT LAKE CITY UT	SLC	[ * ]	[ * ]	[ * ]
118	SAN ANTONIO TX	SAT	[ * ]	[ * ]	[ * ]
119	SAN DIEGO CA	SAN	[ * ]	[ * ]	[ * ]
120	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
121	SAN JOSE CA	SJC	[ * ]	[ * ]	[ * ]
122	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
123	SAVANNAH GA	SAV	[ * ]	[ * ]	[ * ]
124	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
125	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
126	SIOUX CITY IA	SUX	[ * ]	[ * ]	[ * ]
127	SOUIX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
128	SOUTH BEND IN	SBN	[ * ]	[ * ]	[ * ]
129	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
130	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
131	ST CLOUD MN	STC	[ * ]	[ * ]	[ * ]
132	ST LOUIS MO	STL	[ * ]	[ * ]	[ * ]
133	STEWART NY	SWF	[ * ]	[ * ]	[ * ]
134	SYRACUSE NY	SYR	[ * ]	[ * ]	[ * ]
135	TALLAHASSEE FL	TLH	[ * ]	[ * ]	[ * ]
136	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
137	TRAVERSE CITY MI	TVC	[ * ]	[ * ]	[ * ]
138	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
139	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
140	TWIN FALLS ID	TWF	[ * ]	[ * ]	[ * ]
141	WATERLOO IA	ALO	[ * ]	[ * ]	[ * ]
142	WAUSAU WI	CWA	[ * ]	[ * ]	[ * ]
143	WENATCHEE WA	EAT	[ * ]	[ * ]	[ * ]
144	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]
145	YAKIMA WA	YKM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Attachment 4

Operating Plan, Night Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	ANCHORAGE AK	ANC	D	D
5	APPLETON WI	ATW	D	D
6	ATLANTA GA	ATL	E	D
7	AUSTIN (Air Stop) TX	AUS	D	D
8	BALTIMORE MD	BWI	D	D
9	BANGOR ME	BGR	D	D
10	BATON ROUGE LA	BTR	D	D
11	BEND OR	RDM	D	Origin Only
12	BILLINGS MT	BIL	D	D
13	BIRMINGHAM AL	BHM	D	D
14	BISMARK ND	BIS	D	Origin Only
15	BOISE ID	BOI	E	F
16	BOSTON MA	BOS	D	D
17	BOZEMAN MT	BZN	D	Origin Only
18	BRISTOL TN / VA	TRI	D	Origin Only
19	BUFFALO NY	BUF	D	D
20	BURBANK CA	BUR	D	D
21	BURLINGTON VT	BTV	D	D
22	BUTTE MT	BTM	D	Origin Only
23	CASPER WY	CPR	D	Origin Only
24	CEDAR RAPIDS IA	CID	D	D
25	CHARLESTON WV	CRW	D	D
26	CHARLOTTE NC	CLT	D	D
27	CHATTANOOGA P&DC TN	CHA	D	D
28	CHEYENNE WY	CYS	D	Origin Only
29	CHICAGO IL	ORD	D	D
30	CINCINNATI OH	CVG	D	D
31	CLEVELAND OH	CLE	D	D
32	COLORADO SPRINGS CO	COS	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
33	COLUMBIA SC	CAE	D	D
34	COLUMBUS OH	CMH	D	D
35	DALLAS TX	DFW	D	D
36	DAYTON OH	DAY	D	D
37	DENVER CO	DEN	D	D
38	DES MOINES IA	DSM	D	D
39	DETROIT MI	DTW	D	D
40	DULLES VA	IAD	D	D
41	DULUTH MN	DLH	D	D
42	DURANGO CO	DRO	D	Origin Only
43	EL PASO TX	ELP	D	D
44	ELM NY	ELM	D	D
45	EUGENE OR	EUG	D	Origin Only
46	FAIRBANKS AK	FAI	D	Origin Only
47	FLINT P&DC MI	FNT	D	D
48	FORT MYERS P&DC FL	RSW	E	F
49	FORT WAYNE IN P&DC	FWA	D	D
50	FRESNO CA	FAT	D	D
51	FT LAUDERDALE FL	FLL	D	F
52	GRAND FORKS ND	GFK	D	D
53	GRAND JUNCTION CO	GJT	D	Origin Only
54	GRAND RAPIDS MI	GRR	D	D
55	GREAT FALLS MT	GTF	D	D
56	GREENSBORO NC	GSO	D	D
57	GREENVILLE SC	GSP	D	D
58	HARRISBURG PA	MDT	D	D
59	HARTFORD CT	BDL	D	D
60	HONOLULU HI	HNL	D	D
61	HOUSTON TX	IAH	D	D
62	HUNTSVILLE P&DF AL	HSV	D	D
63	INDIANAPOLIS IN	IND	D	D
64	JACKSON MS	JAN	C	C
65	JACKSONVILLE FL	JAX	E	F
66	JFK NY	JFK	BD	D
67	KALISPELL MT	FCA	D	Origin Only
68	KANSAS CITY MO	MCI	D	D
69	KNOXVILLE TN	TYS	D	D
70	LAS VEGAS NV	LAS	D	D
71	LITTLE ROCK AR	LIT	C	C
72	LONG BEACH CA	LGB	D	Origin Only
73	LOS ANGELES CA	LAX	D	D
74	LOUISVILLE KY	SDF	D	D
75	LUBBOCK TX	LBB	D	D
76	MADISON WI	MSN	D	D
77	MANCHESTER NH	MHT	D	D
78	MCALLEN TX	MFE	D	Origin Only
79	MEDFORD OR	MFR	D	Origin Only
80	MEMPHIS TN	MEM	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
81	MIAMI FL	MIA	D	F/D
82	MILWAUKEE WI	MKE	D	D
83	MINNEAPOLIS MN	MSP	D	D
84	MINOT ND	MOT	D	Origin Only
85	MISSOULA MT	MSO	D	Origin Only
86	MOBILE AL	MOB	D	D
87	NASHVILLE TN	BNA	D	D
88	NEW ORLEANS LA	MSY	D	D
89	NEWARK NJ	EWR	E	F
90	NORFOLK VA	ORF	D	D
91	OAKLAND CA	OAK	D	D
92	OKLAHOMA CITY OK	OKC	D	D
93	OMAHA NE	OMA	D	D
94	ONTARIO CA	ONT	D	D
95	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
96	ORLANDO FL	MCO	A	D
97	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
98	PASCO WA	PSC	D	Origin Only
99	PEORIA MPO IL	PIA	D	D
100	PHILADELPHIA PA	PHL	D	D
101	PHOENIX AZ	PHX	D	D
102	PITTSBURGH PA	PIT	D/E	D
103	POCATELLO ID	PIH	D	Origin Only
104	PORTLAND ME	PWM	D	D
105	PORTLAND OR	PDX	D	D
106	PRESQUE ISLE ME	PQI	D	D
107	PROVIDENCE RI	PVD	D	D
108	RALEIGH NC	RDU	D	D
109	RAPID CITY SD	RAP	D	Origin Only
110	RENO NV	RNO	D	D
111	RICHMOND VA	RIC	D	D
112	ROANOKE VA	ROA	D	D
113	ROCHESTER MN	RST	D	D
114	ROCHESTER NY	ROC	D	D
115	ROCK SPRINGS WY	RKS	D	Origin Only
116	SACRAMENTO CA	SMF	D	D
117	SALT LAKE CITY UT	SLC	E	F
118	SAN ANTONIO TX	SAT	D	D
119	SAN DIEGO CA	SAN	D	D
120	SAN FRANCISCO CA	SFO	E/D	F/D
121	SAN JOSE CA	SJC	D	D
122	SAN JUAN PR	SJU	D	D
123	SAVANNAH P&DF GA	SAV	D	D
124	SEATTLE WA	SEA	D	D
125	SHREVEPORT LA	SHV	D	D
126	SIOUX CITY IA	SUX	D	Origin Only
127	SOUIX FALLS SD	FSD	D	D
128	SOUTH BEND IN P&DC	SBN	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
129	SPOKANE WA	GEG	D	D
130	SPRINGFIELD MO	SGF	D	D
131	ST CLOUD MN	STC	D	Origin Only
132	ST LOUIS MO	STL	D	D
133	STEWART NY 125	SWF	D	D
134	SYRACUSE NY	SYR	D	D
135	TALLAHASSEE P&DF FL	TLH	D	D
136	TAMPA FL	TPA	A	D
137	TRAVERSE CITY MI	TVC	D	D
138	TUCSON AZ	TUS	D	D
139	TULSA OK	TUL	D	D
140	TWIN FALLS ID	TWF	D	Origin Only
141	WATERLOO IA	ALO	D	Origin Only
142	WAUSAU WI	CWA	D	D
143	WENATCHEE WA	EAT	D	Origin Only
144	WICHITA KS	ICT	D	D
145	YAKIMA WA	YKM	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 6: Postal Furnished Property

Attachment 6

Postal Furnished Property

April 16, 2013

Description	Quantity Memphis:	Quantity Indianapolis	Quantity Oakland
Computer Workstation	1*
Hand Scanners	14
Intermec Printers	14	8
Keyboards / Mouse	14	9	6
Keyboards / Mouse	1
Monitor	1
Monitors	14
MSWYB-2 HP Computers	14
Router	1	1	1
S-AMS Computer & Monitor	1**	9	6
Scales	4

*	TIMES computer located at the Truck Gate office
**	Located at FedEx administrative offices

Air Cargo Network

Contract ACN-13-FX

Attachment 7: Electronic Data Interchange Service Requirements

Attachment 7

Electronic Data Interchange Service Requirements

September 1, 2012

Part I – RESDIT

Part II – CARDIT

Part III – INVOIC

Part IV – Claims

Refer to the rtf files provided with the contract.

**	The Electronic Data Interchange Service Requirements referred to above have not yet been provided by the USPS. Because this information in Attachment 7 is not material, it will continue to be omitted when provided by the USPS. FedEx Corporation will furnish supplementally a copy of this Attachment 7 (once it has been provided to FedEx Express by the USPS) to the Securities and Exchange Commission upon request.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

Attachment 8

Investigative / Security Protocol and Guidelines

U.S. Postal Inspection Service

July 2012

This document contains a statement of principles which will be used by the U.S. Postal Inspection Service (“Inspection Service”) and the aviation supplier to address U.S. Mail investigations and security matters related to contract ACN-13-FX (“the Agreement”) between the aviation supplier and the United States Postal Service (“the Postal Service”). This statement of principles is not intended to be all-inclusive but is designed to provide a broad framework that will allow flexibility for the parties to accomplish their respective security and investigative missions. In no event should this statement of principles be construed as an expansion of the aviation supplier’s obligations or the Inspection Service’s authority under any applicable law or regulation or to expand either party’s rights or obligations under the Agreement. For purposes of this statement of principles, the term “mail” shall hereinafter mean any item that is tendered to the aviation supplier by the Postal Service for transportation. This statement of principles is based on open communication and cooperation between the parties at each organizational level to the fullest extent possible in postal-related matters.

Coordination

1.	The local contact points for the coordination of any mail related investigations and security issues related to this agreement will be at the aviation supplier’s Security Director level and the Inspection Service Division level. (Attachment A: Postal Contact Listing and Attachment B: Aviation supplier Contact Listing for Postal Service Inspectors)

2.	The aviation supplier’s Corporate Security and the Inspection Service, Deputy Chief Inspector, Headquarters Operations, will address all policy issues and any investigative or operational issues not resolved at the local level.

Communication

1.	The aviation supplier Security will notify the appropriate Inspection Service Division of any known theft, vandalism or criminal activity involving the mail while in the custody of the aviation supplier.

2.	The Inspection Service Division will notify the appropriate aviation supplier representative of any criminal activity or security issues related issues to the mail that is handled by the aviation supplier.

3.	The parties will cooperate and assist, with relevant security and investigative information related to the transportation and handling of the mail and with the aviation supplier facilities and equipment on postal owned or leased property.

Security of U.S. Mails

1.	While in the custody of the aviation supplier, its employees or agents, mail may not be opened, searched or seized unless (a) expressly authorized by a Postal Inspector or (b) as required by a properly executed federal search warrant. The aviation supplier shall notify a Postal Inspector of any warrants served for mail in the custody of the aviation supplier before coordinating the warrant execution.

2.

Address information from the mail in the custody and control of the aviation supplier may not be recorded or disclosed by the aviation supplier employees, except as required for operational purposes regarding the sortation and transportation of the mail. Address

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

information from the mail may only be disclosed to another law enforcement or government agency upon express approval by a Postal Inspector in accordance with postal regulations. The aviation supplier shall notify a Postal Inspector of all requests from law enforcement for information about mail in the custody of the aviation supplier.

3.	In situations where the aviation supplier has reason to believe that mail contains dangerous or injurious contents (including hazmat) that pose potential danger to the aviation supplier’s employees, customers, equipment, products or facilities, the aviation supplier may take actions necessary to secure the item and minimize the risk. In these situations, the Inspection Service immediately will be notified and the aviation supplier and the Inspection Service will coordinate the disposition of the item.

4.	In situations where the Inspection Service identifies dangerous or hazardous mail that was transported by the aviation supplier that posed a risk to the aviation supplier’s employees, equipment, products or facilities, the Inspection Service immediately will notify the aviation supplier’s Security.

5.	Mail security regulations from the Administrative Support Manual, section 274, apply to this contract.

Investigations

1.	The aviation supplier’s Security will notify the Inspection Service of all investigative and security issues affecting the mail in the custody of the aviation supplier.

2.	The Inspection Service will be responsible for conducting all criminal investigations involving the theft or obstruction of mail or contraband found in the mail while in the aviation supplier’s system and for criminal activities directed at the aviation supplier’s equipment, facilities, customers, or employees on postal owned or leased property. The Inspection Service will give, as much notice to the aviation supplier involving the aviation supplier’s property or employees, and will coordinate with the aviation supplier to prevent disruption to the aviation supplier’s business operations consistent with the obligation under the Noninterference section of this document.

Criminal and Administrative Proceedings

1.	The aviation supplier (subject to the receipt of a properly issued subpoena or other compulsory process) and Inspection Service personnel may serve as witnesses in criminal and administrative proceedings that result from these investigations.

Access to the Aviation Supplier’s Operations, Facilities, Personnel and Loss Data

1.	The Inspection Service acknowledges that the prime responsibility of the aviation supplier lies in the safe and expeditious movement of cargo. The Inspection Service agrees not to direct any aviation supplier personnel to facilitate the operations of a law enforcement agency.

2.	Subject always to the matters addressed under the heading Noninterference below, the aviation supplier will provide the Inspection Service with reasonable access to its facilities, operations, and records when necessary for investigations involving the mail, as mutually agreed upon by the local Postal Inspector and local security.

3.	The aviation supplier will coordinate interviews of its employees with the Inspection Service relevant to their investigations involving the mail. Except as otherwise agreed upon, it is within the aviation supplier’s sole discretion, whether investigative interviews of the aviation supplier’s employees by the Inspection Service shall occur on the aviation supplier’s facilities or property. The aviation supplier may not participate in custodial interviews conducted by Postal Inspectors.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

4.	Investigative reports prepared by the aviation supplier will be provided to the Inspection Service in response to a validly issued subpoena after the aviation supplier’s investigation has been completed. The aviation supplier’s management will make independent determinations about the discipline or discharge of any of the aviation supplier’s employee. The Inspection Service shall not attempt to dictate, direct or carry out such actions.

5.	The Inspection Service will provide its investigative reports to the aviation supplier through the Postal Service Contracting Officer and will provide an information copy directly to the aviation supplier.

Surveillance Operations

1.	The aviation supplier will provide access to its own CCTV systems and will assist the Inspection Service with the installation of temporary camera systems required in investigations involving the mail. The installation of Inspection Service camera systems will be in compliance with federal and state laws governing video surveillance investigations, and the aviation supplier’s privacy policies.

2.	Upon request of the aviation supplier, the Inspection Service will share the information obtained from the use of its investigative camera systems installed in the aviation supplier’s facilities and other surveillance equipment used in their investigations.

Undercover Operations

1.	The aviation supplier may, subject to the heading Noninterference below, authorize the temporary placement of Inspection Service undercover personnel in its facilities where deemed necessary for investigations involving the mail, provided, however, in no circumstances will the aviation supplier be responsible for any controlled deliveries.

2.	The Postal Service will defend and indemnify the aviation supplier for any loss, damage or other liability arising from the use of undercover personnel in the aviation supplier’s facilities.

Contingency Planning and Notification

1.	The aviation supplier will ensure the Inspection Service is listed as a party to be notified in its critical incident or contingency plans related to the loss, destruction, or delay of the mail caused by catastrophic losses of an aircraft or other vehicle transporting the mail, or at the aviation supplier’s facility. The aviation supplier will cooperate with the Inspection Service in the recovery of the mail where reasonable.

Overgoods Operations

1.	The aviation supplier will provide security to any identified mail or mail contents processed in its overgoods operations and will ensure its transfer to the Postal Service in accordance with standard operating plans.

2.	When directly relevant to mail security and investigations, the aviation supplier may, in its sole discretion, provide information to the Inspection Service regarding losses of the aviation supplier’s product identified in its overgoods operations.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

Protection and Disclosure of Information from Investigations

1.	The aviation supplier and the Inspection Service agree to protect all information obtained in the course of their respective investigations from any unauthorized disclosure. Any confidential, proprietary, privileged, or otherwise sensitive information obtained during the course of an investigation will be handled under mutual agreement between the Inspection Service and the aviation supplier.

2.	All information related to Inspection Service investigations involving mail in the aviation supplier’s system or investigations of the aviation supplier’s employees will be maintained in the Inspection Service Investigative File System as prescribed by the Privacy Act of 1974, 5 U.S.C. 552a. Any requests by third parties for records maintained in this system will be processed in accordance with requirements of the Privacy Act and applicable privacy policies of the aviation supplier.

3.	All public disclosures of information related to investigations conducted by the Inspection Service and THE AVIATION SUPPLIER Security, including media requests or press releases, will be coordinated between and approved by the Inspection Service and the aviation supplier in accordance with a mutually agreed communications plan and the aviation supplier’s privacy policies.

Noninterference

1.	The Inspection Service agrees that in the exercise of its rights under this protocol it will not disrupt or interfere with any of the aviation supplier’s operations.

Modifications

1.	This protocol and guidelines may be modified based on the mutual agreement of the aviation supplier and the Inspection Service.

Postal Contact for Inspectors

Contact Number: 877-876-2455

Option 2 Emergency

Option 3 Mail Theft

Air Cargo Network

Contract ACN-13-FX

Attachment 9: Wage Determination

Attachment 9

Wage Determination

October 31, 2012

Due to the size and complexity of this solicitation, it is impracticable to attach all relevant wage determinations to the solicitation packet. In lieu of a physical attachment, the Postal Service has worked with the Department of Labor to provide instructions to potential contractors for accessing the wage determination(s) on the Department of Labor website. The instructions are as follows:

Current wage determinations can be found at www.wdol.gov. This is the official Department of Labor website from which to access wage determinations. To access wage determinations, enter the website and click “Selecting SCA WDs” under the column heading “Service Contract Act.” Use the drop down menu to select the state and county for the designated wage determination, and then click “Continue.” Answer “No” for the question “Were these services previously performed at this locality under an SCA-covered contract?” Answer “No” for the question “Are the contract services to be performed listed below as Non-Standard Services?” Click on the Printer Friendly Version for a full view and printable Wage Determination. Identify the SCA wage determination(s), including determination number, revision date, and state and counties that were used to determine that the rates offered are in compliance on Attachment 13: Service Contract Act Wage Determinations.* The revision numbers of the wage determinations listed in the solicitation index of wage determinations should be used in the comparisons. For all the identified SCA eligible labor categories, map the SCA equivalent labor category title (titles/descriptions available at http://www.wdol.gov. Click on the “library” link, then download the SCA Directory of Occupations, 5th Edition). Also identify the Wage Determination number that the labor categories in your offer are predicated. Note that the applicable revision number for all Wage Determination numbers is the revision number identified in the solicitation index of wage determinations. In those instances where the aviation supplier has a non-standard classification (a standard wage does not fit the work category) that requires a special SCA wage determination, the aviation supplier must contact the Postal Service Contracting Officer at:

Manager, Air Transportation CMC

475 L’ Enfant Plaza SW, Room 1P650

Washington, DC 20260-0650

Although the aviation supplier assumes sole responsibility to faithfully discharge all duties and obligations with regards to wage determinations imposed by the Department of Labor, the Postal Service will assist the aviation supplier upon the aviation supplier’s request, to the extent necessary, in selecting the appropriate wage determinations.

The aviation supplier should review the Service Contract Act Directory of Occupations to confirm whether the positions the aviation supplier wishes to offer fit into the currently published occupation titles under the wage determination. If the position will not fit into any of the currently published occupation titles, please review the instructions in the wage determination entitled “The process for preparing a conformance request.” In accordance with the Department of Labor instructions (that can be found at www.wdol.gov) in each wage determination, entitled Conformance Process, any class of service employee that is not listed therein and that is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination) must be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the

Air Cargo Network

Contract ACN-13-FX

Attachment 9: Wage Determination

performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract.

*	Given the desire of the offerors to seek additional information from the Department of Labor regarding the applicability of the Service Contract Act to the contract(s) that may result from this solicitation, the completed submission of Attachment 13: Service Contract Act Wage Determination may be delayed until a mutually agreeable date prior to contract award. As a condition of acceptance of the offeror’s proposal(s), the offeror must explicitly state that the proposed pricing will hold firm irrespective of any determination made by the Department of Labor.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Attachment 10

Pricing

April 18, 2013

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 11: Perishable Mail and Lives

Attachment 11

Perishable Mail and Lives

April 22, 2013

The aviation supplier will accept perishable mail and live animals as specified under Domestic Mail Manual 601, subsection 9.3, effective on June 19, 2006. All live animal shipments are designated as ‘air only’ shipments.

The Postal Service will tender perishable mail and live animal shipments to the aviation supplier for the Day Network, Tuesday through Saturday, and for the Night Network, Monday through Friday. Due to potential extended delivery times, the Postal Service will not tender any live animal shipments the day before a holiday.

All volume for perishable mail and live animals will be planned during the Ordering Process.

The Postal Service will be required to supply each air stop with a determined number of coverings of loosely woven material for covering the live animal shipments in weather events.

The Postal Service shall ensure that its Terminal Handling Suppliers follow the procedures established by the aviation supplier for the proper loading and securing of live animal shipments.

For the Day and Night Networks, all bee shipments must be tendered separately from all other shipments. Bee shipments are prohibited on the aviation supplier’s Feeder Network.

The aviation supplier will provide specific details on the pallet building for live animal shipments.

The Postal Service will tender all live animals with a ULD D&R tag attached to the cargo net. The D&R tag will be attached to a manila tag (supplied by the Postal Service) and secured to the net with a cable tie.

Day Network

All live animal shipments must be tendered to the aviation supplier on an aircraft pallet per the market aircraft type as provided by the aviation supplier. The pallet types and aircraft assignment per air stop will be provided by the aviation supplier Tender will be by the ‘All Mail Due Aviation Supplier’ column as shown in Attachment 3: Operating Plan, Day Network.

Night Network

The aviation supplier will accept live animals for loose loading for the Night Network. The aviation supplier will accept a maximum of two hundred (200) cubic feet (approximately twenty (20) pieces) of live animals for loose loading at the time specified in the ‘All Mail Due Aviation Supplier’ column in Attachment 4: Operating Plan, Night Network. For more than two hundred (200) cubic feet, the Postal Service will be required to tender no less than two (2) hours prior to the scheduled aircraft departure. More time may be required based on volume and local ramp circumstances.

Terminal Handling

The Postal Service will not place live animals inside of a closed ULD. All live animals will be shipped via pallet which will be provided by the aviation supplier. Live animal shipments will be maintained in an upright position throughout the transportation process to prevent fatality. The Postal Service will not accept or load any shipment that appears to be damaged. The Postal Service will ensure four (4) inches of air space around the perimeter of stacks of boxes. The ‘spacers / pallets’ used between the stacks of live animals will be provided by the Postal Service.

Air Cargo Network

Contract ACN-13-FX

Attachment 11: Perishable Mail and Lives

The live animals cannot be left in direct sunlight for extended periods. Additionally, the live animals cannot be left in drafty areas or exposed to exhaust fumes. Live animals cannot be placed near dry ice shipments. If for any particular trunk flight for any origin or destination air stop on the Night Network there is more than 1,000 pounds of dry ice, any live animal shipments will be rolled to the following Day Network operation. If it is necessary to roll live animal shipments to the following Day Network operation, the aviation supplier will not incur a reduction in payment for the applicable live animal shipments. On the Day Network, live animal shipments have priority over dry ice. Live animal shipments cannot be covered with any plastic. Cargo or mail cannot be placed on top of live animals.

Air Cargo Network

Contract ACN-13-FX

Attachment 13: Service Contract Act Wage Determinations

Attachment 13

Service Contract Act Wage Determinations

April 17, 2013

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 1

Option 1

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 1 Surface Only	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 2

Option 2

Attachment 10

Pricing

April 18, 2013

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 3

Option 3

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 3 Partials Only	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 1 and 2

Option 1 and 2

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 1 & 2 – SJU & Surface	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 1 and 3

Option 1 and 3

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 1 & 3 –Surface & Partials	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 2 and 3

Option 2 and 3

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 2 & 3 –SJU & Partials	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Option 1, 2, and 3

Option 1, 2, and 3

Attachment 10

Pricing

April 18, 2013

Attachment 10 – Option 1, 2 & 3 –Surface, SJU & Partials	18 April 2013

Aviation Supplier Rates Provided on a Per Cubic Foot Basis & USPS Providing THS Services (Day Network Only)

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A Postal Service Builds ULDs	F Aviation Supplier Unloads ULD into MTE

B Postal Service Transports ULDs to Ramp	G Aviation Supplier Builds ULDs

C Postal Service Tenders in MTE	H Aviation Supplier Delivers ULDs to Ramp

D Postal Service Picks Up MTE	I Aviation Supplier Picks Up ULDs from Plant

E Postal Service Deck Loads	J Aviation Supplier Delivers ULDs to Plant

K Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

Option 1

Attachment 4

Operating Plan, Night Network

April 22, 2013

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[ * ]	[ * ]	[ * ]
2	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
3	ALLENTOWN PA	ABE	[ * ]	[ * ]	[ * ]
4	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
5	APPLETON WI	ATW	[ * ]	[ * ]	[ * ]
6	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
7	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
8	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
9	BANGOR ME	BGR	[ * ]	[ * ]	[ * ]
10	BATON ROUGE LA	BTR	[ * ]	[ * ]	[ * ]
11	BEND OR	RDM	[ * ]	[ * ]	[ * ]
12	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
13	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
14	BISMARK ND	BIS	[ * ]	[ * ]	[ * ]
15	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
16	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
17	BOZEMAN MT	BZN	[ * ]	[ * ]	[ * ]
18	BRISTOL TN / VA	TRI	[ * ]	[ * ]	[ * ]
19	BUFFALO NY	BUF	[ * ]	[ * ]	[ * ]
20	BURBANK CA	BUR	[ * ]	[ * ]	[ * ]
21	BURLINGTON VT	BTV	[ * ]	[ * ]	[ * ]
22	BUTTE MT	BTM	[ * ]	[ * ]	[ * ]
23	CASPER WY	CPR	[ * ]	[ * ]	[ * ]
24	CEDAR RAPIDS IA	CID	[ * ]	[ * ]	[ * ]
25	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
26	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
27	CHATTANOOGA TN	CHA	[ * ]	[ * ]	[ * ]
28	CHEYENNE WY	CYS	[ * ]	[ * ]	[ * ]
29	CHICAGO IL (O’Hare)	ORD	[ * ]	[ * ]	[ * ]
30	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
31	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
32	COLORADO SPRINGS CO	COS	[ * ]	[ * ]	[ * ]
33	COLUMBIA SC	CAE	[ * ]	[ * ]	[ * ]
34	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
35	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
36	DAYTON OH	DAY	[ * ]	[ * ]	[ * ]
37	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
38	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
39	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
40	DULLES VA	IAD	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
41	DULUTH MN	DLH	[ * ]	[ * ]	[ * ]
42	DURANGO CO	DRO	[ * ]	[ * ]	[ * ]
43	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
44	ELMIRA NY	ELM	[ * ]	[ * ]	[ * ]
45	EUGENE OR	EUG	[ * ]	[ * ]	[ * ]
46	FAIRBANKS AK	FAI	[ * ]	[ * ]	[ * ]
47	FLINT MI	FNT	[ * ]	[ * ]	[ * ]
48	FORT MYERS FL	RSW	[ * ]	[ * ]	[ * ]
49	FORT WAYNE IN	FWA	[ * ]	[ * ]	[ * ]
50	FRESNO CA	FAT	[ * ]	[ * ]	[ * ]
51	FT LAUDERDALE FL	FLL	[ * ]	[ * ]	[ * ]
52	GRAND FORKS ND	GFK	[ * ]	[ * ]	[ * ]
53	GRAND JUNCTION CO	GJT	[ * ]	[ * ]	[ * ]
54	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
55	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
56	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
57	GREENVILLE SC	GSP	[ * ]	[ * ]	[ * ]
58	HARRISBURG PA	MDT	[ * ]	[ * ]	[ * ]
59	HARTFORD CT	BDL	[ * ]	[ * ]	[ * ]
60	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
61	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
62	HUNTSVILLE AL	HSV	[ * ]	[ * ]	[ * ]
63	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
64	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
65	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
66	JFK NY	JFK	[ * ]	[ * ]	[ * ]
67	KALISPELL MT	FCA	[ * ]	[ * ]	[ * ]
68	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
69	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
70	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
71	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
72	LONG BEACH CA	LGB	[ * ]	[ * ]	[ * ]
73	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
74	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
75	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
76	MADISON WI	MSN	[ * ]	[ * ]	[ * ]
77	MANCHESTER NH	MHT	[ * ]	[ * ]	[ * ]
78	MCALLEN TX	MFE	[ * ]	[ * ]	[ * ]
79	MEDFORD OR	MFR	[ * ]	[ * ]	[ * ]
80	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
81	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
82	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
83	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
84	MINOT ND	MOT	[ * ]	[ * ]	[ * ]
85	MISSOULA MT	MSO	[ * ]	[ * ]	[ * ]
86	MOBILE AL	MOB	[ * ]	[ * ]	[ * ]
87	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
88	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
89	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
90	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
91	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
92	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
93	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
94	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
95	ORANGE COUNTY AIRPORT	SNA	[ * ]	[ * ]	[ * ]
96	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
97	PALM BEACH FL	PBI	[ * ]	[ * ]	[ * ]
98	PASCO WA	PSC	[ * ]	[ * ]	[ * ]
99	PEORIA IL	PIA	[ * ]	[ * ]	[ * ]
100	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
101	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
102	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
103	POCATELLO ID	PIH	[ * ]	[ * ]	[ * ]
104	PORTLAND ME	PWM	[ * ]	[ * ]	[ * ]
105	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
106	PRESQUE ISLE ME	PQI	[ * ]	[ * ]	[ * ]
107	PROVIDENCE RI	PVD	[ * ]	[ * ]	[ * ]
108	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
109	RAPID CITY SD	RAP	[ * ]	[ * ]	[ * ]
110	RENO NV	RNO	[ * ]	[ * ]	[ * ]
111	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
112	ROANOKE VA	ROA	[ * ]	[ * ]	[ * ]
113	ROCHESTER MN	RST	[ * ]	[ * ]	[ * ]
114	ROCHESTER NY	ROC	[ * ]	[ * ]	[ * ]
115	ROCK SPRINGS WY	RKS	[ * ]	[ * ]	[ * ]
116	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
117	SALT LAKE CITY UT	SLC	[ * ]	[ * ]	[ * ]
118	SAN ANTONIO TX	SAT	[ * ]	[ * ]	[ * ]
119	SAN DIEGO CA	SAN	[ * ]	[ * ]	[ * ]
120	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
121	SAN JOSE CA	SJC	[ * ]	[ * ]	[ * ]
122	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
123	SAVANNAH GA	SAV	[ * ]	[ * ]	[ * ]
124	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
125	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
126	SIOUX CITY IA	SUX	[ * ]	[ * ]	[ * ]
127	SOUIX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
128	SOUTH BEND IN	SBN	[ * ]	[ * ]	[ * ]
129	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
130	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
131	ST CLOUD MN	STC	[ * ]	[ * ]	[ * ]
132	ST LOUIS MO	STL	[ * ]	[ * ]	[ * ]
133	STEWART NY	SWF	[ * ]	[ * ]	[ * ]
134	SYRACUSE NY	SYR	[ * ]	[ * ]	[ * ]
135	TALLAHASSEE FL	TLH	[ * ]	[ * ]	[ * ]
136	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
137	TRAVERSE CITY MI	TVC	[ * ]	[ * ]	[ * ]
138	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
139	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
140	TWIN FALLS ID	TWF	[ * ]	[ * ]	[ * ]
141	WATERLOO IA	ALO	[ * ]	[ * ]	[ * ]
142	WAUSAU WI	CWA	[ * ]	[ * ]	[ * ]
143	WENATCHEE WA	EAT	[ * ]	[ * ]	[ * ]
144	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]
145	YAKIMA WA	YKM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

Option 1

Attachment 4

Operating Plan, Night Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	ANCHORAGE AK	ANC	D	D
5	APPLETON WI	ATW	D	D
6	ATLANTA GA	ATL	E	D
7	AUSTIN (Air Stop) TX	AUS	D	D
8	BALTIMORE MD	BWI	D	D
9	BANGOR ME	BGR	D	D
10	BATON ROUGE LA	BTR	D	D
11	BEND OR	RDM	D	Origin Only
12	BILLINGS MT	BIL	D	D
13	BIRMINGHAM AL	BHM	D	D
14	BISMARK ND	BIS	D	Origin Only
15	BOISE ID	BOI	E	F
16	BOSTON MA	BOS	D	D
17	BOZEMAN MT	BZN	D	Origin Only
18	BRISTOL TN / VA	TRI	D	Origin Only
19	BUFFALO NY	BUF	D	D
20	BURBANK CA	BUR	D	D
21	BURLINGTON VT	BTV	D	D
22	BUTTE MT	BTM	D	Origin Only
23	CASPER WY	CPR	D	Origin Only
24	CEDAR RAPIDS IA	CID	D	D
25	CHARLESTON WV	CRW	D	D
26	CHARLOTTE NC	CLT	D	D
27	CHATTANOOGA P&DC TN	CHA	D	D
28	CHEYENNE WY	CYS	D	Origin Only
29	CHICAGO IL	ORD	D	D
30	CINCINNATI OH	CVG	D	D
31	CLEVELAND OH	CLE	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
32	COLORADO SPRINGS CO	COS	D	D
33	COLUMBIA SC	CAE	D	D
34	COLUMBUS OH	CMH	D	D
35	DALLAS TX	DFW	D	D
36	DAYTON OH	DAY	D	D
37	DENVER CO	DEN	D	D
38	DES MOINES IA	DSM	D	D
39	DETROIT MI	DTW	D	D
40	DULLES VA	IAD	D	D
41	DULUTH MN	DLH	D	D
42	DURANGO CO	DRO	D	Origin Only
43	EL PASO TX	ELP	D	D
44	ELM NY	ELM	D	D
45	EUGENE OR	EUG	D	Origin Only
46	FAIRBANKS AK	FAI	D	Origin Only
47	FLINT P&DC MI	FNT	D	D
48	FORT MYERS P&DC FL	RSW	E	F
49	FORT WAYNE IN P&DC	FWA	D	D
50	FRESNO CA	FAT	D	D
51	FT LAUDERDALE FL	FLL	D	F
52	GRAND FORKS ND	GFK	D	D
53	GRAND JUNCTION CO	GJT	D	Origin Only
54	GRAND RAPIDS MI	GRR	D	D
55	GREAT FALLS MT	GTF	D	D
56	GREENSBORO NC	GSO	D	D
57	GREENVILLE SC	GSP	D	D
58	HARRISBURG PA	MDT	D	D
59	HARTFORD CT	BDL	D	D
60	HONOLULU HI	HNL	D	D
61	HOUSTON TX	IAH	D	D
62	HUNTSVILLE P&DF AL	HSV	D	D
63	INDIANAPOLIS IN	IND	D	D
64	JACKSON MS	JAN	C	C
65	JACKSONVILLE FL	JAX	E	F
66	JFK NY	JFK	BD	D
67	KALISPELL MT	FCA	D	Origin Only
68	KANSAS CITY MO	MCI	D	D
69	KNOXVILLE TN	TYS	D	D
70	LAS VEGAS NV	LAS	D	D
71	LITTLE ROCK AR	LIT	C	C
72	LONG BEACH CA	LGB	D	Origin Only
73	LOS ANGELES CA	LAX	D	D
74	LOUISVILLE KY	SDF	D	D
75	LUBBOCK TX	LBB	D	D
76	MADISON WI	MSN	D	D
77	MANCHESTER NH	MHT	D	D
78	MCALLEN TX	MFE	D	Origin Only
79	MEDFORD OR	MFR	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
80	MEMPHIS TN	MEM	D	D
81	MIAMI FL	MIA	D	F/D
82	MILWAUKEE WI	MKE	D	D
83	MINNEAPOLIS MN	MSP	D	D
84	MINOT ND	MOT	D	Origin Only
85	MISSOULA MT	MSO	D	Origin Only
86	MOBILE AL	MOB	D	D
87	NASHVILLE TN	BNA	D	D
88	NEW ORLEANS LA	MSY	D	D
89	NEWARK NJ	EWR	E	F
90	NORFOLK VA	ORF	D	D
91	OAKLAND CA	OAK	D	D
92	OKLAHOMA CITY OK	OKC	D	D
93	OMAHA NE	OMA	D	D
94	ONTARIO CA	ONT	D	D
95	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
96	ORLANDO FL	MCO	A	D
97	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
98	PASCO WA	PSC	D	Origin Only
99	PEORIA MPO IL	PIA	D	D
100	PHILADELPHIA PA	PHL	D	D
101	PHOENIX AZ	PHX	D	D
102	PITTSBURGH PA	PIT	D/E	D
103	POCATELLO ID	PIH	D	Origin Only
104	PORTLAND ME	PWM	D	D
105	PORTLAND OR	PDX	D	D
106	PRESQUE ISLE ME	PQI	D	D
107	PROVIDENCE RI	PVD	D	D
108	RALEIGH NC	RDU	D	D
109	RAPID CITY SD	RAP	D	Origin Only
110	RENO NV	RNO	D	D
111	RICHMOND VA	RIC	D	D
112	ROANOKE VA	ROA	D	D
113	ROCHESTER MN	RST	D	D
114	ROCHESTER NY	ROC	D	D
115	ROCK SPRINGS WY	RKS	D	Origin Only
116	SACRAMENTO CA	SMF	D	D
117	SALT LAKE CITY UT	SLC	E	F
118	SAN ANTONIO TX	SAT	D	D
119	SAN DIEGO CA	SAN	D	D
120	SAN FRANCISCO CA	SFO	E/D	F/D
121	SAN JOSE CA	SJC	D	D
122	SAN JUAN PR	SJU	D	D
123	SAVANNAH P&DF GA	SAV	D	D
124	SEATTLE WA	SEA	D	D
125	SHREVEPORT LA	SHV	D	D
126	SIOUX CITY IA	SUX	D	Origin Only
127	SOUIX FALLS SD	FSD	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
128	SOUTH BEND IN P&DC	SBN	D	D
129	SPOKANE WA	GEG	D	D
130	SPRINGFIELD MO	SGF	D	D
131	ST CLOUD MN	STC	D	Origin Only
132	ST LOUIS MO	STL	D	D
133	STEWART NY 125	SWF	D	D
134	SYRACUSE NY	SYR	D	D
135	TALLAHASSEE P&DF FL	TLH	D	D
136	TAMPA FL	TPA	A	D
137	TRAVERSE CITY MI	TVC	D	D
138	TUCSON AZ	TUS	D	D
139	TULSA OK	TUL	D	D
140	TWIN FALLS ID	TWF	D	Origin Only
141	WATERLOO IA	ALO	D	Origin Only
142	WAUSAU WI	CWA	D	D
143	WENATCHEE WA	EAT	D	Origin Only
144	WICHITA KS	ICT	D	D
145	YAKIMA WA	YKM	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR**	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A Postal Service Builds ULDs	F Aviation Supplier Unloads ULD into MTE

B Postal Service Transports ULDs to Ramp	G Aviation Supplier Builds ULDs

C Postal Service Tenders in MTE	H Aviation Supplier Delivers ULDs to Ramp

D Postal Service Picks Up MTE	I Aviation Supplier Picks Up ULDs from Plant

E Postal Service Deck Loads	J Aviation Supplier Delivers ULDs to Plant

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	A , B	H
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	A , B	H
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	A , B	H
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	A , B	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	A , B	Origin Only
75	SPRINGFIELD IL	SPI	A , B	Origin Only
76	ST. LOUIS MO	STL	A , B	H
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR**	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A Postal Service Builds ULDs	F Aviation Supplier Unloads ULD into MTE

B Postal Service Transports ULDs to Ramp	G Aviation Supplier Builds ULDs

C Postal Service Tenders in MTE	H Aviation Supplier Delivers ULDs to Ramp

D Postal Service Picks Up MTE	I Aviation Supplier Picks Up ULDs from Plant

E Postal Service Deck Loads	J Aviation Supplier Delivers ULDs to Plant

K Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

Option 1 and 2

Attachment 4

Operating Plan, Night Network

April 22, 2013

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[ * ]	[ * ]	[ * ]
2	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
3	ALLENTOWN PA	ABE	[ * ]	[ * ]	[ * ]
4	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
5	APPLETON WI	ATW	[ * ]	[ * ]	[ * ]
6	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
7	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
8	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
9	BANGOR ME	BGR	[ * ]	[ * ]	[ * ]
10	BATON ROUGE LA	BTR	[ * ]	[ * ]	[ * ]
11	BEND OR	RDM	[ * ]	[ * ]	[ * ]
12	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
13	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
14	BISMARK ND	BIS	[ * ]	[ * ]	[ * ]
15	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
16	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
17	BOZEMAN MT	BZN	[ * ]	[ * ]	[ * ]
18	BRISTOL TN / VA	TRI	[ * ]	[ * ]	[ * ]
19	BUFFALO NY	BUF	[ * ]	[ * ]	[ * ]
20	BURBANK CA	BUR	[ * ]	[ * ]	[ * ]
21	BURLINGTON VT	BTV	[ * ]	[ * ]	[ * ]
22	BUTTE MT	BTM	[ * ]	[ * ]	[ * ]
23	CASPER WY	CPR	[ * ]	[ * ]	[ * ]
24	CEDAR RAPIDS IA	CID	[ * ]	[ * ]	[ * ]
25	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
26	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
27	CHATTANOOGA TN	CHA	[ * ]	[ * ]	[ * ]
28	CHEYENNE WY	CYS	[ * ]	[ * ]	[ * ]
29	CHICAGO IL (O’Hare)	ORD	[ * ]	[ * ]	[ * ]
30	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
31	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
32	COLORADO SPRINGS CO	COS	[ * ]	[ * ]	[ * ]
33	COLUMBIA SC	CAE	[ * ]	[ * ]	[ * ]
34	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
35	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
36	DAYTON OH	DAY	[ * ]	[ * ]	[ * ]
37	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
38	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
39	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
40	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
41	DULUTH MN	DLH	[ * ]	[ * ]	[ * ]
42	DURANGO CO	DRO	[ * ]	[ * ]	[ * ]
43	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
44	ELMIRA NY	ELM	[ * ]	[ * ]	[ * ]
45	EUGENE OR	EUG	[ * ]	[ * ]	[ * ]
46	FAIRBANKS AK	FAI	[ * ]	[ * ]	[ * ]
47	FLINT MI	FNT	[ * ]	[ * ]	[ * ]
48	FORT MYERS FL	RSW	[ * ]	[ * ]	[ * ]
49	FORT WAYNE IN	FWA	[ * ]	[ * ]	[ * ]
50	FRESNO CA	FAT	[ * ]	[ * ]	[ * ]
51	FT LAUDERDALE FL	FLL	[ * ]	[ * ]	[ * ]
52	GRAND FORKS ND	GFK	[ * ]	[ * ]	[ * ]
53	GRAND JUNCTION CO	GJT	[ * ]	[ * ]	[ * ]
54	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
55	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
56	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
57	GREENVILLE SC	GSP	[ * ]	[ * ]	[ * ]
58	HARRISBURG PA	MDT	[ * ]	[ * ]	[ * ]
59	HARTFORD CT	BDL	[ * ]	[ * ]	[ * ]
60	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
61	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
62	HUNTSVILLE AL	HSV	[ * ]	[ * ]	[ * ]
63	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
64	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
65	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
66	JFK NY	JFK	[ * ]	[ * ]	[ * ]
67	KALISPELL MT	FCA	[ * ]	[ * ]	[ * ]
68	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
69	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
70	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
71	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
72	LONG BEACH CA	LGB	[ * ]	[ * ]	[ * ]
73	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
74	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
75	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
76	MADISON WI	MSN	[ * ]	[ * ]	[ * ]
77	MANCHESTER NH	MHT	[ * ]	[ * ]	[ * ]
78	MCALLEN TX	MFE	[ * ]	[ * ]	[ * ]
79	MEDFORD OR	MFR	[ * ]	[ * ]	[ * ]
80	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
81	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
82	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
83	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
84	MINOT ND	MOT	[ * ]	[ * ]	[ * ]
85	MISSOULA MT	MSO	[ * ]	[ * ]	[ * ]
86	MOBILE AL	MOB	[ * ]	[ * ]	[ * ]
87	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
88	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
89	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
90	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
91	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
92	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
93	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
94	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
95	ORANGE CNTY AIRPORT	SNA	[ * ]	[ * ]	[ * ]
96	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
97	PALM BEACH FL	PBI	[ * ]	[ * ]	[ * ]
98	PASCO WA	PSC	[ * ]	[ * ]	[ * ]
99	PEORIA IL	PIA	[ * ]	[ * ]	[ * ]
100	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
101	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
102	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
103	POCATELLO ID	PIH	[ * ]	[ * ]	[ * ]
104	PORTLAND ME	PWM	[ * ]	[ * ]	[ * ]
105	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
106	PRESQUE ISLE ME	PQI	[ * ]	[ * ]	[ * ]
107	PROVIDENCE RI	PVD	[ * ]	[ * ]	[ * ]
108	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
109	RAPID CITY SD	RAP	[ * ]	[ * ]	[ * ]
110	RENO NV	RNO	[ * ]	[ * ]	[ * ]
111	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
112	ROANOKE VA	ROA	[ * ]	[ * ]	[ * ]
113	ROCHESTER MN	RST	[ * ]	[ * ]	[ * ]
114	ROCHESTER NY	ROC	[ * ]	[ * ]	[ * ]
115	ROCK SPRINGS WY	RKS	[ * ]	[ * ]	[ * ]
116	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
117	SALT LAKE CITY UT	SLC	[ * ]	[ * ]	[ * ]
118	SAN ANTONIO TX	SAT	[ * ]	[ * ]	[ * ]
119	SAN DIEGO CA	SAN	[ * ]	[ * ]	[ * ]
120	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
121	SAN JOSE CA	SJC	[ * ]	[ * ]	[ * ]
122	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
123	SAVANNAH GA	SAV	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
124	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
125	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
126	SIOUX CITY IA	SUX	[ * ]	[ * ]	[ * ]
127	SOUIX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
128	SOUTH BEND IN	SBN	[ * ]	[ * ]	[ * ]
129	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
130	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
131	ST CLOUD MN	STC	[ * ]	[ * ]	[ * ]
132	ST LOUIS MO	STL	[ * ]	[ * ]	[ * ]
133	STEWART NY	SWF	[ * ]	[ * ]	[ * ]
134	SYRACUSE NY	SYR	[ * ]	[ * ]	[ * ]
135	TALLAHASSEE FL	TLH	[ * ]	[ * ]	[ * ]
136	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
137	TRAVERSE CITY MI	TVC	[ * ]	[ * ]	[ * ]
138	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
139	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
140	TWIN FALLS ID	TWF	[ * ]	[ * ]	[ * ]
141	WATERLOO IA	ALO	[ * ]	[ * ]	[ * ]
142	WAUSAU WI	CWA	[ * ]	[ * ]	[ * ]
143	WENATCHEE WA	EAT	[ * ]	[ * ]	[ * ]
144	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]
145	YAKIMA WA	YKM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

Option 1 and 2

Attachment 4

Operating Plan, Night Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	ANCHORAGE AK	ANC	D	D
5	APPLETON WI	ATW	D	D
6	ATLANTA GA	ATL	E	D
7	AUSTIN (Air Stop) TX	AUS	D	D
8	BALTIMORE MD	BWI	D	D
9	BANGOR ME	BGR	D	D
10	BATON ROUGE LA	BTR	D	D
11	BEND OR	RDM	D	Origin Only
12	BILLINGS MT	BIL	D	D
13	BIRMINGHAM AL	BHM	D	D
14	BISMARK ND	BIS	D	Origin Only
15	BOISE ID	BOI	E	F
16	BOSTON MA	BOS	D	D
17	BOZEMAN MT	BZN	D	Origin Only
18	BRISTOL TN / VA	TRI	D	Origin Only
19	BUFFALO NY	BUF	D	D
20	BURBANK CA	BUR	D	D
21	BURLINGTON VT	BTV	D	D
22	BUTTE MT	BTM	D	Origin Only
23	CASPER WY	CPR	D	Origin Only
24	CEDAR RAPIDS IA	CID	D	D
25	CHARLESTON WV	CRW	D	D
26	CHARLOTTE NC	CLT	D	D
27	CHATTANOOGA P&DC TN	CHA	D	D
28	CHEYENNE WY	CYS	D	Origin Only
29	CHICAGO IL	ORD	D	D
30	CINCINNATI OH	CVG	D	D
31	CLEVELAND OH	CLE	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
32	COLORADO SPRINGS CO	COS	D	D
33	COLUMBIA SC	CAE	D	D
34	COLUMBUS OH	CMH	D	D
35	DALLAS TX	DFW	D	D
36	DAYTON OH	DAY	D	D
37	DENVER CO	DEN	D	D
38	DES MOINES IA	DSM	D	D
39	DETROIT MI	DTW	D	D
40	DULLES VA	IAD	D	D
41	DULUTH MN	DLH	D	D
42	DURANGO CO	DRO	D	Origin Only
43	EL PASO TX	ELP	D	D
44	ELM NY	ELM	D	D
45	EUGENE OR	EUG	D	Origin Only
46	FAIRBANKS AK	FAI	D	Origin Only
47	FLINT P&DC MI	FNT	D	D
48	FORT MYERS P&DC FL	RSW	E	F
49	FORT WAYNE IN P&DC	FWA	D	D
50	FRESNO CA	FAT	D	D
51	FT LAUDERDALE FL	FLL	D	F
52	GRAND FORKS ND	GFK	D	D
53	GRAND JUNCTION CO	GJT	D	Origin Only
54	GRAND RAPIDS MI	GRR	D	D
55	GREAT FALLS MT	GTF	D	D
56	GREENSBORO NC	GSO	D	D
57	GREENVILLE SC	GSP	D	D
58	HARRISBURG PA	MDT	D	D
59	HARTFORD CT	BDL	D	D
60	HONOLULU HI	HNL	D	D
61	HOUSTON TX	IAH	D	D
62	HUNTSVILLE P&DF AL	HSV	D	D
63	INDIANAPOLIS IN	IND	D	D
64	JACKSON MS	JAN	C	C
65	JACKSONVILLE FL	JAX	E	F
66	JFK NY	JFK	BD	D
67	KALISPELL MT	FCA	D	Origin Only
68	KANSAS CITY MO	MCI	D	D
69	KNOXVILLE TN	TYS	D	D
70	LAS VEGAS NV	LAS	D	D
71	LITTLE ROCK AR	LIT	C	C
72	LONG BEACH CA	LGB	D	Origin Only
73	LOS ANGELES CA	LAX	D	D
74	LOUISVILLE KY	SDF	D	D
75	LUBBOCK TX	LBB	D	D
76	MADISON WI	MSN	D	D
77	MANCHESTER NH	MHT	D	D
78	MCALLEN TX	MFE	D	Origin Only
79	MEDFORD OR	MFR	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
80	MEMPHIS TN	MEM	D	D
81	MIAMI FL	MIA	D	F/D
82	MILWAUKEE WI	MKE	D	D
83	MINNEAPOLIS MN	MSP	D	D
84	MINOT ND	MOT	D	Origin Only
85	MISSOULA MT	MSO	D	Origin Only
86	MOBILE AL	MOB	D	D
87	NASHVILLE TN	BNA	D	D
88	NEW ORLEANS LA	MSY	D	D
89	NEWARK NJ	EWR	E	F
90	NORFOLK VA	ORF	D	D
91	OAKLAND CA	OAK	D	D
92	OKLAHOMA CITY OK	OKC	D	D
93	OMAHA NE	OMA	D	D
94	ONTARIO CA	ONT	D	D
95	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
96	ORLANDO FL	MCO	A	D
97	PALM BEACH FL	PBI	D	D (T-F) /G (Sat)
98	PASCO WA	PSC	D	Origin Only
99	PEORIA MPO IL	PIA	D	D
100	PHILADELPHIA PA	PHL	D	D
101	PHOENIX AZ	PHX	D	D
102	PITTSBURGH PA	PIT	D/E	D
103	POCATELLO ID	PIH	D	Origin Only
104	PORTLAND ME	PWM	D	D
105	PORTLAND OR	PDX	D	D
106	PRESQUE ISLE ME	PQI	D	D
107	PROVIDENCE RI	PVD	D	D
108	RALEIGH NC	RDU	D	D
109	RAPID CITY SD	RAP	D	Origin Only
110	RENO NV	RNO	D	D
111	RICHMOND VA	RIC	D	D
112	ROANOKE VA	ROA	D	D
113	ROCHESTER MN	RST	D	D
114	ROCHESTER NY	ROC	D	D
115	ROCK SPRINGS WY	RKS	D	Origin Only
116	SACRAMENTO CA	SMF	D	D
117	SALT LAKE CITY UT	SLC	E	F
118	SAN ANTONIO TX	SAT	D	D
119	SAN DIEGO CA	SAN	D	D
120	SAN FRANCISCO CA	SFO	E/D	F/D
121	SAN JOSE CA	SJC	D	D
122	SAN JUAN PR	SJU	D	D
123	SAVANNAH P&DF GA	SAV	D	D
124	SEATTLE WA	SEA	D	D
125	SHREVEPORT LA	SHV	D	D
126	SIOUX CITY IA	SUX	D	Origin Only
127	SOUIX FALLS SD	FSD	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
128	SOUTH BEND IN P&DC	SBN	D	D
129	SPOKANE WA	GEG	D	D
130	SPRINGFIELD MO	SGF	D	D
131	ST CLOUD MN	STC	D	Origin Only
132	ST LOUIS MO	STL	D	D
133	STEWART NY 125	SWF	D	D
134	SYRACUSE NY	SYR	D	D
135	TALLAHASSEE P&DF FL	TLH	D	D
136	TAMPA FL	TPA	A	D
137	TRAVERSE CITY MI	TVC	D	D
138	TUCSON AZ	TUS	D	D
139	TULSA OK	TUL	D	D
140	TWIN FALLS ID	TWF	D	Origin Only
141	WATERLOO IA	ALO	D	Origin Only
142	WAUSAU WI	CWA	D	D
143	WENATCHEE WA	EAT	D	Origin Only
144	WICHITA KS	ICT	D	D
145	YAKIMA WA	YKM	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

Option 1

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE

B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs

C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp

D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant

E	Postal Service Deck Loads	J	Aviation Supplier Delivers ULDs to Plant

		K	Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

Option 1

Attachment 4

Operating Plan, Night Network

April 22, 2013

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[ * ]	[ * ]	[ * ]
2	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
3	ALLENTOWN PA	ABE	[ * ]	[ * ]	[ * ]
4	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
5	APPLETON WI	ATW	[ * ]	[ * ]	[ * ]
6	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
7	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
8	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
9	BANGOR ME	BGR	[ * ]	[ * ]	[ * ]
10	BATON ROUGE LA	BTR	[ * ]	[ * ]	[ * ]
11	BEND OR	RDM	[ * ]	[ * ]	[ * ]
12	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
13	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
14	BISMARK ND	BIS	[ * ]	[ * ]	[ * ]
15	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
16	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
17	BOZEMAN MT	BZN	[ * ]	[ * ]	[ * ]
18	BRISTOL TN / VA	TRI	[ * ]	[ * ]	[ * ]
19	BUFFALO NY	BUF	[ * ]	[ * ]	[ * ]
20	BURBANK CA	BUR	[ * ]	[ * ]	[ * ]
21	BURLINGTON VT	BTV	[ * ]	[ * ]	[ * ]
22	BUTTE MT	BTM	[ * ]	[ * ]	[ * ]
23	CASPER WY	CPR	[ * ]	[ * ]	[ * ]
24	CEDAR RAPIDS IA	CID	[ * ]	[ * ]	[ * ]
25	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
26	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
27	CHATTANOOGA TN	CHA	[ * ]	[ * ]	[ * ]
28	CHEYENNE WY	CYS	[ * ]	[ * ]	[ * ]
29	CHICAGO IL (O’Hare)	ORD	[ * ]	[ * ]	[ * ]
30	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
31	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
32	COLORADO SPRINGS CO	COS	[ * ]	[ * ]	[ * ]
33	COLUMBIA SC	CAE	[ * ]	[ * ]	[ * ]
34	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
35	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
36	DAYTON OH	DAY	[ * ]	[ * ]	[ * ]
37	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
38	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
39	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
40	DULLES VA	IAD	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
41	DULUTH MN	DLH	[ * ]	[ * ]	[ * ]
42	DURANGO CO	DRO	[ * ]	[ * ]	[ * ]
43	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
44	ELMIRA NY	ELM	[ * ]	[ * ]	[ * ]
45	EUGENE OR	EUG	[ * ]	[ * ]	[ * ]
46	FAIRBANKS AK	FAI	[ * ]	[ * ]	[ * ]
47	FLINT MI	FNT	[ * ]	[ * ]	[ * ]
48	FORT MYERS FL	RSW	[ * ]	[ * ]	[ * ]
49	FORT WAYNE IN	FWA	[ * ]	[ * ]	[ * ]
50	FRESNO CA	FAT	[ * ]	[ * ]	[ * ]
51	FT LAUDERDALE FL	FLL	[ * ]	[ * ]	[ * ]
52	GRAND FORKS ND	GFK	[ * ]	[ * ]	[ * ]
53	GRAND JUNCTION CO	GJT	[ * ]	[ * ]	[ * ]
54	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
55	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
56	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
57	GREENVILLE SC	GSP	[ * ]	[ * ]	[ * ]
58	HARRISBURG PA	MDT	[ * ]	[ * ]	[ * ]
59	HARTFORD CT	BDL	[ * ]	[ * ]	[ * ]
60	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
61	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
62	HUNTSVILLE AL	HSV	[ * ]	[ * ]	[ * ]
63	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
64	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
65	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
66	JFK NY	JFK	[ * ]	[ * ]	[ * ]
67	KALISPELL MT	FCA	[ * ]	[ * ]	[ * ]
68	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
69	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
70	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
71	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
72	LONG BEACH CA	LGB	[ * ]	[ * ]	[ * ]
73	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
74	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
75	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
76	MADISON WI	MSN	[ * ]	[ * ]	[ * ]
77	MANCHESTER NH	MHT	[ * ]	[ * ]	[ * ]
78	MCALLEN TX	MFE	[ * ]	[ * ]	[ * ]
79	MEDFORD OR	MFR	[ * ]	[ * ]	[ * ]
80	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
81	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
82	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
83	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
84	MINOT ND	MOT	[ * ]	[ * ]	[ * ]
85	MISSOULA MT	MSO	[ * ]	[ * ]	[ * ]
86	MOBILE AL	MOB	[ * ]	[ * ]	[ * ]
87	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
88	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
89	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
90	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
91	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
92	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
93	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
94	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
95	ORANGE COUNTY AIRPORT	SNA	[ * ]	[ * ]	[ * ]
96	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
97	PALM BEACH FL	PBI	[ * ]	[ * ]	[ * ]
98	PASCO WA	PSC	[ * ]	[ * ]	[ * ]
99	PEORIA IL	PIA	[ * ]	[ * ]	[ * ]
100	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
101	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
102	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
103	POCATELLO ID	PIH	[ * ]	[ * ]	[ * ]
104	PORTLAND ME	PWM	[ * ]	[ * ]	[ * ]
105	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
106	PRESQUE ISLE ME	PQI	[ * ]	[ * ]	[ * ]
107	PROVIDENCE RI	PVD	[ * ]	[ * ]	[ * ]
108	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
109	RAPID CITY SD	RAP	[ * ]	[ * ]	[ * ]
110	RENO NV	RNO	[ * ]	[ * ]	[ * ]
111	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
112	ROANOKE VA	ROA	[ * ]	[ * ]	[ * ]
113	ROCHESTER MN	RST	[ * ]	[ * ]	[ * ]
114	ROCHESTER NY	ROC	[ * ]	[ * ]	[ * ]
115	ROCK SPRINGS WY	RKS	[ * ]	[ * ]	[ * ]
116	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
117	SALT LAKE CITY UT	SLC	[ * ]	[ * ]	[ * ]
118	SAN ANTONIO TX	SAT	[ * ]	[ * ]	[ * ]
119	SAN DIEGO CA	SAN	[ * ]	[ * ]	[ * ]
120	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
121	SAN JOSE CA	SJC	[ * ]	[ * ]	[ * ]
122	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
123	SAVANNAH GA	SAV	[ * ]	[ * ]	[ * ]
124	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
125	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
126	SIOUX CITY IA	SUX	[ * ]	[ * ]	[ * ]
127	SOUIX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
128	SOUTH BEND IN	SBN	[ * ]	[ * ]	[ * ]
129	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
130	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
131	ST CLOUD MN	STC	[ * ]	[ * ]	[ * ]
132	ST LOUIS MO	STL	[ * ]	[ * ]	[ * ]
133	STEWART NY	SWF	[ * ]	[ * ]	[ * ]
134	SYRACUSE NY	SYR	[ * ]	[ * ]	[ * ]
135	TALLAHASSEE FL	TLH	[ * ]	[ * ]	[ * ]
136	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
137	TRAVERSE CITY MI	TVC	[ * ]	[ * ]	[ * ]
138	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
139	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
140	TWIN FALLS ID	TWF	[ * ]	[ * ]	[ * ]
141	WATERLOO IA	ALO	[ * ]	[ * ]	[ * ]
142	WAUSAU WI	CWA	[ * ]	[ * ]	[ * ]
143	WENATCHEE WA	EAT	[ * ]	[ * ]	[ * ]
144	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]
145	YAKIMA WA	YKM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

Option 1

Attachment 4

Operating Plan, Night Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	ANCHORAGE AK	ANC	D	D
5	APPLETON WI	ATW	D	D
6	ATLANTA GA	ATL	E	D
7	AUSTIN (Air Stop) TX	AUS	D	D
8	BALTIMORE MD	BWI	D	D
9	BANGOR ME	BGR	D	D
10	BATON ROUGE LA	BTR	D	D
11	BEND OR	RDM	D	Origin Only
12	BILLINGS MT	BIL	D	D
13	BIRMINGHAM AL	BHM	D	D
14	BISMARK ND	BIS	D	Origin Only
15	BOISE ID	BOI	E	F
16	BOSTON MA	BOS	D	D
17	BOZEMAN MT	BZN	D	Origin Only
18	BRISTOL TN / VA	TRI	D	Origin Only
19	BUFFALO NY	BUF	D	D
20	BURBANK CA	BUR	D	D
21	BURLINGTON VT	BTV	D	D
22	BUTTE MT	BTM	D	Origin Only
23	CASPER WY	CPR	D	Origin Only
24	CEDAR RAPIDS IA	CID	D	D
25	CHARLESTON WV	CRW	D	D
26	CHARLOTTE NC	CLT	D	D
27	CHATTANOOGA P&DC TN	CHA	D	D
28	CHEYENNE WY	CYS	D	Origin Only
29	CHICAGO IL	ORD	D	D
30	CINCINNATI OH	CVG	D	D
31	CLEVELAND OH	CLE	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
32	COLORADO SPRINGS CO	COS	D	D
33	COLUMBIA SC	CAE	D	D
34	COLUMBUS OH	CMH	D	D
35	DALLAS TX	DFW	D	D
36	DAYTON OH	DAY	D	D
37	DENVER CO	DEN	D	D
38	DES MOINES IA	DSM	D	D
39	DETROIT MI	DTW	D	D
40	DULLES VA	IAD	D	D
41	DULUTH MN	DLH	D	D
42	DURANGO CO	DRO	D	Origin Only
43	EL PASO TX	ELP	D	D
44	ELM NY	ELM	D	D
45	EUGENE OR	EUG	D	Origin Only
46	FAIRBANKS AK	FAI	D	Origin Only
47	FLINT P&DC MI	FNT	D	D
48	FORT MYERS P&DC FL	RSW	E	F
49	FORT WAYNE IN P&DC	FWA	D	D
50	FRESNO CA	FAT	D	D
51	FT LAUDERDALE FL	FLL	D	F
52	GRAND FORKS ND	GFK	D	D
53	GRAND JUNCTION CO	GJT	D	Origin Only
54	GRAND RAPIDS MI	GRR	D	D
55	GREAT FALLS MT	GTF	D	D
56	GREENSBORO NC	GSO	D	D
57	GREENVILLE SC	GSP	D	D
58	HARRISBURG PA	MDT	D	D
59	HARTFORD CT	BDL	D	D
60	HONOLULU HI	HNL	D	D
61	HOUSTON TX	IAH	D	D
62	HUNTSVILLE P&DF AL	HSV	D	D
63	INDIANAPOLIS IN	IND	D	D
64	JACKSON MS	JAN	C	C
65	JACKSONVILLE FL	JAX	E	F
66	JFK NY	JFK	BD	D
67	KALISPELL MT	FCA	D	Origin Only
68	KANSAS CITY MO	MCI	D	D
69	KNOXVILLE TN	TYS	D	D
70	LAS VEGAS NV	LAS	D	D
71	LITTLE ROCK AR	LIT	C	C
72	LONG BEACH CA	LGB	D	Origin Only
73	LOS ANGELES CA	LAX	D	D
74	LOUISVILLE KY	SDF	D	D
75	LUBBOCK TX	LBB	D	D
76	MADISON WI	MSN	D	D
77	MANCHESTER NH	MHT	D	D
78	MCALLEN TX	MFE	D	Origin Only
79	MEDFORD OR	MFR	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
80	MEMPHIS TN	MEM	D	D
81	MIAMI FL	MIA	D	F/D
82	MILWAUKEE WI	MKE	D	D
83	MINNEAPOLIS MN	MSP	D	D
84	MINOT ND	MOT	D	Origin Only
85	MISSOULA MT	MSO	D	Origin Only
86	MOBILE AL	MOB	D	D
87	NASHVILLE TN	BNA	D	D
88	NEW ORLEANS LA	MSY	D	D
89	NEWARK NJ	EWR	E	F
90	NORFOLK VA	ORF	D	D
91	OAKLAND CA	OAK	D	D
92	OKLAHOMA CITY OK	OKC	D	D
93	OMAHA NE	OMA	D	D
94	ONTARIO CA	ONT	D	D
95	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
96	ORLANDO FL	MCO	A	D
97	PALM BEACH FL	PBI	D	D (T-F) /G (Sat)
98	PASCO WA	PSC	D	Origin Only
99	PEORIA MPO IL	PIA	D	D
100	PHILADELPHIA PA	PHL	D	D
101	PHOENIX AZ	PHX	D	D
102	PITTSBURGH PA	PIT	D/E	D
103	POCATELLO ID	PIH	D	Origin Only
104	PORTLAND ME	PWM	D	D
105	PORTLAND OR	PDX	D	D
106	PRESQUE ISLE ME	PQI	D	D
107	PROVIDENCE RI	PVD	D	D
108	RALEIGH NC	RDU	D	D
109	RAPID CITY SD	RAP	D	Origin Only
110	RENO NV	RNO	D	D
111	RICHMOND VA	RIC	D	D
112	ROANOKE VA	ROA	D	D
113	ROCHESTER MN	RST	D	D
114	ROCHESTER NY	ROC	D	D
115	ROCK SPRINGS WY	RKS	D	Origin Only
116	SACRAMENTO CA	SMF	D	D
117	SALT LAKE CITY UT	SLC	E	F
118	SAN ANTONIO TX	SAT	D	D
119	SAN DIEGO CA	SAN	D	D
120	SAN FRANCISCO CA	SFO	E/D	F/D
121	SAN JOSE CA	SJC	D	D
122	SAN JUAN PR	SJU	D	D
123	SAVANNAH P&DF GA	SAV	D	D
124	SEATTLE WA	SEA	D	D
125	SHREVEPORT LA	SHV	D	D
126	SIOUX CITY IA	SUX	D	Origin Only
127	SOUIX FALLS SD	FSD	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
128	SOUTH BEND IN P&DC	SBN	D	D
129	SPOKANE WA	GEG	D	D
130	SPRINGFIELD MO	SGF	D	D
131	ST CLOUD MN	STC	D	Origin Only
132	ST LOUIS MO	STL	D	D
133	STEWART NY 125	SWF	D	D
134	SYRACUSE NY	SYR	D	D
135	TALLAHASSEE P&DF FL	TLH	D	D
136	TAMPA FL	TPA	A	D
137	TRAVERSE CITY MI	TVC	D	D
138	TUCSON AZ	TUS	D	D
139	TULSA OK	TUL	D	D
140	TWIN FALLS ID	TWF	D	Origin Only
141	WATERLOO IA	ALO	D	Origin Only
142	WAUSAU WI	CWA	D	D
143	WENATCHEE WA	EAT	D	Origin Only
144	WICHITA KS	ICT	D	D
145	YAKIMA WA	YKM	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday*	Required Delivery Time to Postal Service Sunday
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR**	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

Option 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A Postal Service Builds ULDs	F Aviation Supplier Unloads ULD into MTE

B Postal Service Transports ULDs to Ramp	G Aviation Supplier Builds ULDs

C Postal Service Tenders in MTE	H Aviation Supplier Delivers ULDs to Ramp

D Postal Service Picks Up MTE	I Aviation Supplier Picks Up ULDs from Plant

E Postal Service Deck Loads	J Aviation Supplier Delivers ULDs to Plant

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	A , B	H
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	A , B	H
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	A , B	H
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	A , B	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	A , B	Origin Only
75	SPRINGFIELD IL	SPI	A , B	Origin Only
76	ST. LOUIS MO	STL	A , B	H
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]
8	BOISE ID AMF	BOI	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]
22	FARGO ND	GFK	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]
38	MEMPHIS TN	MEM	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
39	MIAMI FL	MIA	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]
42	MOBILE AL	MOB	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]
62	ROCHESTER NY	ROC	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]
64	SALT LAKE CITY UT	SLC	[ * ]	[ * ]
65	SAN ANTONIO TX	SAT	[ * ]	[ * ]
66	SAN DIEGO CA	SAN	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]
68	SAN JUAN PR	SJU	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
2	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
3	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
4	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
5	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
6	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
7	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
8	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
9	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
10	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
11	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
12	CHICAGO IL	ORD	[ * ]	[ * ]	[ * ]
13	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
14	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
15	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
16	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
17	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
18	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
19	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]
20	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
21	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
22	FARGO ND P&DC	GFK	[ * ]	[ * ]	[ * ]
23	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
24	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
25	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
26	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
27	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
28	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
29	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
30	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
31	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
32	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
33	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
34	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
35	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
36	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
37	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
38	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]
39	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
40	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
41	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
42	MOBILE AL	BFM	[ * ]	[ * ]	[ * ]
43	NASHUA NH	MHT	[ * ]	[ * ]	[ * ]
44	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
45	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
46	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
47	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
48	NY METRO	JFK	[ * ]	[ * ]	[ * ]
49	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
50	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
51	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
52	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
53	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
54	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
55	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
56	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
57	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
58	QUAD CITIES IL	MLI	[ * ]	[ * ]	[ * ]
59	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
60	RENO NV	RNO	[ * ]	[ * ]	[ * ]
61	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
62	ROCHESTER	ROC	[ * ]	[ * ]	[ * ]
63	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
64	SALT LAKE CITY	SLC	[ * ]	[ * ]	[ * ]
65	SAN ANTONIO	SAT	[ * ]	[ * ]	[ * ]
66	SAN DIEGO	SAN	[ * ]	[ * ]	[ * ]
67	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
68	SAN JUAN PR**	SJU	[ * ]	[ * ]	[ * ]
69	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
70	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
71	SIOUX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
72	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
73	SPRINGFIELD MA	BDL	[ * ]	[ * ]	[ * ]
74	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
75	SPRINGFIELD IL	SPI	[ * ]	[ * ]	[ * ]
76	ST. LOUIS MO	STL	[ * ]	[ * ]	[ * ]
77	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
78	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
79	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
80	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

Option 1 and 2

Attachment 3

Operating Plan, Day Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE

B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs

C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp

D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant

E	Postal Service Deck Loads	J	Aviation Supplier Delivers ULDs to Plant

		K	Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	GFK	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	A , B	H
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

Option 1 and 2

Attachment 4

Operating Plan, Night Network

April 22, 2013

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[ * ]	[ * ]	[ * ]
2	ALBUQUERQUE NM	ABQ	[ * ]	[ * ]	[ * ]
3	ALLENTOWN PA	ABE	[ * ]	[ * ]	[ * ]
4	ANCHORAGE AK	ANC	[ * ]	[ * ]	[ * ]
5	APPLETON WI	ATW	[ * ]	[ * ]	[ * ]
6	ATLANTA GA	ATL	[ * ]	[ * ]	[ * ]
7	AUSTIN TX	AUS	[ * ]	[ * ]	[ * ]
8	BALTIMORE MD	BWI	[ * ]	[ * ]	[ * ]
9	BANGOR ME	BGR	[ * ]	[ * ]	[ * ]
10	BATON ROUGE LA	BTR	[ * ]	[ * ]	[ * ]
11	BEND OR	RDM	[ * ]	[ * ]	[ * ]
12	BILLINGS MT	BIL	[ * ]	[ * ]	[ * ]
13	BIRMINGHAM AL	BHM	[ * ]	[ * ]	[ * ]
14	BISMARK ND	BIS	[ * ]	[ * ]	[ * ]
15	BOISE ID	BOI	[ * ]	[ * ]	[ * ]
16	BOSTON MA	BOS	[ * ]	[ * ]	[ * ]
17	BOZEMAN MT	BZN	[ * ]	[ * ]	[ * ]
18	BRISTOL TN / VA	TRI	[ * ]	[ * ]	[ * ]
19	BUFFALO NY	BUF	[ * ]	[ * ]	[ * ]
20	BURBANK CA	BUR	[ * ]	[ * ]	[ * ]
21	BURLINGTON VT	BTV	[ * ]	[ * ]	[ * ]
22	BUTTE MT	BTM	[ * ]	[ * ]	[ * ]
23	CASPER WY	CPR	[ * ]	[ * ]	[ * ]
24	CEDAR RAPIDS IA	CID	[ * ]	[ * ]	[ * ]
25	CHARLESTON WV	CRW	[ * ]	[ * ]	[ * ]
26	CHARLOTTE NC	CLT	[ * ]	[ * ]	[ * ]
27	CHATTANOOGA TN	CHA	[ * ]	[ * ]	[ * ]
28	CHEYENNE WY	CYS	[ * ]	[ * ]	[ * ]
29	CHICAGO IL (O’Hare)	ORD	[ * ]	[ * ]	[ * ]
30	CINCINNATI OH	CVG	[ * ]	[ * ]	[ * ]
31	CLEVELAND OH	CLE	[ * ]	[ * ]	[ * ]
32	COLORADO SPRINGS CO	COS	[ * ]	[ * ]	[ * ]
33	COLUMBIA SC	CAE	[ * ]	[ * ]	[ * ]
34	COLUMBUS OH	CMH	[ * ]	[ * ]	[ * ]
35	DALLAS TX	DFW	[ * ]	[ * ]	[ * ]
36	DAYTON OH	DAY	[ * ]	[ * ]	[ * ]
37	DENVER CO	DEN	[ * ]	[ * ]	[ * ]
38	DES MOINES IA	DSM	[ * ]	[ * ]	[ * ]
39	DETROIT MI	DTW	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
40	DULLES VA	IAD	[ * ]	[ * ]	[ * ]
41	DULUTH MN	DLH	[ * ]	[ * ]	[ * ]
42	DURANGO CO	DRO	[ * ]	[ * ]	[ * ]
43	EL PASO TX	ELP	[ * ]	[ * ]	[ * ]
44	ELMIRA NY	ELM	[ * ]	[ * ]	[ * ]
45	EUGENE OR	EUG	[ * ]	[ * ]	[ * ]
46	FAIRBANKS AK	FAI	[ * ]	[ * ]	[ * ]
47	FLINT MI	FNT	[ * ]	[ * ]	[ * ]
48	FORT MYERS FL	RSW	[ * ]	[ * ]	[ * ]
49	FORT WAYNE IN	FWA	[ * ]	[ * ]	[ * ]
50	FRESNO CA	FAT	[ * ]	[ * ]	[ * ]
51	FT LAUDERDALE FL	FLL	[ * ]	[ * ]	[ * ]
52	GRAND FORKS ND	GFK	[ * ]	[ * ]	[ * ]
53	GRAND JUNCTION CO	GJT	[ * ]	[ * ]	[ * ]
54	GRAND RAPIDS MI	GRR	[ * ]	[ * ]	[ * ]
55	GREAT FALLS MT	GTF	[ * ]	[ * ]	[ * ]
56	GREENSBORO NC	GSO	[ * ]	[ * ]	[ * ]
57	GREENVILLE SC	GSP	[ * ]	[ * ]	[ * ]
58	HARRISBURG PA	MDT	[ * ]	[ * ]	[ * ]
59	HARTFORD CT	BDL	[ * ]	[ * ]	[ * ]
60	HONOLULU HI	HNL	[ * ]	[ * ]	[ * ]
61	HOUSTON TX	IAH	[ * ]	[ * ]	[ * ]
62	HUNTSVILLE AL	HSV	[ * ]	[ * ]	[ * ]
63	INDIANAPOLIS IN	IND	[ * ]	[ * ]	[ * ]
64	JACKSON MS	JAN	[ * ]	[ * ]	[ * ]
65	JACKSONVILLE FL	JAX	[ * ]	[ * ]	[ * ]
66	JFK NY	JFK	[ * ]	[ * ]	[ * ]
67	KALISPELL MT	FCA	[ * ]	[ * ]	[ * ]
68	KANSAS CITY MO	MCI	[ * ]	[ * ]	[ * ]
69	KNOXVILLE TN	TYS	[ * ]	[ * ]	[ * ]
70	LAS VEGAS NV	LAS	[ * ]	[ * ]	[ * ]
71	LITTLE ROCK AR	LIT	[ * ]	[ * ]	[ * ]
72	LONG BEACH CA	LGB	[ * ]	[ * ]	[ * ]
73	LOS ANGELES CA	LAX	[ * ]	[ * ]	[ * ]
74	LOUISVILLE KY	SDF	[ * ]	[ * ]	[ * ]
75	LUBBOCK TX	LBB	[ * ]	[ * ]	[ * ]
76	MADISON WI	MSN	[ * ]	[ * ]	[ * ]
77	MANCHESTER NH	MHT	[ * ]	[ * ]	[ * ]
78	MCALLEN TX	MFE	[ * ]	[ * ]	[ * ]
79	MEDFORD OR	MFR	[ * ]	[ * ]	[ * ]
80	MEMPHIS TN	MEM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
81	MIAMI FL	MIA	[ * ]	[ * ]	[ * ]
82	MILWAUKEE WI	MKE	[ * ]	[ * ]	[ * ]
83	MINNEAPOLIS MN	MSP	[ * ]	[ * ]	[ * ]
84	MINOT ND	MOT	[ * ]	[ * ]	[ * ]
85	MISSOULA MT	MSO	[ * ]	[ * ]	[ * ]
86	MOBILE AL	MOB	[ * ]	[ * ]	[ * ]
87	NASHVILLE TN	BNA	[ * ]	[ * ]	[ * ]
88	NEW ORLEANS LA	MSY	[ * ]	[ * ]	[ * ]
89	NEWARK NJ	EWR	[ * ]	[ * ]	[ * ]
90	NORFOLK VA	ORF	[ * ]	[ * ]	[ * ]
91	OAKLAND CA	OAK	[ * ]	[ * ]	[ * ]
92	OKLAHOMA CITY OK	OKC	[ * ]	[ * ]	[ * ]
93	OMAHA NE	OMA	[ * ]	[ * ]	[ * ]
94	ONTARIO CA	ONT	[ * ]	[ * ]	[ * ]
95	ORANGE CNTY AIRPORT	SNA	[ * ]	[ * ]	[ * ]
96	ORLANDO FL	MCO	[ * ]	[ * ]	[ * ]
97	PALM BEACH FL	PBI	[ * ]	[ * ]	[ * ]
98	PASCO WA	PSC	[ * ]	[ * ]	[ * ]
99	PEORIA IL	PIA	[ * ]	[ * ]	[ * ]
100	PHILADELPHIA PA	PHL	[ * ]	[ * ]	[ * ]
101	PHOENIX AZ	PHX	[ * ]	[ * ]	[ * ]
102	PITTSBURGH PA	PIT	[ * ]	[ * ]	[ * ]
103	POCATELLO ID	PIH	[ * ]	[ * ]	[ * ]
104	PORTLAND ME	PWM	[ * ]	[ * ]	[ * ]
105	PORTLAND OR	PDX	[ * ]	[ * ]	[ * ]
106	PRESQUE ISLE ME	PQI	[ * ]	[ * ]	[ * ]
107	PROVIDENCE RI	PVD	[ * ]	[ * ]	[ * ]
108	RALEIGH NC	RDU	[ * ]	[ * ]	[ * ]
109	RAPID CITY SD	RAP	[ * ]	[ * ]	[ * ]
110	RENO NV	RNO	[ * ]	[ * ]	[ * ]
111	RICHMOND VA	RIC	[ * ]	[ * ]	[ * ]
112	ROANOKE VA	ROA	[ * ]	[ * ]	[ * ]
113	ROCHESTER MN	RST	[ * ]	[ * ]	[ * ]
114	ROCHESTER NY	ROC	[ * ]	[ * ]	[ * ]
115	ROCK SPRINGS WY	RKS	[ * ]	[ * ]	[ * ]
116	SACRAMENTO CA	SMF	[ * ]	[ * ]	[ * ]
117	SALT LAKE CITY UT	SLC	[ * ]	[ * ]	[ * ]
118	SAN ANTONIO TX	SAT	[ * ]	[ * ]	[ * ]
119	SAN DIEGO CA	SAN	[ * ]	[ * ]	[ * ]
120	SAN FRANCISCO CA	SFO	[ * ]	[ * ]	[ * ]
121	SAN JOSE CA	SJC	[ * ]	[ * ]	[ * ]
122	SAN JUAN PR	SJU	[ * ]	[ * ]	[ * ]
123	SAVANNAH GA	SAV	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
124	SEATTLE WA	SEA	[ * ]	[ * ]	[ * ]
125	SHREVEPORT LA	SHV	[ * ]	[ * ]	[ * ]
126	SIOUX CITY IA	SUX	[ * ]	[ * ]	[ * ]
127	SOUIX FALLS SD	FSD	[ * ]	[ * ]	[ * ]
128	SOUTH BEND IN	SBN	[ * ]	[ * ]	[ * ]
129	SPOKANE WA	GEG	[ * ]	[ * ]	[ * ]
130	SPRINGFIELD MO	SGF	[ * ]	[ * ]	[ * ]
131	ST CLOUD MN	STC	[ * ]	[ * ]	[ * ]
132	ST LOUIS MO	STL	[ * ]	[ * ]	[ * ]
133	STEWART NY	SWF	[ * ]	[ * ]	[ * ]
134	SYRACUSE NY	SYR	[ * ]	[ * ]	[ * ]
135	TALLAHASSEE FL	TLH	[ * ]	[ * ]	[ * ]
136	TAMPA FL	TPA	[ * ]	[ * ]	[ * ]
137	TRAVERSE CITY MI	TVC	[ * ]	[ * ]	[ * ]
138	TUCSON AZ	TUS	[ * ]	[ * ]	[ * ]
139	TULSA OK	TUL	[ * ]	[ * ]	[ * ]
140	TWIN FALLS ID	TWF	[ * ]	[ * ]	[ * ]
141	WATERLOO IA	ALO	[ * ]	[ * ]	[ * ]
142	WAUSAU WI	CWA	[ * ]	[ * ]	[ * ]
143	WENATCHEE WA	EAT	[ * ]	[ * ]	[ * ]
144	WICHITA KS	ICT	[ * ]	[ * ]	[ * ]
145	YAKIMA WA	YKM	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

Option 1 and 2

Attachment 4

Operating Plan, Night Network

April 22, 2013

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	ANCHORAGE AK	ANC	D	D
5	APPLETON WI	ATW	D	D
6	ATLANTA GA	ATL	E	D
7	AUSTIN (Air Stop) TX	AUS	D	D
8	BALTIMORE MD	BWI	D	D
9	BANGOR ME	BGR	D	D
10	BATON ROUGE LA	BTR	D	D
11	BEND OR	RDM	D	Origin Only
12	BILLINGS MT	BIL	D	D
13	BIRMINGHAM AL	BHM	D	D
14	BISMARK ND	BIS	D	Origin Only
15	BOISE ID	BOI	E	F
16	BOSTON MA	BOS	D	D
17	BOZEMAN MT	BZN	D	Origin Only
18	BRISTOL TN / VA	TRI	D	Origin Only
19	BUFFALO NY	BUF	D	D
20	BURBANK CA	BUR	D	D
21	BURLINGTON VT	BTV	D	D
22	BUTTE MT	BTM	D	Origin Only
23	CASPER WY	CPR	D	Origin Only
24	CEDAR RAPIDS IA	CID	D	D
25	CHARLESTON WV	CRW	D	D
26	CHARLOTTE NC	CLT	D	D
27	CHATTANOOGA P&DC TN	CHA	D	D
28	CHEYENNE WY	CYS	D	Origin Only
29	CHICAGO IL	ORD	D	D
30	CINCINNATI OH	CVG	D	D
31	CLEVELAND OH	CLE	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
32	COLORADO SPRINGS CO	COS	D	D
33	COLUMBIA SC	CAE	D	D
34	COLUMBUS OH	CMH	D	D
35	DALLAS TX	DFW	D	D
36	DAYTON OH	DAY	D	D
37	DENVER CO	DEN	D	D
38	DES MOINES IA	DSM	D	D
39	DETROIT MI	DTW	D	D
40	DULLES VA	IAD	D	D
41	DULUTH MN	DLH	D	D
42	DURANGO CO	DRO	D	Origin Only
43	EL PASO TX	ELP	D	D
44	ELM NY	ELM	D	D
45	EUGENE OR	EUG	D	Origin Only
46	FAIRBANKS AK	FAI	D	Origin Only
47	FLINT P&DC MI	FNT	D	D
48	FORT MYERS P&DC FL	RSW	E	F
49	FORT WAYNE IN P&DC	FWA	D	D
50	FRESNO CA	FAT	D	D
51	FT LAUDERDALE FL	FLL	D	F
52	GRAND FORKS ND	GFK	D	D
53	GRAND JUNCTION CO	GJT	D	Origin Only
54	GRAND RAPIDS MI	GRR	D	D
55	GREAT FALLS MT	GTF	D	D
56	GREENSBORO NC	GSO	D	D
57	GREENVILLE SC	GSP	D	D
58	HARRISBURG PA	MDT	D	D
59	HARTFORD CT	BDL	D	D
60	HONOLULU HI	HNL	D	D
61	HOUSTON TX	IAH	D	D
62	HUNTSVILLE P&DF AL	HSV	D	D
63	INDIANAPOLIS IN	IND	D	D
64	JACKSON MS	JAN	C	C
65	JACKSONVILLE FL	JAX	E	F
66	JFK NY	JFK	BD	D
67	KALISPELL MT	FCA	D	Origin Only
68	KANSAS CITY MO	MCI	D	D
69	KNOXVILLE TN	TYS	D	D
70	LAS VEGAS NV	LAS	D	D
71	LITTLE ROCK AR	LIT	C	C
72	LONG BEACH CA	LGB	D	Origin Only
73	LOS ANGELES CA	LAX	D	D
74	LOUISVILLE KY	SDF	D	D
75	LUBBOCK TX	LBB	D	D
76	MADISON WI	MSN	D	D
77	MANCHESTER NH	MHT	D	D
78	MCALLEN TX	MFE	D	Origin Only
79	MEDFORD OR	MFR	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
80	MEMPHIS TN	MEM	D	D
81	MIAMI FL	MIA	D	F/D
82	MILWAUKEE WI	MKE	D	D
83	MINNEAPOLIS MN	MSP	D	D
84	MINOT ND	MOT	D	Origin Only
85	MISSOULA MT	MSO	D	Origin Only
86	MOBILE AL	MOB	D	D
87	NASHVILLE TN	BNA	D	D
88	NEW ORLEANS LA	MSY	D	D
89	NEWARK NJ	EWR	E	F
90	NORFOLK VA	ORF	D	D
91	OAKLAND CA	OAK	D	D
92	OKLAHOMA CITY OK	OKC	D	D
93	OMAHA NE	OMA	D	D
94	ONTARIO CA	ONT	D	D
95	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
96	ORLANDO FL	MCO	A	D
97	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
98	PASCO WA	PSC	D	Origin Only
99	PEORIA MPO IL	PIA	D	D
100	PHILADELPHIA PA	PHL	D	D
101	PHOENIX AZ	PHX	D	D
102	PITTSBURGH PA	PIT	D/E	D
103	POCATELLO ID	PIH	D	Origin Only
104	PORTLAND ME	PWM	D	D
105	PORTLAND OR	PDX	D	D
106	PRESQUE ISLE ME	PQI	D	D
107	PROVIDENCE RI	PVD	D	D
108	RALEIGH NC	RDU	D	D
109	RAPID CITY SD	RAP	D	Origin Only
110	RENO NV	RNO	D	D
111	RICHMOND VA	RIC	D	D
112	ROANOKE VA	ROA	D	D
113	ROCHESTER MN	RST	D	D
114	ROCHESTER NY	ROC	D	D
115	ROCK SPRINGS WY	RKS	D	Origin Only
116	SACRAMENTO CA	SMF	D	D
117	SALT LAKE CITY UT	SLC	E	F
118	SAN ANTONIO TX	SAT	D	D
119	SAN DIEGO CA	SAN	D	D
120	SAN FRANCISCO CA	SFO	E/D	F/D
121	SAN JOSE CA	SJC	D	D
122	SAN JUAN PR	SJU	D	D
123	SAVANNAH P&DF GA	SAV	D	D
124	SEATTLE WA	SEA	D	D
125	SHREVEPORT LA	SHV	D	D
126	SIOUX CITY IA	SUX	D	Origin Only
127	SOUIX FALLS SD	FSD	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Option 1 and 2

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
128	SOUTH BEND IN P&DC	SBN	D	D
129	SPOKANE WA	GEG	D	D
130	SPRINGFIELD MO	SGF	D	D
131	ST CLOUD MN	STC	D	Origin Only
132	ST LOUIS MO	STL	D	D
133	STEWART NY 125	SWF	D	D
134	SYRACUSE NY	SYR	D	D
135	TALLAHASSEE P&DF FL	TLH	D	D
136	TAMPA FL	TPA	A	D
137	TRAVERSE CITY MI	TVC	D	D
138	TUCSON AZ	TUS	D	D
139	TULSA OK	TUL	D	D
140	TWIN FALLS ID	TWF	D	Origin Only
141	WATERLOO IA	ALO	D	Origin Only
142	WAUSAU WI	CWA	D	D
143	WENATCHEE WA	EAT	D	Origin Only
144	WICHITA KS	ICT	D	D
145	YAKIMA WA	YKM	D	Origin Only

United States Postal Service

Air Cargo Network

Volume 1

Solicitation Number: 5A-12-A-0024

November 6, 2012

Issued By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P650

Washington DC 20260-0650

This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service – in whole or in part – for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of – or in connection with – the submission of such data, the Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service’s right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in all sheets as marked.

United States Postal Service Air Cargo Network Volume 1 November 6, 2012

1.0	SUPPLIER ELIGIBILITY	1

1.1	14 CFR PART 121 AIR CARRIER CERTIFICATION	1
1.2	FLIGHT ORIGINS AND DESTINATIONS (ATTACHMENTS 2, 3, 4)	3
1.3	TRANSPORT OF LIVE ANIMALS (DMM 601.9.3)	3
1.4	TRANSPORT OF HAZARDOUS MATERIAL (DMM 601.10.0)	3
1.5	TRANSPORT OF PERISHABLES (DMM 601.9.0)	3
1.6	SCANNING AND DATA EXCHANGE (ATTACHMENT 7)	3
1.7	ELIGIBILITY STATUS	4

2.0	SUPPLIER CAPABILITY	5

2.1	ABILITY TO MEET REQUIRED DELIVERY SCHEDULE	6
2.2	AIR FLEET EQUIPMENT DESCRIPTION	7
2.2.1	Age of Air Fleet	8
2.2.2	Fuel Efficiency of Air Fleet	8
2.2.3	Aircraft Modernization Plan	8
2.3	GROUND HANDLING AND SORTING OPERATIONS	9
2.4	INTEGRITY AND BUSINESS ETHICS RECORD	10
2.5	ORGANIZATION	11
2.5.1	Organization Structure	11
2.5.2	Experience	12
2.5.3	Accounting and Operational Controls	12
2.5.4	Technical Skills	12
2.5.5	Production and Property Controls	13
2.6	FINANCIAL CONDITION	13

3.0	MANAGEMENT PLAN	14

3.1	DAILY OPERATIONS MANAGEMENT PLAN	14
3.1.1	Late Arriving Aircraft and Trucks (Originating and Destinating)	14
3.1.2	Early Arriving Aircraft and Trucks	14
3.1.3	Mail Arriving Out of Normal Sequence	14
3.1.4	Trucks Not On-Site for Dispatch	14
3.1.5	Inclement Weather During Operations	15
3.1.6	Protection of Mail During Inclement Weather	15
3.1.7	Labor Actions	15
3.1.8	Inadequate Staffing	15
3.1.9	Inability to Complete All Loading	16
3.1.10	Overflow Mail	16
3.1.11	Less Mail Transportation Equipment (MTE) Than Required	16
3.1.12	Damaged/Non Airworthy Containers	16
3.1.13	Damaged Surface Containers	16
3.1.14	Damaged or Non-Labeled Mail	16

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3.1.15	Plan and Schedule Changes	17
3.1.16	Loose Load Mail	17
3.1.17	HAZMAT – Acceptable and Non-acceptable Pieces	17
3.1.18	Handling and Staging of Live Animals	18
3.1.19	Assisting Aviation Supplier in Container Positioning	18
3.1.20	Assisting Aviation Supplier in Maintaining Open Lines of Communication	18
3.1.21	Supplies Maintenance	18
3.1.22	Power Losses	18
3.1.23	Natural Disasters	18
3.1.24	Equipment Breakdowns	18
3.1.25	Airport Closings	19
3.1.26	Air Traffic Control (ATC) Impact Mitigation Plan	19
3.1.27	Not Listed But of Equal Importance – Other Factors Impacting FedEx	19
3.2	KEY PERSONNEL	19
3.3	TRAINING OF PERSONNEL	19
3.4	UPDATES TO MANAGEMENT PLAN	19

4.0	PAST PERFORMANCE	20

4.1	RECORD OF CONFORMANCE TO CONTRACT REQUIREMENTS	21
4.2	RECORD OF FEDEX ON-TIME PERFORMANCE	21
4.3	ESTABLISHED PRODUCTIVE BUSINESS RELATIONS	21
4.3.1	Cooperation and Commitment to Customer Satisfaction	22
4.3.2	Governance and Code of Business Conduct and Ethics	22
4.4	CURRENT OR RECENT POSTAL SERVICE CONTRACTS AND ON-TIME PERFORMANCE RATES	23
4.5	NON-POSTAL CONTRACTS OF SIMILAR SIZE, SCOPE, AND NATURE AS IN THIS SOLICITATION	23

5.0	SECURITY PLAN	24

5.1	ESTABLISH COORDINATION	24
5.2	IMPLEMENTATION, ADMINISTRATION, AND MAINTENANCE ACTIVITIES	25
5.2.1	Communication	25
5.2.2	Investigations	25
5.2.3	Criminal and Administrative Proceedings	25
5.2.4	Access to FedEx Operations, Facilities, Personnel and Loss Data	26
5.2.5	Surveillance Operations	26
5.2.6	Undercover Operations	26
5.2.7	Contingency Planning and Notification	26
5.2.8	Overgoods Operations	26
5.2.9	Protection and Disclosure of Information from Investigations	26
5.2.10	Noninterference	27
5.2.11	Modifications	27
5.3	CONFORMANCE WITH FEDERAL AVIATION ADMINISTRATION (FAA), TRANSPORTATION SECURITY ADMINISTRATION (TSA), AND LOCAL AIRPORT AUTHORITY	27
5.4	PROTECTION AND SAFEGUARD OF U.S. MAILS	27

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5.5	PERSONNEL SCREENING PROCEDURES	28
5.6	PERSONNEL SECURITY TRAINING	28
5.7	SECURITY BREACH PROCEDURES	28

6.0	SUSTAINABILITY PLAN	29

6.1	ENVIRONMENTAL INITIATIVES	29
6.1.1	Collaborative Efforts with Postal Service	29
6.2	CURRENT SUSTAINABILITY INITIATIVES AND METRICS	29
6.2.1	Greenhouse Gas Emission Estimates Via Air and Ground Transport	32
6.3	INDEPENDENT VERIFICATION	32
6.4	EMISSIONS REPORTING AND FREQUENCY	32
6.4.1	Reporting	32
6.4.2	Meetings	32
6.5	SUSTAINABILITY REPORTS	32

7.0	SUBCONTRACTING PLAN (PROVISIONS 3-1, 4-1, 4-2, CLAUSES 3-1, 3-2)	33

7.1	SUBCONTRACTING GOALS	33
7.2	TOTAL DOLLARS SUBCONTRACTED BY TYPE	33
7.3	DESCRIPTION OF SUBCONTRACTED SUPPLIES AND SERVICES	33
7.4	METHOD USED TO DEVELOP SUBCONTRACTING GOALS	34
7.5	METHOD USED TO IDENTIFY POTENTIAL SOURCES	34
7.6	INDIRECT COST STATEMENT	34
7.7	SUBCONTRACTING PROGRAM ADMINISTRATOR	34
7.8	SUBCONTRACTING PLAN FLOWDOWN	36
7.9	RECORDKEEPING	36
7.10	REPORTS	36

SUSTAINABILITY REPORT		1

List of Figures

FIGURE 1-1. AIR CARRIER CERTIFICATE	2
FIGURE 1-2. SAMPLE D&R TAG	3
FIGURE 1-3. POSTAL SERVICE–ACCEPTED EDI STANDARDS FOR SCANNING AND DATA TRANSMISSIONS	4
FIGURE 1-4. POSTAL SERVICE-FEDEX EDI NETWORK HIGHLIGHTS	4
FIGURE 2-1. FEDEX HAS RECEIVED MANY AWARDS	5
FIGURE 2-2. FEDEX KEY DIFFERENTIATORS	6
FIGURE 2-3. CURRENT FEDEX AIR FLEET TOTALS AND PAYLOAD	7
FIGURE 2-4. TOTALS OF FEDEX AIR FLEET MODELS AND AVERAGE AGE OF EACH MODEL (AS OF OCT. 28, 2012)	8
FIGURE 2-5. FUEL EFFICIENCY OF AIR FLEET (AS OF OCT. 28, 2012)	8
FIGURE 2-6. FEDEX AIRCRAFT MODERNIZATION SCHEDULE	9
FIGURE 2-7. FEDEX AIR TRANSPORT MAIL DELIVERY SERVICE PROCESS	10
FIGURE 2-8. THE CUSTOMER-FOCUSED FEDEX MAIL SERVICE DELIVERY TEAM	11
FIGURE 3-1. FEDEX EXPERIENCE TRANSPORTING LIVES	18

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FIGURE 3-2. OMAHA AIRPORT UNDER WATER
FIGURE 4-1. PAST PERFORMANCE CONTRACT HIGHLIGHTS	21
FIGURE 4-2. FEDEX AVERAGE DAY DELIVERY
FIGURE 4-3. FEDEX AVERAGE DAY DELIVERY
FIGURE 4-4. FEDEX HIERARCHY OF HORRORS
FIGURE 5-1. FEDEX POSTAL TRANSPORTATION MANAGEMENT SECURITY ORGANIZATION	25
FIGURE 5-2. SECURITY PROCESS, PROCEDURES, AND POLICIES
FIGURE 6-1. FEDEX COMMITMENT – RECYCLED MATERIAL	31
FIGURE 7-1. FEDEX SUBCONTRACTING GOALS FOR FY 13	33
FIGURE 7-2. SUBCONTRACTING PROGRAM ADMINISTRATOR	35

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012

1.0 Supplier Eligibility

FedEx views the Postal Service Transportation Agreement – the current contract between FedEx and the Postal Service – as a strategic alliance providing the Postal Service with cost effective and reliable service while providing FedEx increased asset utilization.

Federal Express Corporation (FedEx), a wholly owned subsidiary of FedEx Corporation, submits this proposal in support of the United States Postal Service’s (Postal Service) request for proposal (RFP) number 5A-12-A-0024. This solicitation is for the purchase of air transportation and ancillary services for mail to and from destinations within the contiguous 48 states, and non-contiguous areas, including Alaska, Hawaii, Puerto Rico, and the Virgin Islands. We have had the privilege of providing the same services over the past 12 years. As this proposal volume demonstrates, FedEx is fully capable of providing continued reliable service and is committed to continuing our history as a supportive business partner of the Postal Service going forward. Since 2001, the Postal Service has benefited from the operational efficiencies of our nationwide service in improving its on-time performance record.

Our proposal proves that we are the reliable, most cost effective, and dependable business partner for the Postal Service in support of this contract. FedEx was founded as an airline and operates the world’s largest, most capable fleet of cargo aircraft. This fleet amply meets the Postal Service’s aviation requirements with reliable and dependable service.

As PricewaterhouseCoopers (PwC) noted and the Postal Service presented in its January 7, 2001 “Justification for Noncompetitive Purchase with Federal Express Corporation” (“Justification”), FedEx “is uniquely” qualified to support the Postal Service as a sole source contractor for air transportation services of U.S. Mail. We remain uniquely qualified to provide the required Air Cargo Network (ACN) services going forward for the next 7 years.

1.1 14 CFR Part 121 Air Carrier Certification

Figure 1-1 provides proof that FedEx meets the 14 CFR Part 121 Air Carrier Certification requirements. We are authorized to operate as an air carrier and conduct common carriage operations in accordance with the Federal Aviation Act of 1958.

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012

Air Carrier Certificate

This certifies that

Federal Express Corporation

d/b/a FedEx Express

3620 Hacks Cross Road

Building B, Third Floor

Memphis, TN 38125

has met the requirements of the Federal Aviation Act of 1958, as amended, and the rules, regulations, and standards prescribed thereunder for the issuance of this certificate and is hereby authorized to operate as an air carrier and conduct common carriage operations in accordance with said Act and the rules, regulations, and standards prescribed thereunder and the terms, conditions, and limitations contained in the approved operations specifications.

This certificate is not transferable and, unless sooner surrendered, suspended, or revoked, shall continue in effect indefinitely.

By Direction of the Administrator.

Certificate number: FDEA 140A	/s/ Larry Richards

Larry Richards
(Signature)

Effective date: March 7, 1972	Division Manager
Amended Date: October 18, 2010	(Title)

Issued at: Memphis, Tennessee	ACE-200
(Region/Office)

FAA Form 8430-18 (6-87)

Figure 1-1. Air Carrier Certificate

FedEx has been a certified air carrier since 1973, when we began service as an airline.

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012

1.2 Flight Origins and Destinations (Attachments 2, 3, 4)

FedEx will meet the Postal Service’s flight origin and destination requirements requested in Attachments 2, 3, and 4 of the RFP to transport mail on all flights and between all origins and destinations. Our response is included in Attachment 12, Tender and Delivery Time Commitment. As we have consistently shown in our 12 years of outstanding performance, we are fully capable of meeting the requirements.

1.3 Transport of Live Animals (DMM 601.9.3)

FedEx’s policy for transporting live animals is in accordance with the requirements set forth in the Domestic Mail Manual (DMM) 601.9.3, Live Animals. We have transported more than [ * ] pieces of live and perishable items over the past 12 months. We have a proven record of successfully handling the challenges of transporting “lives” ranging from baby chicks, to bees, to pandas.

1.4 Transport of Hazardous Material (DMM 601.10.0)

FedEx will transport hazardous materials (HAZMAT) for parcels that meet the air transportation requirements established in DMM 601.10.0 and other Department of Transportation (DOT) regulations. FedEx has accepted Postal Service Inaccessible Dangerous Goods (IDG) since October 2006.

Planned dangerous goods shipments from the Postal Service are IDG shipments only. Current acceptance procedures for all dangerous goods must be followed when receiving dangerous goods (DG) shipments from the Postal Service. All dangerous goods will be inspected by a dangerous goods specialist before the shipment can be accepted into the FedEx system. Operations will ensure that a dangerous goods specialist is available at the tender locations to inspect and accept dangerous goods tendered by the Postal Service.

1.5 Transport of Perishables (DMM 601.9.0)

FedEx will transport perishables in accordance with the provisions of DMM 601.9.0. Transporting perishables presents multiple challenges because of the special packaging and handling required. The packaging, handling, and transport equipment for perishable foods varies considerably, and this complicates loading decisions. The length of time a product will be in transit also affects loading decisions. FedEx will take every precaution to ensure that all of the transit requirements for the individual commodity are met for maximum shelf life.

1.6 Scanning and Data Exchange (Attachment 7)

Dispatch and Routing Tags

FedEx certifies that it is capable of scanning Postal Service bar-coded Dispatch & Routing (D&R) tags (Figure 1-2) that are Electronic Data Interchange (EDI)-compliant (pursuant to the guidelines set forth in Attachment 7 of the RFP) to facilitate the exchange of data with the Postal Service. Under the current contract, we scan on average more than [ * ] tags per day.

Figure 1-2. Sample

D&R Tag

Bar codes ensure accurate

and timely data capture.

EDI Compliance

FedEx will transmit and receive status and operational data according to the EDI standards specified in the solicitation, Attachment 7, Electronic Data Interchange Service Requirements. Additionally, we will transmit payment information using the Attachment 7 standards for financial data. We will use the standards shown in Figure 1-3 for transactions of volume and relevant scans with the Postal Service.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012

Figure 1-3. Postal Service–Accepted EDI Standards for Scanning and Data Transmissions

FedEx will use the EDI standards for status and operational data as well as payment information transmission with the Postal Service.

Standard	Purpose
CARDIT	To convey detailed information about domestic shipments.
RESDIT	To receive status information at the handling unit level for domestic mail shipments.
INVOIC ADV	Message claiming payment for goods and services supplied under agreed upon conditions; serves also as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide invoice advice to its transport providers of the items, which comprise amounts payable for transportation services.
CLAIMS	Message claiming payment for goods and services supplied under agreed-upon conditions; serves also as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide mechanism for its transport providers to report claims for the mail handling items which comprise amounts payable for transportation services.

EDI based on UN/EDIFACT format is technology that is ideal for the high volume of transactions that will be processed on this contract. FedEx owns the world’s largest private digitized network, FedExNet®, that allows us to easily accommodate large data streams. We will use FedExNet®, a proprietary private value-added network (VAN) for business-to-business data exchange. We have successfully used the FedExNet® VAN for the Postal Service since 2001 to transmit and receive operational and status data, as well as payment data. We are familiar with the Attachment 7 EDI requirements and standards as we have used CARDIT and RESDIT protocols extensively since 2005 for international postal customers.

We will transmit the status and operational data, as well as payment data, over the VAN, as shown in Figure 1-4. Primary files on the FedEx side reside in the Scanning Database which stores and transmits scans and service files (shown as SRS, Summary Reporting System) and the Transportation Agreement Revenue Database which stores invoice and reconciliation files (shown as REV). With EDI, Postal Service will receive the invoice and reconciliation data from FedEx via a secure mailbox on FedEx Net®.

Figure 1-4. Postal Service-FedEx EDI Network Highlights

FedEx has the experience and infrastructure to fully execute Postal Service–accepted EDI standards.

FedEx will transmit and receive status and operational data according to the EDI standards as required in the solicitation, Attachment 7, Electronic Data Interchange Service Requirements. Additionally, we will transmit payment information using the Attachment 7 standards for financial data. Available data will be transmitted at 15-minute intervals in the appropriate EDI format.

1.7 Eligibility Status

FedEx is qualified and eligible to receive an award under applicable laws and regulations. FedEx has not been suspended, debarred, or otherwise declared ineligible to receive an award of business. Additionally, we are registered on the System for Award Management (SAM) as a qualified and eligible Federal Contractor.

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2.0 Supplier Capability

As one of the most reliable, dependable airlines, FedEx has the largest air cargo fleet in the world, with a record of successfully supporting the Postal Service since 2001. We have ample capabilities and resources to meet or exceed the requirements of this contract.

FedEx will continue to offer the Postal Service best-in-class mail solutions that include reliable service, advanced technology, operational strength, and network efficiency. As the world’s largest express transportation company, FedEx offers transportation solutions to 100% of the U.S. population. Within the FedEx corporate culture, our main focus is on each customer’s requirements and how we can help improve customer operational efficiencies. Our services and programs help the Postal Service optimize and streamline U.S. domestic transportation processes in the short term and long term through cooperative continuous improvement projects.

FedEx’s highest priority is to focus on our customers. Our founder, Frederick W. Smith, began FedEx in 1973 with several concepts relatively new to the business world. One of these concepts introduced a corporate culture that embraced and focused – one hundred percent – on the unique needs of each of our customers. This corporate culture is still embedded in each activity that every FedEx employee performs and for which they are trained. In the same way, innovation, performance, and customer satisfaction are at the forefront of the Postal Service’s objectives. FedEx has also embraced these strategic objectives and has demonstrated an ongoing determination to assist the Postal Service in optimizing and streamlining its network. A few of our industry-recognized awards are highlighted in Figure 2-1. Our record of reliability has earned FedEx the reputation as one of the “World’s Most Admired Companies” (Fortune magazine). In 2012, FedEx ranked 6th in the Fortune list – the 11th consecutive year that we have been ranked in the top 20 on the list.

Figure 2-1. FedEx Has Received Many Awards

We have consistently won awards across all areas of our company’s performance.

FedEx has all the resources required to more than adequately perform the work required under the Postal Service’s ACN solicitation. As the long-time contractor of similar services for the Postal Service, FedEx has the capability to continue operations on the effective date of award as required by the delivery schedule.

The FedEx outstanding differentiators for the Postal Service are summarized in Figure 2-2. Our superior capabilities are further validated and supported by the certification of our Quality Management System to the International Organization for Standards (ISO) 9001:2008 standard and our recognition as a recipient of the prestigious Malcolm Baldrige Quality Award – we were the first service organization to win this award.

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Figure 2-2. FedEx Key Differentiators

FedEx has a number of key differentiators for operation of the Postal Service Air Cargo Network.

FedEx Key Services	Differentiators
Air Cargo Network: FedEx has the world’s largest cargo aircraft fleet to meet the Postal Service’s aviation requirements with reliable and dependable service.

•   With more than 634 aircraft, FedEx has the world’s largest fleet of cargo aircraft.

•   We are the only company with proven experience supporting requirements of size, scope, and scale of the Postal Service ACN procurement.

•   FedEx is the only aviation supplier with staffed operating bases at all ACN Day Network airports.

•   FedEx is the only aviation supplier to the Postal Service that operates 24/7 with no exclusion for holiday surge and weekend support.

•   Our ISO 9001:2008 Certification was renewed for 2012.

•   The FedEx fleet includes more than 26 trunk and more than 31 feeder spare aircraft that are strategically placed throughout North America to protect service.

Management: FedEx possesses the skill, financial depth, and management tools required to engage and deliver on cost, schedule, and performance expectations.

•   FedEx uses our Quality Driven Management (QDM) approach. Our methods are built on the proven premise that higher quality lowers costs, improves service levels, and enhances the customer experience.

•   Over time, QDM has contributed to FedEx being the 6th most admired company on Fortune’s World’s Most Admired Companies list and No. 7 on the Reputation Institute’s list of socially responsible firms in the United States.

•   FedEx’s leading edge technologies (scanning, data transmission, and communications) will deliver superior aviation support to the Postal Service.

•   FedEx was the first service company to win the Malcolm Baldrige Quality award, demonstrating our long-standing commitment to service quality.

Past Performance: FedEx has operated with the Postal Service for 12 years.	• We have successfully met Service Level Requirements for the Postal Service throughout our 12-year service history, as shown in Figure 1.3.

Transition: An award to FedEx ensures the Postal Service a no-risk, no-cost contract transition.	• Our knowledge and understanding of the Postal Service mission, operations, culture, and technology, and our business partner approach means a non-disruptive, no-risk transition to the ACN contract.

Innovation and Investment: FedEx is an innovation leader in air cargo logistics.

•   FedEx is ahead of plan to increase the fuel efficiency of our pickup and delivery fleet by 20% between 2005 and 2020.

•   In FY12, approximately half of our $4 billion in capital expenditures is related to modernizing our air fleet.

•   FedEx and the Postal Service invented the Transportation Agreement network design, significantly improving the performance and reducing the cost of the air transport service, proving that our vendor-customer team excels in innovative practices.

2.1 Ability to Meet Required Delivery Schedule

FedEx will meet the Postal Service delivery schedule with the world’s largest cargo aircraft fleet, more than [ * ] pilots, operating facilities and equipment across the nation, and support staff in place to maintain the services as described in the following sections. FedEx has a proven record of providing superior service to the Postal Service for the 82 Day Network locations and 146 Night Network locations, carrying volumes at levels ranging from a low of [ * ] cubic feet to a high of [ * ] cubic feet.

FedEx strengthened our competitive advantage by adding larger, more fuel-efficient 777s. We have already deployed more 777s than any other U.S.-based express cargo carrier.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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FedEx is recognized for the ability of our network to adapt to changing Postal Service needs and global trends. We perform ongoing evaluation of our extensive flight and route schedules at all times of the year to achieve flexibility to meet the needs of the Postal Service and to address the changing needs of the marketplace. The FedEx Postal Transportation Management Department (PTM) coordinates with FedEx’s Air Ground Freight Service (AGFS), which operates the air cargo network, and with our Global Network Planning (GNP) and Global Operations Control Center (GOCC), which plan and manage flight operations, including the movement of Postal Service cargo. The FedEx aviation network also has extensive redundancy and contingency planning that draws on our aviation resources of jet aircraft, feeder aircraft, 3 U.S. domestic major sort locations (5 domestic major sort locations for the Night Network), [ * ] FedEx-staffed ramp locations furnished with appropriate cargo handling equipment, and multiple data centers.

FedEx has an in-house Meteorology Department with a current staff of [ * ] whose average experience is more than [ * ] years. This department monitors terminal forecasts for domestic destinations and alternate airports to support flight operations to meet Postal Service operational needs. The Meteorology Department, created in 1986, has issued guidance on en-route hazardous weather conditions, such as the potential for icing, turbulence, and other meteorological conditions that may adversely impact daily operations. This accurate, timely data provides an advantage that enables FedEx to anticipate routing changes and make adjustments, thereby avoiding or minimizing impacts on flight schedules.

2.2 Air Fleet Equipment Description

FedEx has the world’s largest cargo air fleet. Figure 2-3 describes the current FedEx air fleet available to meet the Postal Service requirements as of October 8, 2012.

Figure 2-3. Current FedEx Air Fleet Totals and Payload

FedEx has ample capacity to service each air stop.

FedEx Aircraft Fleet
Description	Owned	Leased	Total	Maximum Operational Revenue Payload (pounds per aircraft) (1)
Jet (Trunk) Aircraft
Airbus A300-600	35	36	71	85,600
Airbus A310-200	18	0	18	61,900
Airbus A310-300	17	0	17	67,500
Boeing B727-200	29	0	29	38,200
Boeing B757-200	60	0	60	45,800
Boeing 767-300F(2)	0	0	0	98,856
Boeing B777F	22	0	22	178,000
McDonnell Douglas MD10-10	52	0	52	108,700
McDonnell Douglas MD10-30	12	5	17	114,200
McDonnell Douglas MD11	38	26	64	164,200
Non-Jet (Feeder) Aircraft
ATR 42-300/320	26	0	26	10,880
ATR 72-202/212	21	0	21	14,660
Cessna 208B	237	0	237	2,500
Total All Aircraft	567	67	634

1.	Maximum Operational Revenue Payload is the lesser of the net volume-limited payload and the net maximum structural payload.
2.	This aircraft model will be introduced in 2013 and is included here to show its contribution over the life of the contract.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2.2.1 Age of Air Fleet

The age of our aircraft is shown in Figure 2-4. The aircraft we use are proven, highly reliable “work horses.” Our aircraft mechanics are experienced in troubleshooting and routine maintenance of the aircraft to ensure the safety of our pilots and the mail. Additionally, we have an ongoing fleet modernization plan, provided in Section 2.2.3, outlining the retirement of our oldest aircraft and introduction of newer, more efficient aircraft. Our modernization plan is aligned with our corporate initiatives under our Sustainability Plan (Section 6.0).

Figure 2-4. Totals of FedEx Air Fleet Models and Average Age of Each Model (as of Oct. 28, 2012)

We depend on our proven aircraft to provide reliable service.

Aircraft Models	Total Number	Average Age (years) (1)
Jet (Trunk) Aircraft
Airbus A300-600	71	[ * ]
Airbus 310-200	18	[ * ]
Airbus 310-300	17	[ * ]
Boeing 727-200	29	[ * ]
Boeing 757-200	60	[ * ]
Boeing 777F	22	[ * ]
McDonnell Douglas MD10-10	52	[ * ]
McDonnell Douglas MD10-30	17	[ * ]
McDonnell Douglas MD-11	64	[ * ]
Non-Jet (Feeder) Aircraft
ATR 42-300/320	26	[ * ]
ATR 72-202/212	21	[ * ]
Cessna 208B	237	[ * ]
Total	634	[ * ]

1.	Total is derived by weighting each of the aircraft averages in terms of number of aircraft.

2.2.2 Fuel Efficiency of Air Fleet

Our fuel efficiency, shown in Figure 2-5, will continue to improve as a result of our aircraft modernization plan and strategic utilization of the air transport fleets.

2.2.3 Aircraft Modernization Plan

Our plan to replace our older aircraft in the current fleet with 20% more fuel-efficient and green airplanes by 2020 is ahead of schedule. After only 6 years of a 15-year plan, we have completed 69% of our goal to reduce aircraft emissions intensity by 20% by 2020. Because we are ahead of the schedule, we have raised the standards so that our goal is to now reduce aircraft emissions intensity by 30% by 2020. Because we are committed to reducing aircraft emissions and increasing fuel efficiency, we invested $4 billion in capital expenditures, about half related to modernizing the air fleet during FY 12.

Figure 2-5. Fuel Efficiency of Air Fleet (as of Oct. 28, 2012)

Our modernization efforts are yielding improved fuel usage.

Aircraft Models	Fuel Usage (gal/hr)
Jet (Trunk) Aircraft
Airbus A300-600	[ * ]
Airbus 310-200	[ * ]
Airbus 310-300	[ * ]
Boeing 727-200	[ * ]
Boeing 757-200	[ * ]
Boeing 767-300F (1)	[ * ]
Boeing 777F	[ * ]
McDonnell Douglas MD10-10	[ * ]
McDonnell Douglas MD10-30	[ * ]
McDonnell Douglas MD-11	[ * ]
Non-Jet (Feeder) Aircraft
ATR 42-300/320	[ * ]
ATR 72-202/212	[ * ]
Cessna 208B	[ * ]

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Our strategy to “compete collectively, operate independently, manage collaboratively” provides flexibility in sizing our operating companies to align with varying macro-economic conditions and customer demand for the market segments in which they operate, allowing us to leverage and manage change. We use our flexibility to accommodate changing conditions in the domestic and global economy. For example, in May 2012, we decided to retire from service 24 aircraft and related engines. The decision to retire these aircraft will better align our U.S. domestic air network capacity to match current and anticipated shipment volumes. FedEx is also shortening the depreciable lives of additional aircraft and related engines to accelerate the retirement of selected aircraft models.

Figure 2-6 presents our projections of each aircraft type at the end of our fiscal year over the next 7 years. We have agreed to purchase 46 new B767F aircraft, with the first three arriving in FY 14. The B767Fs were selected to reduce fuel and maintenance costs, as we continue to improve the efficiency and technology of our aircraft fleet.

[ * ]

Figure 2-6. FedEx Aircraft Modernization Schedule

FedEx has an aggressive schedule to upgrade our aircraft fleet for improved reliability, faster transit time, reduced maintenance, and better fuel performance.

Aircraft Models	FY 12: May 2012	FY 13: May 2013	FY 14: May 2014	FY 15: May 2015	FY 16: May 2016	FY 17: May 2017	FY 18: May 2018
Jet (Trunk) Aircraft
Airbus A300	71	71	71	71	71	71	71
Airbus A310-200	18	18	16	12	4	0	0
Airbus A310-300	17	17	17	17	17	17	17
Boeing 727-200	40	20	7	0	0	0	0
Boeing 757-200	53	71	90	106	124	142	143
Boeing 767-300F	0	0	4	11	22	31	41
Boeing 777F	18	23	25	27	27	27	27
McDonnell Douglas MD10-10	52	52	52	44	32	24	15
McDonnell Douglas MD10-30	17	17	17	17	17	17	17
McDonnell Douglas MD-11	64	64	64	64	64	64	64

2.3 Ground Handling and Sorting Operations

Our ground handling and sorting operations are fully capable of meeting the requirements of this solicitation. FedEx can process mail for movement via aircraft, tug and dolly, containerized trucks, and bulk trucks from our facility to the Postal Service facility. This includes Priority Mail (PML), Express Mail (EML), First Class Mail (FCM), and Registered Mail (RML). Our team members will take great care in handling all packages that enter our sorting system, to be sure that they are scanned and then secured in the appropriate containers, trailers, or aircraft. In Figure 2-7, we present the highlights of these operations, and additional details are provided in Volume 2 of this proposal.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Figure 2-7. FedEx Air Transport Mail Delivery Service Process

FedEx has developed a series of mature processes to move air cargo from origin to destination, meeting the contractual tender times.

FedEx leads the industry in scanning and tracking technology. Packages typically are scanned during our pickup, sort, and delivery processes by trained handlers and by automated overhead scanners and scanning systems. Scanning enables FedEx and the Postal Service to track the movement of packages from pickup to delivery for an added level of security. Using a variety of wireless data collection devices, we scan package bar codes at each hand-off point, capturing a variety of shipment information:

• Dispatch and routing number • Origin/destination location information	• Ship date • Exception scans	• Type of service • Proof of delivery.

2.4 Integrity and Business Ethics Record

FedEx has a longstanding commitment to compliance with applicable laws and regulations wherever we operate, striving to maintain a high standard of business and personal ethics. Every FedEx employee, officer, and director is required to comply with the policies set forth in our Code of Business Conduct and Ethics. FedEx contractors and global service participants performing services on behalf of FedEx or operating under the FedEx brand name also comply with those portions of the code that apply to them. Our officers, directors, and managers have the additional responsibility of promoting the principles set forth in this code and fostering a culture in which ethical conduct is recognized, valued, and exhibited by all team members. Our commitment to doing the right thing depends on the ability to set the proper tone and to address suspected violations promptly with care and respect. All senior managers and all members of management above senior manager have to annually recertify under our Code of Business Conduct Questionnaire.

We also have an independent Board of Directors committed to the highest quality of corporate governance. During the past few years, we have added a number of highly qualified, independent directors to the Board, including R. Brad Martin, the former CEO of Saks Incorporated, and Joshua Cooper Ramo, Vice Chairman of Kissinger Associates, Inc. The Board has taken significant steps to enhance its accountability to stockholders in recent years. For example, in 2012, stockholders approved our proposal to amend the FedEx certificate of incorporation to allow holders of 20 percent or more of FedEx common stock the right to call special meetings of stockholders. The Board also recently adopted a “lead independent director” governance structure.

Our Board of Directors periodically reviews all aspects of our governance policies and practices, including our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, in light of best practices, and makes whatever changes are necessary to further our longstanding commitment to the highest standards of corporate governance. The Guidelines and the Code, which apply to all of our directors, officers, and employees, including our principal executive officer and senior financial officers, are available in the Corporate Governance section of the Investor Relations page of our website at investors.fedex.com. We post any amendment to, or waiver from, the provisions of the Code to the extent that such disclosure is required, on our website in the corporate governance section of the Investor Relations page.

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2.5 Organization

This section discusses the FedEx organization, experience, accounting and operational controls, technical skills, and production and property controls. FedEx will abide by Clauses 1-11 and 1-12 of the solicitation. To demonstrate this compliance, FedEx has been following similar provisions in our current Postal Service contracts.

2.5.1 Organization Structure

FedEx PTM, as depicted in Figure 2-8, describes our organizational structure and the two key personnel for managing this contract. Our Managing Director, Ron Stevens, has been directing PTM since the inception of the FedEx–Postal Service contract relationship in 2001. This organization is a dedicated Program Management Office (PMO) whose single mission is serving our Postal Service customer.

PTM is supported by the extensive FedEx corporate capabilities and operations. PTM closely coordinates with AGFS headquarters in Memphis, TN and all hub and ramp locations. AGFS has an extensive management team to oversee the actual flight and logistic operations. PTM also coordinates with the Global Network Planning (GNP) and the Global Operations Control Center (GOCC) for Postal Service mail scheduling, as well as cargo flight operations during the execution of network operations.

Figure 2-8. The Customer-Focused FedEx Mail Service Delivery Team

PTM coordinates with AGFS and GOCC to meet Postal Service performance requirements.

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2.5.2 Experience

In 2000 the Postal Service approached FedEx to help design a solution to the problems in its Transportation Network. Rising cost and unacceptable service levels were impairing the growth of Priority and Express Mail. Over the following year, FedEx and the Postal Service jointly designed and developed a Shared Network system. The system was implemented in August 2001 and was projected to save the Postal Service in excess of [ * ] dollars over the [ * ] and drastically improve service. The network increased the number of locations served on both Day and Night Networks. [ * ].

2.5.3 Accounting and Operational Controls

FedEx has developed a proprietary system for tracking volume and invoicing specifically for the Postal Service. FedEx also has an online communication system for reporting operational updates and status, providing accurate and timely data. Additional information for operational controls can be found in Section 3.0 of this volume. During the course of our current Postal Service Transportation Agreement Contract, we have never had an accounting irregularity.

As a publicly traded corporation, FedEx’s internal controls over financial reporting are audited annually by Ernst & Young to ensure compliance with all applicable regulations and accounting standards. Our latest audit was completed on May 31, 2012. FedEx’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. The results of the annual audit can be found in our 2012 Annual Report; no exceptions were noted. PTM has also gone through several internal audits and has received an Exceptional rating from our Internal Audit Department.

2.5.4 Technical Skills

FedEx employs staff with varying skills and qualifications from IT analysts, to industrial and mechanical engineers, to on-site maintenance mechanics, to package handlers. Each of our ramp and hub locations operates as a “mini-hub” in that it has all the required IT infrastructure and staff to run the facility, which requires a vast number of skills. The following are a few areas of expertise necessary for successful execution of this contract:

•

Pilots. We have more than [ * ] pilots, each with a minimum of [ * ] hours total fixed-wing time as pilot-in-command (PIC). All of our pilots possess the Commercial Pilot Certificate and Multi-Engine and Instrument ratings as required by the FAA. Many are also retired military pilots with honorable discharge from their respective military branches. FedEx pilots are required to possess knowledge of theory of flight, air navigation, meteorology, flying directives, and aircraft operating procedures.

•

Aircraft Mechanics. More than [ * ] mechanics who maintain the Boeing, Airbus, and McDonnell Douglas aircraft fleets. Their duties include performing standard safety checks, reviewing the aircraft’s maintenance logbook for any planned maintenance to be done that day, and performing engine repair.

•

Package Handlers. More than [ * ] handlers and support staff in AGFS who sort, load, and unload aircraft containers in a safe and efficient manner. FedEx handlers must work under stringent time schedules, process potentially high volume of mail, and properly load and unload containers.

•

IT Analysts. More than [ * ] IT professionals who operate one of the world’s largest computer and telecommunications networks. The network includes more than [ * ] networked computers and tens of thousands of hand-held computers that record shipments. Our data center processes more than [ * ] information management system transactions daily. Our IT analysts hold industry-recognized certifications, including Microsoft Certified IT Professional (MCITP), Cisco Certified Internetwork Expert (CCIE), Project Management Institute’s Project Management Professional (PMP), and Certified Information Systems Security Professional (CISSP).

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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•

Engineers. PTM primarily consists of engineers dedicated to support the day-to-day needs of the Postal Service. These engineers are strategically placed around the country and assigned to specific Postal Areas.

2.5.5 Production and Property Controls

FedEx has the capability of handling Day Network and Night Network deliveries. FedEx has used Surface Air Management System (SAMS) equipment at our hubs since 2002 and has successfully maintained and controlled this equipment. We will abide by the Clause 2-11 of the solicitation in the acceptance, maintenance, tracking, and reporting of Postal Service property.

2.6 Financial Condition

FedEx Corporation, of which FedEx Express is a wholly owned subsidiary, has been in operation since 1973. For FY 12, FedEx Corporation reported the following results:

•	Revenue of $42.6 billion, up 9% from $39.3 billion the previous year

•	Operating income of $3.19 billion, up 34% from $2.38 billion last year

•	Net income of $2.03 billion, up 40% from last year’s $1.45 billion

•	Earnings per share of $6.41, up from $4.57 per share a year ago.

FedEx has demonstrated a disciplined approach to financial performance. We have been, and will continue to be responsive to changing economic and business conditions. Capital spending for FY 12 was $4.0 billion, of which $1.9 billion was for investments in aircraft and related equipment.

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3.0 Management Plan

FedEx will successfully manage the ACN contract by leveraging its knowledge and understanding of the Postal Service’s mission, operations, culture, and technology requirements.

FedEx recognizes that to be successful we must have a management plan that addresses normal daily operations and is capable of handling unscheduled and unexpected events. Updates to this plan will be provided to the Contracting Officer within 10 days of any changes made by the Vice President of PTM. At least annually, FedEx will review and verify for the Postal Service that it has a current management plan. In addition to the day-to-day key personnel, FedEx has and will train all employees to a level of knowledge and familiarity to ensure that normal operations and all contingency plans will be exercised without delay to address the unexpected or unscheduled events in accordance with the training plan.

3.1 Daily Operations Management Plan

FedEx is one of the 5 largest airlines in the world and it is one of the most reliable. This means that we have the resources to meet all Postal Service aviation requirements. We have the people, processes, and tools to meet all the management requirements of this solicitation. Volume 2 of this response discusses the contingency plans in place to meet any issues.

3.1.1 Late Arriving Aircraft and Trucks (Originating and Destinating)

Ability to Conduct Two Operations – Originating and Destinating

In the event of late arriving aircraft and trucks, FedEx will have the ability to perform origin and destination services simultaneously, if necessary. FedEx conducts and will continue, 2 daily operations, the day (Tuesday–Saturday) and the night (Monday–Friday). The day service is primarily for deferred services, Priority Mail, and First Class Mail. The night service is primarily for expedited services and Express Mail. Since FedEx has the largest overnight network in the world, we have available capacity that can be utilized for the movement of Postal Service shipments as necessary during the day, and we have the ability to alter the movement and distribution of services within our multi-hub network. We build redundancy into our operations to provide maximum flexibility. FedEx has the manpower and equipment at our ramps and hubs to recover late arriving aircraft and trucks. We can also divert aircraft to alternate hub locations, if that contingency proves necessary.

3.1.2 Early Arriving Aircraft and Trucks

For any aircraft or truck that arrives early, FedEx will offload, stage, and secure the freight, and then notify the Terminal Handling Service (THS). We will manage the entire network to operate on time.

3.1.3 Mail Arriving Out of Normal Sequence

For mail arriving out of sequence, we will make adjustments to accommodate it. This involves alerting the Postal Service of abnormal or delayed arrivals. FedEx can adjust work schedules according to operational requirements to maximize service to our customers.

3.1.4 Trucks Not On-Site for Dispatch

FedEx Express operates approximately 52,400 ground transport vehicles including pickup and delivery vans, larger trucks called container transport vehicles, and over-the-road tractors and trailers. These vehicles are strategically located at service points across the network to support volumes and service delivery requirements and are repositioned to meet mail service delivery schedules.

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3.1.5 Inclement Weather During Operations

FedEx has a superior record in meeting delivery schedules during inclement weather. To proactively address disruptions caused by weather, FedEx employs on-staff meteorologists whose function is to monitor weather conditions. The FedEx Meteorology Department has been an in-house function since 1986 with a current staff of [ * ] whose average experience is more than [ * ] years. Our staff has been certified and approved by the FAA to use the Enhanced Weather Information Systems (EWINS) as the primary source of forecasts in support of trunk aircraft operations worldwide. The staff’s experiences range from various military branches, the National Weather Service, and the private sector to provide a well-rounded understanding of all types of weather disruptions that could impact the FedEx operating system.

FedEx Meteorology supports flight operations, primarily by issuing and monitoring terminal forecasts for domestic destinations, alternate airports, and key international locations. Meteorologists also provide guidance on en-route hazardous weather conditions such as the potential for icing, turbulence, and other meteorological conditions, which may adversely impact daily operations. Personnel also provide weather support and briefings to FedEx senior management in support of contingency operations worldwide including hurricanes and typhoons, winter weather events, the spread of hazardous volcanic ash, widespread flooding that affects ground operations and FedEx locations or assets, and solar weather events that could be harmful to crews flying long-haul routes at high latitudes. Additional information is provided in Volume 2, Section 2.2.1.

3.1.6 Protection of Mail During Inclement Weather

FedEx protects each shipment from the weather by using containers to transport small packages to the hubs and during loading and unloading of the aircraft. Plastic covers are used on the skidded freight to protect packages against weather damage. FedEx also uses plastic covers for containers as needed in inclement weather.

FedEx believes preparation is the key to success in irregular operations. Our Business Continuity and Disaster Recovery (BCDR) preparation is well known and respected in the BCDR community. FedEx is a member of the Supply Chain Risk Leadership Counsel and is an integral part of many local, state, and Federal BCDR planning groups around the United States. We lend our expertise in disaster preparation and contingency execution to many of our customers and suppliers to assist them in designing the best business resiliency plans possible.

3.1.7 Labor Actions

[ * ]

3.1.8 Inadequate Staffing

FedEx will meet surge demands of all of our customers including the Postal Service, particularly during peak periods or periods of inclement weather, natural disasters, or when customers demand increases. We have a reserve pool of employees who are on standby to cover all positions. We have more than [ * ] pilots which allows us to meet Peak Week and holiday requirements.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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FedEx has designed a functional organization to matrix across all areas. FedEx will move employees from one location to another as needed to supplement existing staffing loads or requirements within a facility as we have done for the Postal Service over the life of the current contract. Our cross-training programs allow us this flexibility, as one employee can assume the responsibilities of another. The flexibility of our non-union workforce allows FedEx to move employees between functions as the workload demands it.

3.1.9 Inability to Complete All Loading

The FedEx monthly operating plan provides staffing to meet all tender requirements. We will call staff from other shifts and locations to meet all Postal Service loading requirements as necessary. We also maintain reserve equipment for deployment as needed for contingencies. We have always been able to complete all loading for the Postal Service.

3.1.10 Overflow Mail

FedEx has provided the Postal Service with 5% flex under the existing agreement and will continue to do so in our proposed operating plan for the day network and 20% flex for the night network. Volume above these levels is moved on a space-available basis. At the FedEx hub, we will provide adequate lift and will ensure all alternate movements are coordinated between the Postal Service and PTM. FedEx provides priority boarding for all postal products ahead of all FedEx domestic, non-specialty products.

3.1.11 Less Mail Transportation Equipment (MTE) Than Required

Since FedEx is not bidding the Terminal Handling Service function, we will depend upon the Postal Service to provide the THS. FedEx will contact the Postal Service for additional MTEs and will loose-load or palletize as required by the Postal Service’s operation plan.

3.1.12 Damaged/Non Airworthy Containers

FedEx has well-documented procedures for assessing damage and determining the airworthiness of containers (e.g., unit load device, ULD) in our system. ULDs are subject to primary and secondary inspections according to FedEx operating procedures. We use an “Airworthy ULD Inspection Checklist” that has been developed to provide all personnel working with ULDs a set of criteria for determining whether a ULD is airworthy. FedEx will provide these procedures and training support to the THS to minimize the loading of non-airworthy containers.

If a damaged ULD is found before the container is loaded, FedEx will provide a replacement container. If the damaged ULD is found after the container is loaded, FedEx will trans-load shipments to another airworthy container. FedEx also retains a staging lot of ULD reserves at our major sort and ramp locations for use during volume surges within our network (i.e., peak season).

3.1.13 Damaged Surface Containers

If a FedEx surface container is damaged, FedEx will provide a replacement or notify the Postal Service or the THS provider. We routinely have reserve ULDs that we can access as a contingency. FedEx routinely provides emergency use of our equipment when the THS provider has experienced an equipment failure and cannot recover in time. This occurs multiple times per year and FedEx has been able to provide the necessary equipment without disruption.

3.1.14 Damaged or Non-Labeled Mail

If a package is damaged, it will be repackaged according to Postal Service guidelines. When a package is not labeled or the label is damaged, the Postal Service declares a contingency for unassigned mail. This process is followed for any amount of unlabeled mail tendered by the Postal Service to FedEx (even one piece). These procedures are followed to ensure that the mail volume is directed to the proper labeling operation and does not interfere with normal sort operations.

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•	The Postal Service will contact FedEx ramp personnel to declare a mail contingency

•	The Postal Service will separate labeled from unlabeled mail in the tender process

•	FedEx will designate, on flight reports, which position(s) have unlabeled mail in the remarks for each container

•	The ULDs containing unlabeled mail will be taken to the exception area and labeled via SAMS

Re-labeling is an example of our commitment to the Postal Service. In August 2002, the Postal Service approached FedEx requesting that we take over the re-labeling function at the Memphis hub. Since FedEx has assumed responsibility for relabeling, most if not all pieces move out the same day that they arrive in the sort. FedEx re-labels approximately [ * ] pieces per day on a non-contingency day. Approximately [ * ] times per month the Postal Service will declare a contingency (e.g., if its SAMS equipment is down in the local market) and the unlabeled handling units are sent to the Memphis hub where FedEx labels the mail. In these situations, we label between [ * ] and [ * ] handling units of mail and reintroduce them back to the network, thereby allowing the Postal Service to meet mail delivery service for their customers.

3.1.15 Plan and Schedule Changes

Plan changes are coordinated through PTM following the planning schedule, which is defined in the Network Operating Plan sections of Volume 2. In addition, FedEx works with the Postal Service to accommodate last minute modifications to the volume requests. Tactical schedule deviations for volume, maintenance, weather-related, or other disruptions to service are handled through the FedEx Global Operations Control Center (GOCC). Please see the Contingency Plan section in Volume 2 for more information.

3.1.16 Loose Load Mail

FedEx handles loose-loaded mail daily per the planning template to meet the local requirements for each Postal Service market. FedEx also accepts loose-loaded trailers.

3.1.17 HAZMAT – Acceptable and Non-acceptable Pieces

FedEx currently accepts HAZMAT in accordance with the DMM 601.10.0 procedures. Details of the FedEx procedures can be found in Volume 2, Section 1.12.4. We have been handling HAZMAT materials since 2006 and work well with the Postal Service in handling a volume of more than [ * ] shipments per year. We also work with the Department of Transportation’s and the International Air Transport Association’s rules and regulations on handling HAZMAT pieces. We have routinely been handling acceptable pieces and have procedures in place to handle any non-acceptable pieces with the Postal Service.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.1.18 Handling and Staging of Live Animals

FedEx has transported live animal shipments through the air and truck network for the Postal Service since October 2006. As one example of how live animals are handled through the air network, we developed operating policy R2-55-15-2 – Postal Service Mail Live Animal Handling and exception Procedures – for our aircraft ramp operations. This document establishes the practices currently used by the Postal Service and is the result of our collaboration with the Postal Service. It is available upon request. As shown in Figure 3-1, we are equipped to transport a wide variety of animals from pandas to newly hatched chicks and even bees.

3.1.19	Assisting Aviation Supplier in Container Positioning

FedEx will assist the Postal Service or THS provider in on-loading and off-loading containers to and from dollies and trucks.

3.1.20	Assisting Aviation Supplier in Maintaining Open Lines of Communication

FedEx will maintain open communication with the Postal Service, the THS providers, and other aviation suppliers. Depending on the operations, we will have continual, on-going operational dialogues at the quarterly performance management meetings. We are receptive to additional suggestions to improve our communications. We are committed to continuously improving communications between the Postal Service and FedEx and have demonstrated that commitment in the past.

Figure 3-1. FedEx Experience

Transporting Lives

FedEx is accustomed to transporting

live animals.

3.1.21 Supplies Maintenance

FedEx maintains a reserve of supplies; however, if a shortage occurs, FedEx will procure any necessary supplies such as equipment, maintenance, and material; building maintenance, construction, and repair; repair of machinery; aircraft parts; janitorial services; security guard services; ground transportation; water treatment; and any other services that may be required. FedEx will abide by its subcontracting plan in procuring these services (Section 7).

3.1.22 Power Losses

[ * ]

3.1.23 Natural Disasters

[ * ]

3.1.24 Equipment Breakdowns

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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3.1.25 Airport Closings

[ * ]

3.1.26 Air Traffic Control (ATC) Impact Mitigation Plan

[ * ]

3.1.27 Not Listed But of Equal Importance—Other Factors Impacting FedEx

[ * ]

3.2 Key Personnel

The FedEx PTM organization has been in place since the inception of the program. As depicted in Figure 2-8, Paul Herron and Ron Stevens will serve as key personnel for this contract and have been managing our Postal Service contracts since 2001. They routinely communicate with Postal Service stakeholders on all matters pertaining to conformance with contract requirements in order to meet our service delivery performance goals.

Paul Herron, Vice President, Postal Transportation Management

Paul was part of the original FedEx team that, along with the Postal Service, developed the Shared Network Transportation Agreement. He has led the FedEx Postal department since its inception and is responsible for all FedEx Postal alliances. In this role he interfaces with senior postal executives and has presented to the Board of Governors on a number of occasions. Paul is a 24-year FedEx employee with experience in strategic planning, finance, system form, air operations, and customer engineering. Paul holds an MBA from the University of Tennessee.

Ron D. Stevens, Managing Director, Postal Transportation Management

Ron was responsible for establishing the PTM in 2001. Ron was a member of the negotiating team for the original contract, the current contract negotiated in 2006, five addenda since 2001, and the Drop Box program renewal in 2006. Ron was responsible for the rollout of Global Express Guaranteed (GXG) (our co-branded international product with the Postal Service) which included developing a process to address all service and billing issues related to GXG.

Ron has 26 years of experience with FedEx and has worked in operations and engineering. Ron earned a B.A. Degree in business administration from Columbia State University. Ron has served as a member of the IATA Airmail Panel since 2007 representing FedEx on issues related to the movement of international mail.

FedEx believes that our ongoing operational partnership with the U.S. Postal Service brings significant advantages to a renewal contract for the Air Cargo Network. These FedEx key personnel demonstrate their dedication to both FedEx and the Postal Service through their long-term involvement and continued commitment to supporting the Postal Service.

3.3 Training of Personnel

As we state in Volume 2 of this response, contingency situations such as challenges from blizzards to hurricanes are a way of life for FedEx employees. At any given moment, our staff has to be prepared to respond to contingencies, implement proven plans, and continue service delivery to our customers. Our employees, from the GOCC contingency planners and managers to the PTM management team to the ramp staff at each FedEx airport location, are trained in dealing with events and circumstances outside of their control. Besides initial and annual recurring training on the contingency plan and specific planning and response actions of each FedEx airport location, employees also receive additional training when the contingency plan is revised or local procedures are updated. Training is required for all employees ranging from aircraft pilots, mechanics, general support, IT, environmental health and safety, and logistical staff.

Training records are maintained in employee personnel records and include training received, test scores, and certifications. For example, training for handlers includes safety, dangerous goods, proper T-stacking methods/container loading, ULD inspection, re-wrap of damaged packages, and container close-out slips.

3.4 Updates to Management Plan

The Vice President of PTM will submit any changes to this plan to the Postal Service Contracting Officer within 10 calendar days. Any changes which impact delivery will be made as well. We will also review any major changes to this plan that are impacted by the Contingency Plan in Volume 2. FedEx will update the management plan as required and incorporate any appropriate changes into our training program that will be sent to our key personnel. At least annually, we will review and verify with the Postal Service to keep our management plan current.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.0 Past Performance

FedEx is the only company that can show past performance examples demonstrating our proven capabilities to support a contract of this size, scope, and complexity.

FedEx has the largest air cargo fleet and a long history of past performance with the Postal Service. We reach all points and will meet tender and delivery times contained in Attachment 12. This history is steeped in many collaboration efforts to meet the Postal Service mission that can be found in Section 101(a) of Title 39 of the U.S. Code, also known as the Postal Reorganization Act, which states:

“The Postal Service shall have as its basic function the obligation to provide postal services to bind the Nation together through the personal, educational, literary, and business correspondence of the people. It shall provide prompt, reliable, and efficient services to patrons in all areas and shall render postal services to all communities.”

It is through an understanding of this mission that FedEx has worked tirelessly in collaboration with the Postal Service to meet all delivery requirements. No other cargo air carrier has the benefit of this long and efficient operational experience with the Postal Service, where schedules and tender times were optimized and excessive costs were eliminated from the program. We currently hold two Postal Service contracts: the FedEx–Postal Service Transportation Agreement and the Global Express Guaranteed Agreement. Summaries of these contracts are found in Section 4.4 of this volume.

FedEx services Fortune 500 companies and worldwide industry leaders with high-volume shipping and delivery requirements. However, our Postal Service Agreement contracts dwarf all other customers’ requirements due to the extremely high volume of mail. We provide transportation solutions to the world’s top companies in more than 220 countries and territories. We also hold several Department of Defense (DoD) contracts for similar mail transport through both air and ground methods. For most of our commercial clients, we hold confidentiality agreements to protect the sensitive nature of our business relationships, so we are not able to disclose their names and the details of their products or services. Our customers consider the use of FedEx services to be a competitive advantage and have not granted legal permission to disclose details about our relationship; however, a summary of our past performance on non-Postal Service clients is shown in Section 4.5 of this volume. Figure 4-1 provides a snapshot of our project summaries for evaluation.

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Figure 4-1. Past Performance Contract Highlights

FedEx provides on-time services to customers with many challenging demands.

Past Performance Conformance with Contract Requirements
Customer	Air	Ground	Avg. On-Time Performance	Avg. Annual Volume (cubic feet or packages)
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

4.1 Record of Conformance to Contract Requirements

FedEx has met all contractual requirements for meeting Service Level Agreements (SLAs), delivery, schedule, reporting, and communication on all of our contracts for both Postal Service and non-Postal customers. FedEx was the Postal Service’s largest supplier for FY 11, as it has been for 9 straight years. FedEx has not been suspended, debarred, or otherwise declared ineligible to perform on any Federal contract.

4.2 Record of FedEx On-Time Performance

FedEx has, and will continue to meet and exceed our delivery times for Postal Service and non-Postal customers. We are able to accomplish this through the size of our fleet, but also through technological advances in logistics management and well developed contingency plans that are detailed in Volume 2 of this proposal.

Each of our Postal Service and non-Postal clients has unique performance requirements. While one client may have a requirement for delivery within 3 days of tender, others require delivery by 10:30 the following morning. The differences between delivery commitments make it impossible to directly compare service performance between customers. The Postal Service is the only customer for whom delivery expectation is on the same day as tender for its deferred product. When possible, we have included our on-time delivery performance for these contracts in our summaries in Section 4.5.

Figure 4-2 and Figure 4-3 show our on-time performance rates for the current Transportation Agreement and the Global Express Guaranteed (GXG) Agreement.

[ * ]

4.3 Established Productive Business Relations

One of the key success factors in any business relationship is communication. With all of our customers, we have set up a range of processes to ensure the most effective communication, reporting, and exchange of operational, financial, performance, and administrative information. For our Postal Service contracts, FedEx communicates daily via electronic reports, face-to-face meetings, and with Postal Service on-site personnel. FedEx uses EDI 214, Version 4010, for the electronic transmission of information.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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We are continually evaluating and improving our processes and service offerings to meet client needs. FedEx is a leading innovator in the overnight delivery business because we reward and motivate our team members to deliver on time. We also encourage and implement recommendations from our clients on how to improve our service delivery through routine collection of customer satisfaction data.

Since our founding in 1973, we have operated with a goal of 100% customer satisfaction. Due to our rigorous continuous process improvement program, we are constantly assessing the root cause and reason when we miss this delivery performance metric. That is why we created the Hierarchy of Horrors and the Service Quality Index (SQI). This is a system of weighted performance indicators that measure the functions of critical importance to the customer based on the degree of customer aggravation. Figure 4-4 shows the item description and its associated weight. The total number of “average daily failure points” is multiplied by that component’s weight to calculate the SQI.

4.3.1 Cooperation and Commitment to Customer Satisfaction

[ * ]

4.3.2 Governance and Code of Business Conduct and Ethics

FedEx operates under the tenets of our mission statement, which focuses on our customer service:

FedEx Corporation will produce superior financial returns for its shareowners by providing high value-added logistics, transportation and related information services through focused operating companies. Customer requirements will be met in the highest quality manner appropriate to each market segment served. FedEx Corporation will strive to develop mutually rewarding relationships with its employees, partners and suppliers. Safety will be the first consideration in all operations. Corporate activities will be conducted to the highest ethical and professional standards.

Our Board of Directors oversees our corporate governance to ensure our policies and practices, including our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, in light of best practices, and makes whatever changes are necessary to further our longstanding commitment to the highest standards of corporate governance. FedEx policies, manuals, and handbooks are important components of our overall compliance and ethics program, and they work in conjunction with the Code of Business Conduct and Ethics. If an employee has reason to believe that a legal or ethical violation has occurred, it is his or her duty to report it, and our policies forbid any form of retaliation. Our commitment to doing the right thing depends on our ability to set the proper tone and to address suspected violations promptly with care and respect.

The unique FedEx operating strategy works seamlessly – and simultaneously – on three levels:

•	Operate independently by focusing on our independent networks to meet distinct customer needs.

•	Compete collectively by standing as one brand worldwide and speaking with one voice.

•	Manage collaboratively by working together to sustain loyal relationships with our workforce, customers, and investors.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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4.4 Current or Recent Postal Service Contracts and On-Time Performance Rates

[ * ]

4.5 Non-Postal Contracts of Similar Size, Scope, and Nature as in this Solicitation

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.0 Security Plan

Through FedEx’s extensive human-intelligence network, we are keenly qualified not only to recognize, but to be proactive in addressing potentially dangerous activity.

FedEx has a very robust security organization that takes every reasonable precaution to protect the mail. This security starts when we take possession of the mail and ends when the mail is tendered to the Postal Service or THS. Our security organization (Section 5.1) helps to ensure the security of physical mail, information, and persons. Upon contract award, FedEx will work with the Postal Service to review and approve the security plan for implementation across the FedEx Regions as required by the contract. This plan, in compliance with Provision 4-10 of the RFP, will replace our current security plan from Section F of our Postal Contract Number 07-0454, which addresses all current points in addition to security training procedures for employees (Section 5.6).

This security plan will include a statement of principles that will be used by the U.S. Postal Inspection Service (“Inspection Service”) and FedEx to address U.S. Mail investigations and security matters related to this contract (“the Agreement”) between FedEx and the Postal Service. The statement of principles is not intended to be all-inclusive, but is designed to provide a broad framework that will allow flexibility for the parties to accomplish their respective security and investigative missions. In no event will the statement of principles be construed as an expansion of FedEx’s obligations or the Inspection Service’s authority under any applicable law or regulation, or expand either party’s rights or obligations under the Agreement. For purposes of the statement of principles, the term “mail” shall mean any item that is tendered to the aviation supplier by the Postal Service for transportation. The statement of principles is based on open communication and cooperation between the parties at each organizational level, to the fullest extent possible in postal-related matters.

5.1 Establish Coordination

FedEx Vice President of Security US, D. [ * ], is responsible for all Postal Service security matters under the cognizance of our team, which includes maintaining and updating this plan as required and meeting Postal Service security and contractual requirements or changes per Attachment J of the RFP. [ * ] will work directly with FedEx Regional Directors and the Postal Service Inspection Service, Deputy Chief Inspector, Headquarters’ Operation, Kenneth W. Newman to address all policy issues and any investigative or operational issues not resolved at the local level.

FedEx Regional Directors are familiar with Postal Service security requirements and procedures. They will be responsible for the implementation, monitoring, reporting, and training the security staff on Postal Service–specific security requirements. Figure 5-1 shows FedEx-designated Regional Directors who are currently performing, and will continue to perform security management.

[ * ] will work directly with [ * ], FedEx Managing Director of PTM, on all security matters related to this contract. Security’s flat organization and direct approach establishes clear lines of communication, with minimal bureaucracy in coordinating and managing security actions.

FedEx Customer Security Services (CSS) is responsible for security at FedEx. CSS provides comprehensive, strategic security programs that are based on proactive analysis of potential threats, innovative technology solutions, and aggressive investigations. CSS develops and implements coordinated contingency plans throughout FedEx that are focused on universal consequence management for catastrophic events.

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.2 Implementation, Administration, and Maintenance Activities

The FedEx security plan combines our stringent corporate policies with the Postal Service security policies to ensure the highest levels of security for all mail transported under this contract. Our security plan (Figure 5-2) encompasses the right people, processes, and tools to accomplish the required security activities.

5.2.1 Communication

FedEx Security will notify the appropriate Inspection Service division of any known theft, vandalism, or criminal activity involving the mail while in the custody of FedEx, by written notification. The Inspection Service division will notify the appropriate FedEx Security Director of any criminal activity or security issues related to FedEx or Postal Service customers and employees occurring on Postal Service owned or leased property. Both parties will cooperate and assist, subject to the terms and conditions hereof and on a commercially reasonable basis, with relevant security and investigative information related to the transportation and handling of the mail on Postal Service owned or leased property.

The security of the U.S. Mails is discussed in Volume 2, Section 1.3.18 of our proposal.

Figure 5-1. Security Process, Procedures, and Policies

FedEx security plan complies with Postal Service requirements.

5.2.2 Investigations

FedEx Security will notify the Inspection Service of all investigative and security issues involving the mail in the custody of FedEx by written notification. The Inspection Service is responsible for conducting all criminal investigations of the mail while in the FedEx system and for criminal activities directed at FedEx customers, or employees on Postal Service owned or leased property. The dedicated resources referenced in the coordination elements of this Agreement will be responsible for ensuring timely notification of, and cooperation with the Inspection Service for all matters related to investigations and other requirements of the Postal Service Inspection Service.

5.2.3 Criminal and Administrative Proceedings

FedEx Security (subject to the receipt of a properly issued subpoena or other similar “compulsions to appear”) and Inspection Service personnel will serve as witnesses in criminal and administrative proceedings that result from these investigations. We will comply with all Federal, state, and local authorities.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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5.2.4 Access to FedEx Operations, Facilities, Personnel and Loss Data

Subject to Noninterference (Section 5.2.10), FedEx Security will provide the Inspection Service access to our facilities, operations, and records when necessary for investigations involving the mail. We understand that the Inspection Service will provide reasonable advance notice to FedEx Express for access for its investigative or security purposes.

FedEx Security will coordinate interviews of its employees with the Inspection Service relevant to their investigations involving the mail, as required. FedEx Security will be present at any non-custodial or witness interviews of any FedEx employee conducted by Postal Inspectors, but not at custodial interviews.

Investigative reports prepared by FedEx Express Security may be provided to the Inspection Service in response to a validly issued subpoena after the FedEx investigation has been completed. FedEx management will make independent determinations about the discipline or discharge of any FedEx employee. The Inspection Service will not attempt to dictate, direct, or carry out such actions.

5.2.5 Surveillance Operations

FedEx Security will provide access to, and the information obtained from our close circuit television (CCTV) systems for investigation purposes. We will assist the Inspection Service with the installation of temporary CCTVs for investigations in compliance with Federal and state laws governing video surveillance investigations and reasonable expectations of privacy in the workplace.

5.2.6 Undercover Operations

FedEx Security may, subject to Section 5.2.10, Noninterference, authorize the placement of Inspection Service undercover personnel in its facilities where deemed necessary for investigations involving the mail. The Postal Service will defend and indemnify FedEx for any loss, damage, or other liability arising from the use of undercover personnel in FedEx facilities.

5.2.7 Contingency Planning and Notification

FedEx Security will ensure that the Inspection Service is listed as a party to be notified in its critical incident or contingency plans related to the loss, destruction, or delay of the mail caused by catastrophic losses of an aircraft or other vehicle transporting the mail, or a FedEx facility. FedEx Security will cooperate with the Inspection Service in the recovery of the mail where necessary.

5.2.8 Overgoods Operations

FedEx Security will provide security to any identified mail or mail contents processed in its overgoods operations and will ensure its transfer to the Postal Service in accordance with local operating plans. When directly relevant to mail security and investigations, FedEx Security may, at our sole discretion, provide information to the Inspection Service regarding related losses of FedEx product identified in our overgoods operations.

5.2.9 Protection and Disclosure of Information from Investigations

FedEx Security and the Inspection Service agree to protect all information obtained in the course of their respective investigations from unauthorized disclosure. All information related to investigations involving mail in the FedEx system or investigations of FedEx employees will be maintained in the Inspection Service Investigative File System as prescribed by the Privacy Act of 1974, 5 U.S.C. 552a. Any requests

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by third parties for records maintained in this system will be processed in accordance with requirements of the Privacy Act. All public disclosures of investigations information, including media requests or press releases, will be coordinated between the Inspection Service and FedEx Media Relations in accordance with a mutually agreed communications plan.

5.2.10 Noninterference

It is our understanding that the Inspection Service agrees that in the exercise of its rights under this protocol it will not disrupt or interfere with FedEx operations.

5.2.11 Modifications

FedEx will review this plan annually and will make modifications based on the mutual agreement of FedEx and the Inspection Service.

5.3 Conformance with Federal Aviation Administration (FAA), Transportation Security Administration (TSA), and Local Airport Authority

FedEx complies with all security requirements for personnel, facilities, and program security as stated in the RFP. We are cognizant of the FAA, TSA, and local airport authority rules and will continually work with these organizations to ensure compliance with the regulations. Our security plan follows the vision of TSA’s Office of Security Policy and Industry Engagement Air Cargo Division for a layered solution designed to protect against security breaches, by using a combination of process along with information and technology-based solutions, while preserving the integrity of the mail supply chain against threats to air cargo security.

FedEx will continue to meet with FAA and TSA on security matters that affect our aircraft when not at the airport. In March 2011, we met with TSA to discuss new security protocols developed in conjunction with U.S. intelligence authorities and other air carriers on rules specifically for cargo planes carrying only mail, as requested by shippers such as the Postal Service. These new protocols were issued based on TSA Security Directive and Emergency Amendment in the wake of the plot to attack U.S. air cargo originating from Yemen in October 2010.

5.4 Protection and Safeguard of U.S. Mails

Except as otherwise permitted by law or provided herein, mail, while in the custody of FedEx, or our employees or agents, will not be opened, searched, or seized unless expressly authorized by a Postal Inspector. In situations where other law enforcement agencies request access to the mail, a properly executed Federal search warrant is required. FedEx shall attempt to notify a Postal Inspector of any warrants served for mail in the custody of FedEx before coordinating the warrant execution.

Address information from the mail in the custody and control of FedEx may only be recorded or disclosed to another law enforcement or government agency upon expressed approval by a Postal Service Inspector, except as required for operational purposes regarding the sorts and transportation of the mail. FedEx shall notify a Postal Inspector of all requests from law enforcement for such information.

In situations where FedEx has reason to believe that mail contains dangerous and injurious contents that pose potential danger to FedEx employees, equipment, products, or facilities, FedEx will take actions necessary to secure the item and minimize the risk. The Inspection Service will be immediately notified and FedEx and the Inspection Service will coordinate the disposition of the item.

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5.5 Personnel Screening Procedures

FedEx is committed to providing the Postal Service with qualified staff that has passed our stringent screening process. To ensure that we comply with Postal Service Security Investigations Service Center (SISC) and Office of Personnel Management (OPM) personnel security screening and reporting requirements, FedEx conducts a thorough screening (Section 5.5.1) of all candidates for employment.

We will provide the Postal Service with exceptional data protection based on security measures implemented in a proactive and planned manner. Our security best practices mandate an integrated approach to the protection of assets. Administrative, operations, personnel, physical, and technical security solutions must interact to achieve the overall goal of protecting Postal Service data and all other information assets that come under our control. Our successful data security approach addresses both deliberate and inadvertent data loss, compromise, corruption, and denial of use.

5.6 Personnel Security Training

FedEx will train all support staff in the Postal Service Security Policies and Procedures, the use and support of security tools and products, security compliance requirements, and the penalties of noncompliance. We will conduct random, unannounced security audits of our facilities to ensure compliance with security procedures. We maintain an extensive Security Awareness, Training, and Education (SATE) program to ensure that all employees are aware of their responsibilities, the sensitivity of the information to which they will have access, and the standards of conduct required of each employee. Mandatory annual and semi-annual training courses are accessible online.

5.7 Security Breach Procedures

Our approach to security breach management is based on our extensive experience in industry best practices, which is focused on:

•	Incident Recording. All incidents will be recorded.

•

Categorization and Prioritization. Security breaches will be matched against existing problems or known errors in an attempt to identify previous solutions or workarounds that expedite resolution. Failing that, breaches will be prioritized to ensure assignment of adequate resources for investigation and diagnosis.

•	Investigation and Diagnostics. Security breach details and checks will be assessed against existing intelligence to identify an approved resolution.

•	Escalation. If escalation is required, subject matter experts (SMEs) will work to develop workarounds or solutions.

•	Workaround and Incident Closure. The security breach knowledge base will be updated and customers will be contacted via surveys to gauge satisfaction.

•

Restoration of Service. Communication will be maintained between the customer and security personnel through all phases of security breach management to restore service to normal Postal Service operations.

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6.0 Sustainability Plan

FedEx is committed to operating and innovating in new ways that not only benefit our Postal Service customer, but our industry.

This FedEx Sustainability Plan presents the details of our corporate sustainability initiatives and supporting metrics. We will work collaboratively with the Postal Service to develop initiatives to improve services and meet their guidelines. As shown in our attached corporate sustainability plan, FedEx is concerned for the environment, has proactively taken steps to mitigate our fleet footprint, and reports periodically on our environmental efficiency.

FedEx is familiar with the Postal Service sustainability goals and implementation initiatives, and our Sustainability Plan is responsive to the Postal Service plan. The Postal Service produces an annual Strategic Sustainability Performance Plan, including key performance indicators (KPI) on greenhouse gas emissions, facility energy use, transportation fuel use, and solid waste recycled. We collect and report on those KPIs annually. As a self-funded Federal agency, the Postal Service is not required to meet all of the Federal sustainability requirements in Executive Orders 13423 and 13514 or Presidential Memoranda for fleet management and bio-based purchasing, but where possible, the Postal Service voluntarily sets specific objectives that follow the Federal goals. Our Sustainability Plan also follows this guidance. The Postal Service reports annually on the following goals:

•	Reduce greenhouse gas emissions by 20% by FY 20

•	Reduce facility energy intensity by 30% by FY 15

•	Reduce potable water intensity by 26% by FY 20

•	Reduce total postal vehicle petroleum fuel use by 20% by FY 15.

6.1 Environmental Initiatives

FedEx is a symbol for leadership in global sustainability efforts. We think this sets us apart from other companies. FedEx actively works with government agencies, non-governmental organizations (NGOs), manufacturers, suppliers, and other fleet operators to introduce fuel-efficient and low-carbon, alternative-fuel technologies, and to promote the transformation of transportation through our advocacy for electrification. FedEx is a leader among U.S.-based logistics and transportation companies in this regard. We welcome the opportunity to provide consultative services to, and benchmarking opportunities for the Postal Service to share best practices and information about our most successful projects. The Postal Service has benchmarked with FedEx previously on this issue and FedEx will continue to work with the Postal Service in the future. FedEx will follow all Department of Transportation, International Air Transport Association and Environmental Protection Agency (EPA) guidance for fleet modernization recommendations, fuel efficiency, and other climate change criteria.

6.1.1 Collaborative Efforts with Postal Service

As part of this solicitation, FedEx proposes the following efforts to meet or exceed the goals that it has established for itself. It will also be able to meet or exceed all Postal Service objectives.

6.2 Current Sustainability Initiatives and Metrics

FedEx is committed to sustainability efforts and has a number of efforts in progress. The FedEx annual Global Citizenship Report (GCR) presents our initiatives and metrics. EarthSmart@Work, a program in the FedEx key focus area of Environment and Efficiency, is responsible for setting, implementing, and achieving goals to minimize our impact on the environment.

INITIATIVES. Through FedEx’s EarthSmart@Work Program, we have the following initiatives, which are highlighted from the 2011 GCR:

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•	Greenhouse Gas Emissions. Our current emissions goals include:

•

Reducing aircraft emissions intensity by 30% by 2020, on an emissions per available-ton-mile basis, from a baseline year of 2005. This represents an increase in our global aircraft emissions intensity goal by 50% from the original target established in 2005.

•	Increasing FedEx Express vehicle efficiency by 20% by 2020, including by supporting new technology, from a baseline year of 2005.

•	Getting 30% of our jet fuel from alternative fuels by the year 2030 and expanding on-site generation of, and continuing procurement of renewable energy for our facilities.

•

Aircraft. Decreasing aircraft CO2 emissions intensity by 30% by 2020, on an emissions per available-ton-mile basis from a baseline year of 2005. This represents an increase in our global aircraft emissions intensity goal of 50% from the original target established in 2005.

•

Fuel Sense – Optimization of flight planning, aircraft weight reduction, and flight efficiencies are a few of the 30 Fuel Sense programs. Fuel Sense helped cut our jet fuel consumption by 40.5 million gallons and CO2 emissions by nearly 388,000 metric tons in FY 11.

•	By 2015, we will have replaced all of our less efficient 727s with more fuel-efficient and greater payload 757 aircraft.

•

We are also introducing Boeing 777F aircraft, which use 18% less fuel than the MD-11 aircraft and provide greater payload capacity. In addition, we are planning to introduce the new Boeing 767 aircraft into our fleet in FY 13, which will further contribute to our ability to meet our newly revised aircraft emissions intensity reduction target.

•	Vehicles. Improving vehicle fuel efficiency of the FedEx Express surface delivery vehicle fleet by 20% by 2020 – including support of new technology – using 2005 as the baseline year.

•

Zero-emission, all-electric vehicles – The FedEx zero-emission, all-electric fleet of vehicles reduces emissions and fuel usage in major metropolitan areas. Coupled with the restructuring of routes and right-sizing of our fleet, these FedEx vehicles have helped us save 75 million gallons of fuel to date and have reduced our fuel consumption in North America, Europe, and Asia by more than 25%.

•

Alternative fuel vehicles (hybrid-electric and all-electric) – FedEx Express has increased the size of its alternative-fuel fleet by 18% in FY 12, with a total of 364 hybrid-electric vehicles (HEVs) and 118 electric vehicles (EVs) in service by the end of FY 12. These vehicles have saved 345,000 gallons of fuel and logged 12.1 million miles since being introduced into our fleet. We also continue to retrofit conventional internal combustion engine vehicles to make our local delivery vehicles more fuel efficient through our Vehicle Refresh Plan.

•

Alternative Aviation Fuel. Getting 30% of our jet fuel from alternative fuels by 2030 – FedEx is collaborating with the aviation industry to develop alternative fuel for long-distance transport. Working with The Nature Conservancy, we have brought together leading experts to help us consider every angle of the issue. We are consulting with the FAA and the Departments of Agriculture, Defense, and Energy. We are collaborating with specialists from the emerging alternative fuels industry, airplane manufacturers, airlines, and conservation organizations. Emissions reduction, energy conservation, affordability, and the preservation of land and the world’s food supply — all these factor into the selection process. Our goal is to source 30% of our aviation fuel from alternatives by 2030.

•

Solar Facilities. Greening our facilities through the generation and continuing procurement of renewable and alternate energy – Currently, we have 6 solar energy facilities – 5 in the U.S. and one in Europe – which together have reduced CO2 emissions by an estimated 6,858 metric tons.

Environmental Management System. Implementing an Environmental Management System to provide a formal process to improve environmental efficiency and performance to achieve ISO 14001 certification. Currently 51 of our facilities have achieved this certification.

Recycling. Through our EarthSmart@Work programs, we are finding ways to responsibly recycle everything from paper to motor oil. FedEx Ground is leading the charge to reduce landfill waste through Ground Green, an EarthSmart@Work initiative. We are working in conjunction with the EPA Waste Wise program on this comprehensive campaign that encourages team members to recycle everything from paper to cardboard to wood pallets. Since the program’s inception in 2006, waste removal costs are down 25% in one district alone, and millions of pounds of goods have been saved from the landfill.

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Carbon-Neutral Envelope Shipping. For every FedEx Express envelope shipped, we will offset the carbon emissions related to our transport, no matter where we travel, at no cost to the customer. The annual estimated carbon offset through this program is equivalent to planting 2,179,487 seedlings and letting them grow for 10 years.

Paper and Packaging. For more than a decade, FedEx has worked to minimize the environmental impact of our packaging wherever possible, by using recycled content and maximizing recyclability. Today, most FedEx packaging is recyclable and contains recycled materials. For example, the FedEx Express Overnight Envelope is composed of 100% recycled cardboard. Changes in the recycled content of our legal-sized reusable FedEx Envelope, which uses dual tear strips to extend its usefulness, resulted in an annual paperboard reduction of 100,000 pounds. Figure 6-1 presents our progress in this area.

Products

Figure 6-1. FedEx Commitment – Recycled Material

FedEx Express commits to using recycled material in our packaging products and envelopes.

Noise Abatement. FedEx founder and CEO Frederick W. Smith says, “Concerning noise control, FedEx and many carriers have worked for years to reduce noise through quieter aircraft and better abatement procedures such as reduced power climbs and improved descent patterns.”

METRICS. FedEx tracks the following metrics and reports on the progress through in annual GCR. The following are highlights:

•	Enterprise CO2 Emissions (in metric tons). We report on total direct greenhouse-gas emissions which are directly proportional to economic growth.

•	Aircraft Emissions (in metric tons). We increased our global aircraft CO2 emissions intensity reduction goal by 50% to a 30% intensity reduction by 2020, still using FY 05 as the baseline year.

•	Vehicle Fuel Efficiency. Our goal for 2020 is to improve the fuel efficiency of the FedEx Express surface delivery vehicle fleet by 20%, using 2005 as the baseline year.

•

Electric and Hybrid Electric Fleet. We increased our global EV and HEV fleet to 482 vehicles, an increase of nearly 18%. The fleet has logged almost 12.1 million miles, saving approximately 345,000 gallons of fuel.

•

Solar Electricity. We have generated more than 18 GWh of solar electricity since we built our first solar facility. We now have 6 solar energy facilities, 5 in the U.S. and 1 in Europe. These 6 facilities alone have reduced our CO2 emissions by an estimated 6,858 metric tons.

•

Renewable Energy Credits. In FY 11, FedEx Office® purchased 33,333 Renewable Energy Credits (REC) to offset emissions associated with the electricity we used in FY 11 and to support efforts to generate electricity from renewable sources. Each REC purchased represents 1,000 kWh of electricity produced by a renewable energy facility.

•

Waste Streams. In FY 11, the majority of our waste (95.32%) consisted of nonhazardous and municipal solid waste, much like regular household garbage. The remaining waste streams included hazardous waste, which is dangerous or potentially harmful to human health or the environment; “universal waste,” which includes batteries, pesticides, mercury-containing equipment, and light bulbs; and e-waste.

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•

Recycling (in millions of pounds and percentages). We recycle and reuse a significant amount of waste, and we look for new technologies to help us increase this amount. In FY 11, we recycled 6.4 million more pounds of the waste generated at our facilities and increased the percentage of waste recycled to 36%.

•

ISO 14001 Certification. ISO 14001 provides a framework for a holistic, strategic approach to an organization’s environmental policy, plans, and actions. FedEx is evaluating the feasibility of obtaining ISO 14001 certification in additional facilities as 51 of our facilities in Europe meet those requirements.

•

FSC Certified Paper. We seek to buy paper for our FedEx Office Print and Ship Centers from suppliers that have been certified by the Forest Stewardship Council (FSC), which helps ensure responsible forest management. In FY 11, we increased the percentage of FSC-certified paper used in our FedEx facilities to 80%.

6.2.1 Greenhouse Gas Emission Estimates Via Air and Ground Transport

[ * ].

6.3 Independent Verification

[ * ]

6.4 Emissions Reporting and Frequency

[ * ]

6.4.1 Reporting

[ * ]

6.4.2 Meetings

FedEx will convene a meeting with the Postal Service no later than thirty (30) days after contract award to discuss high level greenhouse gas emissions estimation methodologies and network boundaries FedEx will hold quarterly meetings with the Postal Service to discuss reporting methodology developments, boundaries, and notification of estimation methodology or boundary changes. These meetings will be scheduled in accordance with the contract terms. Ron Stevens, Managing Director of PTM, will be our FedEx representative at these meetings.

6.5 Sustainability Reports

As presented in this section, FedEx has a comprehensive sustainability program, with an infrastructure of goals, milestones, and reporting features. FedEx has not been required under our current Postal Service contract to submit sustainability reports, [ * ]. We will coordinate with the Postal Service to develop reports that deliver the information to make informed decisions, which will include the following statistics as stated in Section 6.2.1 of this volume:

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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7.0 Subcontracting Plan (Provisions 3-1, 4-1, 4-2, Clauses 3-1, 3-2)

FedEx provides the Postal Service with the best value for every dollar we spend on subcontracted goods and services.

The FedEx subcontracting plan for the Postal Service ACN contract is compliant with Clauses 3-1 and 3-2 of the RFP. It also fulfills the requirements of the Postal Service’s Supplying Principles and Practices (SP&Ps). We are committed to ensure that small, minority, or small woman-owned businesses (SMWOB) are fairly represented under this contract. We will provide subcontracting activity reports under this contract on a calendar-quarter basis as described in Clause 3-2 of this solicitation within 15 calendar days after the end of the quarter, or more frequently, if the Postal Service Contracting Officer (CO) requires.

We understand that this plan must be approved by both the Postal Service and FedEx prior to the award of a contract. Additionally, all subcontracts regardless of type will include the clauses required by the Postal Service. FedEx understands that it cannot enter into any first-tier subcontract to a Postal Service ACN contract for an estimated or actual amount of [ * ] or more without obtaining written clearance from the Postal Service CO that the proposed subcontractor is in compliance with the equal opportunity requirements and is eligible for award.

7.1 Subcontracting Goals

Figure 7-1 shows the proposed subcontracting goals across the FedEx enterprise during FY 13, including SMWOBs.

Figure 7-1. FedEx Subcontracting Goals for FY 13

We are committed to the SMWOB subcontractor goals.

Subcontractor Business Type	Total Dollar Amount
All	[	* ]
Minority and woman-owned	[	* ]
Veteran-owned (VOB) including service-disabled veteran-owned business (SDVOB)	[	* ]
Service-disabled veteran-owned business (SDVOB)	[	* ]
HUBZone business	[	* ]
Small disadvantaged business	[	* ]

7.2 Total Dollars Subcontracted by Type

FedEx’s goal for the total dollars to be subcontracted across the enterprise during FY 13 is [ * ]. The specific dollar goals for SMWOBs are shown in Figure 7-1 above.

7.3 Description of Subcontracted Supplies and Services

FedEx will consider subcontracts for services for any non-flight or aircraft related commodities and services when possible. FedEx has subcontracted and will continue to use subcontractors for supplies and services across all applicable commodity categories including:

•	Equipment, maintenance, and material

•	Building maintenance, construction, and repair

•	Repair of machinery

•	Aircraft parts

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012

•	Janitorial services

•	Security guard services

•	Service and safety awards

•	Employee screening services

•	Ground transportation

•	Call center/help desk management.

7.4 Method Used to Develop Subcontracting Goals

FedEx has a disciplined and logical process and methodology to develop our subcontracting goals. Our purchasing agents develop, on an annual basis, a sourcing plan that identifies the commodities and services that are under contract with projections for bid during the following calendar year. We will consider factors such as volume by service type, subcontractor performance, and customer ordering projections. Based on the calculated dollar amounts, we compare our current budgeted subcontract dollars to the projected spending, and arrive at our average percentages for the next year. Our subcontractor goals are consistent with, and accurately reflect FedEx’s actual subcontracting report for the electronic Subcontracting Reporting System (eSRS).

7.5 Method Used to Identify Potential Sources

FedEx uses several proven methods to advertise to potential sources. We monitor Web sites to meet our subcontracting goals, including those of the National Minority Supplier Development Council, SBA Matchmaking Sessions, SBA.gov, Mid-South Minority Business Council, FedEx Supplier Contact Management System, and System for Award Management (SAM) which is formerly the Central Contractor Registration (CCR). Outreach efforts include involvement with trade associations, business development organizations, conferences, and trade fairs to locate small, minority, and woman-owned business sources. We provide encouragement to subcontractors through workshops, seminars, and training, and monitoring performance to evaluate compliance with the program’s requirements. These efforts demonstrate FedEx’s commitment to ensuring that businesses, other than large businesses, have an equitable opportunity to compete and participate in subcontracts.

7.6 Indirect Cost Statement

Indirect costs have been included in the dollar and percentage subcontracting goals stated above in Figure 7-1, in Section 7.1. The method used to determine the proportionate share of indirect costs to be incurred with small business concerns is calculated based on the previous year’s subcontractor spend, factored with estimates for the coming year.

We require that our supply chain specialists include at least one SMWOB concern in all RFPs for indirect costs. If a small business concern is not included, an exception form detailing why one was not included must be submitted and signed by the Vice President for the applicable engagement.

7.7 Subcontracting Program Administrator

Our subcontracting program administrator and alternate are presented in Figure 7-2.

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Figure 7-2. Subcontracting Program Administrator

	Subcontracting Program Administrator	Alternate Subcontracting Program Administrator
Name:	Tina Thornton	Conrad “Deke” Crawford
Title/Position:	Senior Supply Chain Specialist	Supply Chain Specialist
Address:	30 FedEx Parkway	30 FedEx Parkway
City/State/Zip Code:	Collierville, TN 38107	Collierville, TN 38107
Telephone Number:	901.263.6848	901.263.5037
Fax Number:	901.263.6449	901.263.6449
Email:	tina.thornton@fedex.com	cecrawford2@fedex.com

To effectively implement this plan for efficient contract performance, the subcontracting program administrator will perform the following functions:

•

Assist with SMWOB concerns, by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules, to facilitate participation by such concerns. Where FedEx’s lists of potential small subcontractors are excessively long, reasonable effort shall be made to give all such small business concerns an opportunity to compete over a period of time.

•	Provide adequate and timely consideration of the potentialities of small concerns in all “make-or-buy” decisions.

•	Counsel and discuss subcontracting opportunities with representatives of small firms.

•

Provide notice to subcontractors concerning penalties and remedies for misrepresentations of business status as small, for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the contractor’s subcontracting plan.

•	Develop and promote company/division policy statements that demonstrate the company’s or division’s support for awarding contracts and subcontracts to small concerns.

•	Develop and maintain bidders’ lists of small concerns from all possible sources.

•	Ensure periodic rotation of potential subcontractors on bidders’ lists.

•	Ensure that small concerns are included on the bidders’ list for every subcontract solicitation for products and services that they are capable of providing.

•	Ensure that subcontract procurement packages are designed to permit the maximum possible participation of small concerns.

•	Review subcontract solicitations to remove statements or clauses that might tend to restrict or prohibit small concerns.

•	Ensure that the subcontract bid proposal review board documents its reasons for not selecting any low bids submitted by small concerns.

•	Oversee the establishment and maintenance of contract and subcontract award records.

•	Attend or arrange for the attendance of company counselors at business opportunity workshops, minority business enterprise seminars, and trade fairs.

•	Directly or indirectly counsel small concerns on subcontracting opportunities and how to prepare bids to the company.

•	Conduct or arrange training for purchasing personnel regarding the intent and impact of Section 8(d) of the Small Business Act on purchasing procedures.

•	Develop and maintain an incentive program for buyers that support the subcontracting program.

•	Monitor the company’s performance and make any adjustments necessary to achieve the subcontract plan goals.
•	Prepare and submit timely reports.

•	Coordinate the company’s activities during compliance reviews by Federal agencies.

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7.8 Subcontracting Plan Flowdown

FedEx agrees to require all subcontractors (except small business concerns) that receive subcontracts under any Postal Service ACN contract in excess of [ * ] to adopt a plan that complies with the requirements of the FedEx Subcontracting Plan.

7.9 Recordkeeping

FedEx will maintain records concerning procedures that have been adopted to comply with the requirements and goals in the plan, including establishing source lists and a description of efforts to locate small concerns and award subcontracts to them. The records will include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated):

i.	Source lists (e.g., CCR), guides, and other data that identify small concerns

ii	Organizations contacted in an attempt to locate sources that are small concerns

iii.	Records on each subcontract solicitation resulting in an award of more than [ * ] indicating:

(1)	Whether small business concerns were solicited, and if not, why not

(2)	Whether woman-owned small business concerns were solicited, and if not, why not

(3)	If applicable, the reason award was not made to a small business concern

iv.	On a contract-by-contract basis, records to support award data submitted by FedEx to the Government, including the name, address, and business size of each subcontractor. Contractors having commercial plans need not comply with this requirement.

7.10 Reports

FedEx will submit periodic reports on a calendar-quarter basis so that the Postal Service can determine the extent of our compliance with this subcontracting plan. The reports will be in compliance with Clause 3-2 of the RFP. Additionally, we agree to cooperate in any studies or surveys that may be required. We are familiar with the subcontracting portal through the use of eSRS. Reports are to be submitted within 30 days after the close of each calendar period.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Sustainability Report SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 1

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 ENVIRONMENT & EFFICIENCY 2011 Global Citizenship Goals & Progress Update SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 2

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 ENVIRONMENT & EFFICIENCY Table of Contents Introduction 3 EarthSmart®. FedEx solutions for a more sustainable world. 4 Annual estimated carbon offset 4 Greenhouse gas emissions 5 Enterprise CO2 emissions 5 Greening our fleet 5 Aircraft emissions 5 Vehicle fuel efficiency 6 Electric and hybrid-electric fleet 6 Greening our facilities 8 Solar electricity 8 Renewable energy credits 8 ISO 14001 certification 9 Waste streams and recycling 9 Waste streams 9 Recycling totals 10 Recycling percentages 10 Paper and packaging 11 FSC-certified paper 11 Fines and penalties 12 Awards and recognition 13 All currencies are translated in U.S. dollars. 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE | 2 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 3

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Environment & Efficiency FEDEX DOESN’T JUST WANT TO PLAY AN IMPORTANT ROLE IN HOW THE WORLD IS CONNECTED We want to connect the world responsibly and resourcefully. The commercial transportation industry has no single solution for reducing its environmental footprint. But FedEx is committed to operating and innovating in new ways that can help our business as well as our industry. Environment and Efficiency is one of four specific areas where we document our progress each year. Along with Economics and Access, Community and Disaster Relief, and People and Workplace, we offer data, information, and examples in our annual Global Citizenship Report of how we live up to our responsibilities. FedEx team members contribute to our progress in these four important areas, their actions speaking just as loudly as the numbers that mark our progress. FedEx was the first U.S. transportation-logistics company to set long-term goals to reduce aircraft emissions. In 2005, we set goals to reduce aircraft emissions 20 percent by 2020, to increase FedEx Express vehicle efficiency by 20 percent by 2020, and to expand on-site renewable energy generation and the procurement of renewable energy credits. FedEx was the first company in the U.S. transportation-logistics industry to establish a Citizenship Blog, to report global Scope 1 (direct) greenhouse-gas emissions in 2008, and to disclose climate risks to the Securities and Exchange Commission. For more information on risks reported, see pages 19 and 71 of our Securities and Exchange Commission Form 10-K 2012. Our current emissions goals include: Reducing aircraft emissions intensity 30 percent by 2020, on an emissions per available-ton-mile basis, from a baseline year of 2005— this represents an increase in our global aircraft emissions intensity goal by 50 percent from the original target established in 2005. Increasing FedEx Express vehicle efficiency by 20 percent by 2020, including via support of new technology, from a baseline year of 2005. Getting 30 percent of our jet fuel from alternative fuels by the year 2030. Expanding on-site generation of and continuing procurement of renewable energy for our facilities. Seeking LEED (Leadership in Energy & Environmental Design) certification on all new FedEx Express buildings in the U.S. Our strategy for reaching these goals includes: Minimizing our environmental footprint while serving our customers and growing our business. Maximizing efficiencies. Supporting innovation for eco-technologies. Providing leadership in responsible environmental stewardship. Helping connect the world in responsible and resourceful ways. We continue to look at and identify our areas of exposure with regard to greenhouse-gas emissions and other environmental factors. We then determine the level of potential impact and set appropriate plans and goals needed to shrink our environmental footprint. Finally, we continually monitor our progress toward minimizing our impact and achieving our goals. Many departments are involved in issues of environmental stewardship. Their collective efforts are led by Mitch Jackson, Vice President for Environmental Affairs and Sustainability. In 2011, we reconstituted our governance oversight with the FedEx Enterprise Sustainability Council (FESC), a senior officer-level council that develops and guides implementation of our sustainability strategy. Sustainability Impact Teams were also established under the FESC management structure to ensure that our various operating companies can discuss, plan, and act in harmony on our sustainability strategy. We also actively work with government agencies, NGOs, manufacturers, suppliers, and other fleet operators to introduce fuel-efficient and low-carbon, alternative-fuel technologies, and to promote the transformation of transportation through our advocacy for electrification. FedEx has done more than any other U.S.-based logistics and transportation company in this regard. FedEx was the first company in the U.S. transportation-logistics industry to push for commercial-vehicle, fuel-economy legislation, which was enacted in the Energy Independence & Security Act of 2007. And we helped create a set of principles to inform and support this first-ever national greenhouse-gas/fuel-efficiency program for medium- and heavy-duty vehicles—the only company in our industry to do so. FOR MORE INFORMATION ON OUR APPROACH TO CARBON LEGISLATION, SEE THE FOLLOWING: FedEx addresses the feasibility of the concept of a price on carbon emissions— blog.fedex.designcdt.com/node/810. Frederick W. Smith addresses the carbon tax debate while speaking at the Global Green Initiative Conference— mediacenter.fedex.designcdt.com/node/347. FedEx has also participated in studies that advocated such legislation. See the Commission for Environmental Cooperation’s “Destination Sustainability: Reducing Greenhouse Gas Emissions from Freight Transportation in North America” report— http://www.coc.org/Storage/99/9783_CEC-FreightTransport-finalweb_en.pdf. 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE | 3 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 4

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Environment & Efficiency EARTHSMART®. FEDEX SOLUTIONS FOR A MORE SUSTAINABLE WORLD. FedEx works to achieve our ambitious goals through EarthSmart, the FedEx roadmap fat operating in an increasingly sustainable way and engaging our team members, customers, suppliers, vendors, and the communities where we operate to help us reduce the environmental impact of our daily business operations. We introduced EarthSmart in 2009 as a way to underscore our commitment to minimize our impact on the environment. Our aim is to find or create new ways not only to improve our own company’s environmental performance, but also to point the way for other companies in our own industry and beyond. EarthSmart includes three pillars: EarthSmart Innovations: Customer and FedEx solutions related to services and assets. EarthSmart © Work: Workplace employee-engagement programs. EarthSmart Outreach: Philanthropic and volunteer efforts. INTRODUCING FEDEX CARBON-NEUTHAL ENVELOPE SHIPPING In April 2012, FedEx introduced our latest EarthSmart innovation—FedEx carbon-neutral envelope shipping. For every FedEx Express18 envelope shipped, FedEx will offset the carbon emissions related to its transport, no matter where it travels. The program helps improve the carbon footprint not only at FedEx, but also for our customers’ businesses. But unlike our competitors, we won’t charge customers a fee to offset the carbon produced when they ship an envelope. Annual Estimated Carbon Offset We calculate the emissions it takes to transport an envelope to its destination, and we pay an offset provider to offset those emissions for every envelope we carry. The annual estimated carbon offset by this program is equivalent to planting 2,179,487 seedlings and letting them grow for 10 years. We work with BP Target Neutral, a not-for-profit offset provider whose projects reduce, replace, and neutralize carbon. Currently, BP Target Neutral invests in six large carbon-offset projects, which will offset the carbon FedEx emits transporting envelopes. Projects are located in: China-micro hydro; The Netherlands—biogas; Tanzania-reforestation; Thailand-landfill-to-gas, Turkey-wind power; and U.S.-landfill-to-gas. For more information on this exciting new initiative, go to niews.van.fedeX.com/carbonriGutralenveloDe EARTHMART INNOVATIONS CUSTOMER AND FEDEX SOLUTIONS RELATED TO SERVICES AND ASSETS FedEx carbon-neutral envelope shipping. FedEx seeks to transport documents around the world in a way that neutralizes carbon emissions-at no extra charge FedEx Express works with BP Target Neutral. a not-for-profit offset provider that helps to reduce, replace, and neutralize carbon by investing in offsets for every envelope shipment EARTHSMART OUTREACH: PHILANTHROPIC AND VOLUNTEER EFFORTS EMBARQ: fedex works with EMBARQ, the World Resources Institute’s Center for Sustainable Transport, to help eliminate congestion, air pollution, and unsafe roads for people living in Mexico, Brazil, and India. National Fish and Wildlife Foundation: FedEx supports the National Fish and Wildlife Foundation in its efforts to preserve and restore U.S. native wildlife species and habitats. To learn more about our EarthSmart programs, go to earthsmart.fedex.com/. 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE | 4 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 5

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Environment & Efficiency GREENHOUSE GAS EMISSIONS ENTERPRISE CO2 EMISSIONS Our Scope 1 and 3 CO2 emissions increased slightly in FY11 due to increased shipping volumes, which came with improved global economic conditions and strong demand for our services. However, we have made progress in decoupling economic growth from our direct greenhouse-gas emissions during that time period. Our Scope 1, 2 and 3 CO2 absolute emissions increased by 4 percent in FY11 compared with FY10, while still remaining at 3 percent below FY09 levels. In FY11, we increased out total annual revenue by 13 percent over FY10. Enterprise CO2 Emissions (in metric tons) GREENING OUR FLEET AIRCRAFT EMISSIONS We calculate aircraft emissions intensity metrics by dividing the total CO2 emissions of our company-operated aircraft by the available ton miles (ATM), or the tons of carrying capacity by miles traveled. Aircraft Emissions DEFINING SCOPE EMISSIONS Our Scope 1 emissions include those generated by our company-operated aircraft and surface vehicle fleets, and on-site combustion of diesel, natural gas, and other fuels used at our hub, station, and office locations. Our Scope 2 emissions are indirectly generated through our consumption of purchased electricity, heat, and steam at our facilities and FedEx Office Print and Ship Centers In FY11, our Scope 2 emissions decreased slightly due to ongoing energy efficiency initiatives at our facilities (see “Greening Our Facilities” for more information). Our Scope 3 emissions comprise other indirect emissions, including those from FedEx Express feeder aircraft contract operators and the fuel we sell to FedEx Ground independent contractors. We compiled our greenhouse emissions inventory using data and emissions factors in accordance with WorId Resources Institute technical guidance. In previous years, we tracked and reported this data on a calendar-year basis. However, in order to be consistent with how we report on other data in this report, we are transitioning to a fiscal-year reporting basis for this metric going forward. Our previous goal by 2020 was to reduce our CO2, emissions intensity or emissions per available ton mile by 20 percent as compared with our 2005 performance. We are pleased to announce that FedEx has increased our global aircraft emissions intensity goal by 50 percent to a 30 percent intensity reduction by 2020, still using FY05 as the baseline year. In FY11, we reduced aircraft CO2 omissions intensity by 4 percent, bringing our cumulative reduction to 13.8 percent compared with FY05. The majority of this reduction was due to replacement of older, more-inefficient aircraft. By 2015, we will have replaced all our less-efficient 727s with more fuel-efficient and greater payload 757 aircraft. We are also introducing Boeing 777 aircraft, which use 18 percent less fuel than the MD-11 aircraft and provide greater payload capacity. In addition, we are planning to introduce the new Boeing 767 aircraft to our fleet in FY13, which will further contribute to our ability to meet our newly revised aircraft emissions intensity reduction target. Other operational activities play a significant role, and these advancements are managed under our Fuel Sense program. We have programs to optimize fuel usage from gate to gate, starting with preflight. For example, aircraft auxiliary power unit (APU) usage is managed by providing ground support equipment 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE | 5 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 6

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Environment & Efficiency in parking positions. To supplement ground support equipment, gate stands provide power from either a power converter or a portable power unit, and portable air conditioning carts keep the aircraft cool in hot summer months. This equipment is monitored in real time and information is provided to all the stakeholders, from ground support teams that can track the portable units in real time and dispatch them to the required gate to the flight crewmembers so they can determine when to start the APU. We also have gate-to-gate programs to facilitate taxiing with one less engine and for optimized profile descent (also known as continuous descent approach) prior to landing. These procedures provide a repeatable and predictable trajectory that both Air Traffic Control and crewmembers can use to minimize fuel usage. We also have a mechanism for crewmembers to share new ideas and provide feedback on their individual contributions to the program. Whether on the ground or in the air in every phase of the flight, preflight, taxi, takeoff, climb, cruise, descent, landing, and taxi, we look for programs to optimize fuel usage and reduce emissions. At FedEx, small changes through individual contributions a mount to a big impact in emission reductions over many daily operations worldwide. VEHICLE FUEL EFFICIENCY Our goal for 2020 is to improve the fuel efficiency of the FedEx Express surface/delivery vehicle fleet by 20 percent, using 2005 as the baseline year. We are happy to announce that we are still on track to meet that target, having achieved a 16.6 percent improvement in the FedEx Express vehicle fleet between FY05 and FY11. Vehicle Fuel Efficiency The FedEx Express pickup and delivery vehicle fleet follows a three-tired approach to improve vehicle fuel efficiency: Reduce, Replace, and Revolutionize. This means we develop vehicle technologies for the future while making the best use of the conventional vehicles we operate today. FedEx Express has increased the size of its alternative-fuel fleet by 18 percent in FY12, with a total of 364 hybrid-electric vehicles (HEVs) and 118 electric vehicles (EVs) in service by the end of FY12. These vehicles seved 345,000 gallons of fuel and logged 12.1 million miles since being introduced to our fleet. We also continue to retrofit conventional internal-combustion-engine vehicles to make our local delivery vehicles more fuel efficient through our “Vehicle Refresh Plan” Our engineers use detailed analysis techniques to understand the power and torque requirements of our various route profiles. Matching the right vehicle to each respective route yield significant economic and environmental returns. This program has saved over 75 million gallons of fuel since its inception. Electric and Hybrid-Electric Fleet EARTHSMART @ WORK: WORKPLACE EMPLOYEE-ENGAGEMENT PROGRAMS Fuel Sence: Optimization of flight planning, aircraft weight reduction, and flight efficiencies are a few of the 30 different Fuel Sense programs. Fuel Sense helped cut our jet fuel consumption by 40.5 million gallons and CO emissions by nearly 388,000 metric tons in FY11. Reduce, Replace and Revolutionize: Includes restructuring FedEx Express routes to reduce miles driven and vehicles needed, matching vehicles to routes by energy requirements, and using smart changing algorithms to control the impact on the electric grid. To learn more about our EarthSmart programs, go to earthsmart_fedex.com/. 2011 GLOBAL CITIZENS HI? GOALS & PROGRESS UPDATE I6 SN#:5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 7

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 FedEx Express also expanded its Eco-Drive program to 10 Asia-Pacific markets’ Australia, China, Hong Kong, Japan, South Korea, Malaysia, Now Zealand, Singapore, Taiwan, and Thailand Experts from Isuzu Motors teach FedEx drivers how to operate vehicles mere efficiently, increasing their awareness of energy conservation, environmental protection, and general road safety FedEx Office has adopted technology from our other operating companies to help make touting of our local delivery vehicle fleet more efficient This includes creating a national centralized dispatch facility and testing all electric vans in Washington, D C, and hybrid vehicles in other markets FedEx continues to he actively engaged in a variety of cross sector and public private collaborations In identity and pilot now technologies to remove the fuel efficiency of the- global logistics industry’s vehicle fleet This effort is reducing the entile industry’s greenhouse-gas emissions These technological innovations include making hybrid and electric drivetrains more affordable and scalable, improving the fuel economy of conventional internal-combustion-engine vehicles, and developing an international infrastructure for vehicle electrification. FedEx works with the U.S. Department of Energy, the Environmental protection Agency (EPA), vehicle component manufactures, and other commercial vehicle fleet owners through the CAI START Hybrid Truck Users Forum to promote adoption of hybrid electric and hydraulic commercial delivery trucks in the marketplace Through these relationships, each FedEx operating company focuses on technologies that are specifically relevant to their operations and that will ultimately benefit out other operating companies with FedEx Express exploring advancements in electric vehicle transmissions, FedEx Ground evaluating innovations in hydraulic hybrid technology, and FedEx Freight exploring the feasibility of using Liquefied Natural Gas for Class 8 long haul trucks. FedEx operating companies are also active in the EPA’s SmartWay program and the Department of Energy’s newly established National Clean Fleets Partnership to foster cooperation around fuel-efficiency innovation across the entire commercial vehicle value chain. The LPA SmartWay transport Partnership creates a market mechanism that gives Carries and shippers incentive to improve the efficiency of then operations, increase envy performance, and increase supply chain sustain ability SmartWay partners agree to benchmark and assess freight operations, calculate fuel consumption, and tract fuel efficiency FPA creates reporting tools, calculates emissions, and publici7es partners’ performance on the SmartWay Partner list Four of the FedEx operating companies (Custom Critical, Express, height, and Ground) am currently members of the FPA SmartWay Transport Partnership For more information on the SmartWay program, visit http://www.epa.gov/smartwav/. In addition, FedEx Chairman and CLO Frederick W. Smith’s continued advocacy tor commercial vehicle electrification through Securing America’s future Energy (SAFE), where he serves as co-chair, is helping to drive a more strategic approach to ensuring that the U.S. is at the forefront the alternative-fuel vehicle revolution. Environment & Efficiency EARTHSMART INNOVATIONS: CUSTOMER AND FEDEX SOLUTIONS RELATED TO SERVICES AND ASSETS FedEx low-emission, hybrid-electric vehicles: Our fleet of FedEx Express vehicles has reduced fuel consumption in North America, Europe, and Asia by more than 25 percent 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE 17 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

Environment & Efficiency GREENING OUR FACILITIES RENEWABLE AND ALTERNATIVE ENERGY FedEx has generated over 18 gigawatt-hours of solar electricity since we built our first solar facility We row have six solar-energy facilities, five in the U S and one in Europe. These six facilities alone have reduced CO, emissions by an estimated 6,858 metric tons This is roughly equivalent to 768,834 gallons of gasoline or 1/5,846 tree seedlings growing for 10 years, based an the EPA’s Greenhouse Gas Equivalence Calculator. Solar Electricity 7,510,000 KWh FedEx Express Oakland, Calif. 1,160,000 kWh FedEx Freight Fontana, Calif. 1,370,000 kWh FedEx Freight Whittier, Calif. 5,160,000 FedEx Ground Woodbridge, NJ. 1.010,000 kWh FedEx Ground Rialto. Calif. 1,790,000 kWh FedEx Express Cologne. Germany The FedEx Express 350,000-square-foot solar-powered facility in Oakland, Calif, was the largest commercial solar rooftop installation at the time it was built in 2005. More than 5,700 solar electric panels cover the 81,000 square feet of roof space, producing 904 kilowatts of power In 2008, FedEx Freight introduced two solar-power installations at facilities in Whittier and Fontana, Calif., both systems providing a substantial portion of the facilities’ annual electricity needs In late 2009, FedEx Ground installed the nation’s then largest rooftop solar-electric system at its distribution huh in Woodbridge, N J Capable of producing approximately 26 million kilowatt-hours of electricity a year, the system provides up to 30 percent of the hub’s annual energy needs. the solar-electric system at the FedEx Express facility in Cologne, Germany, went online in 2010 and has produced nearly 1.8 gigawatt hours of power to dale. In May 2011, the 1.13 megawatt FedEx Ground Railto, Calif., solar electricity system went online and meets approximately 30 percent of that facility’s annual electricity needs. The FedEx Express Oakland, Calif, huh is also using Bloom Energy fuel Cell technology for electric generation. FedEx installed live 100 kilowatt fuel cells at the hub, which can run on almost any hydrocarbon fuel ethonol, biodieseI, methane, and natural gas. These fuel cells require no combustion, producing virtually no NOx, SOx, or other smog forming participates. Dunning on natural gas, the fuel cells provide each facility with MO kilowatts of electricity by Converting natural gas to electricity. They thereby reduce the strain and dependency on the local electrical distribution grid and further our strategic investment in innovative technologies RENEWABLE ENERGY CREDITS In addition In the renewable energy generated on site, FedEx Office purchased 33,333 renewable energy credits (RLC) to offset emissions associate with the electricity user) in FY11 and to support efforts to generate electricity from renewable sources. Each REC purchased represents 1,000 kilowatt-hours of electricity produced by a renewable energy facility. Renewable Energy Credits MWh 33,333 In addition, FedEx Ground recently purchased 1,855 Green E certified, “NewMix” National Wind RECs, equating to an offset of 2,033,433 pounds of CO2 emissions for the associate indirect grid electricity emissions at seven hub and station locations in Pennsylvania. This initial purchase was part of a recent strategically designed energy procurement effort whose ultimate goal is to offset the Scope 2 emissions associated with electricity consumed at more than 500 FedEx Ground facilities in the U S and Canada LEED* CERTIFIED FACILITIES All new, and some existing, FedEx Express U S buildings will seek LEED (Leadership in Energy & Environment Design) certification. These certifications help FedEx to conserve energy, improve the environment, and create a better workplace The FedEx Express I as Vegas facility was the first to earn LEED certification, reducing indoor water use by 19 percent computed with code compliant plumbing, improving energy savings by 42 percent through design elements such as skylights and evaporative cooling, diverting 86 percent of all construction waste through recycling and reclamation of materials, and ensuring that more than ft percent of regularly occupied spaces are sunlit to reduce the need for electric lights and provide better workspaces The FedEx Express World Headquarters in Memphis received LEED Cold certification in January 2011, under the U.S. Green building Council’s LEED) for Existing Buildings Haling System. The FedEx Enterprise Data Center West, in Colorado Springs, Cole., is now certified LEED Gold under the new fating system for new construction and is a winner at International Data Group’s InfoWorld Green 15 Award. Two additional FedEx stations in Houston, Texas, where certified us LEED Silver in the fall of 2011, and the certifications of five other facilities are pending 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE 18

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 Environment & Efficiency • When it comes to green roofs at airports, nothing in the country tops the FedEx Express cargo facility at Chicago’s O’Hare International Airport The new O’Hare FedEx Express package-sorting center conducts opera lions under the largest continuous vegetated roof at an airport in the US It is the size of three football fields FedEx and the Chicago Department of Aviation are also pursuing LEED Gold certification for the facility, extending the company’s intent announced earlier this year of LEED certification for all new U. S. FedEx Express properties For more information on the Chicago O’Hare green roof, go to news, van, fedex.com/OHareGreenRoof. FACILITIES WITH ISO 14001 CERTIFICATION international Organization for Standardization (ISO] 14001 provides a framework for a holistic, strategic approach to an organization’s environmental policy, plans, and actions It outlines requirements for environmental management systems, and 51 of our facilities meet those requirements. In 1999, FedEx Express began implementing an Environ menial Management System (EMS) to provide a formal process to improve environmental efficiency and performance. With the help of Lloyd’s Register Quality Assurance, a gap analysis was completed, and FedEx Express instituted an EMS that is based upon ISO 14001 requirements fonts U S locations Fifty FedEx facilities in the United Kingdom in September 2008 became the first FedEx locations to achieve ISO 14001 certification. This was followed by certification of the FedEx international hub in Paris, France ISO 14001 Certification FY11 51 facilities We continue to deploy the FMS globally, and FedEx is evaluating the feasibility of obtaining ISO 14001 certification in other markets and at other facilities. In the interim, the FedEx corporate EMS will continue to be based upon elements in the ISO 14001 standard. It includes a corporate policy that guides decision making and procedure manuals that provide clear direction to site personnel The FMS includes a website that educates team members on environmental responsibilities, contacts for assistance, environmental stewardship actions by FedEx, and programs in which team members can participate. In addition, the EMS contains extensive computer-based and classroom training for team members and the use of a regulatory tracking system to maintain awareness of changes in applicable laws The EMS also includes an Environmental Management Information System to aid in retaining and analysing key environmental data. WASTE STREAMS AND RECYCLING WASTE STREAMS The majority of our waste is considered nonhajardous and municipal solid waste, much like regular household garbage The remaining waste streams include: hazardous waste, which is dangerous or potentially harmful to human health or the environment; “universal waste,” which includes batteries, pesticides, mercury-con laming equipment, and light bulbs, and e-waste, such as obsolete handheld scanners, computers, and peripheral devices. We are working toward a goal of reporting the total solid-waste generated at our I facilities across our enterprise in the near future. FY11 3.37% hazardous 1.17% e-waste universal Waste Streams mo 2.83% hazardous 1.30% e-waste 0.11% universal 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE 19

United States Postal Service Air Cargo Network Volume 1 Environment & Efficiency November 6, 2012 RECYCLING Recycling Totals (in millions of Ibs.) FY10FY11 41.5 47.9 In FY11, we recycled 6.4 million more pounds of the waste generated at our facilities than we did in FY10) Based on the waste generation we currently track, out recycling rose 10 points, to 30 percent in FY11. Recycling Percentages Al FedEx, we’ve found opportunities to extend the useful life of a number of materials we use at our business through recycling programs These efforts help divert millions of pounds from landfills. For example, our in-store recycling program at FedEx Office allows us to recycle waste in a secure fashion, and in 2011, FedEx Office locations recycled more than five million pounds of paper, saving almost 8,000 cubic yards of landfill space and over 44,000 trees through that program. The EarthSmart @ Work programs Ground Green, Freight Waste Watch, and FedEx Office paper Recycling—are landing ways In responsibly recycle everything from paper to motor oil. And in some cases, we are even reselling our recycled packaging EarthSmart ® Work will continue to challenge our team members to find new ways to recycle and/or reuse a significant percentage of waste, including nonhazardous, hazardous, universal, and e-waste. U.S. domestic e-waste generated by our operating companies is processed by the FedEx TechConnect Repair Service Center (RSC) and then sent to an external domestic e-waste recycler. FedEx has been a leader in using innovative technologies to power our global shipping and information networks. For more than 30 years, FedEx has put a high priority on keeping these technologies in top working older, and our team of highly trained FedEx technology repair specialists has always met this unique challenge. The RSC provides repair and logistics services of equipment used both by FedEx employees and Customers in the field. Through its innovative designs, the RSC delivers fast and flexible quality solutions to satisfy customer needs. In 2007, the RSC relocated to a new 138,000-square-foot facility in Collierville, Tenn. to maintain our commitment to quality and customer satisfaction, the new facility features a highly automated sort system This state-of-the-art electronic repair facility continues 10 provide our customers with our Best Cost Performance and Best in Class repair operations, while providing increased security for the equipment entrusted to us for repair. EARTHSMART @ WORK: WORKPLACE EMPLOYEE-ENGAGEMENT PROGRAMS Ground Green: FedEx Ground and EPA Waste Wise work together to help team members reduce landfill waste by recycling everything from paper to cardboard to wooden pallets. Simplify Your Center: Through simple change like electronic shipping and transitioning to reusable safety deposit bags instead of disposable envelopes. FedEx Office has been able to produce operational efficiencies that benefit our customers and meet our quantifiable environmental standards for sustainability. Waste Watch: FedEx Freight Local Environmental Action Facilitators (LEAFs) monitor waste consumption, recycling efforts, and water usage at our FedEx Freight sites. To learn more about our EarthSmart programs, go to earthsmart.fedex.com/ 2011 GLOBAL CITIZENSHIP GOALS & PROGRESS UPDATE | 10 SN#:5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal. 11

United States Postal Service Air Cargo Network Volume 1 November 6, 2012 PAPER AND PACKAGING RFSPONSIBLY SOURCFED PAPER We seek to buy paper for cur FedFx Office* Print and Shin Centers from suppliers that have been certified by the Forest Stewardship Council (FSC), which helps ensure responsible forest management. In FY11, we increased the percentage of FSC certified paper used in our FedEx Office Print and Ship Centers to 80 percent FSC-Certified Paper At our 1,800-plus FedEx Office locations in the U.S. Canada, and internationally, we provide consumers sustainable solutions to choose from through our diverse portfolio of paper product offerings More than 70 percent of our paper products contain recycled content. We also offer tree-free paper selections made from natural plant fivers such as cotton. Through FedEx Office, we provide services to efficiently transmit digitized information, so customers can have document professionally printed and finished closer to where they are needed, reducing the resources required to physically transport shipments – and reducing greenhouse gas emissions. I addition all of the FedEx operating companies are working to increase the amount of responsibly sourced paper used for internal operations. For instance, in FY11 we increased the percentage of paper produced from recycled content that we track to 16 percent from 6 percent, resulting in an overall increase of 141 percent for that type of paper consumed on our offices and facilities. This increase was due both to improved reporting of recycled paper usage by our key supplier as well as enhanced product offerings to meet the demand for recycled paper content across the enterprise. PACKAGING For more than a decade, we have worked to minimize the environmental impact of our packaging wherever possible by using recycled content and maximizing recyclability. At the FedEx Packaging Lab, our engineers use the latest materials and tools to solve shipping challenges, including environmental ones, and today, most FedEx packaging is recyclable and contains recycled materials. The iconic FedEx Express overnight envelope is composed of 100 percent recycled content and are recyclable. FedEx 10-kilogram and 25-kilogram boxes contain a minimum of 70 percent recycled content and recyclable. FedEx boxes sold at our retail locations contain a minimum of 20 percent recycled content and are recyclable. Most FedEx Paks contain 60 percent recycled content and are recyclable at select location. With a continued focus on saving energy and reducing materials, we have made minor changes to our packaging with major results. For example, in 2001 we reduced the amount of plastic in the FedEx envelope pouch by almost 500,000 pounds per year. In 2003, we introduced a legal-size reusable envelope that uses dual tear-strips to extend the usefulness of the product while cutting waste. In 2004, we increased the recycled content of the FedEx Pak from 25 percent to 60 percent. And as recently as this year, we changed the material of the legal-size reusable FedEx Envelope, which resulted in an annual paperboard reduction of 100,000 pounds. EARTHSMART @ WORK:WORKPLACE EMPLOUEE-ENGAGEMENT PROGRAMS LEAF: FedEx Freight LEAFs educate and encourage team members to conserve our resources and track progress. Energy Watch: FedEx Freight LEAFs keep tabs on energy consumption statistics via monthly reports shared with the team. Green Site: As FedEx Freight team members take action to conserve resources, their progress is tracked, moving their site toward Green Site certification. To learn more about our EarthSmart programs, go to earthsmart.fedex.com/

United States Postal Service Air Cargo Network Volume 1 November 6. 2012 In 2009, FedEx Ground started using a special machine that shreds used cardboard packaging into a flexible packing material called “cardboard shred “ This cardboard shred now replaces traditional packing materials such as Styrofoam peanuts and bubble wrap, and it diverts tons of used cardboard from landfills These machines can also cut the cardboard shred into a variety of sizes, allowing for repacking of different size boxes, and are portable enough to fit easily in local sorting stations where space is limited Since 2009, FedEx Ground has placed 40 of these machines at key hubs and stations so far, with an annual estimated rate of return of 13 percent on this investment by eliminating the need to purchase new packing materials. In addition, the boxes used to send paper reams to FedEx Office locations are made of top tier green materials. The paper board utilized for these boxes is a chip paper board that is 100 percent recycled, 101 percent recyclable, and 100 percent made from post-consumer reclaimed fiber. And it is printed with water and soy based inks. This product is certified by the Forestry Stewardship Council, as are the facilities that manufacture the box. for more information on our sustainable solutions, go to solutionsthatmatter.van.fedex.com/standard.php#sustainability/ FINES AND PENALTIES In FY11, environmental inspections resulted in a total of $1,700 in assessments. In addition, FedEx paid a retroactive penalty of $12,000 for an assessment from FY10 that was not included in last year’s reported totals. EARTHSMART INNOVATIONS: CUSTOMER AND FEDEX SOLUTIONS RELATED TO SERVICES AND ASSETS FedEx Paperless Processing: FedEx paperless processing reduces paper waste and improve business efficiencies using tools like FedEx Electronic Trade Documents. FedEx Color Management Program: FedEx office has implemented a new printing technology that optimizes ink usage and creates even better color output from our wide-format printers using Intelligent Color Engine (ICE) software. ‘ FedEx® Reusable Sturdy Pak: The FedEx Express Resuable Sturdy Pak is a 100 percent recycled packaging solution that can be used twice for shipping heavier document, binders, folders, and more. To learn more about our EarthSmart programs, go to earthsmart.fedex.com/

United States Postal Service Volume 1 November 6, 2012 Environment & Efficiency AWARDS AND RECOGNITION sponsored by the Dubai government’s Roads and Transport Authority in the The FedEx Enterprise Data Center- West in Colorado Springs, Cola, was among the winners in International Data Group’s InfoWorld’Green 15 Award” in 2011 in recognition of the many sustainable construction practices that also earned the facility the coveted LLLL) Gold ceitihcalion the 140.000 square Inol facility has a power usage effectiveness rating (a me asm cot how efficiently a computer data center uses its powet) of 1.28. The total project achieved energy cost savings of 12.8 percent. A snarl video showcasing the center ran he found at http://,’wWw.youtube.com/watch?v=4NV puw5Vtl(nature=player embedded renewable energy. In October 2010, FedEx was the only company in its industry to receive The International Charter’s Committed to the Environment Award The Committed to the Environment program has two mam anus. First, it recogmzes and rewards companies that are leading the way in under standing and addressing their environmental impact Second, it establishes a standard for environmental respcrisibility, encouragjng companies through example to make similar efforts and address their Environmental impact in a realistic, forward thinking, and sustainable way in recognition of the work done in transforming a former hrownfield site in FedEx also earned the Corporate Balance Award from the Lindbergh Foundation in 2010, in recognition of the great strides we have taken to become an environmentally responsible corporation. And in 2012, the Lindbergh Foundation announced that FedEx has joined the Aviation Green Alliance as a founding Member The Aviation Green Alliance was established to create multiple platforms for members to share strategies, findings, progress, and ideas related te aviation’s environmental challenges. For more information, visit http://www.lmdberghfooundation.org/docs/index.prip/fedex In 2011, FedEx, along with global public relations vendor Kulchum, was recognized with the Gold SABRE Award for Corporate Social Responsibility for the “FedEx Sea Turtle Rescue From Shell to Shining Sea” campaign that helped save as many as 25,000 logger head sea turtle eggs. FedEx worked with the National Fish and Wildlife Foundation to help transport the sea turtle egg that might have been affected by the Gulf ail spill te safety on Florida’s Atlantic Coast in 2010. Also in 2011, FedEx received a score of 65, an increase of 7 points over 2010, and was classified as “Striding” on the Climate Counts Scnrecard, in recognition of progress toward our greenhouse emissions reduction targets, and our advocacy for comprehensive climate change public policy. More information an our Clinate Counts Scnrecard can he found at http://www.climatecounts.org/scorecard score.php?co=72 In April 2012, FedEx was included in the Maplerott Climate Innovation Indexes, which rate the largest companies in the U.S. on their cimate-related innovation and carbon management programs Tle indexes help to identify the companies best placed to seize opportunities in the low-carhon economy of the future FedEx ranked 37th out of 34G companies analyzed a rise of 150 p laces compared with 2011 In February 2011, FedEx won the Dubai Award for Sustainable Transport “Environmental Protections” category with our submission “EarthSmart -Cleaner Vehicles, Greener Deliveries” Fifty one facilities in our Europe Middle Fast-Africa region are ISO 14001 certified, including Our Paris hub at Roissy-Charles de Gaulle Airport, ihe largest FeriFx huh outsiristhfl U S In 2009 and 7010, FedEx Office received the highest scores in our industry y on the Green Grades report-a report card on the paper practice of the office supply sector. And during that same timerframe, the Environmental Protection Agency ranked FexEx Office No 1 among commercial printers supporting In May 2012, FedEx Fxpress was recognized by Penton Media’s Air Transport World (ATW) in the inaugural ATW 2012 Eco-Aviation Awards with the Silver Eco-Airline of the Year Award for our approach to minimizing impact on the environment and for pointing the way for other companies in the aviation and logistics industries, and beyond, to improve their own environmental performance. In April, 2010, FedEx Ground was awarded the Oregon Brownfield Award Troutdale, Ore., into a $129 million state-of-the-art package sorting hub, which is set to open in late summe of 2012. The new FedEx Ground hub is located on 78 acres within the Port of Portland’s 693-acre Troutdale Reynolds Industrial Park that was once the home of a Heynoldsds Metals aluminum smelter. I ho first occupant in the industrial park, FedEx Ground, is returning a once-contaminated parcel te productive use 2011 GLOBAL CITIZENSHIP Goals & PROGRESS UPDATE i 13 SN#: 5A-12-A-0024 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

United States Postal Service

Air Cargo Network

Volume 2A - 100% of the Day Network (Required)

Solicitation Number: 5A-12-A-0024

November 6, 2012

Issued By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P650

Washington DC 20260-0650

This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service – in whole or in part – for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of – or in connection with – the submission of such data, the Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service’s right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in all sheets as marked.

United States Postal Service Air Cargo Network Volume 2A - 100% of the Day Network November 6, 2012

1.0	DAY NETWORK OPERATING PLAN	1

1.1	TENDER AND DELIVERY TIMES BY AIR STOP	5
1.2	OPERATIONAL COMPONENTS OF THE SOW	5
1.3	SERVICES PROVIDED	6
1.3.1	Coordination and Oversight of FedEx Operations	7
1.3.2	Facility Support and Administrative Functions	8
1.3.3	Monitor Performance	8
1.3.4	Provide Feedback to the Postal Service	9
1.3.5	Ensure the Integrity of Data Entry	9
1.3.6	Coordinate the Exchange of Information	9
1.3.7	Provide Notification of Changes or Anticipated Changes	11
1.3.8	Correct Type and Quantity of Equipment	11
1.3.9	Assist in Unloading or Loading ULDs to or from Surface Transportation	11
1.3.10	Scan Material Handling Units (Required) or Postal MTE	11
1.3.11	Process Mail for Dispatch from the Aviation Supplier’s Facility to the Postal Service Facility	12
1.3.12	Close-Out, Receive, and Dispatch All Surface Vehicles	12
1.3.13	Handle Overflow Volumes per Postal Service General Directions	12
1.3.14	Cooperate With All Aviation Suppliers in the Transportation Service Chain	12
1.3.15	Enter Data Timely and Accurately	12
1.3.16	Prepare Required Reports	13
1.3.16.1	Daily Mail Condition Report	13
1.3.16.2	Operational Condition Reports	13
1.3.16.3	Dimensional Weight Reports	13
1.3.17	Perform Verification of Security Seals on Surface Transportation	13
1.3.18	Ensure the Security of All Mail	14
1.4	DESIGNATION (POSTAL SERVICE PERFORMS TERMINAL HANDLING SERVICE (THS) – DAY NETWORK)	14
1.5	DELIVERY AND SPECIFIC DELIVERY INSTRUCTIONS (POSTAL SERVICE PERFORMS THS OPERATION ON DAY NETWORK)	14
1.5.1	Delivery – Day Network	14
1.5.2	Delivery – Night Network	15
1.5.3	Saturday Delivery – Day Network	15
1.6	BOARDING PRIORITY	15
1.6.1	Boarding Priority – Day Network	15
1.6.2	Boarding Priority – Night Network	15
1.7	FREQUENCY	15
1.8	MAIL ASSIGNMENT AND TRANSPORT – DAY NETWORK	16
1.9	MAIL ASSIGNMENT AND TRANSPORT – NIGHT NETWORK	16
1.10	AVIATION PROVIDER PLANNED ACCOMMODATION – DAY NETWORK	16
1.11	AVIATION PROVIDER PLANNED ACCOMMODATION – NIGHT NETWORK	16
1.12	TREATMENT OF EXCEPTIONAL TYPES OF MAIL	16
1.12.1	Treatment of Live Mail	17
1.12.2	Treatment of Perishables	17

SN#: 5A-12-A-0024	Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.	i

United States Postal Service Air Cargo Network Volume 2A - 100% of the Day Network November 6, 2012

1.12.3	Treatment of Registered Mail	17
1.12.4	Treatment of Hazardous Material (HAZMAT)	17
1.13	OFFSHORE CAPACITY REQUIREMENT – DAY NETWORK	18
1.14	VOLUME COMMITMENT – GENERAL INFORMATION	18
1.14.1	Volume Commitment – Contract Volume Minimum – Day Network	19
1.14.2	Operating Period Volume Minimum – Day Network	19
1.14.3	Aviation Supplier Performs THS Operation	19
1.14.4	Operating Period Volume Minimum – Night Network	19
1.14.5	Volume Commitment – Holiday – Day Network	19
1.14.6	Volume Commitment – Holiday – Night Network	19
1.15	OPERATING PERIODS	20
1.16	ORDERING PROCESS – INTRODUCTION	20
1.16.1	Ordering Process – Non-Peak – Day Network	20
1.16.2	Ordering Process – Non-Peak – Night Network	20
1.16.3	Ordering Process – Peak – Day Network	21
1.16.4	Ordering Process – Peak – Night Network	21
1.17	ELECTRONIC DATA INTERCHANGE (EDI) INCLUDING SCANNING AND DATA TRANSMISSION	21
1.17.1	Surface Visibility Scanning	22
1.18	REPORTS (SEE SECTION 1.3.16)	22
1.19	PERFORMANCE REQUIREMENTS AND MEASUREMENT	22
1.20	REDUCTION OF PAYMENT	23
1.21	PERFORMANCE MANAGEMENT	24
1.22	PAYMENT PROCEDURES	24
1.22.1	Rates and Payment General	24
1.22.1.1	Scan Requirements	25
1.22.1.2	Night Turn Scan Requirements	25
1.22.1.3	Day Turn Scan Requirements	25
1.22.2	Payment Processing – Day Network – Per Cube	25
1.22.2.1	Invoicing	25
1.22.2.2	Mail Tendered in ULDs	25
1.22.2.3	Mail Tendered from Surface Trucks	25
1.22.2.4	Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub	26
1.22.2.5	Aviation Supplier Surface Transportation – Not Included in Transportation Payment	26
1.22.2.6	Economic Adjustment	26
1.22.2.7	Hub Sort Scan	26
1.22.2.8	Re-Labeling Charge	26
1.22.2.9	Fuel Adjustment	26
1.22.3	Payment Processing – Day Network – Per Pound	26
1.22.4	Payment Processing – Night Network – Per Pound	26
1.22.4.1	Invoicing	27
1.22.4.2	Economic Adjustments	27
1.22.4.3	Re-Labeling Charge	27
1.23	RECONCILIATION PROCESS	27
1.24	MODE OF TRANSPORTATION TO SERVICE EACH AIR STOP – (MAIL ASSIGNMENT AND TRANSPORT) AS IDENTIFIED IN TENDER AND DELIVERY SPECIFICATIONS LISTED IN ATTACHMENT 3 AND ATTACHMENT 4	27
1.25	OTHER COMPONENTS OF THE STATEMENT OF WORK NOT PREVIOUSLY DISCUSSED	28

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1.25.1	Service Points	28
1.25.2	Management Plan	28
1.25.3	Repossession of Mail by the Postal Service	28
1.25.4	Local Agreements	29
1.25.5	Operating Periods	29
1.25.6	Incentive Plan	29
1.25.7	Sustainability	29
1.25.8	Security	29

2.0	CONTINGENCY PLAN	30

2.1	AIRCRAFT MECHANICAL DELAYS OR CANCELLATIONS	33
2.2	A BREAKDOWN OF ANY MAINTENANCE SUPPORT OR GROUND HANDLING EQUIPMENT AND DUTIES AT ANY OUTSTATION	33
2.3	DELAYS, CANCELLATIONS, OR AIRCRAFT WEIGHT LIMITATIONS CAUSED BY WEATHER CONDITIONS	33
2.4	AIRPORT CLOSINGS PER FAA	35
2.5	LABOR DISRUPTIONS INCLUDING, BUT NOT LIMITED TO, WALKOUTS OR STRIKES	35
2.6	STAFFING SHORTAGES RELATING TO MEDICAL OR OTHER EMERGENCIES	35
2.7	DELAYS CAUSED BY ENVIRONMENTAL ISSUES SUCH AS FUEL SPILLS, CHEMICAL SPILLS, OR OTHER HAZMAT	35
2.8	OTHER CONDITIONS THAT MAY AFFECT ON-TIME PERFORMANCE	36
2.9	TRAINING OF EMPLOYEES ON CONTINGENCY PLAN	36

3.0	COMPLETED ATTACHMENT 12: TENDER & DELIVERY TIME COMMITMENT	37

List of Figures

FIGURE 1-1. FEDEX AIR CARGO DAY NETWORK	1
FIGURE 1-2. FEDEX KEY DIFFERENTIATORS	2
FIGURE 1-3. FEDEX ON-TIME DELIVERY HISTORY	3
FIGURE 1-4. CUSTOMER-FOCUSED FEDEX MAIL SERVICE DELIVERY TEAM	4
FIGURE 1-5. FEDEX AIR TRANSPORT MAIL DELIVERY SERVICE PROCESS	5
FIGURE 1-6. PROCESS AREAS OF ACN SOLICITATION MAPPED TO TRANSPORTATION AGREEMENT CURRENT PROCESSES	6
FIGURE 1-7. FEDEX’S GOCC	7
FIGURE 1-8. FEDEX PERFORMANCE MONITORING BENEFITS TO THE POSTAL SERVICE	8
FIGURE 1-9. FINAL RAMP TO RAMP DAILY NET SERVICE LEVEL REPORT	10
FIGURE 1-10. FEDEX TYPES AND QUANTITIES OF EQUIPMENT	11
FIGURE 1-11. ELECTRONIC BAR CODE SCANNING	12
FIGURE 1-12. MAIL ASSIGNMENT AND TRANSPORT PROCESS	16
FIGURE 1-13. REQUIRED DAILY VOLUMES IN AND OUT OF OFFSHORE LOCATIONS	18
FIGURE 1-14. DAILY VOLUME COMMITMENT VERSUS ACTUAL VOLUME	19
FIGURE 1-15. HOLIDAYS INCLUDED IN THE SOLICITATION	19
FIGURE 1-16. ORDERING PROCESS – NON-PEAK DAY NETWORK	20

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FIGURE 1-17. ORDERING PROCESS – PEAK DAY NETWORK	21
FIGURE 1-18. POSTAL SERVICE–ACCEPTED EDI STANDARDS FOR SCANNING AND DATA TRANSMISSIONS	21
FIGURE 1-19. POSTAL SERVICE-FEDEX EDI NETWORK HIGHLIGHTS	22
FIGURE 1-20. REPRESENTATIVE ULDS	23
FIGURE 1-21. PARAMETERS FOR REDUCTION OF PAYMENT	23
FIGURE 1-22. SAMPLE OF SCANNING DEVICES	25
FIGURE 1-23. FEDEX EXPRESS AIRCRAFT FLEET	27
FIGURE 2-1. FEDEX GOCC	30
FIGURE 2-2. CONTINGENCY EVENT DECISION-TREE FLOWCHART	31
FIGURE 2-3. DECK COLLAPSE, MACARTHUR MAZE, OAKLAND, CA	32
FIGURE 2-4. HURRICANE KATRINA	32
FIGURE 2-5. FEDEX’S METEOROLOGY DEPARTMENT MINIMIZES IMPACT OF WEATHER ON DELIVERY SCHEDULES	33
FIGURE 2-6. FEDEX AIRPLANES WAITING FOR TAKE-OFF	35
FIGURE 2-7. FEDEX HAZMAT RESPONSE TEAM	36

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1.0 Day Network Operating Plan

FedEx, which has the world’s largest cargo aircraft fleet, will build upon our 12 years of successful support of the United States Postal Service to meet its Air Cargo Network requirements for mail delivery with consistently reliable and dependable service.

FedEx will provide a Postal Service Day Network that will deliver all air transportation and ancillary services to all required service points identified by the Postal Service in the Air Cargo Network (ACN) solicitation from Day 1 of the contract. We possess the immediate capacity to provide this service six days per week at the historical non-peak and peak volume levels identified in Attachment 2, Air Stops & Projected Volumes of the solicitation. As illustrated in Figure 1-1, this network includes all 82 required Day Network service points and 3 FedEx hubs.

Figure 1-1. FedEx Air Cargo Day Network

FedEx understands the Postal Service culture, processes, routing, and tender requirements better than any other air freight company.

Single Vendor Network Benefits

Use of a single carrier will provide the Postal Service with needed efficiencies and cost savings. In a multiple-carrier environment, capacity is deployed less efficiently, adding cost and additional handling unnecessarily. For example, if the planned volume could be accommodated on a single scheduled movement with one carrier, splitting this volume over two carriers would require scheduled conveyances from both carriers, which adds cost and inefficiency. With multiple carriers, the costs of monitoring and coordinating activities would increase for the Postal Service. Policies and procedures for the carriers would inevitably differ, creating opportunities for errors, confusion, and potential delay of mail delivery.

FedEx and the Postal Service have established and will maintain a shared aviation network that has enabled the Postal Service to significantly improve the service provided to its customers while continuously reducing the cost. For the past 12 years, FedEx, as the majority carrier, has transported

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Express, Priority, and First Class mail to and from all of the points covered in this solicitation. Since 2006, we have also carried HAZMAT, live, perishable, and registered mail. As the largest carrier for the Postal Service, FedEx has provided this service at historical volume levels through peak days of more than [ * ] to low-volume days covering non-widely observed holidays.

Since the inception of the Postal Service Shared Network, the Postal Service has enjoyed greatly improved service to their customers, stability in their network provider, and reduced costs. The structure of having one carrier responsible for the vast majority of the volume provides the Postal Service with the most cost efficient, simple and reliable air transportation network. At current Postal Service volume levels, other than a few large volume locations, there is not enough mail to warrant the redundancies under a two-vendor network operational concept.

FedEx has been a collaborative business partner with the Postal Service for the past 12 years, and has been extremely responsive to requests for increasing volume, expanding service coverage, adding new products with unique handling characteristics, and maintaining cost controls. We believe that a single-provider network, with its operating efficiencies, extensive network connections, service capabilities and lower cost structure, will provide the greatest long-term benefits for the Postal Service, particularly at a time of fiscal need and budget awareness across the nation. FedEx has the aircraft, equipment, capacity, network reach, and management capability to continue serving the Postal Service in an efficient and low-cost, single-vendor operation well into the future.

The ongoing strategic alliance between FedEx and the Postal Service under the Postal Service Transportation Agreement (Transportation Agreement) brings noteworthy advantages to a renewal contract for the ACN. The Postal Service and FedEx jointly developed many of the processes and procedures that are currently being employed in the Transportation Agreement network. No other air cargo carrier has the benefit of this long and efficient operational experience with the Postal Service. FedEx has worked with the Postal Service to optimize schedules and tender times, eliminate excessive cost, and increase efficiencies, as shown in Figure 1-2.

Figure 1-2. FedEx Key Differentiators

FedEx has a number of key differentiators for operation of the Postal Service Air Cargo Network.

FedEx Key Services	Differentiators
Air Cargo Network: FedEx has the world’s largest cargo aircraft fleet to meet the Postal Service’s aviation requirements with reliable and dependable service.	• With more than 634 aircraft, FedEx has the world’s largest fleet of cargo aircraft.
• We are the only company with proven experience supporting requirements of size, scope, and scale of the Postal Service ACN procurement.
• FedEx is the only aviation supplier with staffed operating bases at all ACN Day Network airports.
• FedEx is the only aviation supplier to the Postal Service that operates 24/7 with no exclusion for holiday surge and weekend support.
• Our ISO 9001:2008 Certification was renewed for 2012.
• The FedEx fleet includes more than [ * ] trunk and more than [ * ] feeder spare aircraft that are strategically placed throughout North America to protect service.
Management: FedEx possesses the skill, financial depth, and management tools required to engage and deliver on cost, schedule, and performance expectations.	• FedEx uses our Quality Driven Management (QDM) approach and methods are built on the proven premise that higher quality lowers costs, improves service levels, and enhances the customer experience.

•     Over time, QDM has contributed to FedEx being the 6th most admired company on Fortune’s World’s Most Admired Companies list and No. 7 on the Reputation Institute’s list of socially responsible firms in the United States.

• FedEx’s leading edge technologies (scanning, data transmission, and communications) will deliver superior aviation support to the Postal Service.
• FedEx was the first-ever service company to win the Malcolm Baldrige Quality award, demonstrating our long-standing commitment to service quality.
Past Performance: FedEx has operated with the Postal Service for 12 years.	• We have successfully met Service Level Requirements for the Postal Service throughout our 12-year service history, as shown in Figure 1-3.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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FedEx Key Services	Differentiators

Transition: An award to FedEx ensures the Postal Service a no-risk, no-cost contract transition.	• Our knowledge and understanding of the Postal Service mission, operations, culture, and technology, and our business partner approach means a non-disruptive, no-risk transition to the ACN contract.
Innovation and Investment: FedEx is an innovation leader in air cargo logistics.	• FedEx is ahead of plan to increase the fuel efficiency of our pickup and delivery fleet by 20% between 2005 and 2020.
• In FY12, approximately half of our $4 billion in capital expenditures is related to modernizing our air fleet.

•      FedEx and the Postal Service invented the Transportation Agreement network design, significantly improving the performance and reducing the cost of the air transport service, proving that our vendor-customer team excels in innovative practices.

On-Time Delivery for the Postal Service

FedEx has achieved service levels outlined in the                    [ * ]

Transportation Agreement in alliance with the Postal Service since 2001. Throughout that time, our extensive cargo Day Network transport system has demonstrated our capacity and capability to handle the historical volumes required by the Postal Service on weekdays and weekends, and during non-peak and peak periods. FedEx has delivered high-quality services that have consistently met or exceeded Postal Service mail delivery service requirements as shown in Figure 1-3.

Each of the FedEx Day Network airports across the nation is currently staffed with all necessary personnel to manage the receipt, outbound loading, and inbound delivery of Postal Service cargo. FedEx accomplishes this through an advanced hub-and-spoke system that ensures meeting delivery time requirements in all 82 ramp locations. FedEx is the only air cargo carrier that serves all 82 Postal Service locations and, as we have stated, FedEx has the world’s largest air cargo fleet with 634 aircraft serving airports in more than 220 countries and territories in all regions of the world. We can provide the capacity the Postal Service has outlined in Attachment 2 when and where it is needed without relying on availability of commercial, wet lease, or dry lease aircraft. In addition, FedEx is continuously upgrading our fleet to offer needed capacities more efficiently and economically.

Program and Operational Support for the Postal Service

The FedEx Postal Transportation Management Department (PTM), as described in Volume 1, Section 2.5, has been in place since the inception of the contract relationship in 2001 and is a dedicated Program Management Office (PMO) whose single mission is service to the Postal Service. FedEx Managing Director Ron Stevens has directed this department since the inception of the FedEx–Postal Service strategic alliance. This department was created as the interface for the Postal Service and designed to be a one-stop shop for all things Postal. Regardless of the issue, the Postal Service communicates with a single department. We recruited the best engineers in the country from our Air, Ground and Freight Services (AGFS) Division; knowledgeable in both ramp and hub operations and the planning process to support the Postal Service. These engineers, who are strategically domiciled around the country and aligned with the Postal Service Areas, work daily with the Postal Service on tactical issues affecting service. They work with Global Network Planning (GNP) and the Global Operations Control Center (GOCC) on issues regarding additional lift requirements as required. The PTM engineers also work closely with local management and the Terminal Handling Service (THS) providers on all operational issues. When an exception occurs, the PTM engineers develop a corrective action and communicate it to the Postal Service in the local, area, and headquarters groups.

The engineers are also responsible for developing and communicating the processes for any changes. The group has two dedicated engineers responsible for building the planning matrix each month. They work closely with the Postal Service planners on the volume request for each schedule period and act as a secondary check on lane-level volume from one operating period to the next. PTM also has a dedicated Service Assurance Manager and two Operations Administrators. They provide reports and status updates

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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throughout the day on flight and sort activity as well as issues that may impact service, such as contingency plans for weather events e.g. hurricanes and winter storms. The PTM team has experienced little turnover within the group since its inception. We feel this consistency in leadership at the management and engineer level has contributed to on-going success of this alliance.

PTM coordinates with the FedEx AGFS Division, which operates the air cargo network, and with GNP and GOCC that plan and manage flight operations, including the movement of Postal Service mail. AGFS operates the cargo system through its main Memphis World Hub and through four subordinate organizations that operate FedEx ramps at airports within their respective regions.

PTM coordinates with AGFS headquarters in Memphis, TN, and with the field ramp location managers. AGFS has an extensive management team to oversee the actual flight and logistics operations as illustrated in Figure 1-4. This figure shows the customer-focused FedEx team supporting the Postal Service, leveraging the capabilities of AGFS, and managed by ramp managers at each service point to deliver mail. PTM also coordinates with GNP and GOCC for Postal Service mail scheduling as well as flight operations for the Day Network.

Figure 1-4. Customer-Focused FedEx Mail Service Delivery Team

PTM coordinates with FedEx’s AGFS, which operates the air cargo network and, with GNP and GOCC that, plan and manage flight operations, including the movement of Postal Service mail.

PTM is the focal point for the Postal Service for planning and managing delivery services, which are carried out by AGFS and the ramp managers and staff at each service point. This coordination involves managing freight volumes requested by the Postal Service, planning each monthly operating period, and daily operational activity such as loading and launching aircraft, receiving, and tendering freight to the Postal Service or THS at the destination. Also critical to movement of Postal Service mail is the GOCC, as it operates the aviation services that move the mail.

Packages are scanned and the scan data is transmitted to system collection points constantly as they move through the system. This allows comprehensive reporting of results of each day’s activity. PTM, GNP, and AGFS work together using well-defined and comprehensive communication channels.

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Operating the most sophisticated air cargo network in the world requires immediate communication, the ability to modify logistics operations swiftly and accurately, and total command of an exceptionally large fleet of aircraft. This is a complex management task, performed by demanding, outstanding, and talented professionals.

1.1 Tender and Delivery Times by Air Stop

FedEx is the only aviation supplier with staffed operating bases at all ACN Day Network airports.

Specific tender and delivery times by air stop, including number and type of aircraft, are listed in Attachment 12, Tender and Delivery Time Commitment. FedEx has an exemplary record over its 12-year history on the job. FedEx has consistently met or exceeded the tender time delivery requirement as shown in Figure 1-3. Even during our most challenging operating period in December, with volume surges at twice our non-peak demand and extreme weather, FedEx still met the Postal Service on-time delivery requirement.

1.2 Operational Components of the SOW

FedEx has consistently met service level requirements for the Postal Service throughout our 12-year service history.

Throughout our 12-year alliance with the Postal Service, FedEx has worked with the Postal Service to develop many of the processes that are now used to perform aviation support under the Transportation Agreement. Figure 1-5 illustrates the proven process flow from acceptance at the origin to delivery at the destination that we will use on the ACN contract.

Figure 1-5. FedEx Air Transport Mail Delivery Service Process

FedEx has developed a series of mature processes to move the air cargo from origin to destination, consistently meeting the contractual delivery times.

As shown in Figure 1-5, FedEx accepts the cargo at the origin ramp and flies it to the FedEx hub airport, where it is distributed to its correct outbound container and loaded onto an aircraft to fly to the destination airport. Each lane is managed through established scanning procedures to ensure the correct routing of the mail from origin to destination. A “lane” describes the origin point to destination point routing of the mail, for example from origin city A to destination city B, e.g., from Atlanta to Albuquerque. The main processes in the transport of the mail as specified in the solicitation are:

i. Services provided as described in Section 1.3 below ii. Designation – Aviation Supplier Provided or Postal Provided; and description of Terminal Handling Services	a. Live Mail b. Perishable Mail c. Registered Mail d. HAZMAT

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iii. Delivery and Specific Delivery Instructions iv. Boarding Priority v. Frequency vi. Mail Assignment and Transport vii. Planned Accommodation viii. Treatment of Exceptional Types of Mail	ix. Offshore Capacity Requirements x. Ordering Process a. Peak b. Non-Peak xi. Electronic Data Interchange to include Scanning and Data Transmission xii. Reports

1.3 Services Provided

FedEx has developed and will continue to use mature key processes for the Postal Service ACN that have been thoroughly tested and proven over the 12-year history of the relationship.

Figure 1-6 compares the key processes for the ACN contract to select processes of the current Transportation Agreement contract. We have developed these processes over time in collaboration with the Postal Service and will modify or continue processes as provided under the new ACN contract. These service processes reflect how FedEx efficiently and effectively takes possession of, sorts (if necessary), transports, scans, loads, and delivers mail for the Postal Service.

Figure 1-6. Process Areas of ACN Solicitation Mapped to Transportation Agreement Current Processes

FedEx has developed a mature list of key processes for the Postal Service ACN based on processes that have been developed for the Transportation Agreement contract.

Process Areas of ACN Solicitation Mapped to Transportation Agreement Current Processes
Solicitation Requirements (Proposal Section)	Transportation Agreement Current Processes
Customer Satisfaction and Relationship Management
• Coordinate/Oversee Operations (1.3.1) • Ensure Facility and Administrative Support (1.3.2) • Monitor Performance (1.3.3) • Ensure the Security of All Mail (1.3.18)

•     Management review of final daily and month-to-date service level reports

•     Management review of root cause of issues for correction and implementation

•     PTM is the liaison group for the Postal Service within FedEx to ensure that all requirements are met

PTM Strategic Planning and Analysis
• Ensure the Integrity of Data Entry (1.3.5)	• Review the forecast for errors and report problems • Provide detailed planning for the Postal Service and THS for each operating period

Field Support PTM Engineering

•     Assist in Loading and Unloading (1.3.9)

•     Scan ULDs (1.3.10)

•     Process Mail for Dispatch to Postal Service (1.3.11)

•     Close Out, Receive, Dispatch Surface Vehicles (1.3.12)

•     Cooperate with All Aviation Suppliers (1.3.14)

•     Enter Data Timely and Accurately (1.3.15)

•     Ensure the operations template is complete and accurate for each operating period

•     Receive, process, scan, load, and dispatch mail according to the daily operations plan

•     Review service exceptions determining causes

•     Cooperate with THS and local Post Offices

•     PTM engineers work daily with the Postal Service to accept volume above the 105% flex to ensure the best service possible

Hub Support PTM Engineering
• Provide the Correct Type and Quantity of Equipment (1.3.8) • Assist in Loading and Unloading (1.3.9)	• Develop hub monthly operating plan and review with the hub management • Receive, process, scan, load, and dispatch mail according to the daily operations plan

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Process Areas of ACN Solicitation Mapped to Transportation Agreement Current Processes
Solicitation Requirements (Proposal Section)	Transportation Agreement Current Processes
• Scan ULDs (1.3.10) • Handle Overflow Volumes (1.3.13) • Cooperate with All Aviation Suppliers (1.3.14)	• Accept, manage, and report rollover volumes • Provide Memphis, Oakland, and Indianapolis hubs monthly service level and exceptions reports • Manage sort and other operational delays

Communication, Operations Administration, Reporting, Quality Assurance, and Revenue

•     Provide Feedback to Postal Service (1.3.4)

•     Coordinate the Exchange of Information (1.3.6)

•     Provide Notification of Changes and Anticipated Changes (1.3.7)

•     Prepare Required Reports (1.3.16)

•     Provide Feedback to Postal Service ((1.3.4)

•     Complete and distribute day network preliminary report, OSR report, NDSP report, WAR report, and Ad Hoc/Reroute report

•     Monitor FedEx systems during shifts, report to PTM, and distribute to Postal Service including both headquarters and field personnel

•     Report official service levels to Postal Service

1.3.1 Coordination and Oversight of FedEx Operations

With responsibility for scheduling and management across the FedEx Express global network, GNP and GOCC work closely with PTM to ensure on-time delivery of the mail. The GOCC (Figure 1-7) is fully staffed 24 hours a day, 365 days a year with highly skilled and experienced airline operations management specialists.

The GOCC is one of the most sophisticated control centers in the transportation industry, with state-of-the-art facilities, information systems, and communications, and proven plans and processes based on real-world contingency management experience and expertise. All day, every day, the GOCC team responds to and overcomes challenges, including severe weather systems, flight delays, emergency maintenance events, and even natural disasters. The GOCC supervises and protects FedEx team members and assets while correcting situations that could impact mail delivery service to the Postal Service.

Figure 1-7. FedEx’s GOCC Our Global Operations Control Center is state-of-the art in managing a large airline fleet traversing the nation and the world.

FedEx has the facilities, tools, processes, and staff to effectively respond to contingency situations. We were an industry leader in collaborating with the Federal Aviation Administration (FAA) in responding to the events of September 11, 2001 and the restoration of aviation support for the Postal Service. FedEx belongs to the Domestic Events Network (DEN), which was established on the morning of September 11. DEN is a 24/7 unclassified interagency telephone conference – sponsored by the security arm of the FAA – dedicated to real-time coordination of air security issues.

FedEx has a back-up center located in Collierville, TN, that operates the network in live mode every Monday so that this contingency control center remains fully capable of assuming operational control of our global network in an emergency.

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1.3.2 Facility Support and Administrative Functions

The goal of facility management at FedEx is to enable on-time delivery of Postal Service mail and all non-postal FedEx products. PTM ensures, through its coordination with AGFS, that local facility support and administration functions are present at each airport local ramp, ensuring mail movement, hub support, scanning and data capture, billing support, communications, and other functions. The PTM Department, described in Section 1.0, coordinates all necessary administrative and facility support at each of the FedEx ramp and hub locations throughout the network.

As an example, FedEx facility support includes on-site maintenance staff at each of our ramp and hub locations. We have more than [ * ] ground support and material handling equipment mechanics at FedEx ramps and hubs across the country. We have a planned and executed preventive maintenance program and an equipment replacement plan and schedule to ensure that equipment is operational, capable, and available to support service delivery requirements. We ensure that gate space for our aircraft, loading and surface handling equipment, scanning equipment, and other facility requirements as established in Section 1.3.8, are available.

1.3.3 Monitor Performance

The Postal Service and FedEx have developed, over the years of joint operations, and will continue to provide a series of monitoring control points that provide a high degree of confidence for on-time and reliable mail delivery services. We will continue to operate these control points. Performance is monitored by PTM through our well-established data capture capability that provides snapshots of our performance at 15-minute intervals, and is summarized to show our performance during the day and at the end of day, end of week, and end of monthly operating periods. Sections 1.3.5, 1.3.10, and 1.3.15 further describe key points of data capture and distribution that provide performance monitoring input.

We have email distribution lists in place for the Day Network which include Postal Service local operators, FedEx local operators, and the area and national headquarters personnel for both organizations. Emails of the Day Summaries contain the daily recap data and an attached Excel spreadsheet providing delay details and explanatory information. The reports are prepared in a.m. and p.m. versions and are distributed by the Senior Operations Administrator in PTM with the departmental email ID: PTM_OPS@fedex.com.

We distribute a Weekly Service Level Report–Adjusted, Weekly Analysis Review presentation, and a Saturday Service Level Report to management in several organizations including PTM and Postal Service Air Transportation Operations. We list in Section 1.3.16 in this volume a number of reports that we prepare, including information about the intended audience, a brief description of each report, the distribution timeline, and report frequency. Figure 1-8 lists some benefits of the FedEx performance monitoring activities.

Figure 1-8. FedEx Performance Monitoring Benefits to the Postal Service

The Postal Service and FedEx have developed, over the years of joint operations, a series of monitoring control points that provide a high degree of confidence for on-time and reliable mail delivery services.

FedEx Performance Monitoring Features	Benefits to the Postal Service
Management review of daily Ramp-to-Ramp Report	Assists in identifying operational issues and root causes, leading to corrective action

Monitoring of hub operations with daily Roll-Over Scans and Analysis Reports for potential mail delay	Ensures that mail is identified at the hub for re-routing to ensure timely processing

Monitoring and verification that changes are understood locally via email, telephone, and meetings	Ensures coordination throughout the network when operating plans change, so that all staff are alerted and disruption to mail movement is minimized

Monitoring of monthly service level reports to identify any problems in the network and review with appropriate department	Ensures that sorting and other operations are efficient and meet on-time delivery schedules

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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FedEx Performance Monitoring Features	Benefits to the Postal Services

Provision and monitoring of mission-critical Day Summaries that detail flights more than 60 minutes late departing major hubs or major sorting locations	Establishes the ability throughout the Day Network to adjust schedules to minimize mail delay from its origin to its destination

Monitoring of national weather daily from the FedEx Meteorological Department	Establishes the ability to adjust Day Network flight schedules, re-routing, and hub operations to maximize on-time delivery of mail

1.3.4 Provide Feedback to the Postal Service

FedEx has Operations Administrators who track performance daily. We provide updates on Postal Service transport parameters with regard to system performance throughout the day, with recaps at the end of each operation. Thus, feedback to the Postal Service occurs on both a formal and informal basis, with our PTM informally discussing both normal and unusual operations with their counterparts in the Postal Service and formally through the documented reports that we describe in Section 3.3.16.

1.3.5 Ensure the Integrity of Data Entry

FedEx has eliminated manual data entry to reduce keying errors. In addition, we perform root cause analysis for abnormalities discovered in the data. We have developed a program that validates the accuracy of Dispatch and Routing (D&R) numbers to eliminate duplicate entries. The Error Correction (EC) program searches D&R tags that have been identified as not being billed because no container has been assigned.

The EC program goes into the PSALMS EC website, does a screen scrape of the D&Rs, and downloads them into an Excel document. The program then downloads a Truck Dispatch Report (TDR) and Flight Dispatch Report (FDR) data base and a (Postal Service Alliance Leveraging Multiple Synergies) PSALMS billing file to search against. It takes the D&R and does the search to see if the unbilled D&R tag can be found on the TDR/FDR to identify a container that it can be assigned to. If the D&R is found, it is then compared to D&Rs already billed that are located in the PSALMS billing file. If there is a comparable D&R found, then the D&R is a duplicate and the D&R is not billed again. If the D&R is not found in the billing file, the container found is assigned and the D&R is billed using that container.

If the D&R is not found in the TDR/FDR database, the program goes into a master database to get the corresponding scans. If the scanned data reveals a DECONS, the D&R is deemed invalid and the D&R is not billed. If there is no DECONS scan and there is a CONS scan, then the CONS number is recorded and is used by the program to go into FAMIS to do an additional search of TDR and FDR data. If the program cannot find a container to assign the D&R tag to, then it is noted as “Research Required” and the engineers do more research on the D&R.

[ * ]

1.3.6 Coordinate the Exchange of Information

FedEx has a series of comprehensive daily, weekly, and monthly reports that coordinate information across the FedEx and Postal Service organizations. FedEx will communicate daily with the Postal Service through electronic reports, using EDI 214, Version 4010, as well as face-to-face meetings with on-site ramp personnel.

Daily reports include: [ * ]

Weekly reports include: [ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Planning reports are provided monthly and include:

[ * ]

The reports are prepared in a.m. and p.m. versions and distributed by the Senior Operations Administrator in PTM with the departmental Email ID: PTM_OPS@fedex.com. We present a portion of the Daily Ramp to Ramp Report for September 19, 2012 in Figure 1-9 as an example.

[ * ]

Figure 1-9. Final Ramp to Ramp Daily Net Service Level Report

FedEx has a series of comprehensive daily, weekly, and monthly reports that coordinate information across the organizations.

1.3.7 Provide Notification of Changes or Anticipated Changes

Monthly meetings between the Postal Service, THS, and FedEx will continue to communicate all planned changes in aircraft, tender times, and other operational issues. PTM Operations Administrators communicate mission-critical information via reporting and special alerts regarding sort-down times, actual and variance to plan, and inbound and outbound flight and truck exception activity in and out of all hubs and major sort locations. They also communicate ad hoc and alternate move activity. Flight schedules and area operating plans identify changes to Postal Service headquarters, area offices, and the local operating teams. FedEx and the Postal Service also hold local meetings at ramp locations to manage and correct local issues.

1.3.8 Correct Type and Quantity of Equipment

FedEx will continue to provide a Unit Load Device (ULD) matrix monthly, which lists the planned ULD equipment by day and by week for the month. This information is in the Planning Matrix which will be sent to Postal Service headquarters, the THS operator, and the local Postal Service representative in each market.

FedEx also maintains spare aircraft, crews, ULDs, vehicles, and operating equipment which are strategically positioned to ensure on-time operations and to ensure that we meet the Postal Service’s operational requirements. Figure 1-10 lists our ramp and ground equipment that is used to load, move, and manage all air cargo, including Postal Service mail.

ULDs & GSE (Domestic)	Quantity
AMJ	[ *	]
SAA	[ *	]
AYY	[ *	]
LD3	[ *	]
Baggage cart	[ *	]
Dolly (regular)	[ *	]
Dolly (LD3)	[ *	]
Belt loader	[ *	]
Aircraft loader	[ *	]
Tug (cargo)	[ *	]
Tug (aircraft push)	[ *	]

Figure 1-10. FedEx Types and Quantities of Equipment

FedEx is an experienced air cargo transportation

company, with the required ramp and container

equipment to move the Postal Service freight

throughout the network on schedule.

1.3.9 Assist in Unloading or Loading ULDs to or from Surface Transportation

FedEx will continue to assist in unloading or loading ULDs to and from all surface transportation. FedEx has more than [ * ] ramp personnel across the network. FedEx personnel work with THS operators and subcontractors to ensure that the ULDs arriving at the origin or destination ramp are transferred to and from aircraft and trucks expeditiously. We have accommodated this assistance requirement over our 12-year history with the Postal Service and our personnel comply with this requirement routinely to move the mail. Our local ramp managers and staff have solid working relationships with the THS subcontractors at each ramp location, and those relationships operate to make the Postal Service processes work without interruption to ensure that we meet daily schedule demands.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.3.10 Scan Material Handling Units (Required) or Postal MTE

FedEx performs scans on all handling units to ensure the chain of custody and accountability for all Postal Service handling units tendered to FedEx. All handling units will be scanned consistent with our established best practices. FedEx will perform possession scans, load scans, hub sort scans, hub nest scans, and delivery scans. Scan data will be aggregated and transmitted via electronic EDI to FedEx and Postal Service information technology systems. No scanning of Mail Transport Equipment (MTE) is required as FedEx is not performing the THS function.

1.3.11 Process Mail for Dispatch from the Aviation Supplier’s Facility to the Postal Service Facility

Upon request from the Postal Service, FedEx will process mail for movement via aircraft, tug and dolly, containerized trucks, and bulk trucks as necessary, from our facility to the Postal Service facility.

Day Sort Operations processes mail that arrives inbound to the hub from the field operations each day. This includes Priority Mail (PML), Express Mail (EML), First Class Mail (FCM), and Registered Mail (RML). During the week, any EML that was tendered and labeled as day product will be processed by the Day Sort Operations. Any EML that is not scanning correctly will be taken immediately to the Postal Service Re-Label Area. The Postal Service Re-Label Area has been given instructions on how to handle EML with distribution table problems.

1.3.12 Close-Out, Receive, and Dispatch All Surface Vehicles

FedEx will continue to work closely with all THS providers to close out, receive, and dispatch all surface vehicles. Our streamlined approach will be managed by the FedEx ramp manager at each service point.

Figure 1-11. Electronic Bar Code Scanning Bar code scanning of tags and ULD devices ensures accurate and timely data capture.

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1.3.13 Handle Overflow Volumes per Postal Service General Directions

FedEx will continue to work closely with the THS and the Postal Service to accept overflow volumes of mail. Our ramp managers, in collaboration with Postal Service managers, will make every effort to accept and process all overflow volumes when possible. FedEx ramp managers at service point locations will coordinate with Postal Service staff to identify overflow situations as early as possible, develop solutions to handle the overflow volumes, and resolve the overflow situation quickly and effectively with zero to minimal impact on mail delivery service schedules.

1.3.14 Cooperate With All Aviation Suppliers in the Transportation Service Chain

At both the PTM management level and the local ramp manager level, FedEx will cooperate with all suppliers in the transportation chain including air carriers, air cargo companies, airport staff, and THS service providers.

Areas of cooperation will include items such as sharing ground handling equipment when one party has equipment breakdowns, sharing joint-use ramps, and working collaboratively to deal with contingency events or irregular operations that would endanger on-time performance.

1.3.15 Enter Data Timely and Accurately

FedEx has developed a series of processes that depend on accurate and timely collection of data. The foundation for quickly capturing data in a highly accurate manner is the electronic identification of cargo as it moves from its origin to its destination. Bar code scanning establishes the foundation for FedEx’s near-100% accuracy and high speed of data capture for fast-paced and time-sensitive processes (Figure 1-11).

These data capture techniques and system updates allow customers to determine the progress of their cargo from origin to destination. The accuracy of the data capture also allows the network performance reports to be prepared and submitted to the Postal Service. FedEx has been at the forefront of the industry in the development of these rapid data capture technologies and has applied them to all processes in the Postal Service network.

1.3.16 Prepare Required Reports

FedEx has prepared and submitted all required and requested reports over the life of the current Postal Service contract. As requested by the Postal Service, FedEx will continue to provide these reports under the Air Cargo Network contract. Reports submitted under the current contract will be continued as is, or modified as required by the solicitation. These reports include:

[ * ]

In addition to these reports, FedEx will also provide new reports that are required to meet Postal Service requirements. In all reports, we will be diligent in providing accurate, timely information to enable Postal Service oversight and management of the ACN contract.

1.3.16.1 Daily Mail Condition Report

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.3.16.2 Operational Condition Reports

[ * ]

1.3.16.3 Dimensional Weight Reports

[ * ]

1.3.17 Perform Verification of Security Seals on Surface Transportation

FedEx will continue to verify all security seals on surface transportation prior to leaving our facility, as we have done since 2001. This will be a physical inspection of security seals on each trailer upon receipt by FedEx. The verification inspection will also be done prior to tendering the mail to the THS provider or Postal Service. The FedEx ramp manager at each ramp will ensure that all security seals are verified and logged by ramp staff. The process involves verifying the integrity of the seal on the back of the trailer and noting it on the Truck Dispatch Report paperwork.

1.3.18 Ensure the Security of All Mail

It is the mission of FedEx to protect and safeguard all mail from the time it is tendered to FedEx until the time FedEx tenders it to the THS or Postal Service. We accomplish this through a combination of training of staff, physical protection of facilities, and scanning of mail up to nine times from tender to FedEx through tender to THS or Postal Service. We also run background checks on all employees, and we conduct drug screening to ensure we have a drug-free workplace to decrease the likelihood of security incidents related to the mail while it is in our possession.

We provide initial and annual refresher training on mail handling and on the importance of the security of the mail to all FedEx employees involved in the contract. We have physical protection capabilities at each ramp location including closed-circuit video surveillance, facility access control, intrusion detection, and routine patrols by FedEx or local uniformed security staff. We maintain tight access control at all facilities to ensure that only authorized individuals are allowed into areas processing mail. Individuals attempting to enter or exit a sorting facility must successfully clear established screening checkpoints. These checkpoints:

•	Ensure that the employee/vendor has an active ID badge.

•	Screen each employee/vendor for contraband through our x-ray and metal detecting devices.

•	Ensure that all customer property remains in designated sorting areas.

Through this combination of security procedures, security equipment, trained FedEx employees, and uniformed security staff, FedEx provides a heightened level of security to protect mail while it is in our possession.

1.4 Designation (Postal Service Performs Terminal Handling Service (THS) – Day Network)

During the term of the Transportation Agreement, processes were jointly developed by the Postal Service and FedEx resulting in well-designed routines that enable critical schedules to be met.

For the ACN Day Network contract, Fed Ex proposes that the Postal Service perform the THS operation.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.5 Delivery and Specific Delivery Instructions (Postal Service Performs THS Operation on Day Network)

The Postal Service and FedEx have developed efficient and effective communications over their long relationship that allow proper focus on tactical issues of delivery and schedule.

FedEx and the Postal Service have developed efficient and effective coordination processes and procedures over our long relationship to expedite the delivery of mail. All FedEx employees, as they do today, will assist Postal Service employees in both the unloading of inbound surface vehicles and the loading and dispatching of outbound surface vehicles. FedEx routinely transmits reports to the Postal Service (see Section 1.3.16 for report details) on mail delivery status and operational issues. Regularly scheduled meetings enable a broader audience to discuss a wide range of topics, while daily communications focus on tactical issues such as extra volume and late tender. Daily interface between the Postal Service and FedEx occurs via email; phone; and face-to-face meetings among PTM engineers and management, FedEx ramp managers, and local Postal Service contract and operations managers.

1.5.1 Delivery – Day Network

FedEx will deliver mail to the Postal Service destination ramps on or before the latest delivery time in accordance with Attachment 12, Tender and Delivery Time Commitment. Since FedEx will not be performing the THS operation, the Postal Service or THS contractors will unload the mail from the ULDs received, scan it, and separate it according to Attachment 5, Separations, and then transfer it to Postal Service supplied MTE.

A daily FedEx matrix plan will be distributed to hubs and ramps, which will track changes in volumes and available lift, so that FedEx will be able to accommodate any increases in volume.

1.5.2 Delivery – Night Network

Not applicable to Day Network.

1.5.3 Saturday Delivery – Day Network

FedEx will deliver mail according to specifics of mail tendered on Saturday, as outlined in Attachment 3, Operating Plan, Day Network. All destinations are air destinations (service points served by aircraft) unless identified in Attachment 12 as surface destinations (service points served by truck).

1.6 Boarding Priority

FedEx will adhere to Postal Service boarding priorities as we have done successfully on the Transportation Agreement since 2001.

In accordance with Postal Service priorities, FedEx will adhere to the boarding priority described in the following sections.

1.6.1 Boarding Priority – Day Network

FedEx will load accepted mail in the following boarding preference order, as specified by the Postal Service.

1.	Registered (CON-CON) Mail

2.	Live mail

3.	Perishables

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4.	HAZMAT, regardless of mail class

5.	Domestic Priority and Express Mail

6.	First Class Mail

7.	All other mail

Any repossession of mail by the Postal Service without exercising the rights outlined in this RFP under Repossession of Mail by the Postal Service will be determined by the Postal Service designee, depending on circumstances.

1.6.2 Boarding Priority – Night Network

Not applicable to Day Network.

1.7 Frequency

FedEx will provide aviation supplier support to meet all Postal Service frequency of service requirements

The frequency of service for the Day Network is based on 6 days of Postal Service delivery, Tuesday through Sunday. This provides approximately 307 operating days annually (308 in a leap year). Holidays excluded are discussed in Section 1.14.4 of this proposal.

1.8 Mail Assignment and Transport – Day Network

Mail assignment and transport, the heart of the current Transportation Agreement, will also be the core of the new ACN contract and will continue to be a focus for feedback and improvement.

FedEx will prepare and deliver flight schedules to the Postal Service at least 30 days in advance of the first day of the operating period. These schedules are developed by PTM and are part of the Network Operating Plan as operational documents that convert the plan into action. After receipt of flight schedules, the Postal Service will create dispatch routing instructions based on FedEx flight schedules that subsequently are shown on the Postal Service D&R tag.

Mail Assignment and Transport Process – Day Network defines how the Postal Service will give FedEx tendered mail and illustrates the steps required in the planning process for assignment and transport, as shown in Figure 1-12. “All Mail Due FedEx Time” is outlined in Attachment 12 and is the time that the last piece of mail tendered must be in FedEx’s hands.

Figure 1-12. Mail Assignment and Transport Process

This process, jointly developed by the Postal Service and FedEx, facilitates on-time delivery.

1.9 Mail Assignment and Transport – Night Network

Not applicable to Day Network.

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1.10 Aviation Provider Planned Accommodation – Day Network

With the largest air cargo fleet in the world, FedEx is better able to absorb changes in Postal Service volumes and can provide greater flexibility to the Postal Service than any other air cargo carrier.

FedEx will guarantee up to 105% of the planned capacity in the Day Network for each origin daily. Should tendered mail exceed 105% of planned capacity, FedEx has the option to refuse the excess; however, throughout the current relationship, FedEx frequently has handled volumes tendered by the Postal Service exceeding its guarantee. Such flexibility is part of our commitment to providing the most dependable, reliable, and customer-focused service to the Postal Service.

1.11 Aviation Provider Planned Accommodation – Night Network

Not applicable to Day Network.

1.12 Treatment of Exceptional Types of Mail

Over the past 6 years, FedEx has integrated the special handling requirements associated with the increasing amounts of exceptional types of mail into our normal daily operations.

Since 2006, the volume of exceptional mail types, including lives, perishables, and HAZMAT, has increased continuously. FedEx provides rigorous training in the handling of exceptional types of mail as part of the training for new employees and annual refresher training.

1.12.1 Treatment of Live Mail

For live mail handling, FedEx will continue to use a multi-step process that covers all aspects of receipt, verification of live mail viability, inspection, scanning, loading, and unloading of both perishable and live mail. The FedEx guidelines include all requirements outlined in the Postal Service Domestic Mail Manual 601, Subsection 9.3.

Prior to contract award, as specified in the Statement of Work, FedEx and the Postal Service will negotiate an attachment that lays out the specifics of transportation of perishable and live mail. Because FedEx has been handling these exceptional types of mail for six years, we expect minimal issues.

1.12.2 Treatment of Perishables

Perishable mail is treated in the same manner as that described in Section 1.12.1.

1.12.3 Treatment of Registered Mail

To accurately track each piece of Registered Mail, FedEx will provide the Postal Service with the following information:

•	Aircraft number

•	Aircraft compartment location

•	Actual flight departure time

•	Any accident or irregularities

•	D&R tags indicating final destination air stop.

FedEx will send an email alerting the Postal Service of Registered Mail that has failed to make its planned dispatch; we will then await instructions from the Postal Service.

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1.12.4 Treatment of Hazardous Material (HAZMAT)

FedEx follows and will continue to follow all applicable Federal, state, and local laws and regulations, including, but not limited to, OSHA and FAA rules and regulations in the handling of HAZMAT. We provide extensive training to certify Dangerous Goods Specialists to ensure that all Postal Service HAZMAT will be handled in accordance with regulatory requirements. FedEx personnel take annual refresher training on the handling of HAZMAT, which means that all FedEx personnel have up-to-date information on any changes to procedures or policies as well as the review of current procedures. FedEx will comply with all Postal Service requirements for the tagging and treatment of HAZMAT as follows:

•	Tagging of hazardous materials

•	ORM-D Air is for air and surface transport; ORM-D is for surface transport only.

•

Division Class 6.2 is permitted only for medical/veterinary use, research or laboratory certification for public health. The shipper must pack these goods to withstand shocks, pressure changes, and other handling conditions.

•

Division Class 9 is for miscellaneous materials presenting hazards during transport (solid dry ice, elevated temperature substances, environmentally hazardous substances, lifesaving appliances, and asbestos).

•	Hazardous and Dangerous Goods and all other hazardous material.

•	Assignment of hazardous materials

•	Must be tendered at least 2 hours prior to final tender time of flight.

•	There is no surcharge.

•	Manifest copy and items must be handed to a FedEx representative 2 hours prior to closeout time of flight.

•

Verification of postal manifest includes checking the number of pieces, weight, inclusion of appropriate shipper’s certification in aircraft load manifest, and completeness of pilot notification paperwork.

•	Documentation of refusal to handle HAZMAT includes name, address of mailer and FedEx location, type and amount of HAZMAT, and reason for refusal.

•	Procedures for HAZMAT spills, releases, incidents, and emergencies. In the 12 years that FedEx has worked with the Postal Service, there have been NO exceptions to these procedures:

•	While the HAZMAT is in the possession of FedEx, but not onboard aircraft, damaged HAZMAT items must not be loaded.

•	For items causing injury, illness, significant property damage, or disruption of operations, FedEx will complete PS Form 1770 and submit to the Postal Service.

•

If there is an incident while onboard aircraft, FedEx must complete DOT Form F 5800.1. Within 24 hours, a copy of the form must be sent to the COR. Such incidents include HAZMAT cargo spills that come into contact with mail.

1.13 Offshore Capacity Requirement – Day Network

FedEx staffed ramps at all required offshore airports enables us to meet all offshore capacity requirements from Day One of the contract.

Capacity to handle the mail volume is critical within the continental United States, but capacity for offshore deliveries to Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands is equally critical. FedEx has, and will continue to provide, at a minimum, the daily volumes required in the solicitation, shown in Figure 1-13.

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Figure 1-13. Required Daily Volumes In and Out of Offshore Locations

[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

Mail destined for St. Thomas and St. Croix, Virgin Islands, is handled through San Juan, Puerto Rico. FedEx will accommodate any increase in capacity through the planning process and by mutual agreement with the Postal Service.

1.14 Volume Commitment – General Information

Throughout the 12-year Transportation Agreement relationship, FedEx has generally had sufficient capacity to handle whatever volume the Postal Service required.

FedEx will continue our 12-year record of successfully supporting the Postal Service’s dynamic volume requirements and of meeting service level agreements (SLAs) for aviation services. Our knowledge and understanding of the Postal Service mission, operations, culture, and technology provides a non-disruptive, no-risk option for the Postal Service – no learning curve, no initial training for existing employees, no changes in processes. Essentially, all activities will continue in the manner that the Postal Service has enjoyed since the beginning of the strategic alliance with FedEx.

FedEx has the fleet, pilots, facilities, and support staff – including [ * ] A&P-certified aircraft mechanics – to immediately support future Postal Service volume schedules and forecasts. From Day 1 of the new contract, FedEx can handle any Postal Service volume based on historical volumes. A one-day sample from a peak week in December 2011 that clearly shows our ability to support Postal Service volume schedules and forecasts is shown in Figure 1-14.

Figure 1-14. Daily Volume Commitment versus Actual Volume

FedEx has the capacity in its fleet to support any practical volume that the Postal Service can request, as evidenced by this December example from 2011.

[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

1.14.1 Volume Commitment – Contract Volume Minimum – Day Network

FedEx has the capacity and capabilities to meet the minimum contract volume of [ * ] cubic feet per operational day. The volume is estimated by averaging the actual (or anticipated) volume per operational day across the 6-day operating period.

1.14.2 Operating Period Volume Minimum – Day Network

FedEx understands and agrees with the volume minimums for the Day Network with the Postal Service performing all THS operations.

1.14.3 Aviation Supplier Performs THS Operation

The Postal Service will perform THS operations for the Day Network.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.14.4 Operating Period Volume Minimum – Night Network

Not applicable to Day Network.

1.14.5 Volume Commitment – Holiday – Day Network

On holidays, mail will be handled in accordance with the requirements of the solicitation. Holidays are shown in Figure 1-15.

For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will not be included:

Figure 1-15. Holidays Included in the Solicitation The asterisks indicate widely observed holidays.

•	Widely observed holidays

•	The days following the widely observed holidays that occur on a Monday

•	Non-widely observed holidays that fall on a Monday.

For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will be included at a 50% volume level:

•	The day following widely observed holidays not occurring on a Monday

•	Non-widely observed holidays not occurring on a Monday

•	The day after a non-widely observed holiday.

1.14.6 Volume Commitment – Holiday – Night Network

Not applicable to Day Network.

1.15 Operating Periods

FedEx will plan and operate the Day Network in accordance with Attachment 1, Postal Service Operating Periods. Because FedEx has been providing services for 12 years based on Transportation Agreement operating periods very similar to those specified in Attachment 1, the transition to the new contract will be virtually risk-free and indistinguishable to the Postal Service. FedEx will provide to the Postal Service our monthly operating plan 30 days before the beginning of the operating period, and will specify the specific type of airline ULD per origin/destination, destination of airline ULD – direct (bypass), and destination of airline ULD – mixed (to be sorted at hub).

1.16 Ordering Process – Introduction

FedEx will use the proven ordering process used successfully under the current Transportation Agreement to meet Postal Service peak and non-peak volume requirements.

The Postal Service process for ordering air transportation for mail to and from destinations in the contiguous 48 states and Alaska, Hawaii, Puerto Rico, and the Virgin Islands is provided at Day 120 for non-peak periods and Day 150 for peak periods.

Because the current ordering process is very similar to that outlined in the ACN statement of work (SOW), FedEx has already demonstrated the ability to work within the specified timeframes. Careful planning means that mail tendered to FedEx will arrive on time at the proper service point, thus maintaining the Postal Service’s historical record for quality service.

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1.16.1 Ordering Process – Non-Peak – Day Network

The non-peak Day Network ordering process will begin with the Postal Service providing FedEx a request for mail volumes that delineates each lane pair (origin and destination) based on separate plans for Tuesday/Wednesday, Thursday/Friday, Saturday, and Sunday. Volumes by lane pair will be specified in cubic feet. Figure 1-16 provides further details of this process.

Figure 1-16. Ordering Process – Non-Peak Day Network

Detailed planning and coordination with the Postal Service ensures that FedEx will meet contract delivery schedules and volumes.

FedEx and the Postal Service agree on the delivery mechanism of orders and responses. For bypass containers allocated in lanes with 110% capacity of ULD configuration for planned aircraft, the Postal Service and FedEx will agree, during the planning process, that bypass and mixed containers will be built at origin service points.

1.16.2 Ordering Process – Non-Peak – Night Network

Not applicable to Day Network.

1.16.3 Ordering Process – Peak – Day Network

The 4 or 5 weeks that make up each peak operating period include Christmas week so that the requested volume capacity is sufficient to meet Postal Service volume requirements for holiday mail delivery. Both non-peak and peak volume forecasting specify individual origin and destination lane pairs and are expressed in cubic feet. Figure 1-17 provides further details of this process.

Figure 1-17. Ordering Process – Peak Day Network

Detailed planning and coordination with the Postal Service ensures that FedEx will meet contract delivery schedules and volumes.

1.16.4 Ordering Process – Peak – Night Network

Not applicable to Day Network.

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1.17 Electronic Data Interchange (EDI) Including Scanning and Data Transmission

FedEx has the infrastructure and experience with EDI to provide the Postal Service with a low-risk solution for rapid transmission of high-volume data streams.

FedEx will transmit and receive status and operational data according to the EDI standards as required in the solicitation, Attachment 7, Electronic Data Interchange Service Requirements. Additionally, we will transmit payment information using the Attachment 7 standards for financial data. We will use the standards shown in Figure 1-18 for transactions of volume and relevant scans with the Postal Service.

Figure 1-18. Postal Service–Accepted EDI Standards for Scanning and Data Transmissions

FedEx will use these EDI standards for status and operational data as well as for payment information transmission with the Postal Service.

Standard	Purpose
CARDIT	To convey detailed information about domestic shipments.

RESDIT	To receive status information at the handling unit level for domestic mail shipments.

INVOIC ADV	Message claiming payment for goods and services supplied under agreed-upon conditions; also serves as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide invoice advice to its transport providers of the items, which comprise amounts payable for transportation services.

CLAIMS	Message claiming payment for goods and services supplied under agreed-upon conditions; also serves as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide mechanism for its transport providers to report claims for the mail handling items which comprise amounts payable for transportation services.

EDI based on the UN/EDIFACT format is ideal technology for the high volume of transactions that will be processed, based on contract requirements. FedEx owns the world’s largest private digitized, value-added network (VAN) for business-to-business data exchange, FedExNet®, which allows us to easily accommodate large data streams. We have successfully used the FedExNet® VAN for the Postal Service since 2001 to transmit and receive operational and status data, as well as payment data. We are very familiar with the Attachment 7 EDI requirements and standards, as we have used CARDIT and RESDIT protocols extensively since 2005 for international postal customers.

The status and operational data, as well as payment data, will be transmitted over the VAN as shown in Figure 1-19. Primary files on the FedEx side reside in the Scanning Database, which stores and transmits scans and service files (shown as SRS, Summary Reporting System) and the PSALMS Revenue Database, which stores invoice and reconciliation files (shown as REV). With EDI, the Postal Service will receive the invoice and reconciliation data from FedEx via a secure mailbox on FedExNet®.

Figure 1-19. Postal Service-FedEx EDI Network Highlights

FedEx has the experience and infrastructure to fully execute Postal Service–accepted EDI standards.

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Scanning and Data Transmission

FedEx will perform all scans in accordance with the solicitation scan requirements. A summary of the scans that we will perform is provided in Section 1.19. We will transmit the required data elements within 2 hours of a reportable event. Available data will be transmitted at 15 minute intervals in the appropriate EDI format.

1.17.1 Surface Visibility Scanning

Since the Postal Service will perform THS, surface visibility scans will continue to be performed by the THS providers.

1.18 Reports (See Section 1.3.16)

FedEx will continue to provide all required and requested reports over the life of the ACN contract.

In Section 1.3.16 of this volume, we list the RFP-required reports and other, suggested reports that are useful for monitoring performance on this contract and that provide input for future volume and schedule planning.

1.19 Performance Requirements and Measurement

The knowledge and understanding FedEx has of Postal Service processes will enable us to meet or exceed your service performance requirements.

FedEx will comply with the solicitation, meeting the delivery performance requirements during an operating period on a lane-by-lane basis, of:

•	Day Network: [ * ]%

•	Peak operating period: [ * ]% for the Day Network.

As presented in Section 1.17, we will perform all required scans to provide baseline operational, status, and invoice data to the Postal Service.

At Origin:

•	Possession of ULD and handling units (D&R)

•	Load scan connecting ULD to aircraft or truck.

At Hub:

•	If mixed ULD

•	Hub sort scan handling units (D&R)

•	Nest scan connecting handling unit to ULD

•	Load scan connecting ULD to aircraft or truck

•	If bypass ULD at the hub

•	Load scan connecting ULD to aircraft or truck.

In Transit (when applicable):

•	Transfer scans on all intermodal movement, specifically where handling units and /or air containers are transferred from an air segment to a surface option

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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•	Transfer scans on all transfers to feeder options, specifically where handling units and /or air containers are transferred from an air segment to another air segment.

At Destination:

   •     Delivery scans of ULDs and handling units.

Performance measurement will be based on the FedEx delivery scan at the correct destination. Representative ULDs in our fleet are shown in Figure 1-20.

Figure 1-20. Representative ULDs

As stated earlier, operational data will be transmitted by EDI between the Postal Service and FedEx. Payment calculation for delivery performance is based on a lane-level basis.

1.20	Reduction of Payment

The FedEx commitment to the Postal Service, as shown by our high level of service over the past 12 years, demonstrates our ability to achieve desired service levels and minimize payment penalties.

FedEx will comply with the reductions in payment as specified in the solicitation. There is no penalty for handling units meeting delivery performance standards during an operating period on a lane-by-lane basis of:

•	≥ [ * ]% for Day Network

•	≥ [ * ]% for peak operating period.

Reductions in transportation payment for handling units delivered late are shown in Figure 1-21.

Figure 1-21. Parameters for Reduction of Payment

FedEx fully accepts the requirements as stated in the solicitation.

Delivery Late	Reduction in Transportation Payment
> 0 min and < 30 min	[ *	]
≥ 30 min and ≤ 60 min	[ *	]
> 60 min	[ *	]

1.21	Performance Management

Quarterly performance reviews with the Postal Service will provide visibility of contract performance and will improve and enhance communications between the Postal Service and FedEx.

FedEx will meet with the Postal Service every quarter, at a minimum, to discuss performance management as stated in the solicitation. FedEx will submit a list of potential topics for Postal Service consideration and a list of FedEx personnel planning to attend. The minutes of the meeting will be shared between the parties. The following items will be included on the agenda:

a.	Cost Control: Cost control measures being implemented and results

b.	Holiday Operations and Planning: Status of FedEx operations and planning for upcoming holidays

c.	Aviation Supplier Performance: Review of quarterly FedEx performance against contract requirements

d.	Peak Season Planning: Review of FedEx planning for upcoming peak season

e.	Quality: Review of quality initiatives, audits, and service delivery improvement efforts

f.	Ramp Operations: Discussion of ramp operations focused on areas for improvement

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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g.	Reconciliation of Irregularities: Presentation summary of reconciliation actions during the previous quarter

h.	Security: Review of security incidents during the previous quarter and FedEx initiatives to improve system-wide security

i.	Technology Issues: Review of technology issues and concerns in previous quarter and an update on technology initiatives and plans

j.	Tender and Delivery Hygiene: Report on the issues and collaboration to address the problems at the identified locations

k.	Volume Planning: Review of volume planning effectiveness in previous quarter and provision of recommendations to improve volume planning

l.	Other Pertinent Topics: Presentation and review of other topics as necessary.

1.22 Payment Procedures

The basis of all payments is the scanned information that we will transmit promptly to ensure accurate and complete invoicing and payments.

In this section we present details of payment procedures, including:

•	Rates and Payment General

•	Payment Processing – Day Network – Per Cube

1.22.1 Rates and Payment General

The basis of all rates and payments is the scans, beginning with the possession/load scan and ending with the delivery scan at the completion of the FedEx delivery to the Postal Service. FedEx understands that if the delivery scan is not submitted or is not at the correct location, there will be no payment. FedEx team members take great care in handling our customers’ packages. Postal Service shipments enter our sorting system at specific times, are scanned, and then secured in the appropriate containers, trailers, or aircraft.

The FedEx payment process includes electronic remittance advice and electronic funds transfer (EFT) to reduce much of the cost and paperwork involved in issuing payments. Both of these tools reduce check processing costs, while ensuring quick and accurate application of payment. Remittance advice file processing is automatically included with the EDI invoices.

1.22.1.1 Scan Requirements

FedEx will comply with all scanning and data transmission requirements as stated in the solicitation. FedEx leads the transportation industry in scanning and tracking technology. Packages are scanned during our pickup, sort, and delivery processes by handlers and by automated overhead scanners and scanning systems. Scanning enables FedEx and the Postal Service to observe the movement of packages electronically from pickup to delivery for an added level of security and end-to-end tracking of the mail. Using a variety of wireless data collection devices such as PScan and PowerPad as shown in Figure 1-22, we scan D&R tags at each hand-off point, capturing a variety of shipment information, including:

• Dispatch and routing number • Origin/destination location information • Ship date	• Exception scans • Type of service • Proof of delivery.

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Figure 1-22. Sample of Scanning Devices

FedEx has a variety of scanning devices strategically located to provide end-to-end tracking.

1.22.1.2 Night Turn Scan Requirements

Not applicable to Day Network.

1.22.1.3 Day Turn Scan Requirements

FedEx will comply with all day turn scan requirements as presented in Section 1.19. FedEx will provide scans to allow end-to-end tracking of the mail.

1.22.2 Payment Processing – Day Network – Per Cube

1.22.2.1 Invoicing

FedEx will comply with the solicitation requirements for invoicing and payment for the Day Network. Payment will be based on handling units and ULDs (in cubic feet) and completion of scans for the required operating periods. We will include additional charges not covered in the automated payments system in our monthly invoices. We will produce a weekly invoice based on a service week that begins at 0000 hours Saturday and ends at 2359 on Friday. We will submit the invoice by noon on Wednesday in order to receive payment by Wednesday, 3 weeks following the receipt of the invoice.

1.22.2.2 Mail Tendered in ULDs

FedEx will comply with the conditions and solicitation requirements for Mail Tendered in ULDs.

1.22.2.3 Mail Tendered from Surface Trucks

FedEx will comply with the conditions and solicitation requirements for Mail Tendered from Surface Trucks.

1.22.2.4 Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

FedEx accepts the conditions and will comply with the solicitation requirements for Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub.

1.22.2.5 Aviation Supplier Surface Transportation – Not Included in Transportation Payment

When the Postal Service requires unplanned surface transportation of mail, we will include a separate rate per mile for highway transportation as included in Attachment 10, Pricing. We will comply with the conditions and solicitation requirements for Aviation Supplier Surface Transportation – Not Included in Transportation Payment.

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1.22.2.6 Economic Adjustment

FedEx will comply with all requirements in the solicitation section on Economic Adjustment. Only the non-fuel line haul rate will be economically adjusted. We will use the economic adjustments in Attachment 10, Pricing.

1.22.2.7 Hub Sort Scan

FedEx will comply with all requirements in the solicitation on providing Hub Sort Scan at the appropriate hubs as part of our normal process. We agree that the Postal Service will pay for hub sort only where the sorts are supported by EDI scan information.

1.22.2.8 Re-Labeling Charge

FedEx will comply with all requirements and accepts all statements in the solicitation for this section. FedEx understands that the Postal Service will pay an additional charge for replacing a D&R tag that is missing or becomes illegible. The Postal Service will provide equipment to FedEx to perform this function.

Re-labeling is an example of our commitment to the Postal Service. In 2002, the Postal Service approached FedEx, requesting that we take over the re-labeling function at the Memphis hub. From the time that we assumed responsibility for this area, most, if not all pieces, move out the same day that they arrive at the sort. FedEx re-labels approximately [ * ] pieces per day on a non-contingency day. Approximately [ * ] times per month the Postal Service declares a contingency (meaning its SAMS equipment is down in the local market) and the unlabeled handling units are sent to the Memphis hub, where FedEx labels the mail. In these situations, we label between [ * ] and [ * ] handling units of mail and introduce them back into the network, thereby allowing the Postal Service to accomplish mail delivery service to its customers.

1.22.2.9 Fuel Adjustment

FedEx agrees that the Postal Service will make a monthly fuel adjustment to the fuel line haul rate in accordance with the solicitation section on Fuel Adjustment.

1.22.3 Payment Processing – Day Network – Per Pound

FedEx will provide service paid by the cube for the Day Network, so this optional service will not be provided.

1.22.4 Payment Processing – Night Network – Per Pound

Not applicable to Day Network.

1.22.4.1 Invoicing

Not applicable to Day Network.

1.22.4.2 Economic Adjustments

Not applicable to Day Network.

1.22.4.3 Re-Labeling Charge

Not applicable to Day Network.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.23 Reconciliation Process

FedEx will work collaboratively with the Postal Service to reconcile and resolve all payment issues as expeditiously as possible.

FedEx will comply with the requirements in the solicitation section entitled Reconciliation Process. The Postal Service Revenue Team and the FedEx Revenue Team have worked together since 2001 to refine many different reconciliation items. Through constant diligence in monitoring the revenue stream for anomalies, we have collaboratively developed the current reconciliation process. With this knowledge and experience with the Postal Service reconciliation process, FedEx will continue to review and refine the reconciliation process to support the Postal Service’s reconciliation requirements and process on the ACN contract.

1.24 Mode of Transportation to Service Each Air Stop – (Mail Assignment and Transport) as Identified in Tender and Delivery Specifications Listed in Attachment 3 and Attachment 4

As one of the most reliable, dependable, and largest air cargo carriers in the world, with a record of successfully supporting the Postal Service since 2001, we will be able to provide all modes of transportation to service each air stop on Day 1 of the ACN contract.

The mode of transportation to service each air stop will be provided in the Monthly Operating Plan, which provides the details for each operating period. We will tailor our plans, including modes of transportation, to Postal Service needs. In general, for the Day Network (Tuesday through Sunday, excluding Saturday), we use aircraft. On Saturday, we use a combination of air and truck transport. We provide here an overview of our aircraft and truck fleet.

The FedEx Express aircraft fleet is shown in Figure 1-22. In addition, FedEx has on-call arrangements to lease additional aircraft to handle peak volume and other contingencies.

Figure 1-22. FedEx Express Aircraft Fleet

FedEx has ample capacity to service each air stop.

FedEx Aircraft Fleet
Description	Owned	Leased	Total	Maximum Operational Revenue Payload (pounds per aircraft) (1)
Jet (Trunk) Aircraft
Airbus A300-600	35	36	71	85,600
Airbus A310-200	18	0	18	61,900
Airbus A310-300	17	0	17	67,500
Boeing B727-200	29	0	29	38,200
Boeing B757-200	60	0	60	45,800
Boeing 767-300F(2)	0	0	0	98,856
Boeing B777F	22	0	22	178,000
McDonnell Douglas MD10-10	52	0	52	108,700
McDonnell Douglas MD10-30	12	5	17	114,200
McDonnell Douglas MD11	38	26	64	164,200
Non-Jet (Feeder) Aircraft
ATR 42-300/320	26	0	26	10,880

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FedEx Aircraft Fleet
Description	Owned	Leased	Total	Maximum Operational Revenue Payload (pounds per aircraft) (1)
ATR 72-202/212	21	0	21	14,660
Cessna 208B	237	0	237	2,500

Total All Aircraft	567	67	634

1	Maximum Operational revenue payload is the lesser of the net volume-limited payload and the net maximum structural payload.
2	This aircraft model will be introduced in 2013 and is included here to show the contribution over the life of the contract.

In addition to our aircraft, FedEx Express operates approximately 52,400 ground transport vehicles, including pickup and delivery vans, larger trucks called container transport vehicles, and over-the-road tractors and trailers. These vehicles are strategically located at service points across the network to support volumes and service delivery requirements and are repositioned to meet mail service delivery schedules.

1.25 Other Components of the Statement of Work Not Previously Discussed

This section presents components of this solicitation which are not discussed earlier or are referenced in Volume 1. We have added this subsection for easier cross-reference.

1.25.1 Service Points

FedEx currently serves all locations in the Day Network via our extensive U.S. network using three air cargo hubs. Beginning on Day 1, FedEx can furnish all services to all locations specified in the solicitation in Attachment 3. Because we are the world’s largest air cargo carrier and have successfully performed on this contract for the last 12 years, we are uniquely qualified to provide uninterrupted service to the Postal Service through our infrastructure, support facilities, and continuity of staff.

1.25.2 Management Plan

Our Management Plan details are fully presented in Volume 1, Section 3.0. Since the solicitation calls for a full response for all SOW elements, we have added this reference to facilitate evaluation and use during the contract period.

1.25.3 Repossession of Mail by the Postal Service

FedEx will fully comply with the solicitation requirement to provide repossession of mail by the Postal Service in the event that the Postal Service requires mail to be returned. We will actively work with local Postal Service agents or representatives to expeditiously return the mail.

1.25.4 Local Agreements

In accordance with the solicitation, no local agreements, informal agreements, or working agreements made without appropriate binding authority will bind or obligate the Postal Service or FedEx.

1.25.5 Operating Periods

The FedEx response fully addresses all activities in the operating periods, including planning, transport operations, and payments. We will offer the full range of services throughout the entire life of the contract.

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1.25.6 Incentive Plan

FedEx is committed to achieving the service level agreements for mail delivery required by the ACN contract. Additionally, we will work collaboratively with the Postal Service after contract award to establish an incentive plan to improve our overall mail delivery performance rating, with the goal of achieving to achieve [ * ]% in Year 3 starting in October 2015, and [ * ]% in Year 5 beginning in October 2017, for the Non-Peak Day Network. Our approach will build on our record of outstanding mail delivery performance for the Postal Service over the past 12 years.

1.25.7 Sustainability

Sustainability requirements are addressed in Volume 1, Section 6.0.

1.25.8 Security

Security requirements are addressed in Volume 1, Section 5.0.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2.0 Contingency Plan

[ * ]

2.1 Aircraft Mechanical Delays or Cancellations

[ * ]

2.2 A Breakdown of Any Maintenance Support or Ground Handling Equipment and Duties at Any Outstation

[ * ]

2.3 Delays, Cancellations, or Aircraft Weight Limitations Caused by Weather Conditions

[ * ]

2.4 Airport Closings per FAA

[ * ]

2.5 Labor Disruptions Including, But Not Limited to, Walkouts or Strikes

[ * ]

2.6 Staffing Shortages Relating to Medical or Other Emergencies

[ * ]

2.7 Delays Caused by Environmental Issues Such as Fuel Spills, Chemical Spills, and Other HAZMAT

[ * ]

2.8 Other Conditions That May Affect On-Time Performance

In addition to the contingency conditions addressed in Section 2 of this proposal, FedEx knows that there are a multitude of additional situations, from snow to volcanoes to typhoons, that have the potential to impact our aviation network and our support for the Postal Service. In all cases, GOCC, in close collaboration with PTM, anticipates contingency events, assesses possible impacts, tailors and implements contingency plans, performs all required actions, and manages the contingency situation through to closure. FedEx’s primary objective in dealing with contingencies is to ensure that we continue to provide all required mail delivery services according to Postal Service contract schedules.

2.9 Training of Employees on Contingency Plan

Contingencies, from blizzards to hurricanes to floods, are a way of life for FedEx employees. Our staff has to be prepared at any given moment to respond to contingencies, implement proven plans, and continue service to our customers. Our employees, from the GOCC contingency planners and managers, to the PTM management team, to the ramp staff at each FedEx airport location, are trained to deal with events and circumstances beyond their immediate control. FedEx employees receive initial and annual recurrence training for contingency plans and response actions for each FedEx airport location. They receive additional training when contingency plans are revised or local procedures are updated. Training records are maintained in employee personnel files and include training received, test scores, and certifications

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service

Air Cargo Network

Volume 2B - 100% of the Night Network (Required)

Solicitation Number: 5A-12-A-0024

November 6, 2012

Issued By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P650

Washington DC 20260-0650

This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service – in whole or in part – for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of – or in connection with – the submission of such data, the Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service’s right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in all sheets as marked.

United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

1.0	NIGHT NETWORK OPERATING PLAN	1

1.1	TENDER AND DELIVERY TIMES BY AIR STOP	5
1.2	OPERATIONAL COMPONENTS OF THE SOW	5
1.3	SERVICES PROVIDED	6
1.3.1	Coordination and Oversight of FedEx Operations	7
1.3.2	Facility Support and Administrative Functions	8
1.3.3	Monitor Performance	8
1.3.4	Provide Feedback to the Postal Service	9
1.3.5	Ensure the Integrity of Data Entry	9
1.3.6	Coordinate the Exchange of Information	9
1.3.7	Provide Notification of Changes or Anticipated Changes	11
1.3.8	Correct Type and Quantity of Equipment	11
1.3.9	Assist in Unloading or Loading ULDs to or from Surface Transportation	11
1.3.10	Scan Material Handling Units (required) or Postal MTE	11
1.3.11	Process Mail for Dispatch from the Aviation Supplier’s Facility to the Postal Service Facility	12
1.3.12	Close-Out, Receive, and Dispatch All Surface Vehicles	12
1.3.13	Handle Overflow Volumes per Postal Service General Directions	12
1.3.14	Cooperate With All Aviation Suppliers in the Transportation Service Chain	12
1.3.15	Enter Data Timely and Accurately	12
1.3.16	Prepare Required Reports	13
1.3.16.1	Daily Mail Condition Report	13
1.3.16.2	Operational Condition Reports	13
1.3.16.3	Dimensional Weight Reports	13
1.3.17	Perform Verification of Security Seals on Surface Transportation	13
1.3.18	Ensure the Security of All Mail	14
1.4	DESIGNATION (POSTAL SERVICE PERFORMS TERMINAL HANDLING SERVICE (THS) – NIGHT NETWORK)	14
1.5	DELIVERY AND SPECIFIC DELIVERY INSTRUCTIONS (POSTAL SERVICE PERFORMS THS OPERATION ON DAY NETWORK)	14
1.5.1	Delivery – Day Network	14
1.5.2	Delivery – Night Network	14
1.5.3	Saturday Delivery – Day Network	15
1.6	BOARDING PRIORITY	15
1.6.1	Boarding Priority – Day Network	15
1.6.2	Boarding Priority – Night Network	15
1.7	FREQUENCY	15
1.8	MAIL ASSIGNMENT AND TRANSPORT – DAY NETWORK	15
1.9	MAIL ASSIGNMENT AND TRANSPORT – NIGHT NETWORK	16
1.10	AVIATION PROVIDER PLANNED ACCOMMODATION – DAY NETWORK	16
1.11	AVIATION PROVIDER PLANNED ACCOMMODATION – NIGHT NETWORK	16
1.12	TREATMENT OF EXCEPTIONAL TYPES OF MAIL	17
1.12.1	Treatment of Live Mail	17
1.12.2	Treatment of Perishables	17

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1.12.3	Treatment of Registered Mail	17
1.12.4	Treatment of Hazardous Material (HAZMAT)	17
1.13	OFFSHORE CAPACITY REQUIREMENT – DAY NETWORK	18
1.14	VOLUME COMMITMENT – GENERAL INFORMATION	18
1.14.1	Volume Commitment – Contract Volume Minimum – Day Network	19
1.14.2	Operating Period Volume Minimum – Day Network	19
1.14.3	Aviation Supplier Performs THS Operation	19
1.14.4	Operating Period Volume Minimum – Night Network	19
1.14.5	Volume Commitment – Holiday – Day Network	19
1.14.6	Volume Commitment – Holiday – Night Network	19
1.15	OPERATING PERIODS	19
1.16	ORDERING PROCESS – INTRODUCTION	20
1.16.1	Ordering Process – Non-Peak – Day Network	20
1.16.2	Ordering Process – Non-Peak – Night Network	20
1.16.3	Ordering Process – Peak – Day Network	20
1.16.4	Ordering Process – Peak – Night Network	20
1.17	ELECTRONIC DATA INTERCHANGE (EDI) INCLUDING SCANNING AND DATA TRANSMISSION	21
1.17.1	Surface Visibility Scanning	22
1.18	REPORTS (SEE SECTION 1.3.16)	22
1.19	PERFORMANCE REQUIREMENTS AND MEASUREMENT	22
1.20	REDUCTION OF PAYMENT	23
1.21	PERFORMANCE MANAGEMENT	23
1.22	PAYMENT PROCEDURES	24
1.22.1	Rates and Payment General	24
1.22.1.1	Scan Requirements	24
1.22.1.2	Night Turn Scan Requirements	25
1.22.1.3	Day Turn Scan Requirements	25
1.22.2	Payment Processing – Day Network – Per Cube	25
1.22.2.1	Invoicing	25
1.22.2.2	Mail Tendered in ULDs	25
1.22.2.3	Mail Tendered from Surface Trucks	25
1.22.2.4	Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub	25
1.22.2.5	Aviation Supplier Surface Transportation – Not Included in Transportation Payment	25
1.22.2.6	Economic Adjustment	26
1.22.2.7	Hub Sort Scan	26
1.22.2.8	Re-Labeling Charge	26
1.22.2.9	Fuel Adjustment	26
1.22.3	Payment Processing – Day Network – Per Pound	26
1.22.4	Payment Processing – Night Network – Per Pound	26
1.22.4.1	Invoicing	26
1.22.4.2	Economic Adjustments	26
1.22.4.3	Re-Labeling Charge	26
1.23	RECONCILIATION PROCESS	27
1.24	MODE OF TRANSPORTATION TO SERVICE EACH AIR STOP – (MAIL ASSIGNMENT AND TRANSPORT) AS IDENTIFIED IN TENDER AND DELIVERY SPECIFICATIONS LISTED IN ATTACHMENT 3 AND ATTACHMENT 4	27
1.25	OTHER COMPONENTS OF THE STATEMENT OF WORK NOT PREVIOUSLY DISCUSSED	28

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1.25.1	Service Points	28
1.25.2	Management Plan	28
1.25.3	Repossession of Mail by the Postal Service	28
1.25.4	Local Agreements	28
1.25.5	Operating Periods	28
1.25.6	Incentive Plan	28
1.25.7	Sustainability	29
1.25.8	Security	29

2.0	CONTINGENCY PLAN	30

2.1	AIRCRAFT MECHANICAL DELAYS OR CANCELLATIONS	33
2.2	A BREAKDOWN OF ANY MAINTENANCE SUPPORT OR GROUND HANDLING EQUIPMENT AND DUTIES AT ANY OUTSTATION	33
2.3	DELAYS, CANCELLATIONS, OR AIRCRAFT WEIGHT LIMITATIONS CAUSED BY WEATHER CONDITIONS	33
2.4	AIRPORT CLOSINGS PER FAA	35
2.5	LABOR DISRUPTIONS INCLUDING, BUT NOT LIMITED TO, WALKOUTS OR STRIKES	35
2.6	STAFFING SHORTAGES RELATING TO MEDICAL OR OTHER EMERGENCIES	35
2.7	DELAYS CAUSED BY ENVIRONMENTAL ISSUES SUCH AS FUEL SPILLS, CHEMICAL SPILLS, OR OTHER HAZMAT	36
2.8	OTHER CONDITIONS THAT MAY AFFECT ON-TIME PERFORMANCE	36
2.9	TRAINING OF EMPLOYEES ON CONTINGENCY PLAN	36

3.0	COMPLETED ATTACHMENT 12: TENDER & DELIVERY TIME COMMITMENT	37

List of Figures

FIGURE 1-1. FEDEX AIR CARGO NIGHT NETWORK	1
FIGURE 1-2. FEDEX KEY DIFFERENTIATORS	2
FIGURE 1-3. FEDEX ON-TIME DELIVERY HISTORY	3
FIGURE 1-4. CUSTOMER-FOCUSED FEDEX MAIL SERVICE DELIVERY TEAM	4
FIGURE 1-5. FEDEX AIR TRANSPORT MAIL DELIVERY SERVICE PROCESS	5
FIGURE 1-6. PROCESS AREAS OF ACN SOLICITATION MAPPED TO TRANSPORTATION AGREEMENT CURRENT PROCESSES	6
FIGURE 1-7. FEDEX’S GOCC	7
FIGURE 1-8. FEDEX PERFORMANCE MONITORING BENEFITS TO THE POSTAL SERVICE	8
FIGURE 1-9. FINAL RAMP TO RAMP DAILY NET SERVICE LEVEL REPORT	10
FIGURE 1-10. FEDEX TYPES AND QUANTITIES OF EQUIPMENT	11
FIGURE 1-11. ELECTRONIC BAR CODE SCANNING	12
FIGURE 1-12. MAIL ASSIGNMENT AND TRANSPORT PROCESS	16
FIGURE 1-13. DAILY VOLUME COMMITMENT VERSUS ACTUAL VOLUME	19
FIGURE 1-14. HOLIDAYS INCLUDED IN THE SOLICITATION	19
FIGURE 1-15. ORDERING PROCESS – NON-PEAK NIGHT NETWORK	20
FIGURE 1-16. ORDERING PROCESS – PEAK NIGHT NETWORK	21
FIGURE 1-17. POSTAL SERVICE–ACCEPTED EDI STANDARDS FOR SCANNING AND DATA TRANSMISSIONS	21
FIGURE 1-18. POSTAL SERVICE-FEDEX EDI NETWORK HIGHLIGHTS	22
FIGURE 1-19. REPRESENTATIVE ULDS	23

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FIGURE 1-20. PARAMETERS FOR REDUCTION OF PAYMENT	23
FIGURE 1-21. SAMPLE OF SCANNING DEVICES	25
FIGURE 1-22. FEDEX EXPRESS AIRCRAFT FLEET	27
FIGURE 2-1. FEDEX GOCC	30
FIGURE 2-2. CONTINGENCY EVENT DECISION-TREE FLOWCHART	31
FIGURE 2-3. DECK COLLAPSE, MACARTHUR MAZE, OAKLAND, CA	32
FIGURE 2-4. HURRICANE KATRINA	32
FIGURE 2-5. FEDEX’S METEOROLOGY DEPARTMENT MINIMIZES IMPACT OF WEATHER ON DELIVERY SCHEDULES	33
FIGURE 2-6. FEDEX AIRPLANES WAITING FOR TAKE-OFF	35
FIGURE 2-7. FEDEX HAZMAT RESPONSE TEAM	36

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1.0 Night Network Operating Plan

FedEx, which has the world’s largest cargo aircraft fleet, will build upon our 12 years of successful support of the United States Postal Service to meet its Air Cargo Network requirements for mail delivery with consistently reliable and dependable service.

FedEx will provide a Postal Service Night Network that will deliver all air transportation and ancillary services to all required service points identified by the Postal Service in the Air Cargo Network (ACN) solicitation from Day 1 of the contract. We possess the immediate capacity to provide this service five days per week at the historical non-peak and peak volume levels identified in Attachment 2, Air Stops & Projected Volumes of the solicitation. As illustrated in Figure 1-1, this network includes all 146 required NIght Network service points and 5 FedEx hubs.

Figure 1-1. FedEx Air Cargo Night Network

FedEx understands the Postal Service culture, processes, routing, and tender  requirements better than any other air freight company.

Single Vendor Network Benefits

Use of a single carrier will provide the Postal Service with needed efficiencies and cost savings. In a multiple-carrier environment, capacity is deployed less efficiently, adding cost and additional handling unnecessarily. For example, if a late Postal Service shipment on the day network misses the tender time, the Postal Service would have the option of directing the single carrier to move the product on the night network and enable the mail to be delivered to Postal customers on time. With multiple carriers, the costs of monitoring and coordinating activities would increase for the Postal Service. Policies and procedures for the carriers would inevitably differ, creating opportunities for errors, confusion, and potential delay of mail delivery.

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FedEx and the Postal Service have established and will maintain a shared aviation network that has enabled the Postal Service to significantly improve the service provided to its customers while continuously reducing the cost. For the past 12 years, FedEx, as the majority carrier, has transported Express, Priority, and First Class mail to and from all of the points covered in this solicitation. Since 2006, we have also carried HAZMAT, live, perishable, and registered mail. As the largest carrier for the Postal Service, FedEx has provided this service at historical volume levels through peak days of more than [ * ] to low-volume days covering non-widely observed holidays.

FedEx has been a collaborative business partner with the Postal Service for the past 12 years, and has been extremely responsive to requests for increasing volume, expanding service coverage, adding new products with unique handling characteristics, and maintaining cost controls. We believe that a single-provider network, with its operating efficiencies, extensive network connections, service capabilities and lower cost structure, will provide the greatest long-term benefits for the Postal Service, particularly at a time of fiscal need and budget awareness across the nation. FedEx has the aircraft, equipment, capacity, network reach, and management capability to continue serving the Postal Service in an efficient and low-cost, single-vendor operation well into the future.

The ongoing strategic alliance between FedEx and the Postal Service under the Postal Service Transportation Agreement (Transportation Agreement) brings noteworthy advantages to a renewal contract for the ACN. The Postal Service and FedEx jointly developed many of the processes and procedures that are currently being employed in the Transportation Agreement network. No other air cargo carrier has the benefit of this long and efficient operational experience with the Postal Service. FedEx has worked with the Postal Service to optimize schedules and tender times, eliminate excessive cost, and increase efficiencies, as shown in Figure 1-2.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Figure 1-2. FedEx Key Differentiators

FedEx has a number of key differentiators for operation of the Postal Service Air Cargo Network.

FedEx Key Services	Differentiators

Air Cargo Network: FedEx has the world’s largest cargo aircraft fleet to meet the Postal Service’s aviation requirements with reliable and dependable service.

•     With more than 634 aircraft, FedEx has the world’s largest fleet of cargo aircraft.

•     We are the only company with proven experience supporting requirements of size, scope, and scale of the Postal Service ACN procurement.

•     FedEx is the only aviation supplier with staffed operating bases at all ACN Night Network airports.

•     FedEx is the only aviation supplier to the Postal Service that operates 24/7 with no exclusion for holiday surge and weekend support.

•     Our ISO 9001:2008 Certification was renewed for 2012.

•     The FedEx fleet includes more than [ * ] trunk and more than [ * ] feeder spare aircraft that are strategically placed throughout North America to protect service.

Management: FedEx possesses the skill, financial depth, and management tools required to engage and deliver on cost, schedule, and performance expectations.

•     FedEx uses our Quality Driven Management (QDM) approach and methods are built on the proven premise that higher quality lowers costs, improves service levels, and enhances the customer experience.

•     Over time, QDM has contributed to FedEx being the 6th most admired company on Fortune’s World’s Most Admired Companies list and No. 7 on the Reputation Institute’s list of socially responsible firms in the United States.

•     FedEx’s leading edge technologies (scanning, data transmission, and communications) will deliver superior aviation support to the Postal Service.

•     FedEx was the first-ever service company to win the Malcolm Baldrige Quality award, demonstrating our long-standing commitment to service quality.

Past Performance: FedEx has operated with the Postal Service for 12 years.	• We have successfully met Service Level Requirements for the Postal Service throughout our 12-year service history, as shown in Figure 1-3.

Transition: An award to FedEx ensures the Postal Service a no-risk, no-cost contract transition.	• Our knowledge and understanding of the Postal Service mission, operations, culture, and technology, and our business partner approach means a non-disruptive, no-risk transition to the ACN contract.

Innovation and Investment: FedEx is an innovation leader in air cargo logistics.

•     FedEx is ahead of plan to increase the fuel efficiency of our pickup and delivery fleet by 20% between 2005 and 2020.

•     In FY12, approximately half of our $4 billion in capital expenditures is related to modernizing our air fleet.

•     FedEx and the Postal Service invented the Transportation Agreement network design, significantly improving the performance and reducing the cost of the air transport service, proving that our vendor-customer team excels in innovative practices.

[ * ]

On-Time Delivery for the Postal Service

FedEx has achieved service levels outlined in the Transportation Agreement in alliance with the Postal Service since 2001. Throughout that time, our extensive cargo Night Network transport system has demonstrated our capacity and capability to handle the historical volumes required by the Postal Service on weekdays during non-peak and peak periods. FedEx has delivered high-quality services that have consistently met or exceeded Postal Service mail delivery service requirements as shown in Figure 1-3.

Each of the FedEx Night Network airports across the nation is currently staffed with all necessary personnel to manage the receipt, outbound loading, and inbound delivery of Postal Service cargo. FedEx accomplishes this through an advanced hub-and-spoke system that ensures meeting delivery time requirements in all 146 ramp locations. FedEx is the only air cargo carrier that serves all 146 Postal Service locations and, as we have stated, FedEx has the world’s largest air cargo fleet with 634 aircraft

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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serving airports in more than 220 countries and territories in all regions of the world. We can provide the capacity the Postal Service has outlined in Attachment 2 when and where it is needed without relying on availability of commercial, wet lease, or dry lease aircraft. In addition, FedEx is continuously upgrading our fleet to offer needed capacities more efficiently and economically.

Program and Operational Support for the Postal Service

The FedEx Postal Transportation Management Department (PTM), as described in Volume 1, Section 2.5, has been in place since the inception of the contract relationship in 2001 and is a dedicated Program Management Office (PMO) whose single mission is service to the Postal Service. FedEx Managing Director Ron Stevens has directed this department since the inception of the FedEx–Postal Service strategic alliance. This department was created as the interface for the Postal Service and designed to be a one-stop shop for all things Postal. Regardless of the issue, the Postal Service communicates with a single department. We recruited the best engineers in the country from our Air, Ground and Freight Services (AGFS) Division; they are knowledgeable in both ramp and hub operations and the planning process to support the Postal Service. These engineers, who are strategically domiciled around the country and aligned with the Postal Service Areas, work daily with the Postal Service on tactical issues affecting service. They work with Global Network Planning (GNP) and the Global Operations Control Center (GOCC) on issues regarding additional lift requirements as required. The PTM engineers also work closely with local management on all operational issues. When an exception occurs, the PTM engineers develop a corrective action and communicate it to the Postal Service in the local, area, and headquarters groups.

The engineers are also responsible for developing and communicating the processes for any changes. The group has two dedicated engineers responsible for building the planning matrix each month. They work closely with the Postal Service planners on the volume request for each schedule period and act as a secondary check on lane-level volume from one operating period to the next. PTM also has a dedicated Service Assurance Manager and two Operations Administrators. They provide reports and status updates throughout the day on flight and sort activity as well as issues that may impact service, such as contingency plans for weather events e.g. hurricanes and winter storms. The PTM team has experienced little turnover within the group since its inception. We feel this consistency in leadership at the management and engineer level has contributed to on-going success of this alliance.

PTM coordinates with the FedEx AGFS Division, which operates the air cargo network, and with GNP and GOCC that plan and manage flight operations, including the movement of Postal Service mail. AGFS operates the cargo system through its main Memphis World Hub and through four subordinate organizations that operate FedEx ramps at airports within their respective regions.

PTM coordinates with AGFS headquarters in Memphis, TN, and with the field ramp location managers. AGFS has an extensive management team to oversee the actual flight and logistics operations as illustrated in Figure 1-4. This figure shows the customer-focused FedEx team supporting the Postal Service, leveraging the capabilities of AGFS, and managed by ramp managers at each service point to deliver mail. PTM also coordinates with GNP and GOCC for Postal Service mail scheduling as well as flight operations for the Night Network.

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Figure 1-4. Customer-Focused FedEx Mail Service Delivery Team

PTM coordinates with FedEx’s AGFS, which operates the air cargo network and, with GNP and GOCC that plan and manage flight operations, including the movement of Postal Service mail

PTM is the focal point for the Postal Service for planning and managing delivery services, which are carried out by AGFS and the ramp managers and staff at each service point. This coordination involves managing freight volumes requested by the Postal Service, planning each monthly operating period, and daily operational activity such as loading and launching aircraft, receiving, and tendering freight to the Postal Service at the destination. Also critical to movement of Postal Service mail is the GOCC, as it operates the aviation services that move the mail.

Packages are scanned and the scan data is transmitted to system collection points constantly as they move through the system. This allows comprehensive reporting of results of each day’s activity. PTM, GNP, and AGFS work together using well-defined and comprehensive communication channels. Operating the most sophisticated air cargo network in the world requires immediate communication, the ability to modify logistics operations swiftly and accurately, and total command of an exceptionally large fleet of aircraft. This is a complex management task, performed by demanding, outstanding, and talented professionals.

1.1 Tender and Delivery Times by Air Stop

FedEx is the only aviation supplier with staffed operating bases at all ACN Night Network airports.

Specific tender and delivery times by air stop, including number and type of aircraft, are listed in Attachment 12, Tender and Delivery Time Commitment. FedEx has an exemplary record over its 12-year history on the job. FedEx has consistently met or exceeded the tender time delivery requirement as shown in Figure 1-3. Even during our most challenging operating period in December, with volume surges at twice our non-peak demand and extreme weather, FedEx still met the Postal Service on-time delivery requirement.

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1.2 Operational Components of the SOW

FedEx has consistently met service level requirements for the Postal Service throughout our 12-year service history.

Throughout our 12-year alliance with the Postal Service, FedEx has worked with the Postal Service to develop many of the processes that are now used to perform aviation support under the Transportation Agreement. Figure 1-5 illustrates the proven process flow from acceptance at the origin to delivery at the destination that we will use on the ACN contract.

Figure 1-5. FedEx Air Transport Mail Delivery Service Process

FedEx has developed a series of mature processes to move the air cargo from origin to destination, consistently meeting the contractual delivery times.

As shown in Figure 1-5, FedEx accepts the cargo at the origin ramp and flies it to the FedEx hub airport, where it is distributed to its correct outbound container and loaded onto an aircraft to fly to the destination airport. Each lane is managed through established scanning procedures to ensure the correct routing of the mail from origin to destination. A “lane” describes the origin point to destination point routing of the mail, for example from origin city A to destination city B, e.g., from Atlanta to Albuquerque. The main processes in the transport of the mail as specified in the solicitation are:

i.       Services provided as described in Section 1.3 below

ii.      Designation – Aviation Supplier Provided or Postal Provided; and description of Terminal Handling Services

iii.     Delivery and Specific Delivery Instructions

iv.     Boarding Priority

v.      Frequency

vi.     Mail Assignment and Transport

vii.    Planned Accommodation

viii.   Treatment of Exceptional Types of Mail

a.      Live Mail

b.      Perishable Mail

c.      Registered Mail

d.      HAZMAT

ix.     Offshore Capacity Requirements

x.      Ordering Process

a.      Peak

b.      Non-Peak

xi.     Electronic Data Interchange to include Scanning and Data Transmission

xii.    Reports

1.3 Services Provided

FedEx has developed and will continue to use mature key processes for the Postal Service ACN that have been thoroughly tested and proven over the 12-year history of the relationship.

Figure 1-6 compares the key processes for the ACN contract to select processes of the current Transportation Agreement contract. We have developed these processes over time in collaboration with the Postal Service and will modify or continue processes as provided under the new ACN contract. These

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service processes reflect how FedEx efficiently and effectively takes possession of, sorts (if necessary), transports, scans, loads, and delivers mail for the Postal Service.

Figure 1-6. Process Areas of ACN Solicitation Mapped to Transportation Agreement Current Processes

FedEx has developed a mature list of key processes for the Postal Service ACN based on processes that have been developed for the Transportation Agreement contract.

Process Areas of ACN Solicitation Mapped to Transportation Agreement Current Processes
Solicitation Requirements (Proposal Section)	Transportation Agreement Current Processes
Customer Satisfaction and Relationship Management
• Coordinate/Oversee Operations (1.3.1) • Ensure Facility and Administrative Support (1.3.2) • Monitor Performance (1.3.3) • Ensure the Security of All Mail (1.3.18)

•     Management review of final daily and month-to-date service level reports

•     Management review of root cause of issues for correction and implementation

•     PTM is the liaison group for the Postal Service within FedEx to ensure that all requirements are met

PTM Strategic Planning and Analysis
• Ensure the Integrity of Data Entry (1.3.5)	• Review the forecast for errors and report problems • Provide detailed planning for the Postal Service for each operating period

Field Support PTM Engineering

•     Assist in Loading and Unloading (1.3.9)

•     Scan ULDs (1.3.10)

•     Process Mail for Dispatch to Postal Service (1.3.11)

•     Close Out, Receive, Dispatch Surface Vehicles (1.3.12)

•     Cooperate with All Aviation Suppliers (1.3.14)

•     Enter Data Timely and Accurately (1.3.15)

•     Ensure the operations template is complete and accurate for each operating period

•     Receive, process, scan, load, and dispatch mail according to the daily operations plan

•     Review service exceptions determining causes

•     Cooperate with local Post Offices

•     PTM engineers work daily with the Postal Service to accept volume above the 120% flex to ensure the best service possible

Hub Support PTM Engineering

•     Provide the Correct Type and Quantity of Equipment (1.3.8)

•     Assist in Loading and Unloading (1.3.9)

•     Scan ULDs (1.3.10)

•     Handle Overflow Volumes (1.3.13)

•     Cooperate with All Aviation Suppliers (1.3.14)

•     Develop hub monthly operating plan and review with the hub management

•     Receive, process, scan, load, and dispatch mail according to the daily operations plan

•     Accept, manage, and report rollover volumes

•     Provide hub monthly service level and exceptions reports

•     Manage sort and other operational delays

Communication, Operations Administration, Reporting, Quality Assurance, and Revenue

•     Provide Feedback to Postal Service (1.3.4)

•     Coordinate the Exchange of Information (1.3.6)

•     Provide Notification of Changes and Anticipated Changes (1.3.7)

•     Prepare Required Reports (1.3.16)

•     Provide Feedback to Postal Service ((1.3.4)

•     Complete and distribute day network preliminary report, OSR report, NDSP report, WAR report, and Ad Hoc/Reroute report

•     Monitor FedEx systems during shifts, report to PTM, and distribute to Postal Service including both headquarters and field personnel

•     Report official service levels to Postal Service

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1.3.1 Coordination and Oversight of FedEx Operations

With responsibility for scheduling and management across the FedEx Express global network, GNP and GOCC work closely with PTM to ensure on-time delivery of the mail. The GOCC (Figure 1-7) is fully staffed 24 hours a day, 365 days a year with highly skilled and experienced airline operations management specialists.

The GOCC is one of the most sophisticated control centers in the transportation industry, with state-of-the-art facilities, information systems, and communications, and proven plans and processes based on real-world contingency management experience and expertise. All day, every day, the GOCC team responds to and overcomes challenges, including severe weather systems, flight delays, emergency maintenance events, and even natural disasters. The GOCC supervises and protects FedEx team members and assets while correcting situations that could impact mail delivery service to the Postal Service.

Figure 1-7. FedEx’s GOCC

Our Global Operations Control Center is state-of-the art in managing a large airline fleet traversing the nation and the world.

FedEx has the facilities, tools, processes, and staff to effectively respond to contingency situations. We were an industry leader in collaborating with the Federal Aviation Administration (FAA) in responding to the events of September 11, 2001 and the restoration of aviation support for the Postal Service. FedEx belongs to the Domestic Events Network (DEN), which was established on the morning of September 11. DEN is a 24/7, unclassified interagency telephone conference – sponsored by the security arm of the FAA – dedicated to real-time coordination of air security issues.

FedEx has a back-up center located in Collierville, TN, that operates the network in live mode every Monday so that this contingency control center remains fully capable of assuming operational control of our global network in an emergency.

1.3.2 Facility Support and Administrative Functions

The goal of facility management at FedEx is to enable on-time delivery of Postal Service mail and all non-postal FedEx products. PTM ensures, through its coordination with AGFS, that local facility support and administration functions are present at each airport local ramp, ensuring mail movement, hub support, scanning and data capture, billing support, communications, and other functions. The PTM Department, described in Section 1.0, coordinates all necessary administrative and facility support at each of the FedEx ramp and hub locations throughout the network.

As an example, FedEx facility support includes on-site maintenance staff at each of our ramp and hub locations. . We have more than [ * ] ground support and material handling equipment mechanics at FedEx ramps and hubs across the country. We have a planned and executed preventive maintenance program and an equipment replacement plan and schedule to ensure that equipment is operational, capable, and available to support service delivery requirements. We ensure that gate space for our aircraft, loading and surface handling equipment, scanning equipment, and other facility requirements as established in Section 1.3.8, are available.

1.3.3 Monitor Performance

The Postal Service and FedEx have developed, over the years of joint operations, and will continue to provide a series of monitoring control points that provide a high degree of confidence for on-time and reliable mail delivery services. We will continue to operate these control points. Performance is monitored

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by PTM through our well-established data capture capability that provides snapshots of our performance at 15-minute intervals, and is summarized to show our performance during the day and at the end of day, end of week, and end of monthly operating periods. Sections 1.3.5, 1.3.10, and 1.3.15 further describe key points of data capture and distribution that provide performance monitoring input.

We have email distribution lists in place the for the Night Network which include Postal Service local operators, FedEx local operators, and the area and national headquarters personnel for both organizations. Emails of the Day Summaries contain the daily recap data and an attached Excel spreadsheet providing delay details and explanatory information. The reports are prepared in a.m. and p.m. versions and are distributed by the Senior Operations Administrator in PTM with the departmental email ID: PTM_OPS@fedex.com.

We distribute a Weekly Service Level Report–Adjusted and a Weekly Analysis Review presentation to management in several organizations including PTM and Postal Service Air Transportation Operations. We list in Section 1.3.16 in this volume a number of reports that we prepare, including information about the intended audience, a brief description of each report, the distribution timeline, and report frequency. Figure 1-8 lists some benefits of the FedEx performance monitoring activities.

Figure 1-8. FedEx Performance Monitoring Benefits to the Postal Service

The Postal Service and FedEx have developed, over the years of joint operations, a series of monitoring control points that provide a high degree of confidence for on-time and reliable mail delivery services.

FedEx Performance Monitoring Features	Benefits to the Postal Service

Management review of daily Ramp-to-Ramp Report	Assists in identifying operational issues and root causes, leading to corrective action

Monitoring of hub operations with daily Roll-Over Scans and Analysis Reports for potential mail delay	Ensures that mail is identified at the hub for re-routing to ensure timely processing

Monitoring and verification that changes are understood locally via email, telephone, and meetings	Ensures coordination throughout the network when operating plans change, so that all staff are alerted and disruption to mail movement is minimized

Monitoring of monthly service level reports to identify any problems in the network and review with appropriate department	Ensures that sorting and other operations are efficient and meet on-time delivery schedules

Provision and monitoring of mission-critical Day Summaries that detail flights more than 60 minutes late departing major hubs or major sorting locations	Establishes the ability throughout the Night Network to adjust schedules to minimize mail delay from its origin to its destination

Monitoring of national weather daily from the FedEx Meteorological Department	Establishes the ability to adjust Night Network flight schedules, re-routing, and hub operations to maximize on-time delivery of mail

1.3.4 Provide Feedback to the Postal Service

FedEx has Operations Administrators who track performance daily. We provide updates on Postal Service transport parameters with regard to system performance throughout the day, with recaps at the end of each operation. Thus, feedback to the Postal Service occurs on both a formal and informal basis, with our PTM informally discussing both normal and unusual operations with their counterparts in the Postal Service and formally through the documented reports that we describe in Section 3.3.16.

1.3.5 Ensure the Integrity of Data Entry

FedEx has eliminated manual data entry to reduce keying errors. In addition, we perform root cause analysis for abnormalities discovered in the data. We have developed a program that validates the accuracy of Dispatch and Routing (D&R) numbers to eliminate duplicate entries. The Error Correction (EC) program searches D&R tags that have been identified as not being billed because no container has been assigned.

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The EC program goes into the PSALMS EC website, does a screen scrape of the D&Rs, and downloads them into an Excel document. The program then downloads a Truck Dispatch Report (TDR) and Flight Dispatch Report (FDR) data base and a (Postal Service Alliance Leveraging Multiple Synergies) PSALMS billing file to search against. It takes the D&R and does the search to see if the unbilled D&R tag can be found on the TDR/FDR to identify a container that it can be assigned to. If the D&R is found, it is then compared to D&Rs already billed that are located in the PSALMS billing file. If there is a comparable D&R found, then the D&R is a duplicate and the D&R is not billed again. If the D&R is not found in the billing file, the container found is assigned and the D&R is billed using that container.

If the D&R is not found in the TDR/FDR database, the program goes into a master database to get the corresponding scans. If the scanned data reveals a DECONS, the D&R is deemed invalid and the D&R is not billed. If there is no DECONS scan and there is a CONS scan, then the CONS number is recorded and is used by the program to go into FAMIS to do an additional search of TDR and FDR data. If the program cannot find a container to assign the D&R tag to, then it is noted as “Research Required” and the engineers do more research on the D&R.

[ * ]

1.3.6 Coordinate the Exchange of Information

FedEx has a series of comprehensive daily, weekly, and monthly reports that coordinate information across the FedEx and Postal Service organizations. FedEx will communicate daily with the Postal Service through electronic reports, using EDI 214, Version 4010, as well as face-to-face meetings with on-site ramp personnel.

Daily reports include:

[ * ]

Weekly reports include:

[ * ]

Planning reports are provided monthly and include:

[ * ]

The reports are prepared in a.m. and p.m. versions and distributed by the Senior Operations Administrator in PTM with the departmental Email ID: PTM_OPS@fedex.com. We present a portion of the Daily Ramp to Ramp Report for September 19, 2012 in Figure 1-9 as an example.

[ * ]

Figure 1-9. Final Ramp to Ramp Daily Net Service Level Report

FedEx has a series of comprehensive daily, weekly, and monthly reports that coordinate information across the organizations.

1.3.7 Provide Notification of Changes or Anticipated Changes

Monthly meetings between the Postal Service and FedEx will continue to communicate all planned changes in aircraft, tender times, and other operational issues. PTM Operations Administrators communicate mission-critical information via reporting and special alerts regarding sort-down times, actual and variance to plan, and inbound and outbound flight and truck exception activity in and out of all

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hubs and major sort locations. They also communicate ad hoc and alternate move activity. Flight schedules and area operating plans identify changes to Postal Service headquarters, area offices, and the local operating teams. FedEx and the Postal Service also hold local meetings at ramp locations to manage and correct local issues.

1.3.8 Correct Type and Quantity of Equipment

FedEx will continue to provide a Unit Load Device (ULD) matrix monthly, which lists the planned ULD equipment by day and by week for the month. This information is in the Planning Matrix which will be sent to Postal Service headquarters and the local Postal Service representative in each market.

FedEx also maintains spare aircraft, crews, ULDs, vehicles, and operating equipment which are strategically positioned to ensure on-time operations and to ensure that we meet the Postal Service’s operational requirements. Figure 1-10 lists our ramp and ground equipment that is used to load, move, and manage all air cargo, including Postal Service mail.

ULDs & GSE (Domestic)	Quantity
AMJ	[ * ]
SAA	[ * ]
AYY	[ * ]
LD3	[ * ]
Baggage cart	[ * ]
Dolly (regular)	[ * ]
Dolly (LD3)	[ * ]
Belt loader	[ * ]
Aircraft loader	[ * ]
Tug (cargo)	[ * ]
Tug (aircraft push)	[ * ]

Figure 1-10. FedEx Types and Quantities of Equipment

FedEx is an experienced air cargo transportation

company, with the required ramp and container

equipment to move the Postal Service freight

throughout the network on schedule.

1.3.9 Assist in Unloading or Loading ULDs to or from Surface Transportation

FedEx will continue to assist in unloading or loading ULDs to and from all surface transportation. FedEx has more than [ * ] ramp personnel across the network. FedEx personnel work with the Postal Service to ensure that the ULDs arriving at the origin or destination ramp are transferred to and from aircraft and trucks expeditiously. We have accommodated this assistance requirement over our 12-year history with the Postal Service and our personnel comply with this requirement routinely to move the mail. Our local ramp managers and staff have solid working relationships with the Postal Service representatives at each ramp location, and those relationships operate to make the Postal Service processes work without interruption to ensure that we meet daily schedule demands.

1.3.10 Scan Material Handling Units (required) or Postal MTE

FedEx performs scans on all handling units to ensure the chain of custody and accountability for all Postal Service handling units tendered to FedEx. All handling units will be scanned consistent with our established best practices. FedEx will perform possession scans, load scans, hub sort scans, hub nest scans, and delivery scans. Scan data will be aggregated and transmitted via electronic EDI to FedEx and Postal Service information technology systems. No scanning of Mail Transport Equipment (MTE) is required as FedEx is not performing the THS function.

1.3.11 Process Mail for Dispatch from the Aviation Supplier’s Facility to the Postal Service Facility

Upon request from the Postal Service, FedEx will process mail for movement via aircraft, tug and dolly, containerized trucks, and bulk trucks as necessary, from our facility to the Postal Service facility.

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Before the start of the sort, any EML that has been rolled from the previous Night Sort Operations is to be staged in the appropriate staging area. Any EML which does not move on the scheduled night sort is held for sorting on the next night sort. Any EML that is not scanning correctly will be taken immediately to the Postal Service Re-Label Area. The Postal Service Re-Label Area has been given instructions on how to handle EML with distribution table problems.

FedEx will comply with all requirements and will accept all the statements in the solicitation for this section. The additional charge is for replacing a D&R tag that is missing or becomes illegible. The Postal Service will provide equipment to FedEx to perform this function.

1.3.12 Close-Out, Receive, and Dispatch All Surface Vehicles

FedEx will continue to work closely with all THS providers to close out, receive, and dispatch all surface vehicles. Our streamlined approach will be managed by the FedEx ramp manager at each service point.

1.3.13 Handle Overflow Volumes per Postal Service General Directions

FedEx will continue to work closely with the Postal Service to accept overflow volumes of mail. Our ramp managers, in collaboration with Postal Service managers, will make every effort to accept and process all overflow volumes when possible. FedEx ramp managers at service point locations will coordinate with Postal Service staff to identify overflow situations as early as possible, develop solutions to handle the overflow volumes, and resolve the overflow situation quickly and effectively with zero to minimal impact on mail delivery service schedules.

1.3.14 Cooperate With All Aviation Suppliers in the Transportation Service Chain

At both the PTM management level and the local ramp manager level, FedEx will cooperate with all suppliers in the transportation chain including air carriers, air cargo companies, airport staff, and THS service providers.

Areas of cooperation will include items such as sharing ground handling equipment when one party has equipment breakdowns, sharing joint-use ramps, and working collaboratively to deal with contingency events or irregular operations that would endanger on-time performance.

1.3.15 Enter Data Timely and Accurately

FedEx has developed a series of processes that depend on accurate and timely collection of data (Figure 1-11). The foundation for quickly capturing data in a highly accurate manner is the electronic identification of cargo as it moves from its origin to its destination. Bar code scanning establishes the foundation for FedEx’s near-100% accuracy and high speed of data capture for fast-paced and time-sensitive processes.

Figure 1-11. Electronic Bar Code Scanning

Bar code scanning of tags and ULD devices ensures accurate and timely data capture.

These data capture techniques and system updates allow customers to determine the progress of their cargo from origin to destination. The accuracy of the data capture also allows the network performance reports to be prepared and submitted to the Postal Service. FedEx has been at the forefront of the industry in the development of these rapid data capture technologies and has applied them to all processes in the Postal Service network.

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1.3.16 Prepare Required Reports

FedEx has prepared and submitted all required and requested reports over the life of the current Postal Service contract. As requested by the Postal Service, FedEx will continue to provide these reports under the Air Cargo Network contract. Reports submitted under the current contract will be continued as is, or modified as required by the solicitation. These reports include:

[ * ]

In addition to these reports, FedEx will also provide new reports that are required to meet Postal Service requirements. In all reports, we will be diligent in providing accurate, timely information to enable Postal Service oversight and management of the ACN contract.

1.3.16.1 Daily Mail Condition Report

[ * ]

1.3.16.2 Operational Condition Reports

[ * ]

1.3.16.3 Dimensional Weight Reports

[ * ]

1.3.17 Perform Verification of Security Seals on Surface Transportation

FedEx will continue to verify all security seals on surface transportation prior to leaving our facility, as we have done since 2001. This will be a physical inspection of security seals on each trailer upon receipt by FedEx. The verification inspection will also be done prior to tendering the mail to the Postal Service. The FedEx ramp manager at each ramp will ensure that all security seals are verified and logged by ramp staff. The process involves verifying the integrity of the seal on the back of the trailer and noting it on the Truck Dispatch Report paperwork.

1.3.18 Ensure the Security of All Mail

It is the mission of FedEx to protect and safeguard all mail from the time it is tendered to FedEx until the time FedEx tenders it to the Postal Service. We accomplish this through a combination of training of staff, physical protection of facilities, and scanning of mail up to nine times from tender to FedEx through tender to the Postal Service. We also run background checks on all employees, and we conduct drug screening to ensure we have a drug-free workplace to decrease the likelihood of security incidents related to the mail while it is in our possession.

We provide initial and annual refresher training on mail handling and on the importance of the security of the mail to all FedEx employees involved in the contract. We have physical protection capabilities at each ramp location including closed-circuit video surveillance, facility access control, intrusion detection, and routine patrols by FedEx or local uniformed security staff. We maintain tight access control at all facilities to ensure that only authorized individuals are allowed into areas processing mail. Individuals attempting to enter or exit a sorting facility must successfully clear established screening checkpoints. These checkpoints:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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•	Ensure that the employee/vendor has an active ID badge.

•	Screen each employee/vendor for contraband through our x-ray and metal detecting devices.

•	Ensure that all customer property remains in designated sorting areas.

Through this combination of security procedures, security equipment, trained FedEx employees, and uniformed security staff, FedEx provides a heightened level of security to protect mail while it is in our possession.

1.4 Designation (Postal Service Performs Terminal Handling Service (THS) – Night Network)

FedEx will accept direct tender of night volume from the Postal Service and the Postal Service will accept direct tender from FedEx to satisfy the requirement for the aviation supplier to provide THS functions on the Night Network.

1.5 Delivery and Specific Delivery Instructions (Postal Service Performs THS Operation on Day Network)

Not applicable to Night Network.

1.5.1 Delivery – Day Network

Not applicable to Night Network.

1.5.2 Delivery – Night Network

FedEx and the Postal Service have developed efficient and effective coordination processes and procedures over our long relationship to expedite the delivery of mail. All FedEx employees, as they do today, will assist Postal Service employees in both the unloading of inbound surface vehicles and the loading and dispatching of outbound surface vehicles. FedEx routinely transmits reports to the Postal Service (see Section 1.3.16 for report details) on mail delivery status and operational issues. Regularly scheduled meetings enable a broader audience to discuss a wide range of topics, while daily communications focus on tactical issues such as extra volume and late tender. Daily interface between the Postal Service and FedEx occurs via email; phone; and face-to-face meetings among PTM engineers and management, FedEx ramp managers, and local Postal Service contract and operations managers.

FedEx will deliver mail to the Postal Service on or before the latest delivery time (as indicated in Attachment 12) for the Night Network. At all destination service points, FedEx will unload the mail from the ULDs received, scan it, and deliver it to the Postal Service as outlined in Attachment 4, Operating Plan, Night Network. FedEx will accept direct tender of night volume from the Postal Service to satisfy the requirement for the aviation supplier to provide THS functions on the Night Network.

The FedEx matrix plan will cover Night Network. Tender and service commitments by delivery times will be tracked, measured, and reviewed for potential service improvements by the customer service and relationship team within PTM at FedEx.

1.5.3 Saturday Delivery – Day Network

Not applicable to Night Network.

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1.6 Boarding Priority

FedEx will adhere to Postal Service boarding priorities as we have done successfully on the Transportation Agreement since 2001.

In accordance with Postal Service priorities, FedEx will adhere to the boarding priority described in the following sections.

1.6.1 Boarding Priority – Day Network

Not applicable to Night Network.

1.6.2 Boarding Priority – Night Network

In the Night Network, FedEx will load accepted mail in the following mail boarding preference order:

1.	Express Mail

2.	All other classes of mail

Any repossession of mail by the Postal Service without exercising the rights outlined in this RFP under Repossession of Mail by the Postal Service will be determined by the Postal Service designee, depending on circumstances.

1.7 Frequency

FedEx will provide aviation supplier support to meet all Postal Service frequency of service requirements

The frequency of service for the Night Network is based on 5 days of Postal Service delivery, Monday through Friday. This provides approximately 254 operating days annually (255 in a leap year). Excluded holidays are discussed in section 1.14.5 in this proposal.

1.8 Mail Assignment and Transport – Day Network

Not applicable to Night Network

1.9 Mail Assignment and Transport – Night Network

Mail assignment and transport, the heart of the current Transportation Agreement, will also be the core of the new CAN contract and will continue to be a focus for feedback and improvement,

FedEx will prepare and deliver flight schedules to the Postal Service at least 30 days in advance of the first day of the operating period. These schedules are developed by PTM and are part of the Network Operating Plan as operational documents that convert the plan into action. After receipt of flight schedules, the Postal Service will create dispatch routing instructions based on FedEx flight schedules that subsequently are shown on the Postal Service D&R tag.

Mail Assignment and Transport Process – Night Network defines how the Postal Service will give FedEx tendered mail and illustrates the steps required in the planning process for assignment and transport, as shown in Figure 1-12.

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Figure 1-12. Mail Assignment and Transport Process

This process, jointly developed by the Postal Service and FedEx, facilitates on-time delivery.

Once flight schedules and dispatch routing instructions have been exchanged, the Postal Service will show the routing on D&R tags and deliver not less than 75% of total volume assigned to the Night Network outbound flights per the time listed in Attachment 12. The Postal Service will then provide the remaining 25% of total volume at the time specified by location in Attachment 12. “All Mail Due FedEx Time” is outlined in Attachment 12 and is the time that the last piece of mail tendered must be in FedEx’s hands.

1.10 Aviation Provider Planned Accommodation – Day Network

Not applicable to Night Network.

1.11 Aviation Provider Planned Accommodation – Night Network

Flexibility to handle additional volume required by the Postal Service is part of our commitment to providing the most dependable, reliable, and customer-focused service.

FedEx will accept up to 120% of planned capacity in the Night Network for each origin daily. Should tendered mail exceed 120% of planned capacity, FedEx has the option to refuse the excess; however, throughout the current relationship, FedEx frequently has handled volumes tendered by the Postal Service in excess of the guarantee. Such flexibility is part of our commitment to providing the most dependable, reliable and customer-focused service to the Postal Service.

1.12 Treatment of Exceptional Types of Mail

Over the past 6 years, FedEx has integrated the special handling requirements associated with the increasing amounts of exceptional types of mail into our normal daily operations.

Since 2006, the volume of exceptional mail types, including lives, perishables, and HAZMAT, has increased continuously. FedEx provides rigorous training in the handling of exceptional types of mail as part of the training for new employees and annual refresher training.

1.12.1 Treatment of Live Mail

For live mail handling, FedEx will continue to use a multi-step process that covers all aspects of receipt, verification of live mail viability, inspection, scanning, loading, and unloading of both perishable and live mail. The FedEx guidelines include all requirements outlined in the Postal Service Domestic Mail Manual 601, Subsection 9.3.

Prior to contract award, as specified in the Statement of Work, FedEx and the Postal Service will negotiate an attachment that lays out the specifics of transportation of perishable and live mail. Because FedEx has been handling these exceptional types of mail for six years, we expect minimal issues.

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1.12.2 Treatment of Perishables

Perishable mail is treated in the same manner as that described in Section 1.12.1.

1.12.3 Treatment of Registered Mail

To accurately track each piece of Registered Mail, FedEx will provide the Postal Service with the following information:

•	Aircraft number

•	Aircraft compartment location

•	Actual flight departure time

•	Any accident or irregularities

•	D&R tags indicating final destination air stop.

FedEx will send an email alerting the Postal Service of Registered Mail that has failed to make its planned dispatch; we will then await instructions from the Postal Service.

1.12.4 Treatment of Hazardous Material (HAZMAT)

FedEx follows and will continue to follow all applicable Federal, state, and local laws and regulations, including, but not limited to, OSHA and FAA rules and regulations in the handling of HAZMAT. We provide extensive training to certify Dangerous Goods Specialists to ensure that all Postal Service HAZMAT will be handled in accordance with regulatory requirements. FedEx personnel take annual refresher training on the handling of HAZMAT, which means that all FedEx personnel have up-to-date information on any changes to procedures or policies as well as the review of current procedures. FedEx will comply with all Postal Service requirements for the tagging and treatment of HAZMAT as follows:

•	Tagging of hazardous materials

•	ORM-D Air is for air and surface transport; ORM-D is for surface transport only.

•

Division Class 6.2 is permitted only for medical/veterinary use, research or laboratory certification for public health. The shipper must pack these goods to withstand shocks, pressure changes, and other handling conditions.

•

Division Class 9 is for miscellaneous materials presenting hazards during transport (solid dry ice, elevated temperature substances, environmentally hazardous substances, lifesaving appliances, asbestos).

•	Hazardous and Dangerous Goods and all other hazardous material.

•	Assignment of hazardous materials

•	Must be tendered at least 2 hours prior to final tender time of flight.

•	There is no surcharge.

•	Manifest copy and items must be handed to a FedEx representative 2 hours prior to closeout time of flight.

•

Verification of postal manifest includes checking the number of pieces, weight, inclusion of appropriate shipper’s certification in aircraft load manifest, and completeness of pilot notification paperwork.

•	Documentation of refusal to handle HAZMAT includes name, address of mailer and FedEx location, type and amount of HAZMAT, and reason for refusal.

•	Procedures for HAZMAT spills, releases, incidents, and emergencies. In the 12 years that FedEx has worked with the Postal Service, there have been NO exceptions to these procedures:

•	While the HAZMAT is in the possession of FedEx, but not onboard aircraft, damaged HAZMAT items must not be loaded.

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•	For items causing injury, illness, significant property damage, or disruption of operations, FedEx will complete PS Form 1770 and submit to the Postal Service.

•

If there is an incident while onboard aircraft, FedEx must complete DOT Form F 5800.1. Within 24 hours, a copy of the form must be sent to the COR. Such incidents include HAZMAT cargo spills that come into contact with mail.

1.13 Offshore Capacity Requirement – Day Network

Not applicable to Night Network.

1.14 Volume Commitment – General Information

Throughout the 12-year Transportation Agreement relationship, FedEx has generally had sufficient capacity to handle whatever volume the Postal Service required.

FedEx will continue our 12-year record of successfully supporting the Postal Service’s dynamic volume requirements and of meeting service level agreements (SLAs) for aviation services. Our knowledge and understanding of the Postal Service mission, operations, culture, and technology provides a non-disruptive, no-risk option for the Postal Service – no learning curve, no initial training for existing employees, no changes in processes. Essentially, all activities will continue in the manner that the Postal Service has enjoyed since the beginning of the strategic alliance with FedEx.

FedEx has the fleet, pilots, facilities, and support staff – including [ * ] A&P-certified aircraft mechanics – to immediately support future Postal Service volume schedules and forecasts. From Day 1 of the new contract, FedEx can handle any Postal Service volume based on historical volumes. Figure 1-13 is a 1-day sample from a peak week in December 2011 that clearly shows our ability to support Postal Service volume schedules and forecasts.

Figure 1-13. Daily Volume Commitment Versus Actual Volume

	[	* ]
	[	* ]
[ * ]	[	* ]	[	* ]
[ * ]	[	* ]	[	* ]

1.14.1 Volume Commitment – Contract Volume Minimum – Day Network

Not applicable to Night Network.

1.14.2 Operating Period Volume Minimum – Day Network

Not applicable to Night Network.

1.14.3 Aviation Supplier Performs THS Operation

Not applicable to Night Network.

1.14.4 Operating Period Volume Minimum – Night Network

Although there are no volume minimums for the Night Network, FedEx will accept direct tender of night volume from the Postal Service, and the Postal Service will accept direct tender from FedEx, to satisfy the requirement for the aviation supplier to provide THS functions on the Night Network.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.14.5 Volume Commitment – Holiday – Day Network

Not applicable to Night Network.

1.14.6 Volume Commitment – Holiday – Night Network

On holidays, Night Network mail will be dealt with in accordance with the requirements of the solicitation. Holidays are shown in Figure 1-14.

The widely observed holidays will not be included in the Operating Period Volume Minimum calculation. The non-widely observed holidays will be included at a 50% volume level in the Operating Period Volume Minimum calculation.

• New Year’s Day* • Martin Luther King Day • Presidents Day • Memorial Day* • Independence Day*	• Labor Day* • Columbus Day • Veterans Day • Thanksgiving* • Christmas*
Figure 1-14. Holidays Included in the Solicitation The asterisks indicate widely observed holidays.

1.15 Operating Periods

FedEx will plan and operate the Night Network in accordance with Attachment 1, Postal Service Operating Periods. Because FedEx has been providing services for 12 years based on Transportation Agreement operating periods very similar to those specified in Attachment 1, the transition to the new contract will be virtually risk-free and indistinguishable to the Postal Service. FedEx will provide to the Postal Service our monthly operating plan 30 days before the beginning of the operating period, and will specify the specific type of airline ULD per origin/destination, and destination of airline ULD – mixed (to be sorted at hub) in those locations that are not loose loaded.

1.16 Ordering Process – Introduction

FedEx will use the proven ordering process used successfully under the current Transportation Agreement to meet Postal Service peak and non-peak volume requirements.

The Postal Service process for ordering air transportation for mail to and from destinations in the contiguous 48 states and Alaska, Hawaii, Puerto Rico, and the Virgin Islands is provided at Day 120 for non-peak periods and Day 150 for peak periods.

Because the current ordering process is very similar to that outlined in the ACN statement of work (SOW), FedEx has already demonstrated the ability to work within the specified timeframes. Careful planning means that mail tendered to FedEx will arrive on time at the proper service point, thus maintaining the Postal Service’s historical record for quality service.

1.16.1 Ordering Process – Non-Peak – Day Network

Not applicable to Night Network.

1.16.2 Ordering Process – Non-Peak – Night Network

The non-peak Night Network process will begin with the Postal Service providing FedEx a request for mail volumes that delineates each lane pair (origin and destination) Monday through Friday for the average day. Volumes by lane pair will be specified by weight. Figure 1-15 provides further details of this process.

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Figure 1-15. Ordering Process – Non-Peak Night Network

Detailed planning and coordination with the Postal Service ensures that FedEx will meet contract delivery schedules.

1.16.3 Ordering Process – Peak – Day Network

Not applicable to Night Network.

1.16.4 Ordering Process – Peak – Night Network

The 4 or 5 weeks that make up each peak operating period include Christmas week so that the requested volume capacity is sufficient to meet Postal Service volume requirements for holiday mail delivery. Both non-peak and peak volume forecasting specify individual origin and destination lane pairs and are expressed in pounds.

The ordering process for peak Night Network is illustrated in Figure 1-16. FedEx and the Postal Service have established and improved both peak and non-peak ordering processes over our 12-year relationship. This alliance has fostered a very effective continuous improvement environment that identifies areas for positive change and implements the changes.

Figure 1-16. Ordering Process – Peak Night Network

Detailed planning and coordination with the Postal Service ensures that FedEx will meet contract delivery schedules and volumes.

1.17 Electronic Data Interchange (EDI) Including Scanning and Data Transmission

FedEx has the infrastructure and experience with EDI to provide the Postal Service with a low-risk solution for rapid transmission of high-volume data streams.

FedEx will transmit and receive status and operational data according to the EDI standards as required in the solicitation, Attachment 7, Electronic Data Interchange Service Requirements. Additionally, we will transmit payment information using the Attachment 7 standards for financial data. We will use the standards shown in Figure 1-17 for transactions of volume and relevant scans with the Postal Service.

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Figure 1-17. Postal Service–Accepted EDI Standards for Scanning and Data Transmissions

FedEx will use these EDI standards for status and operational data as well as for payment information transmission with the Postal Service.

Standard	Purpose
CARDIT	To convey detailed information about domestic shipments.

RESDIT	To receive status information at the handling unit level for domestic mail shipments.

INVOIC ADV	Message claiming payment for goods and services supplied under agreed-upon conditions; also serves as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide invoice advice to its transport providers of the items, which comprise amounts payable for transportation services.

CLAIMS	Message claiming payment for goods and services supplied under agreed-upon conditions; also serves as specification for Debit Note and Credit Note messages. Postal Service implementation is to provide mechanism for its transport providers to report claims for the mail handling items which comprise amounts payable for transportation services.

EDI based on the UN/EDIFACT format is ideal technology for the high volume of transactions that will be processed, based on contract requirements. FedEx owns the world’s largest private digitized, value-added network (VAN) for business-to-business data exchange, FedExNet®, which allows us to easily accommodate large data streams. We have successfully used the FedExNet® VAN for the Postal Service since 2001 to transmit and receive operational and status data, as well as payment data. We are very familiar with the Attachment 7 EDI requirements and standards, as we have used CARDIT and RESDIT protocols extensively since 2005 for international postal customers.

The status and operational data, as well as payment data, will be transmitted over the VAN as shown in Figure 1-18. Primary files on the FedEx side reside in the Scanning Database, which stores and transmits scans and service files (shown as SRS, Summary Reporting System) and the PSALMS Revenue Database, which stores invoice and reconciliation files (shown as REV). With EDI, the Postal Service will receive the invoice and reconciliation data from FedEx via a secure mailbox on FedExNet®.

Figure 1-18. Postal Service-FedEx EDI Network Highlights

FedEx has the experience and infrastructure to fully execute Postal Service–accepted EDI standards.

Scanning and Data Transmission

FedEx will perform all scans in accordance with the solicitation scan requirements. A summary of the scans that we will perform is provided in Section 1.19. We will transmit the required data elements within 2 hours of a reportable event. Available data will be transmitted at 15 minute intervals in the appropriate EDI format.

1.17.1 Surface Visibility Scanning

Not applicable to Night Network.

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1.18 Reports (See Section 1.3.16)

FedEx will continue to provide all required and requested reports over the life of the ACN contract.

In Section 1.3.16 of this volume, we list the RFP-required reports and other, suggested reports that are useful for monitoring performance on this contract and that provide input for future volume and schedule planning.

1.19 Performance Requirements and Measurement

The knowledge and understanding FedEx has of Postal Service processes will enable us to meet or exceed your service performance requirements.

FedEx will comply with the solicitation, meeting the delivery performance requirements during an operating period on a lane-by-lane basis, of:

•	Night Network: [ * ]%

•	Peak operating period: [ * ]% for the Day and Night Networks.

As presented in Section 1.17, we will perform all required scans to provide baseline operational, status, and invoice data to the Postal Service.

At Origin:

•	Possession of ULD and handling units (D&R)

•	Load scan connecting ULD to aircraft or truck.

At Hub:

•	Hub sort scan handling units (D&R)

•	Nest scan connecting handling unit to ULD

•	Load scan connecting ULD to aircraft or truck

In Transit (when applicable):

•	Transfer scans on all intermodal movement, specifically where handling units and /or air containers are transferred from an air segment to a surface option

•	Transfer scans on all transfers to feeder options, specifically where handling units and /or air containers are transferred from an air segment to another air segment.

At Destination:

   •     Delivery scans of ULDs and handling units.

Performance measurement will be based on the FedEx delivery scan at the correct destination. Representative ULDs in our fleet are shown in Figure 1-19.

Figure 1-19. Representative ULDs

As stated earlier, operational data will be transmitted by EDI between the Postal Service and FedEx. Payment calculation for delivery performance is based on a lane-level basis.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.20 Reduction of Payment

The FedEx commitment to the Postal Service, as shown by our high level of service over the past 12 years, demonstrates our ability to achieve desired service levels and minimize payment penalties.

FedEx will comply with the reductions in payment as specified in the solicitation. There is no penalty for handling units meeting delivery performance standards during an operating period on a lane-by-lane basis of:

•	≥ [ * ] for Night Network

•	≥ [ * ] for peak operating period.

Reductions in transportation payment for handling units delivered late are shown in Figure 1-20.

Figure 1-20. Parameters for Reduction of Payment

FedEx fully accepts the requirements as stated in the solicitation.

Delivery Late	Reduction in Transportation Payment
> 0 min and < 30 min	[	* ]
≥ 30 min and ≤ 60 min	[	* ]
> 60 min	[	* ]

1.21 Performance Management

Quarterly performance reviews with the Postal Service will provide visibility of contract performance and will improve and enhance communications between the Postal Service and FedEx.

FedEx will meet with the Postal Service every quarter, at a minimum, to discuss performance management as stated in the solicitation. FedEx will submit a list of potential topics for Postal Service consideration and a list of FedEx personnel planning to attend. The minutes of the meeting will be shared between the parties. The following items will be included on the agenda:

a.	Cost Control: Cost control measures being implemented and results

b.	Holiday Operations and Planning: Status of FedEx operations and planning for upcoming holidays

c.	Aviation Supplier Performance: Review of quarterly FedEx performance against contract requirements

d.	Peak Season Planning: Review of FedEx planning for upcoming peak season

e.	Quality: Review of quality initiatives, audits, and service delivery improvement efforts

f.	Ramp Operations: Discussion of ramp operations focused on areas for improvement

g.	Reconciliation of Irregularities: Presentation summary of reconciliation actions during the previous quarter

h.	Security: Review of security incidents during the previous quarter and FedEx initiatives to improve system-wide security

i.	Technology Issues: Review of technology issues and concerns in previous quarter and an update on technology initiatives and plans

j.	Tender and Delivery Hygiene: Report on the issues and collaboration to address the problems at the identified locations

k.	Volume Planning: Review of volume planning effectiveness in previous quarter and provision of recommendations to improve volume planning

l.	Other Pertinent Topics: Presentation and review of other topics as necessary.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1.22 Payment Procedures

The basis of all payments is the scanned information that we will transmit promptly to ensure accurate and complete invoicing and payments.

In this section we present details of payment procedures, including:

•	Rates and Payment General

•	Payment Processing – Night Network – Per Pound.

1.22.1 Rates and Payment General

The basis of all rates and payments is the scans, beginning with the possession/load scan and ending with the delivery scan at the completion of the FedEx delivery to the Postal Service. FedEx understands that if the delivery scan is not submitted or is not at the correct location, there will be no payment. FedEx team members take great care in handling our customers’ packages. Postal Service shipments enter our sorting system at specific times, are scanned, and then secured in the appropriate containers, trailers, or aircraft.

The FedEx payment process includes electronic remittance advice and electronic funds transfer (EFT) to reduce much of the cost and paperwork involved in issuing payments. Both of these tools reduce check processing costs, while ensuring quick and accurate application of payment. Remittance advice file processing is automatically included with the EDI invoices.

1.22.1.1 Scan Requirements

FedEx will comply with all scanning and data transmission requirements as stated in the solicitation. FedEx leads the transportation industry in scanning and tracking technology. Packages are scanned during our pickup, sort, and delivery processes by handlers and by automated overhead scanners and scanning systems. Scanning enables FedEx and the Postal Service to observe the movement of packages electronically from pickup to delivery for an added level of security and end-to-end tracking of the mail. Using a variety of wireless data collection devices such as PScan and PowerPad as shown in Figure 1-21, we scan D&R tags at each hand-off point, capturing a variety of shipment information, including:

• Dispatch and routing number • Origin/destination location information • Ship date	• Exception scans • Type of service • Proof of delivery.

Figure 1-21. Sample of Scanning Devices

FedEx has a variety of scanning devices strategically located to provide end-to-end tracking.

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1.22.1.2 Night Turn Scan Requirements

FedEx will comply with all night turn scan requirements and will perform the following scans:

At Origin:

•	Possession/load scan of ULDs and handling units (D&R tags)

At Destination:

•	Delivery scans of ULDs and handling units.

1.22.1.3 Day Turn Scan Requirements

Not applicable to Night Network.

1.22.2 Payment Processing – Day Network – Per Cube

Not applicable to Night Network.

1.22.2.1 Invoicing

Not applicable to Night Network.

1.22.2.2 Mail Tendered in ULDs

Not applicable to Night Network.

1.22.2.3 Mail Tendered from Surface Trucks

Not applicable to Night Network.

1.22.2.4 Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

Not applicable to Night Network.

1.22.2.5 Aviation Supplier Surface Transportation – Not Included in Transportation Payment

Not applicable to Night Network.

1.22.2.6 Economic Adjustment

Not applicable to Night Network.

1.22.2.7 Hub Sort Scan

Not applicable to Night Network.

1.22.2.8 Re-Labeling Charge

Not applicable to Night Network.

1.22.2.9 Fuel Adjustment

Not applicable to Night Network.

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United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

1.22.3 Payment Processing – Day Network – Per Pound

Not applicable to Night Network.

1.22.4 Payment Processing – Night Network – Per Pound

1.22.4.1 Invoicing

FedEx accepts the solicitation requirements for invoicing and payment for the Night Network based on pounds and completion of scans during the operating periods. We will include additional charges not covered by the automated payments system in our monthly invoices. FedEx will produce an invoice weekly, based on a service week that begins at 0000 hours Saturday and ends at 2359 on Friday. We will submit the invoice by noon on Wednesday in order to receive payments by Wednesday, 3 weeks following the receipt of the invoice.

1.22.4.2 Economic Adjustments

FedEx will comply with all requirements in the solicitation section on Economic Adjustments. Only the non-fuel line haul rate will be economically adjusted. We will use the economic adjustments in Attachment 10, Pricing.

1.22.4.3 Re-Labeling Charge

FedEx will comply with all requirements and will accept all statements in the solicitation for this section. FedEx understands that the Postal Service will pay an additional charge for replacing a D&R tag that is missing or becomes illegible. The Postal Service will provide equipment to FedEx to perform this function.

Re-labeling is an example of our commitment to the Postal Service. In 2002, the Postal Service approached FedEx requesting that we take over the re-labeling function at the Memphis hub. From the time we assumed responsibility for this area, most if not all pieces move out the same day that they arrive at the sort. FedEx re-labels approximately [ * ] pieces per day on a non-contingency day. Approximately [*] times per month, the Postal Service declares a contingency (meaning its SAMS equipment is down in the local market) and the unlabeled handling units are sent to the Memphis hub, where FedEx labels the mail. In these situations, we label between [ * ] and [ * ] handling units of mail and introduce them back into the network, thereby allowing the Postal Service to accomplish mail delivery service to its customers.

1.23 Reconciliation Process

FedEx will work collaboratively with the Postal Service to reconcile and resolve all payment issues as expeditiously as possible.

FedEx will comply with the requirements in the solicitation section entitled Reconciliation Process. The Postal Service Revenue Team and the FedEx Revenue Team have worked together since 2001 to refine many different reconciliation items. Through constant diligence in monitoring the revenue stream for anomalies, we have collaboratively developed the current reconciliation process. With this knowledge and experience with the Postal Service reconciliation process, FedEx will continue to review and refine the reconciliation process to support the Postal Service’s reconciliation requirements and process on the ACN contract.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

1.24 Mode of Transportation to Service Each Air Stop – (Mail Assignment and Transport) as Identified in Tender and Delivery Specifications Listed in Attachment 3 and Attachment 4

As one of the most reliable, dependable, and largest air cargo carriers in the world, with a record of successfully supporting the Postal Service since 2001, we will be able to provide all modes of transportation to service each air stop on Day 1 of the ACN contract.

The mode of transportation to service each air stop will be provided in the Monthly Operating Plan, which provides the details for each operating period. We will tailor our plans, including modes of transportation, to Postal Service needs. The FedEx Express aircraft fleet is shown in Figure 1-22. In addition, FedEx has on-call arrangements to lease additional aircraft to handle peak volume and other contingencies.

Figure 1-22. FedEx Express Aircraft Fleet

FedEx has ample capacity to service each air stop.

FedEx Aircraft Fleet
Description	Owned	Leased	Total	Maximum Operational Revenue Payload (pounds per aircraft) (1)
Jet (Trunk) Aircraft
Airbus A300-600	35	36	71	85,600
Airbus A310-200	18	0	18	61,900
Airbus A310-300	17	0	17	67,500
Boeing B727-200	29	0	29	38,200
Boeing B757-200	60	0	60	45,800
Boeing 767-300F(2)	0	0	0	98,856
Boeing B777F	22	0	22	178,000
McDonnell Douglas MD10-10	52	0	52	108,700
McDonnell Douglas MD10-30	12	5	17	114,200
McDonnell Douglas MD11	38	26	64	164,200
Non-Jet (Feeder) Aircraft
ATR 42-300/320	26	0	26	10,880
ATR 72-202/212	21	0	21	14,660
Cessna 208B	237	0	237	2,500
Total All Aircraft	567	67	634

1	Maximum Operational revenue payload is the lesser of the net volume-limited payload and the net maximum structural payload.
2	This aircraft model will be introduced in 2013 and is included here to show the contribution over the life of the contract.

In addition to our aircraft, FedEx Express operates approximately 52,400 ground transport vehicles, including pickup and delivery vans, larger trucks called container transport vehicles, and over-the-road tractors and trailers. These vehicles are strategically located at service points across the network to support volumes and service delivery requirements and are repositioned to meet mail service delivery schedules.

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United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

1.25 Other Components of the Statement of Work Not Previously Discussed

This section presents components of this solicitation which are not discussed earlier or are referenced in Volume 1. We have added this subsection for easier cross-reference.

1.25.1 Service Points

FedEx currently serves all locations in the Night Network via our extensive U.S. network using five air cargo hubs. Beginning on Day 1, FedEx can furnish all services to all locations specified in the solicitation in Attachments 3 and 4. Because we are the world’s largest air cargo carrier and have successfully performed on this contract for the last 12 years, we are uniquely qualified to provide uninterrupted service to the Postal Service through our infrastructure, support facilities, and continuity of staff.

1.25.2 Management Plan

Our Management Plan details are fully presented in Volume 1, Section 3.0. Since the solicitation calls for a full response for all SOW elements, we have added this reference to facilitate evaluation and use during the contract period.

1.25.3 Repossession of Mail by the Postal Service

FedEx will fully comply with the solicitation requirement to provide repossession of mail by the Postal Service in the event that the Postal Service requires mail to be returned. We will actively work with local Postal Service agents or representatives to expeditiously return the mail.

1.25.4 Local Agreements

In accordance with the solicitation, no local agreements, informal agreements, or working agreements made without appropriate binding authority will bind or obligate the Postal Service or FedEx.

1.25.5 Operating Periods

The FedEx response fully addresses all activities in the operating periods, including planning, transport operations, and payments. We will offer the full range of services throughout the entire life of the contract.

1.25.6 Incentive Plan

FedEx is committed to achieving the service level agreements for mail delivery required by the ACN contract. Additionally, we will work collaboratively with the Postal Service after contract award to establish an incentive plan to improve our overall mail delivery performance rating, with the goal of achieving to achieve [ * ]% in Year 3 starting in October 2015, and [ * ]% in Year 5 beginning in October 2017, for the Non-Peak Day Network. Our approach will build on our record of outstanding mail delivery performance for the Postal Service over the past 12 years.

1.25.7 Sustainability

Sustainability requirements are addressed in Volume 1, Section 6.0.

1.25.8 Security

Security requirements are addressed in Volume 1, Section 5.0.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

2.0 Contingency Plan

[ * ]

2.1 Aircraft Mechanical Delays or Cancellations

[ * ]

2.2 A Breakdown of Any Maintenance Support or Ground Handling Equipment and Duties at Any Question

[ * ]

2.3 Delays, Cancellations, or Aircraft Weight Limitations Caused by Weather Conditions

[ * ]

2.4 Airport Closings per FAA

[ * ]

2.5 Labor Disruptions Including, But Not Limited to, Walkouts or Strikes

[ * ]

2.6 Staffing Shortages Relating to Medical or Other Emergencies

[ * ]

2.7 Delays Caused by Environmental Issues Such as Fuel Spills, Chemical Spills, or Other HAZMAT

[ * ]

2.8 Other Conditions That May Affect On-Time Performance

In addition to the contingency conditions addressed in Section 2 of this proposal, FedEx knows that there are a multitude of additional situations, from snow to volcanoes to typhoons that have the potential to impact our aviation network and our support for the Postal Service. In all cases, GOCC, in close collaboration with PTM, anticipates contingency events, assesses possible impacts, tailors and implements contingency plans, performs all required actions, and manages the contingency situation through to closure. FedEx’s primary objective in dealing with contingencies is to ensure that we continue to provide all required mail delivery services according to Postal Service contract schedules.

2.9 Training of Employees on Contingency Plan

Contingencies, from blizzards to hurricanes to floods, are a way of life for FedEx employees. Our staff has to be prepared at any given moment to respond to contingencies, implement proven plans, and continue service to our customers. Our employees, from the GOCC contingency planners and managers, to the PTM management team, to the ramp staff at each FedEx airport location, are trained to deal with events

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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United States Postal Service Air Cargo Network Volume 2B - 100% of the Night Network November 6, 2012

and circumstances beyond their immediate control. FedEx employees receive initial and annual recurrence training for contingency plans and response actions for each FedEx airport location. They receive additional training when contingency plans are revised or local procedures are updated. Training records are maintained in employee personnel files and include training received, test scores, and certifications.

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United States Postal Service

Air Cargo Network

Volume 3A – 100% of the Day Network (Required)

Solicitation Number: 5A-12-A-0024

November 6, 2012

Issued By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P650

Washington DC 20260-0650

This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service – in whole or in part – for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of – or in connection with – the submission of such data, the Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service’s right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in all sheets as marked.

United States Postal Service Air Cargo Network Volume 3A November 6, 2012

1.0	SIGNED PS FORM 8203	1

2.0	COMPLETED ATTACHMENT 10: PRICING	2

3.0	REPRESENTATIONS AND CERTIFICATIONS	21

4.0	CERTIFICATION OF PROVISION 4-10	25

5.0	COMPLETED PROVISION 9-1	26

6.0	PROVISION 4-2 COMPLIANCE MATRIX	27

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3.0 Representations and Certifications

PROVISION 4-3 REPRESENTATIONS AND CERTIFICATIONS (MARCH 2006) (4.2.2)

a.	Type of Business Organization. The offeror, by checking the applicable blocks, represents that it:

(1)	Operates as:

☒	a corporation incorporated under the laws of the state of Delaware;

☐	an individual;

☐	a partnership;

☐	a joint venture;

☐	a limited liability company

☐	a nonprofit organization, or;

☐	an educational institution; and

(2)	Is (check all that apply)

☐	a small business concern;

☐	a minority business

☐	Black American

☐	Hispanic American

☐	Native American

☐	Asian American

☐	a woman-owned business;

☐	an educational or other nonprofit organization, or

☒	none of the above entities.

(3)	Small Business Concern. A small business concern for the purposes of Postal Service purchasing means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

(4)	Minority Business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, or Asian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchea (Cambodian), Taiwanese, in the U.S. Trust Territories of the Pacific Islands or in the Indian subcontinent.)

(5)	Woman-owned Business. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.

(6)	Educational or Other Nonprofit Organization. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual.

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b. Parent Company and Taxpayer Identification Number.

(1)	A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

(2)	Enter the offeror’s Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror’s Social Security number or other Employee Identification Number used on the offeror’s Quarterly Federal Tax Return, U.S. Treasury Form 941. Offeror’s TIN 71-0427007

(3)	Check this block if the offeror is owned or controlled by a parent company: ☒

(4)	If the block above is checked, provide the following information about the parent company:

Parent Company’s Name: FedEx Corporation

Parent Company’s Main Office:

Address:

No. and Street: 942 Shady Grove Road

City: Memphis            State: Tennessee            Zip Code: 38120

Parent Company’s TIN: 62-1721435

(5)	If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

Name of Common Parent: FedEx Corporation

Common Parent’s TIN: 62-1721435

c.	Certificate of Independent Price Determination.

(1)	By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:

(a)	The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to the prices with any other offeror or with any competitor;

(b)	Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the offeror before award of a contract, directly or indirectly to any other offeror or to any competitor; and

(c)	No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

(2)	Each person signing this proposal certifies that:

(a)	He or she is the person in the offeror’s organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or

(b)	He or she is not the person in the offeror’s organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above, and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph a above.

(3)	Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

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d.	Certification of Nonsegregated Facilities.

(1)	By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

(2)	As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment area, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

(3)	The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):

Notice: A certification of nonsegregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

e.	Certification Regarding Debarment, Proposed Debarment, and Other Matters (This certification must be completed with respect to any offer with a value of $100,000 or more.)

(1)	The offeror certifies, to the best of its knowledge and belief, that it or any of its principals

(a)	Are ☐ are not ☒ presently debarred or proposed for debarment, or declared ineligible for the award of contracts by any Federal, state, or local agency;

(b)	Have ☐ have not ☒, within the three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property;

(c)	Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (b) above;

(d)	Have ☐ have not ☒ within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in conjunction with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion or receiving stolen property; and

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(e)	Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (d) above.

(2)	The offeror has ☐ has not ☒, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal, state, or local agency.

(3)	“Principals,” for the purposes of this certification, means officers, directors, owners, partners, and other persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment, and similar positions).

(4)	The offeror must provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(5)	A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered as part of the evaluation of the offeror’s capability (see PM 2.1.9.c.3). The offeror’s failure to furnish a certification or provide additional information requested by the contracting officer will affect the capability evaluation.

(6)	Nothing contained in the foregoing may be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(7)	This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, Title 18, United States Code.

(8)	The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making the award. If it is later determined that the offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Postal Service, the Contracting Officer may terminate the contract resulting from this solicitation for default.

f.	Incorporation by Reference. If checked, the following provisions are incorporated in this solicitation:

(Contracting officer will check as appropriate.)

☐	(a) Provision 1-2, Domestic Source Certificate—Supplies

☐	(b) Provision 1-3, Domestic Source Certificate—Construction Materials

☐	(c) Provision 9-1, Equal Opportunity Affirmative Action Program

☐	(d) Provision 9-2, Preaward Equal Opportunity Compliance Review

☐	(e) Provision 9-3, Notice of Requirements for Equal Opportunity Affirmative Action

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4.0 Certification of Provision 4-10

FedEx will comply with the policies delineated in Handbook AS-805, Information Security, and processes defined in Handbook AS-805-A, Application Information Security Assurance (ISA) Process.

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5.0 Completed Provision 9-1

Provision 9-1: Equal Opportunity Affirmative Action Program (March 2006)

FedEx, represents that it

1. X has developed and has on file,      ~~has not developed and does not have on file~~, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and X has,      ~~has not~~ filed the required reports with the Joint Reporting Committee, or

2. N/A has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

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6.0 Provision 4-2 Compliance Matrix

Volume 1
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
1929	Supplier Eligibility	1	1.0	1	Y
1933	14 CFR Part 121 Air Carrier Certification	1	1.1	1	Y
1936	Flight Origins and Destinations (Attachments 2, 3, 4)	1	1.2	3	Y
1939	Transport of Live Animals (DMM 601.9.3)	1	1.3	3	Y
1942	Transport of Hazardous Material (DMM 601.10.0)	1	1.4	3	Y
1945	Transport of Perishables (DMM 601.9.0)	1	1.5	3	Y
1947	Scanning and Data Exchange (Attachment 7)	1	1.6	3	Y
1947	Dispatch and Routing Tags	1	1.6	3	Y
1948	EDI Compliance	1	1.6	3	Y
1952	Eligibility Status	1	1.7	4	Y
1956	Supplier Capability	1	2.0	5	Y
1961	Ability to Meet Required Delivery Schedule	1	2.1	6	Y
1965	Air Fleet Equipment Description	1	2.2	7	Y
1965	Age of Air Fleet	1	2.2.1	8	Y
1965	Fuel Efficiency of Air Fleet	1	2.2.2	8	Y
1965	Aircraft Modernization Plan	1	2.2.3	8	Y
1967	Ground Handling and Sorting Operations	1	2.3	9	Y
1969	Integrity and Business Ethics Record	1	2.4	10	Y
1971	Organization	1	2.5	11	Y
1971	Organization Structure	1	2.5.1	11	Y
1971	Experience	1	2.5.2	12	Y
1971	Accounting and Operational Controls	1	2.5.3	12	Y
1971	Technical Skills	1	2.5.4	12	Y
1972	Production and Property Controls	1	2.5.5	13	Y
1974	Financial Condition	1	2.6	13	Y
1977	Management Plan	1	3.0	14	Y
1978	Daily Operations Management Plan	1	3.1	14	Y
1981	Late Arriving Aircraft and Trucks (Originating and Destinating)	1	3.1.1	14	Y
1984	Early Arriving Aircraft and Trucks	1	3.1.2	14	Y
1985	Mail Arriving Out of Normal Sequence	1	3.1.3	14	Y
1986	Trucks Not On-Site for Dispatch	1	3.1.4	14	Y
1987	Inclement Weather During Operations	1	3.1.5	15	Y
1992	Protection of Mail During Inclement Weather	1	3.1.6	15	Y
1993	Labor Actions	1	3.1.7	15	Y
1994	Inadequate Staffing	1	3.1.8	16	Y
1995	Inability to Complete Loading	1	3.1.9	16	Y
1996	Overflow Mail	1	3.1.10	16	Y
1997	Less Mail Transportation Equipment (MTE) Than Required	1	3.1.11	16	Y
1998	Damaged/Non Airworthy Containers	1	3.1.12	16	Y
1999	Damaged Surface Containers	1	3.1.13	16	Y
2000	Damaged or Non-labeled Mail	1	3.1.14	17	Y

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Volume 1
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
2001	Plan and Schedule Changes	1	3.1.15	17	Y
2002	Loose Load Mail	1	3.1.16	17	Y
2003	HAZMAT- Acceptable and Non-acceptable Pieces	1	3.1.17	17	Y
2004	Handling and Staging of Live Animals	1	3.1.18	18	Y
2005	Assisting Aviation Supplier in Container Positioning	1	3.1.19	18	Y
2006	Assisting Aviation Supplier in Maintaining Open Lines of Communication	1	3.1.20	18	Y
2007	Supplies Maintenance	1	3.1.21	18	Y
2008	Power Losses	1	3.1.22	18	Y
2009	Natural Disasters	1	3.1.23	18	Y
2010	Equipment Breakdowns	1	3.1.24	19	Y
2011	Airport Closings	1	3.1.25	19	Y
2012	Air Traffic Control (ATC) Impact Mitigation Plan	1	3.1.26	19	Y
1979	Not Listed But of Equal Importance-Other Factors Impacting FedEx	1	3.1.27	20	Y
2014	Past Performance	1	4.0	22	Y
2019	Record of Conformance to Contract Requirements	1	4.1	23	Y
2021	Record of FedEx On-Time Performance	1	4.2	23	Y
2027	Established Productive Business Relations	1	4.3	24	Y
2027	Cooperation and Commitment to Customer Satisfaction	1	4.3.1	25	Y
2028	Governance and Code of Business Conduct and Ethics	1	4.3.2	25	Y
2032	Current or Recent Postal Service Contracts and On-Time Performance Rates	1	4.4	26	Y
2034	Non-Postal Contracts of Similar Size, Scope, and Nature as in this Solicitation	1	4.5	27	Y
2037	Security Plan	1	5.0	30	Y
2038	Establish Coordination	1	5.1	30	Y
2038	Implementation, Administration, and Maintenance Activities	1	5.2	31	Y
2040	Conformance with Federal Aviation Administration (FAA), Transportation Security Administration (TSA), and Local Airport Authority	1	5.3	33	Y
2042	Protection and Safeguard of U.S. Mails	1	5.4	33	Y
2043	Personnel Screening Procedures	1	5.5	34	Y
2043	Personnel Security Training	1	5.6	34	Y
2044	Security Breach Procedures	1	5.7	34	Y
2046	Sustainability Plan	1	6.0	35	Y
2047	Environmental Initiatives	1	6.1	35	Y
2049	Collaborative Efforts with Postal Service	1	6.1.1	35	Y
2048	Current Sustainability Initiatives and Metrics	1	6.2	35	Y
2047	Attachment – FedEx Sustainability Report 2011 (Environment & Efficiency)	1			Y
2052	Subcontracting Plan	1	7.0	40	Y

SN#: 5A-12-A-0024	28
Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

United States Postal Service Air Cargo Network Volume 3A November 6, 2012

Volume 2A
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
2064	Day Network Operating Plan	2	1.0	1	Y
2074	Tender and Delivery Times by Air Stop (Service Points)	2	1.1	5	Y
2078	Operational Components of the Statement of Work	2	1.2	5	Y
2079	Services Provided	2	1.3	6	Y
2080	Coordination and Oversight of FedEx Operations	2	1.3.1	7	Y
2082	Performance of Facility Support and Administrative Functions	2	1.3.2	8	Y
2084	Monitor Performance	2	1.3.3	8	Y
2085	Provide Feedback to the Postal Service	2	1.3.4	9	Y
2086	Ensure the Integrity of Data Entry	2	1.3.5	9	Y
2087	Coordinate the Exchange of Information	2	1.3.6	9	Y
2088	Provide Notification of Changes or Anticipated Changes in Services Provided (Including Subcontractors) to the Postal Service	2	1.3.7	11	Y
2090	Provide the Correct Type and Quantity of Equipment (Other than Postal MTE) Necessary to Support the Service Requirements of this Contract	2	1.3.8	11	Y
2092	Assist in Unloading or Loading ULDs to or from Surface Transportation	2	1.3.9	11	Y
2093	Scan material Handling Units (required) or Postal MTE (if required)	2	1.3.10	11	Y
2094	Process Mail for Dispatch from the Aviation Supplier’s Facility to the Postal Service Facility	2	1.3.11	12	Y
2096	Close-out, receive, and dispatch all surface vehicles	2	1.3.12	12	Y
2097	Handle Overflow Volumes per Postal Service General Directions	2	1.3.13	12	Y
2098	Cooperate With All Aviation Suppliers in the Transportation Service Chain	2	1.3.14	12	Y
2099	Enter Data Timely and Accurately	2	1.3.15	12	Y
2100	Prepare Required Reports	2	1.3.16	13	Y
768	Daily Mail Condition Report	2	1.3.16.1	13	Y
776	Operational Condition Reports	2	1.3.16.2	13	Y
791	Dimensional Weight Reports	2	1.3.16.3	13	Y
2101	Perform verification of Security Seals on Surface Transportation	2	1.3.17	13	Y
2102	Ensure the security of all mail	2	1.3.18	14	Y
2104	Designation (i.e. Aviation supplier Provided or Postal Provided) and description of Terminal Handling Services	2	1.4	14	Y
2106	Delivery and Specific Delivery Instructions	2	1.5	14	Y
297	Delivery—Day Network	2	1.5.1	14	Y
311	Delivery—Night Network	2	1.5.2	15	Y
320	Saturday Delivery—Day Network	2	1.5.3	15	Y
2107	Boarding Priority	2	1.6	15	Y
362	Boarding Priority—Day Network	2	1.6.1	15	Y
383	Boarding Priority—Night Network	2	1.6.2	15	Y

SN#: 5A-12-A-0024	29
Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

United States Postal Service Air Cargo Network Volume 3A November 6, 2012

Volume 2A
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
2108/114	Frequency	2	1.7	15	Y
2109/126	Mail Assignment and Transport—Day Network	2	1.8	16	Y
2109/138	Mail Assignment and Transport—Night Network	2	1.9	16	Y
2110/261	Aviation Supplier Planned Accommodation—Day Network	2	1.10	16	Y
2110/279	Aviation Supplier Planned Accommodation—Night Network	2	1.11	16	Y
2111/395	Treatment of Exceptional Types of Mail	2	1.12	16	Y
2112/477	Live Mail	2	1.12.1	17	Y
2113/477	Perishable Mail	2	1.12.2	17	Y
2114/490	Registered Mail	2	1.12.3	17	Y
2115/396/435	HAZMAT	2	1.12.4	17	Y
2117/507	Offshore Capacity Requirements—Day Network	2	1.13	18	Y
530	Volume Commitment—General Information	2	1.14	18	Y
561	Volume Commitment—Contract Volume Minimum—Day Network	2	1.14.1	19	Y
571/572	Operating Period Volume Minimum—Day Network (Postal Service Performs THS Operation)	2	1.14.2	19	Y
571/583	Operating Period Volume Minimum—Day Network (Aviation Supplier Performs THS Operation)	2	1.14.3	19	Y
595	Operating Period Volume Minimum—Night Network	2	1.14.4	19	Y
607	Volume Commitment—Holiday—Day Network	2	1.14.5	19	Y
634	Volume Commitment—Holiday—Night Network	2	1.14.6	19	Y
655	Operating Periods	2	1.15	20	Y
2118	Ordering process	2	1.16	20	Y
2120/661	Ordering Process—Non-Peak—Day Network	2	1.16.1	20	Y
2120/689	Ordering Process—Non-Peak—Night Network	2	1.16.2	20	Y
2119/707	Ordering Process—Peak—Day Network	2	1.16.3	21	Y
2119/739	Ordering Process—Peak—Night Network	2	1.16.4	21	Y
2122/761/798	Electronic Data Interchange (EDI) to Include Scanning and Data Transmission	2	1.17	21	Y
865	Surface Visibility Scanning	2	1.17.1	22	Y
2123	Reports (See Section 1.3.16)	2	1.18	22	Y
2124/883	Performance Requirements and Measurement	2	1.19	22	Y
936	Reduction of Payment	2	1.20	23	Y
957	Performance Management: a. Cost Control; b. Holiday Operations and Planning; c. Aviation Supplier Performance; d. Peak season Planning; e. Quality; f. Ramp Operations; g. Reconciliation of Irregularities; h. Security; i. Technology Issues; j. Tender and Delivery Hygiene; k. Volume Planning; l. Other Pertinent Topics.	2	1.21	24	Y
1251	Payment Procedures	2	1.22	24	Y
1253	Rates and Payment General	2	1.22.1	24	Y
1263	Scan Requirements	2	1.22.1.1	25	Y
1266	Night Turn Scan Requirements	2	1.22.1.2	25	Y
1271	Day Turn Scan Requirements	2	1.22.1.3	25	Y

SN#: 5A-12-A-0024	30
Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

United States Postal Service Air Cargo Network Volume 3A November 6, 2012

Volume 2A
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
1325	Payment Processing—Day Network—Per Cube	2	1.22.2	25	Y
1327	Invoicing	2	1.22.2.1	25	Y
1331	Mail Tendered in ULDs	2	1.22.2.2	25	Y
1358	Mail Tendered from Surface Trucks	2	1.22.2.3	25	Y
1363	Mail Tendered from Ad hoc Trucks into the Aviation Supplier Hub	2	1.22.2.4	26	Y
1369	Aviation Supplier Surface Transportation—Not included in Transportation Payment	2	1.22.2.5	26	Y
1374	Economic Adjustment	2	1.22.2.6	26	Y
1380	Hub Sort Scan	2	1.22.2.7	26	Y
1389	Re-Labeling Charge	2	1.22.2.8	26	Y
1410	Fuel Adjustment	2	1.22.2.9	26	Y
1444	Payment Processing—Day Network—Per Pound	2	1.22.3	26	Y
1525	Payment Processing—Night Network—Per Pound	2	1.22.4	26	Y
1527	Invoicing	2	1.22.4.1	27	Y
1534	Economic Adjustments	2	1.22.4.2	27	Y
1540	Re-Labeling Charge	2	1.22.4.3	27	Y
1566	Reconciliation Process	2	1.23	27	Y
2126	Mode of Transportation to Service Each Air Stop—(Mail Assignment and Transport) as Identified in Tender and Delivery Specifications Listed in Atch 3 and Atch 4	2	1.24	27	Y
2078	Other Components of the Statement of Work not Previously Discussed	2	1.25	28	Y
53	Service Points	2	1.25.1	28	Y
64	Management Plan	2	1.25.2	28	Y
389	Repossession of Mail by the Postal Service	2	1.25.3	28	Y
146	Local Agreements	2	1.25.4	29	Y
655	Operating Periods	2	1.25.5	29	Y
1864	Incentive Plan	2	1.25.6	29	Y
975	Sustainability	2	1.25.7	29	Y
1008	Security	2	1.25.8	29	Y
2131	Contingency Plan	2	2.0	30	Y
2136	Aircraft Mechanical Delays or Cancellations	2	2.1	33	Y
2137	A Breakdown of Any Maintenance Support or Ground Handling Equipment and Duties at Any Outstations	2	2.2	33	Y
2139	Delays, Cancellations or Aircraft Weight Limitations Caused by Weather Conditions	2	2.3	33	Y
2140	Airport Closings per FAA	2	2.4	35	Y
2141	Labor Disruptions Including, but not Limited to, Walkouts or Strikes	2	2.5	35	Y
2142	Staffing Shortages Relating to Medical or Other Emergencies	2	2.6	35	Y
2143	Delays Caused by Environmental Issues Such as Fuel Spills, Chemical Spills, or Other HAZMAT	2	2.7	35	Y
2144	Other Conditions that May Affect On-time Performance	2	2.8	36	Y

SN#: 5A-12-A-0024	31
Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

United States Postal Service Air Cargo Network Volume 3A November 6, 2012

Volume 2A
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
74	Training of Employees on Contingency Plan	2	2.9	36	Y
1743	Attachment 12	2	3.0	37	Y

Volume 3A
Line Number	Evaluation Area	Response Reference			Compliant (Y/N)
		Volume	Section	Page
1875	Signed PS Form 8203	3	1.0	1	Y
1878	Completed Attachment 10: Pricing	3	2.0	2	Y
1889	Representations and Certifications	3	3.0	21	Y
1893	Certification of Provision 4-10	3	4.0	25	Y
1896	Completed Provision 9-1	3	5.0	26	Y
1899	Provision 4-2 Compliance Matrix	3	6.0	27	Y

SN#: 5A-12-A-0024	32
Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.